UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO. __________)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X]     Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[ ]     Definitive proxy statement.

[ ]     Definitive additional materials.

[ ]     Soliciting material pursuant toss. 240.14a-11(c) ofss. 240.14a-12.


                              KANSAS CITY SOUTHERN
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[ ]    No fee required.

[X]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which  transaction  applies:
            Common Stock, par value $0.01 per share, of Kansas City Southern and Class A Convertible Common Stock, par value $0.01 per share, of Kansas City Southern.

       (2) Aggregate number of securities to which transaction applies: 18 million shares of Class A Convertible Common Stock of Kansas City Southern and up to an additional 6.4 million shares of Class A Convertible Common Stock or Common Stock of Kansas City Southern (in each cash, contractually valued at $12.50 per share) if Kansas City Southern, at its option, determines to pay up to $80 million of the $200 million cash consideration in such securities as discussed in (3) below.

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The proposed maximum aggregate value of the transaction for purposes of calculating the filing fee only is $402,680,000. The filing fee was determined by adding (a) $200 million of cash consideration (up to $80 million of which may consist of 6.4 million shares of Class A Convertible Common Stock or Common Stock of Kansas City Southern contractually valued at $12.50 per share) and (ii) the $202,680,000 value of the 18 million shares of Class A Common Stock based on a book value of $11.26 per share. The filing fee, pursuant to Section 14(g)(1)(A)(i) and Section 14(g)(5), equals $80.90 per million of the maximum aggregate value of the transaction, as set forth in Fee Rate Advisory #11 for Fiscal Year 2003.

       (4)  Proposed maximum aggregate value of transaction: $402,680,000.

       (5)  Total fee paid:   $32,577

[ ]    Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

       (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

       (3)  Filing Party:

--------------------------------------------------------------------------------

       (4)  Date Filed:

--------------------------------------------------------------------------------

[KCS LOGO]
427 WEST 12TH STREET
KANSAS CITY, MISSOURI  64105







                              KANSAS CITY SOUTHERN




                           NOTICE AND PROXY STATEMENT


                                       FOR


                        A SPECIAL MEETING OF STOCKHOLDERS


                                   TO BE HELD


                                 [    ], 2003



--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT!


     Please mark, date and sign the enclosed proxy card and promptly return it in the enclosed envelope, or vote by telephone or through the Internet as described on the proxy card.

--------------------------------------------------------------------------------


 MAILING OF THIS NOTICE AND PROXY STATEMENT AND THE ACCOMPANYING ENCLOSED PROXY
                      COMMENCED ON OR ABOUT _________, 2003

                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105

                                 _________, 2003


TO OUR STOCKHOLDERS:

     On April 20, 2003, Kansas City Southern ("KCS") entered into acquisition agreements with Grupo TMM, S.A. ("Grupo TMM") under which KCS ultimately would acquire control of TFM, S.A. de C.V. ("TFM") which operates one of the three major rail systems in Mexico.

     In connection with this acquisition, KCS proposes to issue up to 24,400,000 shares of a new class of common securities, to be called Class A Convertible Common Stock, and up to 9,025,000 shares of common stock, in addition to substantial cash payments.

     Important information about this acquisition, certain related transactions and proposed amendments to our Restated Certificate of Incorporation is contained in the accompanying proxy materials.

     A Special Meeting of Stockholders will be held at 10:00 a.m. on [________, ________ ___], 2003 at [Union Station Kansas City, City Stage Theater, 30 West Pershing Road,] Kansas City, Missouri, to consider and approve the proposals described in the attached proxy statement.

     Your vote is important. Stockholder approval of some of the proposals described in the proxy statement is a condition to the acquisition described above. KCS's Board of Directors has unanimously recommended that you vote FOR each proposal contained in the proxy statement.

     The proxy statement contains detailed information about the Special Meeting and the formal business to be acted upon by the stockholders. We urge you to read these proxy materials and to participate in the Special Meeting either in person or by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, IN THE ENVELOPE PROVIDED, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED. ALTERNATIVELY, YOU MAY CAST YOUR VOTES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD.

                                       Sincerely,



                                       Michael R. Haverty
                                       Chairman of the Board, President
                                       and Chief Executive Officer

                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105

                                ---------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                ---------------

     A Special Meeting of the Stockholders of Kansas City Southern, a Delaware corporation ("KCS"), will be held at [Union Station Kansas City, City Stage Theater, 30 West Pershing Road], Kansas City, Missouri, at 10:00 a.m. on [_____, ________ ___], 2003, to consider and vote upon approval of the following proposals and upon such other business as may properly come before the Special Meeting and any adjournments thereof. (At present, our Board of Directors is not aware of any other business that will be presented for consideration at the Special Meeting.):

     PROPOSAL 1 - Amendment of Restated Certificate of Incorporation of KCS, in connection with a proposed acquisition, to:

     o increase our authorized common securities from 400 million shares to 450 million shares; and

     o authorize the additional 50 million shares from the increase in common securities described above as a new class of stock, designated as "Class A Convertible Common Stock."

     PROPOSAL 2 - Amendment of Restated Certificate of Incorporation of KCS to simplify and update the Restated Certificate of Incorporation, as follows:

     o    change our name to "NAFTA Rail";

     o provide that our corporate purpose shall be "to engage in any lawful act or activity for which corporations may be organized under Delaware Corporation Law;"

     o    amend the New Series  Preferred Stock provisions to allow our Board of
          Directors   more   flexibility  in   designating   dividend,   voting,
          liquidation and redemption rights of new series of preferred stock;

     o delete the provisions regarding Series B Convertible Preferred Stock and the names and addresses of our incorporators, which are now obsolete;

     o amend the provision regarding personal liability of our directors for breaches of fiduciary duties to conform to the General Corporation Law of Delaware (the "Delaware Corporation Law") by setting forth the instances in which a director's personal liability shall not be eliminated or limited; and

     o    authorize   indemnification   of  (and  advancement  of  expenses  to)
          directors, officers and agents of KCS.

     PROPOSAL 3 - Restatement of Restated Certificate of Incorporation of KCS to incorporate the foregoing amendments and the Certificate of Designations attached to the Restated Certificate of Incorporation, which created the 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C ("Series C Preferred Stock").

     PROPOSAL 4 - Proposed issuance of 18 million shares of Class A Convertible Common Stock, up to 2,625,000 shares of KCS Common Stock ("Common Stock"), and up to an additional 6,400,000 shares of Common Stock or Class A Convertible Common Stock, pursuant to an acquisition agreement with Grupo TMM, S.A. and others.

     NOTE: KCS CANNOT PROCEED WITH PROPOSAL 4 IF PROPOSAL 1 IS NOT APPROVED.

     Only holders of KCS Common Stock and holders of KCS Preferred Stock, $25 par value per share, of record at the close of business on [_________], 2003, are entitled to notice of and to vote at this meeting or any adjournment thereof. Holders of KCS Series C Preferred Stock do not have voting rights with respect to the proposals to be presented at this meeting. The list of stockholders entitled to vote at this meeting will be available for inspection during normal business hours in the office of KCS's Corporate Secretary at least 10 days prior to the date of the meeting.

                                  By Order of the Board of Directors,



                                  Michael R. Haverty
                                  Chairman of the Board, President
                                  and Chief Executive Officer


The date of this notice is ___________, 2003.

     PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, REGARDLESS OF THE NUMBER OF SHARES YOU MAY OWN AND WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. ALTERNATIVELY, YOU MAY CAST YOUR VOTES BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ACCOMPANYING PROXY CARD. YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF REVOKED IN ACCORDANCE WITH THE PROCEDURES DESCRIBED IN THIS NOTICE AND PROXY STATEMENT. PLEASE ALSO INDICATE ON YOUR PROXY CARD WHETHER YOU PLAN TO ATTEND THE SPECIAL MEETING.



                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
INTRODUCTION..............................................................................................       1

SUMMARY TERM SHEET FOR THE PROPOSALS......................................................................       1

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS.................................................................      11

INFORMATION ABOUT THE SPECIAL MEETING.....................................................................      15

VOTING....................................................................................................      16

BUSINESS OF KCS, TFM, AND TEX-MEX.........................................................................      19
      KCS.................................................................................................      19
      TFM.................................................................................................      20
      Tex-Mex ............................................................................................      20

BACKGROUND AND RECOMMENDATION.............................................................................      21
      Background..........................................................................................      21
      Reasons for the Proposals...........................................................................      23
      Opinion of Financial Advisor........................................................................      24
      Recommendation......................................................................................      31

PROPOSAL 1 - AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF
   KCS, IN CONNECTION WITH THE PROPOSED ACQUISITION.......................................................      32
      Description of Proposed Amendments..................................................................      32
      Purposes and Effects of the Proposed Amendments.....................................................      32
      Description of Class A Convertible Common Stock.....................................................      32
      Summary Comparison of Common Stock and Class A Convertible Common Stock.............................      36
      Required Vote and Board of Directors' Recommendation................................................      39

PROPOSAL 2 - AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
   OF KCS TO SIMPLIFY AND UPDATE THE RESTATED CERTIFICATE OF
   INCORPORATION..........................................................................................      40
      Description of the Proposed Amendments..............................................................      40
      Purposes and Effects of the Proposed Amendments.....................................................      40
      Required Vote and Board of Directors' Recommendation................................................      41

PROPOSAL 3 - RESTATEMENT OF RESTATED CERTIFICATE OF INCORPORATION
   OF KCS ................................................................................................      42
      Description of Proposed Restatement.................................................................      42
      Purpose and Effect of the Proposed Restatement......................................................      42
      Required Vote and Board of Directors' Recommendation................................................      42

PROPOSAL 4 - PROPOSED ISSUANCE OF CLASS A CONVERTIBLE COMMON STOCK
   AND COMMON STOCK.......................................................................................      43
      Overview............................................................................................      43
      Purpose and Effect of Proposed Issuance of Stock....................................................      43
      Summary of the Acquisition Agreement and Related Agreements.........................................      43
         The Acquisition Agreement........................................................................      44
         First Amendment to Rights Agreement..............................................................      48
         Stockholders' Agreement..........................................................................      48
         Registration Rights Agreement....................................................................      51
         Consulting Agreement.............................................................................      51
         Marketing and Services Agreement.................................................................      53
         Agreement of Assignment and Assumption of Rights, Duties and Obligations.........................      53
         The Stock Purchase Agreement.....................................................................      54
      Regulatory Matters..................................................................................      55
      Requirement for Stockholder Approval................................................................      55
      Required Vote and Board of Directors' Recommendation................................................      56

SELECTED FINANCIAL DATA...................................................................................      57
      Selected Historical Consolidated Financial Data of KCS..............................................      57
      Selected Historical Combined and Consolidated Financial Data of Grupo TFM...........................      59

UNAUDITED PRO FORMA SELECTED CONSOLIDATED FINANCIAL DATA..................................................      60

PRO FORMA FINANCIAL STATEMENTS............................................................................      62

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING
   AND FINANCIAL DISCLOSURE...............................................................................      71

PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY BY DIRECTORS
   AND CERTAIN EXECUTIVE OFFICERS.........................................................................      73

STOCKHOLDER PROPOSALS.....................................................................................      76

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................................................      77

HOUSEHOLDING OF SPECIAL MEETING MATERIALS.................................................................      77

OTHER MATTERS.............................................................................................      78

FORWARD-LOOKING STATEMENTS................................................................................      78

WHERE YOU CAN FIND MORE INFORMATION.......................................................................      78

DOCUMENTS INCORPORATED BY REFERENCE.......................................................................      78

APPENDICES:

Appendix A - Form of Amended and Restated Certificate of Incorporation of
     Kansas City Southern.................................................................................      A-1

Appendix B - Acquisition Agreement, dated as of April 20, 2003, by and among
     Kansas City Southern, KARA Sub, Inc., Grupo TMM, S.A., TMM Holdings, S.A. de C.V.
     and TMM Multimodal, S.A. de C.V......................................................................      B-1

Appendix C - First Amendment to Rights Agreement..........................................................      C-1

Appendix D - Stockholders' Agreement to be entered into by and among Kansas City
     Southern, Grupo TMM, S.A., TMM Holdings, S.A. de C.V., TMM Multimodal, S.A. de C.V.
     and certain stockholders of Grupo TMM, S.A...........................................................      D-1

Appendix E - Registration Rights Agreement to be entered into by and among Kansas City
     Southern, Grupo TMM, S.A., TMM Holdings, S.A. de C.V. and TMM Multimodal,
     S.A. de C.V..........................................................................................      E-1

Appendix F - Consulting Agreement to be entered into by and between Kansas City Southern
     and a consulting firm to be established by Jose Serrano Segovia......................................      F-1

Appendix G - Marketing and Services Agreement to be entered into by and among Kansas City
     Southern, Grupo TMM, S.A. and TFM, S.A. de C.V.......................................................      G-1

Appendix H - Stock Purchase Agreement, dated as of April 20, 2003, by and among Kansas
     City Southern, Grupo TMM, S.A. and TFM, S.A. de C.V..................................................      H-1

Appendix I - Fairness Opinion of Deutsche Bank Securities Inc.............................................      I-1

                                  INTRODUCTION

     The accompanying proxy is solicited by the Board of Directors of Kansas City Southern ("KCS") from holders of KCS Common Stock, par value $0.01 per share (the "Common Stock"), and holders of KCS Preferred Stock, par value $25.00 per share (the "Preferred Stock"), as of the record date for use at the Special Meeting of Stockholders to be held at the time and place and for the purposes set forth in the accompanying notice. This proxy statement is first being mailed to stockholders on or about ________, 2003


                      SUMMARY TERM SHEET FOR THE PROPOSALS

     THIS SUMMARY TERM SHEET FOR THE PROPOSALS HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT REGARDING THE PROPOSALS AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU AS A KCS STOCKHOLDER. ACCORDINGLY, WE ENCOURAGE YOU TO CAREFULLY READ THIS ENTIRE DOCUMENT, INCLUDING THE APPENDICES, AND THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU. YOU MAY OBTAIN A COPY OF THE DOCUMENTS TO WHICH WE HAVE REFERRED YOU WITHOUT CHARGE BY FOLLOWING THE INSTRUCTIONS IN THE SECTION ENTITLED "WHERE YOU CAN FIND MORE INFORMATION."

PURPOSE OF THE PROPOSALS

     On April 20, 2003, KCS and Grupo TMM, S.A. ("Grupo TMM") entered into separate agreements for the acquisition by KCS of control of TFM, S.A. de C.V. ("TFM") and The Texas-Mexican Railway Company ("Tex-Mex"). On May 9, 2003, KCS acquired from Grupo TMM 51% of the shares of Mexrail, Inc. ("Mexrail"), which owns 100% of Tex-Mex, and deposited the Mexrail shares into a voting trust pending resolution of KCS's application to the Surface Transportation Board ("STB") seeking authority to exercise common control over Tex-Mex and KCS's other rail companies, The Kansas City Southern Railway Company ("KCSR") and the Gateway Eastern Railway Company ("Gateway Eastern"). See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--The Stock Purchase Agreement" and "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Regulatory Matters."

     Pursuant to the agreement for the acquisition of control of TFM (the "Acquisition") entered into on April 20, 2003 by KCS with Grupo TMM and other parties (the "Acquisition Agreement"), KCS will acquire all of the interest of TMM Multimodal, S.A. de C.V. ("Multimodal"), a subsidiary of Grupo TMM, in Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM") for $200 million in cash and 18,000,000 shares of a new class of common securities of KCS, to be designated "Class A Convertible Common Stock." Grupo TFM owns an 80% economic interest in TFM and all of the shares of stock with full voting rights of TFM (the "TFM Voting Stock"). KCS has the right to elect to pay up to $80 million of the cash portion of the purchase price by delivering up to 6,400,000 shares of KCS Class A Convertible Common Stock or KCS Common Stock.

     Proposals 1 and 4 described below are for the purpose of allowing KCS to consummate the acquisition of the Grupo TFM shares held by Multimodal and thereby acquire control of TFM. The remaining proposals are intended to simplify, update and restate our Restated Certificate of Incorporation.

THE PROPOSALS

     You are being asked to consider and vote upon approval of proposals to amend and restate our Restated Certificate of Incorporation, and to authorize our issuance of additional shares of Common Stock and shares of a new class, called Class A Convertible Common Stock, as described in more detail below.

     PROPOSAL 1 - AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF KCS, IN CONNECTION WITH THE ACQUISITION (PAGES 32 THROUGH 39 AND APPENDIX A)

     We propose to amend our Restated Certificate of Incorporation to:

     o increase our authorized common securities from 400 million shares to 450 million shares; and

     o authorize the additional 50 million shares from the increase in common securities described above as a new class of stock, designated as "Class A Convertible Common Stock," par value $0.01 per share;

     PROPOSAL 2 - AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF KCS TO SIMPLIFY AND UPDATE THE RESTATED CERTIFICATE OF INCORPORATION (PAGES 40 THROUGH 41 AND APPENDIX A)

     We also propose to amend our Restated Certificate of Incorporation to:

     o    change our name from "Kansas City Southern" to "NAFTA Rail";

     o delete the itemization of specific corporate purposes and substitute therefor that our corporate purpose is ". . . to engage in any lawful act or activity for which corporations may be organized under Delaware Corporation Law;"

     o    amend the New Series  Preferred Stock provisions to allow our Board of
          Directors   more   flexibility  in   designating   dividend,   voting,
          liquidation and redemption rights of new series of preferred stock;

     o delete the provisions regarding "Series B Convertible Preferred Stock" and the names and addresses of our incorporators, which are now obsolete;

     o amend the provision regarding personal liability of our directors for breaches of fiduciary duties to conform to Section 102(b)(7) of the General Corporation Law of Delaware (the "Delaware Corporation Law") by setting forth the instances in which a director's personal liability shall not be eliminated or limited; and

     o    authorize   indemnification   of  (and  advancement  of  expenses  to)
          directors, officers and agents of KCS;

     PROPOSAL 3 - RESTATEMENT OF RESTATED CERTIFICATE OF INCORPORATION OF KCS (PAGE 42 AND APPENDIX A)

     We propose to restate our Restated Certificate of Incorporation to incorporate the foregoing amendments, if approved, and the Certificate of Designations attached to our Restated Certificate of Incorporation, which created the 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C ("Series C Preferred Stock").

     PROPOSAL 4 - PROPOSED ISSUANCE OF CLASS A CONVERTIBLE COMMON STOCK AND COMMON STOCK (PAGES 43 THROUGH 56)

     We propose to issue shares of Class A Convertible Common Stock and Common Stock, along with the payment of cash, to acquire control of TFM, in accordance with the terms of the Acquisition Agreement. Pursuant to the Acquisition Agreement and related agreements, we propose to issue 18 million shares of Class A Convertible Common Stock, up to 2,625,00 shares of Common Stock, and up to an additional 6,400,000 shares of Common Stock or Class A Convertible Common Stock. The terms and conditions of these stock issuances and related transactions are set forth in the Acquisition Agreement and related ancillary agreements (the "Ancillary Agreements") described below. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements."

     ACQUISITION AGREEMENT (PAGES 44 TO 48)

     In the Acquisition Agreement, KCS has agreed to issue 18 million shares of Class A Convertible Common Stock to Multimodal, a subsidiary of Grupo TMM, upon the consummation of three steps, referred to collectively as the "Acquisition." These three steps will all occur sequentially and virtually simultaneously, as follows:

     (1) A wholly-owned subsidiary of KCS, KARA Sub, Inc., or "KARA Sub," using funds and securities provided by KCS, will purchase from Multimodal all of the shares it holds of Grupo TFM. Grupo TFM owns all of the TFM Voting Stock. In the purchase, Kara Sub will pay $200 million and deliver a subordinated promissory note of KARA Sub in the principal amount of $25 million. (KCS has the option to issue up to 6,400,000 shares of Class A Convertible Common Stock or Common Stock in lieu of paying up to $80 million of the $200 million purchase price.) This step is referred to as the "Stock Purchase."

     (2) Multimodal will purchase from KARA Sub 10% of the issued and outstanding shares of KARA Sub common stock, in consideration for delivery by Multimodal to KARA Sub of the KARA Sub subordinated promissory note. This step is referred to as the "Subsidiary Investment."

     (3) KARA Sub will then be merged into KCS in accordance with the Delaware Corporation Law. The merger will be consummated by filing a certificate of merger with the Delaware Secretary of State. This step is referred to as the "Merger." In the Merger, the shares of KARA Sub held by Multimodal will be converted into and exchanged for 18,000,000 shares of Class A Convertible Common Stock. KCS will be the surviving company in the Merger and will change its name to "NAFTA Rail." References in this proxy statement to NAFTA Rail mean KCS after it has changed its name.

     The foregoing three steps comprise the Acquisition. Upon consummation of the Acquisition, two new directors, Jose Serrano Segovia, Chairman of Grupo TMM and Javier Segovia Serrano, President of Grupo TMM, will be appointed to the NAFTA Rail Board of Directors to serve until the Annual Meeting of Stockholders of NAFTA Rail in 2004. At that meeting, Jose Serrano Segovia will be nominated for election to the class of directors serving until the annual meeting of stockholders in 2006 and Javier Segovia Serrano will be nominated for election to the class of directors serving until the annual meeting of stockholders in 2005.

     In addition, provided the Acquisition has occurred and neither KCS nor any of its subsidiaries has purchased TFM shares held by the Mexican government upon exercise of the Mexican government's right to compel purchase of those shares (referred to as the "Put"), KCS will be obligated to pay to Grupo TMM an additional amount (referred to as the "VAT Contingency Payment") of up to $180 million in cash in the event that a pending Value Added Tax claim (referred to as the "VAT Claim") against the Mexican government by TFM is successfully resolved and the amount received is greater than the purchase price of the Put. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--The Acquisition Agreement--VAT Contingency Payment." Upon completion of the Acquisition, KCS will assume Grupo TMM's obligations to make any payment upon the exercise by the Mexican government of the Put and will indemnify Grupo TMM and its affiliates, and their respective officers, directors, employees and shareholders, against obligations or liabilities relating thereto. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--Agreement of Assignment and Assumption of Rights, Duties and Obligations."

     The obligations of KCS and Grupo TMM to complete the Acquisition are subject, in addition to standard conditions, to the following conditions:

     o Approval by KCS's stockholders of amendments to KCS's Restated Certificate of Incorporation (described in Proposal 1) and issuance of Class A Convertible Common Stock and Common Stock (described in Proposal 4);

     o Obtaining required consents, waivers, authorizations and approvals from governmental authorities;

     o Listing on the New York Stock Exchange of the Common Stock to be issued in connection with the Acquisition;

     o    Execution and delivery of the Ancillary Agreements;

     o    Absence  of  any  legal  or  judicial   restraints   or   prohibitions
          preventing,   or   proceedings   pending  to  restrain  or   prohibit,
          consummation of the Acquisition;

     o Receipt of consents from the holders of certain outstanding notes of Grupo TMM;

     o Absence of any insolvency or bankruptcy proceeding against Multimodal, TMM Holdings, S.A. de C.V. ("TMM Holdings") or TFM that has been pending for more than 60 days, and the absence of certain material adverse effects; and

     o Release by KCS of former directors and officers of TFM or any of its subsidiaries from certain claims by KCS or its subsidiaries.

See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--The Acquisition Agreement."

     In addition, in connection with the Acquisition, KCS and Harris Trust & Savings Bank, as Rights Agent, will enter into a First Amendment to Rights Agreement to, among other things, amend the definition of "Acquiring Person" so that the Acquisition will not trigger the rights under the Rights Agreement, dated September 19, 1995. A copy of the First Amendment to Rights Agreement is attached to this proxy statement as Appendix C. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--First Amendment to Rights Agreement."

     ANCILLARY AGREEMENTS (PAGES 48 TO 55 AND APPENDICES D THROUGH H)

     Pursuant to the Acquisition Agreement, the following Ancillary Agreements have been entered into, or will be entered into prior to the closing of the
Acquisition:

     o STOCKHOLDERS' AGREEMENT. This agreement, to be entered into by KCS, Grupo TMM, certain subsidiaries of Grupo TMM and certain stockholders of Grupo TMM (the "Principal Stockholders"), contains standstill provisions, restrictions on transfer provisions and pre-emptive rights provisions with respect to Grupo TMM, such subsidiaries, the Principal Stockholders and their respective affiliates, who are then holders of Common Stock or Class A Convertible Common Stock (collectively, the "TMM Holders"). The Stockholders' Agreement also contains corporate governance provisions involving NAFTA Rail, including provisions regarding the selection of directors which, among other things, give TMM Holders the right to elect up to two directors of NAFTA Rail. This agreement requires the TMM Holders to vote their shares of NAFTA Rail in favor of the NAFTA Rail Board's slate of director nominees and against any proposal to remove any director nominated by the NAFTA Rail Nominating Committee and elected to the NAFTA Rail Board of Directors by the holders of Common Stock and Class A Convertible Common Stock. Subject to specific termination provisions contained in the Stockholders' Agreement, the Agreement (with a few exceptions) terminates when the TMM Holders' ownership falls below 40% of the Voting Securities initially acquired pursuant to the Merger, or in the event the Class A nominees are not elected to the NAFTA Rail Board of Directors (except for good cause). See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--Stockholders' Agreement."

     o REGISTRATION RIGHTS AGREEMENT. This agreement, to be entered into by KCS, Grupo TMM, certain Grupo TMM subsidiaries and the Principal Stockholders (who for purposes of this agreement include two additional members of the Serrano Segovia family), will provide certain holders of NAFTA Rail securities, collectively referred to as the "Holders," with registration rights with respect to the shares of NAFTA Rail Common Stock (i) issuable upon conversion of the Class A Convertible Common Stock, (ii) issued in lieu of cash at the closing of the Acquisition, (iii) issued pursuant to the Consulting Agreement and (iv) acquired on pre-emptive exercises. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--Registration Rights Agreement."

     o CONSULTING AGREEMENT. This agreement, to be entered into by KCS and a consulting firm controlled by Jose Serrano Segovia provides for the consulting firm to provide consulting services to the NAFTA Rail Board of Directors and Chief Executive Officer relating to NAFTA Rail's Mexican rail network operations, including its customers and suppliers, regulatory matters and regarding the Mexican railroad industry in general. Jose Serrano Segovia is required under the terms of the Consulting Agreement to be personally involved in the provision of services by the consulting firm. The Consulting Agreement has an initial term of three years and may be extended by NAFTA Rail for an additional year. Under the Consulting Agreement, NAFTA Rail will pay to the consulting firm an annual fee of $600,000. In addition, NAFTA Rail will grant the consulting firm 2,100,000 shares of NAFTA Rail restricted Common Stock, subject to certain vesting conditions. If NAFTA Rail extends the initial term of the Consulting Agreement, NAFTA Rail will grant to consulting firm an additional 525,000 shares of NAFTA Rail restricted Common Stock. The Consulting Agreement contains restrictions on transfer of the shares of NAFTA Rail restricted Common Stock received under the agreement. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--Consulting Agreement."

     o MARKETING AND SERVICES AGREEMENT. This agreement, to be entered into by Grupo TMM, TFM and KCS, provides for the parties to enter into various "most favored nations" provisions, requiring, among other things, that: (i) NAFTA Rail provide certain services to Grupo TMM on terms which are no less favorable than the terms provided to third or fourth party logistics companies; (ii) Grupo TMM may be the exclusive provider of Road-Railer freight services over TFM's rail system within Mexico; (iii) Grupo TMM shall have the right, but not the obligation, to operate NAFTA Rail's intermodal terminals to the extent that NAFTA Rail determines to utilize a third party to operate such terminals within Mexico, the terms of such operations to be subject to mutual agreement of Grupo TMM and KCS; and (iv) Grupo TMM shall have the right to make a bid for the provision of certain transportation related services that are provided by Grupo TMM or its affiliates to third parties, if TFM determines to have such services provided by any unaffiliated third party in Mexico or the United States. The initial term of the Marketing and Services Agreement is for five years, subject to automatic renewal for periods of one year unless terminated by Grupo TMM or NAFTA Rail. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--Marketing and Services Agreement."

     o ASSIGNMENT AND ASSUMPTION OF PUT RIGHTS AND OBLIGATIONS. This agreement is to be entered into by and among Grupo TMM, KCS, and Grupo TFM, by which Grupo TMM will assign and transfer to NAFTA Rail, and NAFTA Rail will accept and assume, Grupo TMM's rights, duties and obligations with respect to the purchase of the TFM limited voting shares from the Mexican government under the Put Agreement, as defined below. The obligation to purchase the Mexican government's 20% interest in TFM arises under an agreement entered into by and among the Federal Government of the United Mexican States, Grupo TFM, Grupo TMM and KCS, referred to as the "Put Agreement." Under the Put
          Agreement, the Mexican government has the right to sell its 20% interest in TFM through a public offering on October 31, 2003 (or prior to October 31, 2003, with the consent of Grupo TFM). If, on October 31, 2003, the Mexican government has not sold all of its capital stock in TFM, Grupo TFM is obligated to purchase the capital stock. In the event that Grupo TFM does not purchase the Mexican government's 20% interest in TFM within 60 days of the Mexican government's delivery of notice to Grupo TFM exercising the put, then Grupo TMM and NAFTA Rail would will be jointly and severally obligated under the Put Agreement to purchase the Mexican government's remaining interest in TFM in accordance with the terms of the Put Agreement. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--Agreement of Assignment and Assumption of Rights, Duties and Obligations."

     o STOCK PURCHASE AGREEMENT. This agreement was entered into as of April 20, 2003, by and among KCS, Grupo TMM and TFM. Pursuant to this agreement, on May 9, 2003, KCS purchased from TFM 51% of the outstanding shares of Mexrail, a wholly-owned subsidiary of TFM, for $32,680,000. KCS has deposited these shares of Mexrail into a voting trust pending approval of KCS's application to the STB seeking authority to exercise common control over Tex-Mex, KCSR and Gateway Eastern. KCS has an exclusive option until December 31, 2005 to purchase the remaining outstanding shares of Mexrail. TFM retained the right to repurchase all of the Mexrail shares from KCS at any time within two years of the date of the Stock Purchase Agreement at the purchase price paid by KCS for such shares. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--The Stock Purchase Agreement" and "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Regulatory Matters."

     The following table provides a summary comparison of the Common Stock and proposed Class A Convertible Common Stock.

------------------------------ ------------------------------------------ --------------------------------------------
TERM                                         COMMON STOCK                             CLASS A CONVERTIBLE
                                                                                         COMMON STOCK
------------------------------ ------------------------------------------ --------------------------------------------
Number of Authorized Shares                   400,000,000                                 50,000,000
------------------------------ ------------------------------------------ --------------------------------------------
Par Value per Share                              $0.01                               Same as Common Stock
------------------------------ ------------------------------------------ --------------------------------------------
Voting Rights                  One vote for each share outstanding on     One vote for each share outstanding on
                               each matter on which the stock-holders     each matter on which the stockholders are
                               are entitled to vote                       entitled to vote, provided (i) shares
                                                                          shall be voted in favor of nominees
                                                                          recommended by the Board of Directors with
                                                                          respect to directors other than the Class
                                                                          A Directors; and (ii) shall vote
                                                                          separately as a class to elect two
                                                                          directors (the "Class A Directors")
                                                                          (reduced to one in the event TMM Holders'
                                                                          ownership falls below 75% of the Voting
                                                                          Securities initially acquired pursuant to
                                                                          the Merger and reduced to zero in the
                                                                          event the TMM Holders' ownership falls
                                                                          below 40% of the Voting Securities
                                                                          initially acquired pursuant to the Merger)
------------------------------ ------------------------------------------ --------------------------------------------
Cumulative Voting              In elections for directors, other than                Same as Common Stock
                               Class A Directors, when the holders of
                               the Preferred Stock do not have the
                               right, voting as a class, to elect two
                               directors, holders shall be entitled to
                               as many votes as shall equal the number
                               of shares which they are entitled to
                               vote, multiplied by the number of
                               directors to be elected, and such shares
                               may be cast all for a single director or
                               any two or more of them
------------------------------ ------------------------------------------ --------------------------------------------

------------------------------ ------------------------------------------ --------------------------------------------
TERM                                         COMMON STOCK                             CLASS A CONVERTIBLE
                                                                                         COMMON STOCK
------------------------------ ------------------------------------------ --------------------------------------------
Required Vote                  (i) Directors, other than Class A                     Same as Common Stock
                               Directors, shall be elected by a
                               plurality of votes of the shares present
                               in person (or represented by proxy) at
                               the meeting and entitled to vote for
                               election of directors; (ii) increasing
                               the number of directors to more than
                               eighteen, abolishing cumulative voting
                               in elections of directors and abolishing
                               the division of the Board of Directors
                               into three classes all require a vote of
                               70% of the outstanding shares of the KCS
                               entitled to vote in the elections of
                               directors; and (iii) all other matters
                               require the affirmative vote of the
                               majority of shares present in person (or
                               represented by proxy) at the meeting and
                               entitled to vote on the subject matter.
------------------------------ ------------------------------------------ --------------------------------------------
Dividends                      Holders entitled to share equally, share              Same as Common Stock
                               for share, in such dividends or other
                               distributions declared by the Board of
                               Directors
------------------------------ ------------------------------------------ --------------------------------------------
Liquidation, Dissolution or    Share ratably in all assets                           Same as Common Stock
Winding Up                     available for distribution
------------------------------ ------------------------------------------ --------------------------------------------

------------------------------ ------------------------------------------ --------------------------------------------
TERM                                         COMMON STOCK                             CLASS A CONVERTIBLE
                                                                                         COMMON STOCK
------------------------------ ------------------------------------------ --------------------------------------------
Conversion Rights                           Not applicable                May be converted into shares of Common
                                                                          Stock at any time upon the election of the
                                                                          holder and shall be converted into shares
                                                                          of Common Stock upon (i) transfer to a
                                                                          person other than Grupo TMM or certain of
                                                                          its subsidiaries or Principal
                                                                          Stockholders; (ii) the first day on which
                                                                          the TMM Holders cease to beneficially own,
                                                                          in the aggregate, 40% of the Voting
                                                                          Securities initially acquired pursuant to
                                                                          the Merger; (iii) a Change of Control of
                                                                          NAFTA Rail; and (iv) acquisition of
                                                                          control of any TMM Holder by a Competitor.
------------------------------ ------------------------------------------ --------------------------------------------
Transfer Restrictions                       Not applicable                For a period of five years, Holders may
                                                                          not effect a Disposition: (i) to a
                                                                          Competitor; (ii) to an Affiliate unless
                                                                          such Affiliate agrees in writing to be
                                                                          bound by the terms of the Stockholders'
                                                                          Agreement; (iii) that in the aggregate
                                                                          represents 5% or more of the outstanding
                                                                          Voting Securities to any Person other than
                                                                          an eligible 13G Filer, and NAFTA Rail has
                                                                          been provided the right (but not the
                                                                          obligation) to purchase such Voting
                                                                          Securities; (iv) to any Person that would,
                                                                          together with such person's Affiliates or
                                                                          Associates, thereby beneficially own 15%
                                                                          of the Total Voting Power; and (v) of any
                                                                          capital stock or Voting Securities or
                                                                          control of any Person that, directly or
                                                                          indirectly, beneficially owns any Voting
                                                                          Securities of NAFTA Rail to a Competitor.
------------------------------ ------------------------------------------ --------------------------------------------

------------------------------ ------------------------------------------ --------------------------------------------
TERM                                         COMMON STOCK                             CLASS A CONVERTIBLE
                                                                                         COMMON STOCK
------------------------------ ------------------------------------------ --------------------------------------------
Pre-Emptive Rights                          Not applicable                Holders may purchase additional shares of
                                                                          Class A Convertible Common Stock to
                                                                          maintain their percentage ownership in the
                                                                          event NAFTA Rail authorizes the issuance
                                                                          or sale of any shares of Common Stock or
                                                                          any securities containing options or
                                                                          rights to acquire shares of Common Stock,
                                                                          EXCEPT for issuances of Common Stock
                                                                          ------
                                                                          issued: (i) to NAFTA Rail's employees,
                                                                          directors, consultants, agents,
                                                                          independent contractors or other service
                                                                          providers in connection with a Plan; (ii)
                                                                          upon the conversion of Class A Convertible
                                                                          Common Stock; (iii) upon the exercise of
                                                                          any options, warrants, convertible or
                                                                          exchangeable securities which are
                                                                          outstanding as of the date hereof; (iv) in
                                                                          connection with the acquisition of the
                                                                          equity interests or assets of another
                                                                          Person; or (v) in the event KCS issues
                                                                          additional equity in lieu of up to $80
                                                                          million in cash at closing of the
                                                                          Acquisition.
------------------------------ ------------------------------------------ --------------------------------------------

FAIRNESS OPINION (PAGES 24 TO 31 AND APPENDIX I)

     Deutsche Bank Securities, Inc., ("Deutsche Bank"), acted as financial advisor to KCS in connection with the Acquisition. At an April 15, 2003 meeting of the KCS Board of Directors, Deutsche Bank delivered an oral opinion, which it subsequently confirmed in writing to the KCS Board of Directors as of April 20, 2003. The opinion was to the effect that, as of its date and based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Deutsche Bank, the consideration to be paid by KCS in the Acquisition was fair, from a financial point of view, to KCS. For purposes of its opinion, the consideration to be paid by KCS included the stock consideration, the cash consideration and any amounts that could become payable pursuant to the VAT Contingency Payment. The full text of the written opinion of Deutsche Bank is attached hereto as Appendix I. KCS encourages you to read the opinion carefully, as well as the description of the analyses on which it was based.

VOTE REQUIRED TO APPROVE THE PROPOSALS (PAGES 39, 41, 42 AND 56)

     Approval of Proposals 1, 2 and 3 will require the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock that are entitled to vote on the Proposal. Approval of Proposal 4 will require the affirmative vote of the holders of a majority of the outstanding shares of KCS Common Stock and of Preferred Stock present in person or represented by proxy and entitled to vote on these matters, voting together as a single class, provided a quorum is present. The Series C Preferred Stock is not entitled to vote on these proposals.

                    QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

     This question-and-answer section highlights important information in this proxy statement but does not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the appendices, and the other documents we refer you to for a more complete understanding of the matters being considered at the Special Meeting. In addition, we incorporate by reference into this proxy statement important business and financial information about KCS and Grupo TFM. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled "Where You Can Find More Information."

Q:   ON WHAT AM I BEING ASKED TO VOTE?

A:   You are being asked, through Proposals 1, 2 and 3, to vote to:

          Amend and restate the KCS Restated Certificate of Incorporation to:

          o Increase our authorized common securities from 400 million shares to 450 million shares and, from such newly authorized shares, create a new class of 50 million shares of common securities, called the "Class A Convertible Common Stock;"

          o    Change our name from "Kansas City Southern" to "NAFTA Rail;"

          o Provide that our corporate purpose shall be to engage in any lawful act or activity for which corporations may be organized under the Delaware Corporation Law;

          o Amend the New Series Preferred Stock provisions to allow our Board of Directors more flexibility in designating new series of preferred stock;

          o Delete the "Series B Convertible Preferred Stock" provisions and the names and addresses of our incorporators, which are now obsolete;

          o Amend the provision regarding personal liability of our directors for breaches of fiduciary duties to conform to Section 102(b)(7) of the Delaware Corporation Law;

          o Authorize indemnification of (and advancement of expenses to) directors, officers and agents of KCS; and

          o Incorporate into the KCS Restated Certificate of Incorporation the foregoing amendments, and the Certificate of Designation attached to the KCS Restated Certificate of Incorporation which created the Series C Preferred Stock.

          The proposed amendments will not change the number of authorized shares of Preferred Stock or New Series Preferred Stock, which is 840,000 shares and 2,000,000 shares, respectively. A copy of the Amended and Restated Certificate of Incorporation incorporating the proposed amendments and the Certificate of Designations for the Series C Preferred Stock is attached to this proxy statement as Appendix A.

          You are also being asked in Proposal 4 to approve the issuance of 18,000,000 shares of Class A Convertible Common Stock , up to an additional 6,400,000 shares of Class A Convertible Common Stock or Common Stock (in lieu of a portion of the cash consideration for the Grupo TFM shares), and up to 2,625,000 shares of Common Stock in connection with our acquisition of control of TFM. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock."

Q:   WHAT IS CLASS A CONVERTIBLE COMMON STOCK?

A: Class A Convertible Common Stock is a new series of common securities of KCS (NAFTA Rail following approval of the Proposals) that will be created by the proposed Amended and Restated Certificate of Incorporation. The terms of the Class A Convertible Common Stock are set forth in Article FOURTH of Appendix A and are described under "Proposal 1 - Amendment of Restated Certificate of Incorporation of KCS, in Connection With the Acquisition--Description of Class A Convertible Common Stock."

Q:   WHY DOES KCS WANT TO ACQUIRE ADDITIONAL INTERESTS IN GRUPO TFM?

A: Grupo TFM owns 80 percent of the economic interest in TFM and all the shares of TFM entitled to full voting rights. KCS currently owns a 46.6% economic interest in Grupo TFM and 49.0% of the shares of Grupo TFM entitled to full voting rights. If KCS purchases the additional shares of Grupo TFM, it will have a controlling interest in Grupo TFM and, by virtue of Grupo TFM's ownership interest in TFM, KCS will have a controlling interest in TFM.

Q:   WHO IS TFM?

A: TFM holds the concession to operate Mexico's Northeast Rail Lines (the "Concession"; the "Northeast Rail Lines" are now know as "TFM"). Under the Concession, TFM operates a strategically significant corridor between Mexico and the United States, and has as its core route a key portion of the shortest, most direct rail passageways between Mexico City and the border crossing to Laredo, Texas. TFM's rail lines connect the most populated and industrialized regions of Mexico with Mexico's principal U.S. border railway gateway at Nuevo Laredo. In addition, TFM serves three of Mexico's primary seaports and 15 Mexican states and Mexico City, which together represent a majority of the country's population and account for a majority of its estimated gross domestic product.

Q:   WHAT IS THE PURPOSE OF THIS ACQUISITION?

A: The purpose of the acquisition is to place TFM under the control of KCS, to be renamed "NAFTA Rail," which will also control KCSR, Gateway Eastern and, if STB approval is obtained, Tex-Mex. KCS management believes that common control of these railroads, which are already physically linked in an end-to-end configuration, will enhance competition and give shippers in the North American Free Trade Agreement ("NAFTA") trade corridor a strong transportation alternative as they make their decisions to move goods between the United States, Mexico and Canada. In addition, KCS management believes that this common control offers stockholders greater value through the operating efficiencies expected to come from common ownership and control.

Q:   WHY DOES KCS WANT TO CHANGE ITS NAME TO NAFTA RAIL?

A: One of KCS's growth strategies is to continue to capitalize on NAFTA trade. Upon consummation of the acquisitions discussed above, along with KCS's ownership of KCSR and through its strategic alliance with Canadian National Railway Company ("CN") and Illinois Central Corporation ("IC," and together with CN, "CN/IC"), KCS will control or have access to a contiguous rail network connecting Canada, the United States and Mexico. KCS believes that the name NAFTA Rail will more accurately reflect KCS's consolidated holdings and will emphasize KCS's focus on NAFTA trade.

Q:   WHY IS KCS STOCKHOLDER APPROVAL NECESSARY?

A: The rules of the New York Stock Exchange require listed companies, such as KCS, to obtain stockholder approval before the issuance of common stock, or securities convertible into common stock, in any transaction or series of related transactions which amount to 20% or more of the listed company's issued and outstanding common stock. The proposed issuance of shares of Class A Convertible Common Stock and Common Stock is expected to exceed 20% of KCS's issued and outstanding common stock. We are also proposing amendments to our Restated Certificate of Incorporation to simplify, update and restate that certificate and such amendments require stockholder approval.

Q:   DO I HAVE APPRAISAL RIGHTS IF I OPPOSE ANY OF THE PROPOSALS?

A: No. Under Delaware law, stockholders do not have the right to an appraisal of the value of their shares in connection with any of the proposals.

Q:   WHAT IS THE BOARD OF DIRECTORS' RECOMMENDATION ON HOW TO VOTE?

A: The KCS Board of Directors has unanimously recommended that you vote FOR the Proposals.

Q:   WHAT WILL HAPPEN IF ANY OF THE PROPOSALS ARE NOT APPROVED?

A: KCS will not be able to take the actions proposed. If Proposal 1 is not approved, KCS will not be able to proceed with the approval of Proposal 4. If either Proposal 1 or Proposal 4 is not approved, KCS may not be able to complete the Acquisition.

Q: WHAT EFFECTS WILL THE PROPOSED ISSUANCES OF CLASS A CONVERTIBLE COMMON STOCK AND COMMON STOCK HAVE ON KCS STOCKHOLDERS?

A: The proposed issuance of Class A Convertible Common Stock and Common Stock will result in dilution in the percentage ownership interest of KCS's existing stockholders. The amount of such dilution cannot be determined until the time of issuance; however, if KCS had issued, as of March 31, 2003, the maximum number of shares of Common Stock contemplated by the Acquisition Agreement (including shares issued upon conversion of the Class A Convertible Common Stock) and by the Consulting Agreement, which would aggregate approximately 88.7 million shares, then based upon approximately
     61.6 million shares of Common Stock outstanding as of that date and a book value per share then of $12.42, the outstanding shares of Common Stock outstanding would have increased by approximately 44%, and the book value per share of Common Stock would have decreased, from $12.42 to $12.07. These results may be different at the time the Acquisition is completed.

Q: WILL I HAVE TO DO ANYTHING WITH MY CERTIFICATES FOR KCS COMMON STOCK UPON THE CHANGE OF KCS'S NAME TO NAFTA RAIL?

A: No. You need not surrender your certificates for new certificates at this time. Certificates for NAFTA Rail shares will be issued in the normal course as transfers of KCS shares occur. Until then, your certificates for stock of KCS may continue to be held and will be treated as if they were certificates for NAFTA Rail.

Q. WHY HAS KCS NOT INCLUDED A PROPOSAL ON THE ELECTION OF DIRECTORS TO NAFTA RAIL'S BOARD OF DIRECTORS UPON CONSUMMATION OF THE ACQUISITION?

A. The two new directors of NAFTA Rail will not be appointed unless and until the consummation of the Acquisition. At that time, they will be appointed to serve until the Annual Meeting of Stockholders of NAFTA Rail in 2004, at which time they will be nominated for election by the stockholders.

Q:   WHO CAN HELP ANSWER OTHER QUESTIONS I MAY HAVE?

A: If you have any questions concerning the Proposals or the Special Meeting, or if you would like additional copies of the proxy statement, please contact the Corporate Secretary's Office of KCS at 816-983-1384.

                      INFORMATION ABOUT THE SPECIAL MEETING

WHY WERE KCS'S STOCKHOLDERS SENT THIS PROXY STATEMENT?

     KCS is mailing this proxy statement on or about ________, 2003 to its stockholders of record on [______], 2003 in connection with KCS's Board of Directors' solicitation of proxies for use at a Special Meeting of Stockholders and any adjournment thereof (the "Special Meeting"). The Special Meeting will be held at [Union Station Kansas City, City Stage Theater, 30 West Pershing Road], Kansas City, Missouri, on _________________________ 2003 at 10:00 a.m. The
Notice of Special Meeting of Stockholders and a proxy card accompany this proxy statement.

     KCS will pay for the Special Meeting, including the cost of mailing the proxy materials and any supplemental materials. Directors, officers and employees of KCS may, either in person, by telephone or otherwise, also solicit proxy cards. They have not been specifically engaged for that purpose, nor will they be compensated for their efforts. Morrow & Co., Inc. has been retained and will be paid by KCS to assist in the solicitation of proxies at a cost not expected to exceed [$7,500], plus expenses. In addition, KCS may reimburse brokerage firms and other persons representing beneficial owners of KCS shares for their expenses in forwarding this proxy statement and other soliciting materials to the beneficial owners.

     Brokers, dealers, banks, voting trustees, other custodians and their nominees are asked to forward this notice and proxy statement and the proxy card to the beneficial owners of KCS's stock held of record by them. Upon request, KCS will reimburse them for their reasonable expenses in completing the mailing of the materials to beneficial owners of our stock.

WHO MAY ATTEND THE SPECIAL MEETING?

     Only KCS stockholders or their proxies and guests of KCS may attend the Special Meeting. Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate in the Special Meeting may request reasonable assistance or accommodation from KCS by contacting the office of the Corporate Secretary at KCS's principal executive offices, (816) 983-1538. If written requests are made to the Corporate Secretary of KCS, they should be mailed to P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105). To provide KCS sufficient time to arrange for reasonable assistance, please submit all requests by _______, 2003.

WHAT MATTERS WILL BE CONSIDERED AT THE SPECIAL MEETING?

     At the Special Meeting, stockholders will consider and vote upon proposals to: (1) amend KCS's Restated Certificate of Incorporation, in connection with the proposed Acquisition; (2) amend KCS's Restated Certificate of Incorporation to simplify and update the Restated Certificate of Incorporation; (3) restate KCS's Restated Certificate of Incorporation and (4) issue 18,000,000 shares of Class A Convertible Common Stock, up to 2,625,000 shares of Common Stock and up to an additional 6,400,000 shares of Class A Convertible Common Stock or Common Stock. These matters have been proposed by the Board of Directors, and Proposal 4 is dependent upon the approval of Proposal 1. The Board of Directors knows of no other matters that will be presented or voted on at the Special Meeting.

                                     VOTING

WHICH STOCKHOLDERS MAY VOTE AT THE SPECIAL MEETING?

     Only the holders of record at the close of business on [_____________], 2003 (the "Record Date"), of the Common Stock and the holders of the Preferred Stock, are entitled to notice of and to vote at the Special Meeting. On the Record Date, KCS had outstanding [61,495,992] shares of Common Stock and 242,170 shares of Preferred Stock for a total of [61,738,162] shares eligible to be voted at the Special Meeting. The holders of Series C Preferred Stock will not have any right to vote on the matters known to be presented at the Special Meeting. Holders of the Series C Preferred Stock only have contingent voting rights, as in the case of a dividend or redemption payment default, as set forth in KCS's Restated Certificate of Incorporation and as otherwise required by law.

     The Common Stock and the Preferred Stock (collectively, the "Voting Stock") constitute KCS's only voting securities which are entitled to vote at the Special Meeting and will vote together as a single class on all matters to be considered at the Special Meeting. Each holder of Voting Stock is entitled to cast one vote for each share of Voting Stock held on the Record Date on all matters. Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number.

HOW DOES KCS DECIDE WHETHER ITS STOCKHOLDERS HAVE APPROVED ANY OF THE PROPOSALS?

     Stockholders owning at least a majority of the shares of Voting Stock entitled to vote must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Special Meeting. The shares of a stockholder who is present and entitled to vote at the Special Meeting, either in person or through a proxy, are counted for purposes of determining whether there is a quorum, regardless of whether the stockholder votes the shares.

     For the proposals to be voted on at the Special Meeting, (i) the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock that are entitled to vote on the proposals to amend and restate the Restated Certificate of Incorporation of KCS is required for the adoption of Proposals 1, 2 and 3 and (ii) the affirmative vote of the holders of a majority of the outstanding shares of KCS Common Stock and of Preferred Stock present in person or represented by proxy and entitled to vote on the proposal to approve the issuance of Class A Convertible Common Stock and Common Stock, voting together as a single class, assuming a quorum is present, is required for the adoption of Proposal 4.

     Voting ceases when the chairman of the Special Meeting closes the polls. The votes are counted and certified by inspectors appointed by the Board of Directors of KCS in advance of the Special Meeting. In determining whether a majority of shares have been affirmatively voted for a particular proposal, the affirmative votes for the proposal are measured against the votes for and against the proposal plus the abstentions from voting on the proposal and broker non-votes. In other words, abstentions and broker non-votes will have the effect of votes against a proposal. A stockholder may abstain from voting on any proposal and abstentions from voting are not considered to be votes affirmatively cast. Abstaining will, therefore, have the effect of a vote against a proposal.

WHAT IF A STOCKHOLDER HOLDS SHARES IN A BROKERAGE ACCOUNT?

     The Voting Stock is traded on the New York Stock Exchange, Inc. (the "NYSE"). Under the rules of the NYSE, member stockbrokers who hold shares of Voting Stock in the broker's name for customers are required to get directions from the customers on how to vote their shares. NYSE rules also permit brokers to vote shares on certain proposals when they have not received any directions. The Staff of the NYSE, prior to the Special Meeting, informs the brokers of those proposals upon which the brokers are entitled to vote the undirected shares. KCS does not believe that brokers will be permitted to vote on these proposals if they have not received directions from their customers.

     When a stockbroker does not receive directions from customers, and the stockbroker cannot or does not vote the customers' shares, the stockbroker's abstention is referred to as a "broker non-vote" (customer directed abstentions are not broker non-votes). Broker non-votes generally do not affect the determination of whether a quorum is present at the Special Meeting because, in most cases, some of the shares held in the broker's name have been voted on at least some proposals, and, therefore, all of those shares are considered present at the Special Meeting. Under applicable law, a broker non-vote will have the same effect as a vote against any of the Proposals.

HOW ARE A STOCKHOLDER'S SHARES VOTED IF THE STOCKHOLDER SUBMITS A PROXY?

     Stockholders who return a properly executed proxy card or properly vote via the Internet or telephone are appointing the Proxy Committee to vote their shares of Voting Stock covered by the Proxy. That Committee consists of the three directors of KCS whose names are listed on the related proxy card. A stockholder wishing to name as his, her or its proxy someone other than the Proxy Committee designated on the proxy card may do so by crossing out the names of the designated proxies and inserting the name of another person. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person so named and for that person to be present and vote at the Special Meeting. Proxy cards so marked should NOT be mailed directly to KCS.

     The Proxy Committee will vote the shares of Voting Stock covered by a proxy in accordance with the instructions given by the stockholders executing the proxy(1) or authorizing the proxy and voting by Internet or telephone. If a properly executed, or authorized, and unrevoked proxy solicited hereunder does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote the shares FOR the proposals to amend and restate KCS's Restated Certificate of Incorporation, FOR the proposal to issue shares of Class A Convertible Common Stock and Common Stock, and in accordance with their discretion upon such other matters as may properly come before the Special Meeting.

MAY A STOCKHOLDER REVOKE HIS OR HER PROXY OR VOTING INSTRUCTION CARD?

     Yes. At any time before the polls for the Special Meeting are closed, a stockholder who holds stock in his or her name may revoke a properly executed or authorized proxy by (a) an Internet or telephone vote subsequent to the date shown on a previously executed and delivered proxy or to the date of a prior electronic vote or telephone vote, or (b) with a later-dated, properly executed and delivered proxy, or (c) a written revocation delivered to the Corporate Secretary of KCS. A stockholder who holds stock in a brokerage account must contact the broker and comply with the broker's procedures if he or she wants to revoke or change the instructions that the stockholder returned to the broker. Attendance at the Special Meeting will not have the effect of revoking a properly executed or authorized proxy unless the stockholder delivers a written revocation to the Corporate Secretary before the proxy is voted.

HOW DO PARTICIPANTS IN KCS'S OR DST SYSTEMS, INC.'S EMPLOYEE STOCK OWNERSHIP PLANS, IN KCS'S 401(K) AND PROFIT SHARING PLAN, IN THE JANUS 401(K), PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN, OR IN KCS'S UNION 401(K) PLANS VOTE?

     Participants in KCS's and DST Systems, Inc.'s employee stock ownership plans ("ESOPs"), in KCS's 401(k) and Profit Sharing Plans ("401(k) Plan"), in the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan ("Janus Plan," formerly the Stilwell Financial Inc. 401(k) and Profit Sharing Plan) and in KCS's union 401(k) plans ("Union Plans") are each provided a separate voting instruction card (accompanying this proxy statement) to instruct the respective trustees of these ESOPs, 401(k) Plan, Janus Plan and Union Plans how to vote the shares of Common Stock held on behalf of the participant.(2) The trustee is required under the trust agreements to vote the shares in accordance with the instructions indicated on the voting instruction card.(2) If voting instructions are not given by the participant, the trustee must vote those shares, as well as any unallocated shares, in the same proportions as the shares for which voting instructions were received from the plan participants. Unless giving voting instructions by Internet or telephone, the voting instruction card should be returned in the envelope provided to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013. THE VOTING INSTRUCTION CARD SHOULD NOT BE RETURNED TO KCS, JANUS CAPITAL GROUP INC ("JANUS"). OR DST SYSTEMS, INC. ("DST"). ESOP participants, 401(k) Plan participants, Janus Plan participants and Union Plan participants who wish to revoke their voting instructions must contact the trustee and follow its procedures.

ARE THE VOTES OF PARTICIPANTS IN THE ESOPS, THE 401(K) PLAN, THE JANUS PLAN AND THE UNION PLANS CONFIDENTIAL?

     Under the terms of the ESOPs, the 401(k) Plan, the Janus Plan and the Union Plans, the trustee is required to establish procedures to ensure that the instructions received from participants are held in confidence and not divulged, released or otherwise utilized in a manner that might influence the participants' free exercise of their voting rights.

--------------------
(1) Internet and telephone voting are also available, and the accompanying form of proxy contains the Internet address and toll-free telephone number.

(2) Voting instructions may also be given by Internet or telephone by participants in the KCS and DST ESOPs and the KCS 401(k) and Profit Sharing Plan, and the accompanying voting instruction card relating to such plans contains the Internet address and toll-free number.

                        BUSINESS OF KCS, TFM AND TEX-MEX

KCS

     We, along with our subsidiaries and affiliates, own and operate a uniquely positioned North American rail network strategically focused on the growing north/south freight corridor that connects key commercial and industrial markets in the central United States with major industrial cities in Mexico. KCS's principal subsidiary, KCSR, which was founded in 1887, is one of seven Class I railroads in the United States (railroads with annual revenues of at least $250 million, as indexed for inflation). Our rail network (KCSR, TFM and Tex-Mex) is comprised of approximately 6,000 miles of main and branch lines. We have further expanded our rail network through marketing alliances and strategic alliances.

     Our expanded network includes:

     o KCSR, which owns and operates approximately 3,100 miles of main and branch lines running on a north/south axis from Kansas City, Missouri to the Gulf of Mexico and on an east/west axis from Meridian, Mississippi to Dallas, Texas and from Kansas City to East St. Louis, Illinois and Springfield, Illinois;

     o TFM, which operates approximately 2,650 miles of main and branch lines running from the U.S./Mexico border at Nuevo Laredo to Mexico City and serves most of Mexico's principal industrial cities and three of its major shipping ports, and Tex-Mex, which operates a 160-mile rail line extending from Laredo to Corpus Christi, Texas;

     o a marketing agreement with Norfolk Southern Railway Company ("Norfolk Southern") that allows us to gain incremental traffic volume between the southeast and the southwest United States and a marketing agreement with the Iowa, Chicago & Eastern Railroad Corporation
          (formerly I&M Rail Link, LLC), that provides us with access to Minneapolis and Chicago and to originations of corn and other grain in Iowa, Minnesota and Illinois;

     o a strategic alliance with CN/IC, through which we have created a contiguous rail network of approximately 25,000 miles of main and branch lines connecting Canada, the United States and Mexico;

     o a joint marketing alliance with The Burlington Northern and Santa Fe Railway Company aimed at promoting cooperation, revenue growth and extending market reach, principally to enhance chemical, grain and forest product traffic for both railroads in the United States and Canada. The marketing alliance is also expected to improve operating efficiencies for both carriers in key market areas, as well as provide customers with expanded service options; and

     o the Panama Canal Railway Company, which holds the concession to operate the Panama Canal Railway, a 47-mile railroad located adjacent to the Panama Canal. This railroad has been reconstructed for the purpose of performing freight and passenger operations. Its wholly-owned subsidiary, Panarail Tourism Company operates a commuter and tourist railway service over the lines of the Panama Canal Railway.

     KCS is incorporated in Delaware. Our principal executive offices are located at 427 West 12th Street, Kansas City, Missouri 64105. Our telephone number is 816-983-1303.

TFM

     TFM is 80% owned by Grupo TFM, which holds all of the TFM Voting Stock. The remaining 20% economic interest in TFM is held by the Mexican government. Grupo TFM is a non-operating holding company with no material assets or operations other than its investment in TFM. The stockholders of Grupo TFM are Multimodal, an indirect subsidiary of Grupo TMM, NAFTA Rail, S. A. de C. V., an indirect wholly owned subsidiary of KCS, and TFM. TFM is the owner of the limited voting shares previously held by the Mexican National Railway, representing 24.6% of the equity of Grupo TFM. TFM holds the concession, which was awarded by the Mexican Government in 1996, to operate Mexico's Northeast Rail Lines (the "Concession"; the "Northeast Rail Lines" are now known as "TFM") for the 50 years ending in June 2047 and, subject to certain conditions, has an option to extend the Concession for an additional 50 years. The Concession is subject to certain mandatory trackage rights and is exclusive until 2027. However, the Mexican government may revoke TFM's exclusivity after 2017 if it determines that there is insufficient competition and may terminate the Concession as a result of certain conditions or events, including (1) TFM's failure to meet its operating and financial obligations with regard to the Concession under applicable Mexican law, (2) a statutory appropriation by the Mexican government for reasons of public interest and (3) liquidation or bankruptcy of TFM. TFM's assets and its rights under the Concession may, under certain circumstances such as natural disaster, war or other similar situations, also be seized temporarily by the Mexican government. Under Mexican law, the Mexican government would be obligated to compensate Grupo TFM for damages arising out of the permanent or temporary condemnation of or seizure of the Concession.

     Under the Concession, TFM operates a strategically significant corridor between Mexico and the United States, and has as its core route a key portion of the shortest, most direct rail passageways between Mexico City and the border crossing to Laredo, Texas. TFM's rail lines are the only ones which serve Nuevo Laredo, the largest rail freight exchange point between the United States and Mexico. TFM's rail lines connect the most populated and industrialized regions of Mexico with Mexico's principal U.S. border railway gateway at Nuevo Laredo. In addition, TFM serves three of Mexico's primary seaports at Veracruz and Tampico on the Gulf of Mexico and Lazaro Cardenas on the Pacific Ocean. TFM serves 15 Mexican states and Mexico City, which together represent a majority of the country's population and account for a majority of its estimated gross domestic product. KCS management believes the Nuevo Laredo gateway is the most important interchange point for rail freight between the United States and Mexico. As a result, TFM's routes are an integral part of Mexico's foreign trade distribution system.

     TFM operates approximately 2,650 miles of main and branch lines and certain additional sidings, spur tracks and main line tracks under trackage rights. TFM has the right to operate the rail lines, but does not own the land, roadway or associated structures, which remain owned by the Mexican Government.

     The principal executive offices of TFM are located in Mexico City at Av. Periferico Sur 4829, Piso 4(degree), Col. Parques Del. Pedregal, Mexico, D.F. 14010.

     We are proposing to acquire control of TFM. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock."

TEX-MEX

     Tex-Mex is a wholly-owned subsidiary of Mexrail. Mexrail is a holding company which owns 100% of the stock of Tex-Mex, the northern half of the International Bridge at Laredo, Texas and real property (approximately 70 acres of land) in and around Laredo, Texas.

     Tex-Mex operates a 160-mile rail line extending from Laredo to Corpus Christi. Tex-Mex connects to KCSR through trackage rights over the Union Pacific Railroad Company between Robbstown and Beaumont, Texas. These trackage rights were granted pursuant to a 1996 STB decision and have an initial term of 99 years. Tex-Mex provides a vital link between KCS's U.S. operations through KCSR and its Mexican operations through TFM.

     The principal executive offices of Tex-Mex are located at 5810 San Bernardo, Laredo, Texas 78041.

     We have purchased 51% of Mexrail and Mexrail and Tex-Mex have been placed into a voting trust pending approval of our application to the STB. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--The Stock Purchase Agreement" and "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Regulatory Matters."


                          BACKGROUND AND RECOMMENDATION

BACKGROUND

     To participate in the privatization of the Mexican railroad system and to promote the movement of rail traffic over their lines, KCS and Grupo TMM entered into a joint venture agreement in December, 1995 and formed the entity which subsequently became Grupo TFM.

     On January 31, 1997, Grupo TFM paid approximately $565 million to the Mexican government, using funds provided by KCS and Grupo TMM, for a portion of the purchase price of the shares representing 80% of the economic interest in the Northeast Rail Lines. The Northeast Rail Lines, subsequently renamed TFM, holds the concession to operate the lines of the former Mexican National Railway Company running through the north and central portions of Mexico. Grupo TFM paid the remainder of the purchase price, approximately $835 million, to the Mexican government on June 23, 1997. Grupo TFM funded this second payment from a combination of TFM credit facilities, TFM debt securities sales, proceeds from the sale of 24.6% of Grupo TFM to the Mexican government and additional capital contributions from KCS and Grupo TMM.

     Since the formation of their joint venture, executive officers of KCS and Grupo TMM have from time to time discussed the possibility of combining their respective U.S. and Mexican rail operations under a single transportation holding company. Shortly after joining KCS in 1995, Michael Haverty, the current Chairman, President and Chief Executive Officer of KCS, proposed bringing KCSR, Tex-Mex and TFM under the control of a single holding company in order to capitalize on NAFTA trade developments.

     At a meeting on January 23, 2002 to address a dispute between KCS and Grupo TMM over, among other things, a dividend declaration by Grupo TFM, Mr. Haverty and Jose Serrano Segovia, Chairman and Chief Executive Officer of Grupo TMM, agreed it was time to direct their respective financial advisors to begin preliminary consideration of a possible transaction combining the rail operations of KCS and Grupo TMM under a single holding company. Mr. Larry Lawrence, Special Advisor to Mr. Haverty, subsequently met with KCS's financial advisor, Deutsche Bank, to assess valuation issues associated with such a transaction.

     The following month, Deutsche Bank and JP Morgan, Grupo TMM's financial advisor, held discussions regarding possible terms for a transaction, and Deutsche Bank made a presentation to KCS regarding those terms. On February 6, 2002, Messrs. Haverty and Lawrence presented to the KCS Board of Directors a general outline of a possible transaction in which the U.S. rail operations of KCSR and Tex-Mex and the Mexican rail operations of TFM would be put under common control.

     During the seven month period beginning in March 2002, financial and legal advisors for KCS and for Grupo TMM held numerous discussions among themselves and with other representatives of KCS and Grupo TMM, in person, by telephone and electronically, to discuss various proposals for a U.S.-Mexican rail combination and issues associated with those proposals, and to try to agree on a term sheet for such a transaction. Key issues addressed in those discussions included the amount of the purchase price and the proportions of the price to be paid in cash and securities; the terms, and restrictions on transfer, of securities to be issued in the transaction; governance of the surviving entity; providing liquidity to the recipients of KCS securities in the transaction, U.S. and Mexican tax consequences; regulatory, stockholder and noteholder approval matters and post-closing operations.

     On May 1, 2002, at a regular meeting of the KCS Board of Directors, the Board received from management a presentation concerning the status of the negotiations between KCS and Grupo TMM and discussed the proposed transaction.

     In July 2002, KCS and Grupo TMM caused TFM to purchase the Mexican government's 24.6% interest in Grupo TFM for approximately $256 million, using a combination of proceeds from an offering of TFM debt securities, a credit from the Mexican government for a reversion of certain redundant rail facilities, cash on hand and other financial resources. The Mexican government retained a 20% economic interest in TFM, which the Government has the right, on or after
October 31, 2003, to sell in a public offering or to compel Grupo TFM to purchase. Should Grupo TFM fail to purchase the Mexican government's 20% economic interest in TFM, then the Mexican government has the right to compel KCS and Grupo TMM to purchase the Government's interest. The Acquisition Agreement contemplates an assumption by KCS of Grupo TMM's obligations to make such a purchase.

     On September 24, 2002, at a regular meeting of the KCS Board of Directors, Mr. Lawrence and KCS's legal and financial advisors made a presentation regarding a possible transaction with Grupo TMM to acquire control of TFM by acquiring additional shares of Grupo TFM.

     In October 2002, when the parties could not reach agreement on the proposed term sheet for a transaction, negotiations between the parties were suspended.

     During November 2002, Deutsche Bank and JP Morgan held intermittent discussions regarding proposed terms for the transaction and the term sheet. A revised term sheet was prepared. During that month, there were numerous telephonic and electronic communications between the respective legal advisors to KCS and Grupo TMM regarding the draft term sheet. On November 9, 2002, KCS and Grupo TMM executed confidentiality and standstill agreements.

     In December 2002, KCS officers and advisors met several times by telephone to discuss financial models and alternative structures for a proposed transaction and exchanged numerous electronic messages relating to the transaction.

     During January 2003, further discussions were held between KCS and Grupo TMM representatives regarding a term sheet, and the standstill provisions of the confidentiality agreements between KCS and Grupo TMM were extended. On January 16, 2003, at a regular meeting, the KCS Board reviewed the status of negotiations and discussed the proposed term sheet.

     In February 2003, KCS and Grupo TMM, and their respective legal advisors, worked on drafts of the transaction documents, including an Acquisition Agreement, a Stock Purchase Agreement, and the other Ancillary Agreements.

     During March 2003, representatives of KCS and Grupo TMM, including their respective financial advisors and legal advisors, met to negotiate the terms of the transaction documents and to conduct due diligence reviews of their businesses.

     At a special meeting held on April 15, 2003, the KCS Board received an extensive presentation on the possible transaction, which included a review of the proposed terms and draft transaction documents, consideration of financing alternatives and the results of due diligence inquiries. Deutsche Bank made a presentation to the Board regarding the transaction and delivered its oral fairness opinion. The Board requested that further due diligence be conducted and continued the meeting to April 20, 2003.

     On April 20, 2003, the KCS Board held a telephonic meeting, reviewed the results of the further due diligence review and after discussion of the proposed transaction, approved the Proposals set forth in this Proxy Statement. KCS and Grupo TMM then executed and delivered the Acquisition Agreement and the Stock Purchase Agreement and a press release announcing their actions was released the next morning.

REASONS FOR THE PROPOSALS

     KCS's Board of Directors is proposing to amend and restate KCS's Restated Certificate of Incorporation to, among other things, create the new Class A Convertible Common Stock to be issued pursuant to the Acquisition Agreement. KCS proposes to issue the Class A Convertible Common Stock to obtain a controlling interest in TFM through the purchase of shares of Grupo TFM, which holds an 80% economic interest in TFM and all of the TFM Voting Stock. KCS may issue additional Common Stock in order to consummate the Acquisition, in lieu of a portion of the cash payment payable for the Grupo TFM shares and pursuant to the Consulting Agreement to be entered into in connection with the consummation of the Acquisition. In addition, KCS proposes to change its name to "NAFTA Rail" to more accurately reflect its consolidated holdings upon consummation of the Acquisition and its focus on NAFTA trade. Other amendments to the Restated Certificate of Incorporation are being proposed to provide more flexibility to the Board with respect to New Series Preferred Stock, to make changes or add provisions as allowed by, or to reflect compliance with, the Delaware Corporation Law, to delete certain obsolete provisions, and to incorporate into the Restated Certificate of Incorporation the Certificate of Designations by which the Series C Preferred Stock was created.

     KCS  believes  that  the  acquisition  of a  controlling  interest  in TFM, together with the controlling interest in Tex-Mex will benefit KCS and its stockholders. Upon consummation of the acquisitions, KCSR, TFM and Tex-Mex will be under the common control of a single transportation holding company, NAFTA Rail. KCS management believes that common control of these three railroads, which are already physically linked in an end-to-end configuration, will enhance competition and give shippers in the NAFTA trade corridor a strong transportation alternative as they make their decisions to move goods between the United States, Mexico and Canada. In addition, KCS management believes that this common control offers stockholders greater value through the operating efficiencies expected to come from common ownership and control.

     In arriving at its decision to approve the Acquisition and the transactions contemplated by the Acquisition Agreement and the Ancillary Agreements and in making its recommendation discussed below under "--Recommendation," the KCS Board of Directors considered a number of factors, including, but not limited to the following:

     o The oral opinion of Deutsche Bank, KCS's financial advisor, which it delivered at an April 15, 2003 meeting of the KCS Board of Directors, and subsequently confirmed orally and in writing to the KCS Board of Directors as of April 20, 2003. The opinion was to the effect that, as of its date and based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Deutsche Bank, the consideration was fair, from a financial point of view, to KCS. See "--Opinion of Financial Advisor;"

     o    KCS's  business,   results  of  operations  and  financial  condition;
          including, but not limited to, its current and projected debt burden;

     o The terms of the proposed Acquisition Agreement, including among other things, the conditions to closing, the consideration to be paid and received, the rights of termination and termination fee provisions set forth in that agreement, and the terms of the Ancillary Agreements;

     o The terms of the proposed Stock Purchase Agreement, including, among other things, the conditions of closing, the rights of termination, and the consideration to be paid and received;

     o The general economic and competitive conditions of the market in which KCS operates and consolidation trends in that market;

     o The operating efficiencies expected to come from common ownership and control of KCSR, TFM and Tex-Mex;

     o The impact of the Acquisition on the customers of KCSR, TFM and Tex-Mex;

     o    The financial resources of Grupo TMM, TFM and Tex-Mex;

     o The likelihood of receiving the requisite regulatory approvals in a timely manner; and

     o The interests of certain of Grupo TMM's executive officers and directors in the Acquisition.

     In reaching its determination to approve the Acquisition, the Ancillary Agreements and the transactions contemplated by these agreements and in making its recommendations to KCS stockholders, the Board of Directors did not assign any relative or specific weights to the foregoing factors, and individual directors may have given different weights to different factors.

OPINION OF FINANCIAL ADVISOR

     Deutsche Bank acted as financial advisor to KCS in connection with the Acquisition. At an April 15, 2003 meeting of the KCS Board of Directors, Deutsche Bank delivered an oral opinion, which it subsequently confirmed in writing to the KCS Board of Directors as of April 20, 2003. The opinion was to the effect that, as of its date and based upon and subject to the assumptions made, matters considered and limits of the review undertaken by Deutsche Bank, the consideration was fair, from a financial point of view, to KCS. For purposes of its opinion, the consideration to be paid by KCS included the stock consideration, the cash consideration and any amounts that could become payable pursuant to the VAT Contingency Payment to Grupo TMM. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--The Acquisition Agreement--VAT Contingency Payment."

     THE FULL TEXT OF DEUTSCHE BANK'S WRITTEN OPINION, DATED APRIL 20, 2003, WHICH SETS FORTH, AMONG OTHER THINGS, THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN BY DEUTSCHE BANK IN CONNECTION WITH THE OPINION, IS ATTACHED AS APPENDIX I TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. KCS STOCKHOLDERS ARE URGED TO READ DEUTSCHE BANK'S OPINION IN ITS ENTIRETY. THE SUMMARY OF DEUTSCHE BANK'S OPINION SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF DEUTSCHE BANK'S OPINION.

     In connection with Deutsche Bank's role as financial advisor to KCS, and in arriving at its opinion, Deutsche Bank has reviewed certain publicly available financial and other information concerning TFM and KCS and certain internal analyses and other information furnished to it by TFM and KCS. Deutsche Bank has also held discussions with members of the senior management of KCS regarding the businesses and prospects of both companies and the joint prospects of a combined company. In addition, Deutsche Bank has:

     o    reviewed  the  reported  prices and  trading  activity  for KCS Common
          Stock,
     o compared certain financial and stock market information for KCS with similar information for certain other companies whose securities are publicly traded,
     o reviewed the financial terms of certain recent business combinations that it deemed comparable in whole or in part with the Acquisition,
     o reviewed the terms of the Acquisition Agreement, the Stockholders Agreement, the Registration Rights Agreement, the Consulting Agreement, and the Agreement of Assignment of Assumption of Rights, Duties and Obligations, and
     o performed such other studies and analyses and considered such other factors as it deemed appropriate.

     In preparing its opinion, Deutsche Bank did not assume responsibility for independent verification of, and did not independently verify, any information, whether publicly available or furnished to it, concerning TFM or KCS, including, without limitation, any financial information, forecasts or projections considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, Deutsche Bank assumed and relied upon the accuracy and completeness of all such information and Deutsche Bank did not conduct a physical inspection of any of the properties or assets, and did not prepare or obtain any independent evaluation or appraisal of any of the assets or liabilities, of TFM or KCS. With respect to the financial forecasts and projections made available to Deutsche Bank and used in its analyses, Deutsche Bank assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of TFM or KCS, as the case may be, as to the matters covered thereby. In rendering its opinion, Deutsche Bank expressed no view as to the reasonableness of such forecasts and projections or the assumptions on which they were based. Deutsche Bank's opinion was necessarily based upon economic, market and other conditions as in effect on, and the information made available to it as of, the date of such opinion.

     For purposes of rendering its opinion, Deutsche Bank assumed that, in all respects material to its analysis:

     o the representations and warranties of each of the parties to the Acquisition Agreement contained in the Acquisition Agreement are true and correct,
     o each of the parties to the Acquisition Agreement will perform all of the covenants and agreements to be performed by it under the Acquisition Agreement, and
     o all conditions to the obligations of each of the parties to the Acquisition Agreement to consummate the Acquisition will be satisfied without any waiver thereof.

     Deutsche Bank also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Acquisition will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which either KCS or TFM is a party or is subject or by which it is bound, no limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have a material adverse effect on KCS or TFM or materially reduce the contemplated benefits of the Acquisition to KCS.

     For purposes of rendering its opinion, Deutsche Bank, with the consent of the KCS Board of Directors, assumed that, on or prior to the closing of the Acquisition, financing sufficient to enable KCS to pay the consideration due at closing in accordance with the terms of the Acquisition Agreement will be consummated on reasonable and customary terms. Deutsche Bank also assumed that the VAT Payment will be equal to or greater than the Put Purchase Price, if any, and shall be received on or prior to the date on which any Put Purchase Price becomes payable. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock--Summary of the Acquisition Agreement and Related Agreements--The Acquisition Agreement--VAT Contingency Payment."

     Set forth below is a summary of the material financial analyses performed by Deutsche Bank in connection with its opinion and reviewed with the KCS Board of Directors at its meeting on April 15, 2003.

     VALUE OF THE CONSIDERATION. In conducting its analyses, Deutsche Bank ascribed a basic value to the consideration of $392 million, which is referred to as the "Basic Value." This Basic Value consisted of:

     o    $120 million in cash,
     o    18 million shares of common stock of KCS at $11.14 per share, and
     o    6.4 million shares of stock of KCS at $11.14 per share.

     Deutsche Bank's basic value assumes that KCS will make an election as permitted under the Acquisition Agreement to issue 6.4 million shares of stock rather than pay $80 million in cash. Deutsche Bank's basic value also assumes that KCS does not receive any payment from the Government of Mexico regarding the VAT Claim - see "Proposal to Approve Issuance of Class A Convertible Common Stock and Common Stock--Description of the Acquisition Agreement--VAT Contingency Payment") and that the Government of Mexico does not exercise the Put. Deutsche Bank performed certain sensitivity analyses with respect to this assumption which are discussed below.

     For purposes of valuing the consideration, Deutsche Bank valued the KCS Common Stock at $11.14 per share, which was the last reported sale price of KCS Common Stock on April 11, 2003. Deutsche Bank also performed separate analyses to assess the trading value of KCS shares. The analyses performed included a review of KCS historical trading patterns and a comparison of its trading multiples to those of the selected companies (as such term is defined below).

     The assumptions used in determining the basic value of the consideration were made for convenience only. The publicly traded price of KCS stock to be provided as part of the consideration may change considerably between the date of the opinion and the date of closing of the Acquisition. In addition, KCS may or may not choose to issue stock in lieu of paying $80 million in cash.

     ANALYSIS OF SELECTED PUBLICLY TRADED COMPANIES. Deutsche Bank compared the purchase price multiples for TFM to corresponding trading multiples for a group of six publicly traded Class I railroad companies and two publicly traded Class II railroad companies (the "Selected Companies").

               CLASS I                                    CLASS II
               -------                                    --------

     Burlington Northern Santa Fe                   Genesee & Wyoming Inc.
     Canadian National Railway                      RailAmerica Inc.
     Canadian Pacific Railway Company
     CSX Corp.
     Norfolk Southern Corp.
     Union Pacific Corp.

     Deutsche Bank compared, among other things, the ratios of:

     o    enterprise value to revenue,
     o enterprise value to earnings before interest expense, income taxes, depreciation and amortization, or EBITDA, and
     o enterprise value to earnings before interest expense and income taxes, or EBIT.

     Enterprise value is the common equity market value, as adjusted for debt and cash. For purposes of determining the enterprise value for TFM, Deutsche Bank used the Basic Value as adjusted for cash and debt. Deutsche Bank calculated these ratios based upon revenue, EBITDA, and EBIT for both the 2002 fiscal year, which is the last year for which such data have been reported, and projected data for the 2003 fiscal year.

     To calculate the trading multiples for the Selected Companies, Deutsche Bank used publicly available historical financial performance and estimates and projections reported by Deutsche Bank research.

     To calculate the purchase price multiples for TFM, Deutsche Bank used publicly available information concerning historical financial performance and estimates of projected financial performance from TFM's management, as converted to U.S. generally accepted accounting principals ("GAAP") by KCS management. For purposes of its analyses, Deutsche Bank used 38.8% as the effective economic ownership interest that KCS is purchasing in TFM.

     Deutsche Bank's analysis of the Selected Companies yielded the multiple ranges set forth in the chart below. Deutsche Bank then compared the multiple ranges of the selected companies to the purchase price multiples for the Acquisition based on the Basic Value. The following tables sets forth the results of this analysis:

ENTERPRISE VALUE TO:       SELECTED COMPANIES RELEVANT            ACQUISITION
-------------------        ---------------------------            -----------
                                 MULTIPLE RANGE
                                 --------------
2002 revenue                       2.5x-3.0x                         2.8x
2002 EBITDA                         7.0-8.0                           7.7
2002 EBIT                          10.5-11.5                         11.4
2003 revenue                        2.5-3.0                           2.5
2003 EBITDA                         6.8-7.3                           6.9
2003 EBIT                          9.5-10.0                           9.7

     None  of the  companies  utilized  as a  comparison  is  identical  to TFM.
Accordingly, Deutsche Bank believes the analysis of the publicly traded comparable companies is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in Deutsche Bank's opinion, concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the public trading value of the comparable companies.

     ANALYSIS OF SELECTED PRECEDENT TRANSACTIONS. Deutsche Bank reviewed the financial terms, to the extent publicly available, of seven proposed or completed mergers and acquisition transactions since June 29, 1994 involving companies in the railroad industry (the "Selected Transactions"). The Selected Transactions were:

ANNOUNCEMENT DATE          ACQUIROR(S)                                 TARGET
-----------------          -----------                                 ------
January 30, 2001           Canadian National Railway Company           Wisconsin Central Transportation Company
December 20, 1999          Canadian National Railway Company           Burlington Northern Santa Fe Corporation
February 10, 1998          Canadian National Railway Company           Illinois Central Corp.
October 15, 1998           Norfolk Southern Corporation and CSX        Conrail, Inc.
                           Corporation
August 3, 1995             Union Pacific Corporation                   Southern Pacific Rail Corporation
March 10, 1995             Union Pacific Corporation                   Chicago and North Western Transportation
                                                                       Company
June 29, 1994              Burlington Northern, Inc.                   Santa Fe Pacific Corporation


     Deutsche Bank calculated various purchase price multiples based on publicly available information for each of the Selected Transactions. Deutsche Bank then compared the multiple ranges of the Selected Transactions to the comparable multiple for the Acquisition based on the Basic Value. The following table sets forth the results of this analysis:


ENTERPRISE VALUE TO:           SELECTED TRANSACTIONS RELEVANT      ACQUISITION
-------------------            ------------------------------      -----------
                                       MULTIPLES RANGE
                                       ---------------

Last twelve months Revenue                2.8x-3.0x                   2.8x

Last twelve months EBITDA                  8.3-9.3                     7.7

Last twelve months EBIT                   12.0-14.0                   11.4

     All multiples for the Selected Transactions were based on public information available at the time of announcement of that transaction, without taking into account differing market and other conditions during the seven-year period during which the selected transactions occurred. Because the reasons for, and circumstances surrounding, each of the precedent transactions analyzed were so diverse, and due to the inherent differences between the operations and financial conditions of TFM and KCS and the companies involved in the Selected Transactions, Deutsche Bank believes that a comparable transaction analysis is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in Deutsche Bank's opinion, concerning differences between the characteristics of these transactions and the Acquisition that could affect the value of the subject companies and businesses and TFM and KCS.

     DISCOUNTED CASH FLOW ANALYSIS. Deutsche Bank performed a discounted cash flow analysis for TFM. Deutsche Bank calculated the discounted cash flow value as the sum of the net present values of (i) the estimated future cash flow that TFM will generate for the years 2003 through 2007, plus (ii) TFM's value at the end of such period, which we refer to as its terminal value. The estimated future cash flows for the years 2003 through 2007 are based on the financial projections for TFM that were prepared by TFM's management and translated to U.S. GAAP by KCS's management. The terminal values were calculated based on projected EBITDA for 2007 and a range of multiples of EBITDA ranging from 7.5x to 8.5x. Deutsche Bank used discount rates ranging from 10.0% to 12.0%. Deutsche Bank used these discount rates based on its judgment of the estimated weighted average cost of TFM's capital and based the EBITDA multiples on its review of the trading characteristics of the selected companies and the consideration paid in connection with the Selected Transactions.

     Deutsche Bank observed that the implied value of the 38.8% effective economic ownership interest that KCS is buying in TFM based upon the discounted cash flow analysis ranged from $867 million to $999 million, and compared that range of values to the basic value of $392 million.

     SENSITIVITY ANALYSIS. Deutsche Bank performed a sensitivity analysis for KCS. The analysis compared three different scenarios, including a base case, which was the basis for the analyses described above. The scenarios involved the following assumptions:

     o BASE CASE. The Government of Mexico does not exercise the Put, and TFM does not receive any payment from the Government of Mexico arising from the VAT Claim. There is no VAT Contingency Payment paid to Grupo TMM.

     o VAT EQUALS PUT. The Government of Mexico exercises the Put, and TFM receives a payment from the Government of Mexico arising from the VAT Claim that is equal to the amount necessary to discharge the Put. There is a $100 million VAT Contingency Payment made to Grupo TMM.

     o VAT EXCEEDS PUT. The Government of Mexico exercises the Put, and TFM receives a payment from the Government of Mexico arising from the VAT Claim that exceeds by $365 million the amount necessary to settle the Put. There is a $175 million VAT Contingency Payment made to Grupo TMM.

     Under the Base Case, Deutsche Bank calculated that KCS would acquire a 38.8% effective economic ownership in TFM in the Acquisition. In the other two cases, Deutsche Bank calculated that KCS would acquire a 51% effective economic ownership in TFM in the Acquisition because the Government of Mexico's direct and indirect interest in TFM would be extinguished in connection with the exercise of the Put.

     Deutsche Bank calculated for each of the scenarios the following purchase price multiples:

     o    enterprise value to revenue,
     o    enterprise value to EBITDA, and
     o    enterprise value to EBIT.

The enterprise value used in the sensitivity analysis was the consideration paid for the equity of TFM, as adjusted for debt and cash, and taking into account, as appropriate, the receipt by TFM of a payment arising from the VAT Claim, the payment by Grupo TFM arising out of the exercise of the Put, and the payment of additional consideration to Grupo TMM. Deutsche Bank calculated the ratios of enterprise value to revenue, EBITDA and EBIT based on historical results for the 2002 fiscal year and projected data for the 2003 fiscal year. Deutsche Bank used publicly available information concerning historical financial performance and estimates of projected financial performance from TFM's management, as converted to U.S. GAAP by KCS management. Deutsche Bank's analysis of the different scenarios yielded the following multiples:

  Enterprise              Base                VAT =              VAT Exceeds
   VALUE TO:              Case                 Put                   Put
  ----------              ----                 ---                   ---

2002 revenue              2.8x                2.7x                   2.5x
2002 EBITDA                7.7                 7.6                   6.8
2002 EBIT                 11.4                11.1                   10.0
2003 revenue              2.5x                2.5x                   2.2x
2003 EBITDA                6.9                 6.8                   6.1
2003 EBIT                  9.7                 9.5                   8.5

     It is possible that none of the scenarios described will exactly reflect the actual events regarding the amount of the payment arising from the VAT Claim and the exercise of the Put and other factors. Deutsche Bank believes that a sensitivity analysis of possible scenarios for these and other events is not simply mathematical. Rather, it involves complex considerations and qualitative judgments, reflected in Deutsche Bank's opinion, concerning differences in the possible outcomes of events facing KCS as well as other factors.

     PRO FORMA COMBINED EARNINGS ANALYSIS. Deutsche Bank analyzed certain pro forma effects of the Acquisition. Based on this analysis, Deutsche Bank computed the resulting dilution or accretion to KCS's earnings per share estimate for the fiscal years ending 2003 and 2004, before taking into account any potential cost savings KCS and TFM could achieve if the Acquisition were consummated and before non-recurring costs relating to the Acquisition. Deutsche Bank noted that the Acquisition would be significantly accretive to KCS's earnings per share estimate for each of the fiscal years ending 2003 and 2004. To calculate the pro forma earnings estimates, Deutsche Bank used forward estimates of projected financial performance for KCS that were prepared by KCS management and forward estimates of projected financial performance for TFM that were prepared by TFM's management, as converted to U.S. GAAP by KCS management.

     GENERAL. The foregoing summary describes all analyses and factors that Deutsche Bank deemed material in its presentation to KCS Board of Directors, but it is not a comprehensive description of all analyses performed and factors considered by Deutsche Bank in connection with preparing its opinion. The preparation of a fairness opinion is a complex process involving the application of subjective business judgment in determining the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, is not readily susceptible to summary description. Deutsche Bank believes that its analyses must be considered as a whole and that considering any portion of such analyses and of the factors considered without considering all analyses and factors could create a misleading view of the process underlying the opinion. In arriving at its fairness determination, Deutsche Bank did not assign specific weights to any particular analyses.

     In conducting its analyses and arriving at its opinions, Deutsche Bank utilized a variety of generally accepted valuation methods. The analyses were prepared solely for the purpose of enabling Deutsche Bank to provide its opinion to the KCS Board of Directors as to the fairness to KCS of the consideration and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold, which are inherently subject to uncertainty. In connection with its analyses, Deutsche Bank made, and was provided by KCS management with, numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond KCS's, Grupo TMM's or TFM's control. Analyses based on estimates or forecasts of future results are not necessarily indicative of actual past or future values or results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of KCS, Grupo TMM, TFM or their respective advisors, neither KCS nor Deutsche Bank nor any other person assumes responsibility if future results or actual values are materially different from these forecasts or assumptions.

     The terms of the Acquisition were determined through negotiations between KCS and Grupo TMM and were approved by the KCS Board of Directors. Although Deutsche Bank provided advice to KCS during the course of these negotiations, the decision to enter into the Acquisition was solely that of the KCS Board of Directors. As described above, the opinion and presentation of Deutsche Bank to the KCS Board of Directors was only one of a number of factors taken into consideration by the KCS Board of Directors in making its determination to approve the Acquisition. Deutsche Bank's opinion was provided to the KCS Board of Directors to assist it in connection with it consideration of the Acquisition and does not constitute a recommendation to any holder of KCS Common Stock as to how to vote with respect to the Acquisition.

     KCS selected Deutsche Bank as financial advisor in connection with the Acquisition based on Deutsche Bank's qualifications, expertise, reputation and experience in mergers and acquisitions. KCS has retained Deutsche Bank pursuant to a letter agreement between KCS and Deutsche Bank, dated December 20, 2002, (the "Engagement Letter"). Deutsche Bank will be paid a reasonable and customary fee for its services as financial advisor to KCS in connection with the Acquisition, a portion of which is contingent upon consummation of the Acquisition. In addition, as more fully described in the engagement letter, KCS has agreed that Deutsche Bank will serve in a preferred senior role in connection with certain public or private offerings of securities for the purpose of effecting, or otherwise related to or arising from, the Acquisition. On May 5, 2003, KCS sold $200 million worth of redeemable cumulative convertible perpetual preferred stock in a private placement in which Deutsche Bank acted as an initial placement agent. Deutsche Bank received reasonable and customary compensation for acting as an initial placement agent in such private placement. Regardless of whether the Acquisition is consummated, KCS has agreed to reimburse Deutsche Bank for reasonable fees and disbursements of Deutsche Bank's counsel and all of Deutsche Bank's reasonable travel and other out-of-pocket expenses incurred in connection with the Acquisition or otherwise arising out of the retention of Deutsche Bank under the Engagement Letter subject to a limit for legal fees without the approval of KCS. KCS has also agreed to indemnify Deutsche Bank and certain related persons to the full extent lawful against certain liabilities, including certain liabilities under the federal securities laws arising out of its engagement or the Acquisition.

     Deutsche Bank is an internationally recognized investment banking firm experienced in providing advice in connection with mergers and acquisitions and related transactions. Deutsche Bank is an affiliate of Deutsche Bank AG (together with its affiliates, the "DB Group"). One or more members of the DB Group have, from time to time, provided investment banking to KCS or its affiliates for which it has received compensation. One or more members of the DB Group have, from time to time, provided commercial banking (including extension of credit) to TFM or its affiliates for which it has received compensation. In the ordinary course of business, members of the DB Group may actively trade in the securities and other instruments and obligations of KCS and Grupo TMM for their own accounts and for the accounts of their customers. Accordingly, the DB Group may at any time hold a long or short position in such securities, instruments and obligations.

RECOMMENDATION

     KCS's Board of Directors has unanimously determined that the proposed issuance of Class A Convertible Common Stock and Common Stock in connection with the Acquisition are in the best interests of KCS. KCS's Board of Directors unanimously recommends a vote FOR the amendment and restatement of KCS's
Restated Certificate of Incorporation and FOR the issuance of Class A Convertible Common Stock and Common Stock.


         PROPOSAL 1 - AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
                   OF KCS, IN CONNECTION WITH THE ACQUISITION

                              Item 1 on Proxy Card

DESCRIPTION OF THE PROPOSED AMENDMENTS

     KCS's Board of Directors unanimously recommends that stockholders approve amending the Restated Certificate of Incorporation to:

     o increase our authorized common securities from 400 million shares to 450 million shares; and

     o authorize the additional 50 million shares from the increase in common securities described above as a new class of common securities of KCS, Class A Convertible Common Stock.

PURPOSES AND EFFECTS OF PROPOSED AMENDMENTS

INCREASE OUR AUTHORIZED COMMON SECURITIES FROM 400 MILLION SHARES TO 450 MILLION SHARES

     Article FOURTH of KCS's Restated Certificate of Incorporation currently authorizes Four Hundred Two Million Eight Hundred Forty Thousand (402,840,000) shares, of which Eight Hundred Forty Thousand (840,000) shares having a par value of $25 each shall be Preferred Stock, Two Million (2,000,000) shares having a par value of $1 each shall be New Series Preferred Stock, and Four Hundred Million (400,000,000) shares having a par value of $0.01 each shall be Common Stock. Upon approval of this proposed amendment to the Restated Certificate of Incorporation, Four Hundred Fifty Million (450,000,000) shares having a par value of $0.01 each shall be common securities (400,000,000 shares of Common Stock and 50,000,000 shares of Class A Convertible Common Stock).

AUTHORIZE 50 MILLION SHARES OF A NEW CLASS OF COMMON SECURITIES OF KCS, CLASS A CONVERTIBLE COMMON STOCK

     Upon approval of this proposed amendment to the Restated Certificate of Incorporation, KCS will be authorized to issue Fifty Million (50,000,000) shares of Class A Convertible Common Stock. KCS proposes to issue shares of Class A Convertible Common Stock in connection with the Acquisition. See "Proposal 4 - Proposed Issuance of Class A Convertible Common Stock and Common Stock" below. The primary purpose in creating the Class A Convertible Common Stock is to provide certain benefits and impose certain obligations on those shares issued in connection with the Acquisition. See "--Description of Class A Convertible Common Stock" below.

     Once authorized, additional shares of Class A Convertible Common Stock may be issued with approval of the Board of Directors and without further approval of the stockholders unless stockholder approval is required by applicable law, rule or regulation. KCS has no present intention to issue shares of Class A Convertible Common Stock other than pursuant to the Acquisition Agreement or upon exercise of the pre-emptive rights of the Class A Convertible Common Stock held by the TMM Holders.


DESCRIPTION OF CLASS A CONVERTIBLE COMMON STOCK

     All capitalized terms used in this "Description of Class A Convertible Common Stock" section and not otherwise defined herein shall have the meanings set forth in the Stockholders' Agreement attached to this proxy statement as Appendix D and in the form of the Amended and Restated Certificate of Incorporation attached to this proxy statement as Appendix A.

DIVIDEND RIGHTS

     When and as dividends or other distributions are declared, whether payable in cash, in property or in shares of stock of NAFTA Rail, the holders of the Class A Convertible Common Stock and Common Stock shall be entitled to share equally, share for share, in such dividends or other distributions as if all such shares were of a single class.

TERMS OF CONVERSION

     The Class A Convertible Common Stock will be convertible into an equal number of shares of Common Stock at any time, at the election of the holders, and mandatorily, upon the occurrence of certain conditions. Shares of Class A Convertible Common Stock shall be converted automatically, without any action on the part of any Person, into an equal number of shares of Common Stock upon the occurrence of the following events: (i) a Transfer by any TMM Holder of any shares of Class A Convertible Common Stock to a Person other than Grupo TMM, TMM Holdings, Multimodal, or the Principal Stockholders, or an entity which is an Affiliate of any of the TMM Holders; (ii) on the first day on which the TMM Holders, in the aggregate, cease to beneficially own, in the aggregate, at least 40% of the Voting Securities initially acquired pursuant to the Merger contemplated by the Acquisition Agreement; (iii) a Change of Control of NAFTA Rail; or (iv) a Change of Control of such TMM Holder, if after such Change of Control a Competitor has Beneficial Ownership of more than a majority of the Total Voting Power of such TMM Holder.

VOTING RIGHTS

     Each holder of Class A Convertible Common Stock shall be entitled to one vote for each share of such stock held by such holder. Each outstanding share of Class A Convertible Common Stock shall be entitled to vote on each matter on which the stockholders of NAFTA Rail shall be entitled to vote. However, with respect to the election of directors other than the Class A Directors (described below), the Class A Convertible Common Stock shall be voted in favor of nominees recommended by the Board of Directors who were nominated in compliance with
Article V of the Stockholders' Agreement which is attached to this proxy statement as Appendix D.

     Voting separately as a class, the holders of the Class A Convertible Common Stock shall have the right to elect Class A Director(s) as follows: (i) until such time as the TMM Holders cease to beneficially own in the aggregate at least 75% of the Voting Securities initially acquired pursuant to the Merger (80%, if a Change of Control of Grupo TMM or any TMM Holder shall have occurred), two members of the Board of Directors will be elected by the holders of the Class A Convertible Common Stock voting as a separate class; (ii) at such time as the TMM Holders cease to beneficially own in the aggregate at least 75% of the Voting Securities initially acquired pursuant to the Merger (80%, if a Change of Control of Grupo TMM or any TMM Holder shall have occurred) and provided that such TMM Holders continue to beneficially own in the aggregate at least 40% of the Voting Securities initially acquired pursuant to the Merger, the number of directors which the holders of Class A Convertible Common Stock have the right to elect voting as a separate class will be decreased from two to one; and (iii) at such time as the TMM Holders cease to beneficially own in the aggregate at least 40% of the Voting Securities initially acquired pursuant to the Merger, the right of the holders of Class A Convertible Common Stock voting as a separate class to elect any member of the Board of Directors shall terminate. Notwithstanding any of the above to the contrary, if a Change of Control of Grupo TMM or any TMM Holder shall have occurred and the acquiror is a Competitor, the right of the holders of Class A Convertible Common Stock voting as a separate class to elect any member(s) of the Board of Directors shall immediately terminate.

LIQUIDATION RIGHTS

     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of NAFTA Rail, holders of the Class A Convertible Common Stock and Common Stock shall be entitled to share ratably according to the number of shares held by them, in all assets of NAFTA Rail available for distribution to its stockholders.

PRE-EMPTIVE RIGHTS

     The holders of Class A Convertible Common Stock shall have pre-emptive rights to acquire additional shares of Class A Convertible Common Stock in the event NAFTA Rail authorizes the issuance or sale of any shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock), except with respect to issuances of Common Stock (including for this purpose, options, warrants and other securities into or exercisable for Common Stock) issued: (i) to NAFTA Rail's employees, directors, consultants, agents, independent contractors or other service providers in connection with a Plan existing on the date hereof or a Plan approved by the Board of Directors and adopted by NAFTA Rail after the date hereof; (ii) upon the conversion of Class A Convertible Common Stock; (iii) upon the exercise of any options, warrants, or exchangeable securities which are outstanding as of the effective date of the Amended and Restated Certificate of Incorporation; or (iv) in connection with the acquisition (by merger, consolidation, acquisition of assets or equity interests or otherwise) of the equity interests or assets of another Person.

     To the extent that any TMM Holder elects not to participate in such pre-emptive rights, each of the other TMM Holders shall have a pro rata right to purchase at the same price and on the same terms and conditions the Voting Securities which such non-participating TMM Holder had the right but elected not to purchase.

     The pre-emptive rights of the TMM Holders of Class A Convertible Common Stock terminate on the date that the TMM Holders do not beneficially own in the aggregate at least 40% of the Voting Securities initially acquired pursuant to the Merger.

TRANSFER RESTRICTIONS

     For a period of five years from and after the effectiveness of the Amended and Restated Certificate of Incorporation, the TMM Holders may not, directly or indirectly, alone or in concert with others, sell, assign, transfer, pledge, hypothecate, otherwise subject to any lien, grant any option with respect to or otherwise dispose of any interest in (or enter into an agreement or
understanding   with  respect  to  the  foregoing)  any  Voting   Securities  (a
"Disposition") to a Competitor, or, except in certain circumstances, an affiliate. Disposition pursuant to a Public Offering or a Rule 144 Transaction will not be deemed to violate this prohibition if the selling TMM Holder(s) follow appropriate and reasonable procedures designed to prevent the sale of such Voting Securities to any Competitor. After the earliest of (i) such five year period, or (ii) the first date on which the TMM Holders beneficially own in the aggregate, directly or indirectly, less than 15% of the outstanding Voting Securities of KCS, a TMM Holder may propose to sell Voting Securities to a Competitor; provided NAFTA Rail shall have the right (but not the obligation) to purchase, in whole but not in part, such Voting Securities at a per share cash purchase price equal to the purchase price in the agreement between the selling TMM Holder and a Competitor. This purchase right shall be assignable, in whole or in part, by NAFTA Rail to any other Person, but no such assignment shall relieve NAFTA Rail of its obligation to assure payment of the purchase price for any Voting Securities as to which a notice of election to exercise the Right of First Refusal is made by NAFTA Rail or any such assignee.

     Subject to the foregoing transfer restrictions, TMM Holders may sell any or all Voting Securities beneficially owned by such Person provided that: (i) no Disposition that in the aggregate represents 5% or more of the outstanding Voting Securities may be made to any Person other than a Person who is eligible to file reports pursuant to Rule 13d-1 under the Exchange Act (a "13G Filer"), unless such Person would not be so eligible with respect to the Voting Securities acquired from the Disposition; and (ii) no Disposition of Voting Securities that in the aggregate represents 5% or more of the outstanding Voting Securities may be made to any 13G Filer unless (a) such 13G Filer would continue to be eligible to file reports pursuant to Section 13G under the Exchange Act with respect to the Voting Securities after giving effect to the proposed acquisition of such Voting Securities; and (b) the selling TMM Holder shall have delivered a written notice to NAFTA Rail advising NAFTA Rail of the number of Voting Securities the seller desires to sell and the terms, including price, of the proposed transaction and NAFTA Rail has been provided the right (but not the obligation) to purchase, in whole or in part, such Voting Securities at a per share cash purchase price equal to the purchase price in the proposed transaction.

     Notwithstanding any provision of the Amended and Restated Certificate of Incorporation to the contrary, no Disposition shall be made by any TMM Holder to any Person or Group that would, together with such Person's Affiliates and Associates and after giving effect to the acquisition of such Voting Securities, beneficially own or have the right to acquire more than 15% of the Total Voting Power of NAFTA Rail.

     TMM Holders may make a Disposition, notwithstanding any contrary provision in the Amended and Restated Certificate of Incorporation, in connection with any tender or exchange offer made by an unaffiliated third party to acquire NAFTA Rail Common Stock so long as the following conditions are satisfied: (i) the TMM Holders did not solicit the tender or exchange offer; (ii) the same consideration is being offered to all holders of NAFTA Rail Voting Securities,
(iii) the tender or exchange offer is approved by a majority of other NAFTA Rail stockholders, (iv) the tender or exchange is not conditioned on financing and
(v) the TMM Holders may not tender or exchange, or publicly announce their intention to tender or exchange, until the last business day prior to expiration of the offer.

     The transfer restrictions imposed by the Amended and Restated Certificate of Incorporation (with the exception of NAFTA Rail's right of first refusal in the event a TMM Holder intends to sell shares of Class A Convertible Common
Stock to a Competitor, which shall survive indefinitely) terminate upon the earlier of the first date the TMM Holders beneficially own in the aggregate less than 15% of the outstanding Voting Securities of NAFTA Rail for at least 30 consecutive days, or the occurrence of a Change of Control of NAFTA Rail.

PLEDGES

     Subject to the transfer restrictions described above, a TMM Holder may pledge or hypothecate as security for any indebtedness or other obligations any or all Voting Securities beneficially owned by such Person; provided that such TMM Holder obtains written consent from the pledgee that upon the occurrence of an event which gives the pledgee the right to foreclose on the pledged Voting Securities ("Foreclosure Event") such pledgee shall provide to NAFTA Rail prompt written notice of such Foreclosure Event and provide NAFTA Rail the right to purchase, in whole or in part, such Voting Securities at a price determined in accordance with such provision of the Amended and Restated Certificate of Incorporation. This purchase right shall be assignable, in whole or in part, by NAFTA Rail to any other Person, but no such assignment shall relieve NAFTA Rail of its obligation to assure payment of the purchase price for any Voting Securities as to which NAFTA Rail has delivered such a written notice.

SUMMARY COMPARISON OF COMMON STOCK AND CLASS A CONVERTIBLE COMMON STOCK

     The following table provides a summary comparison of the Common Stock and proposed Class A Convertible Common Stock.

------------------------------ ------------------------------------------ --------------------------------------------
TERM                                         COMMON STOCK                             CLASS A CONVERTIBLE
                                                                                         COMMON STOCK
------------------------------ ------------------------------------------ --------------------------------------------
Number of Authorized Shares                   400,000,000                                 50,000,000
------------------------------ ------------------------------------------ --------------------------------------------

Par Value per Share                              $0.01                               Same as Common Stock
------------------------------ ------------------------------------------ --------------------------------------------
Voting Rights                  One vote for each share outstanding on     One vote for each share outstanding on
                               each matter on which the stock-holders     each matter on which the stockholders are
                               are entitled to vote                       entitled to vote, provided (i) shares
                                                                          shall be voted in favor of nominees
                                                                          recommended by the Board of Directors with
                                                                          respect to directors other than the Class
                                                                          A Directors; and (ii) shall vote
                                                                          separately as a class to elect two
                                                                          directors (the "Class A Directors")
                                                                          (reduced to one in the event TMM Holders'
                                                                          ownership falls below 75% of the Voting
                                                                          Securities initially acquired pursuant to
                                                                          the Merger and reduced to zero in the
                                                                          event the TMM Holders' ownership falls
                                                                          below 40% of the Voting Securities
                                                                          initially acquired pursuant to the Merger)
------------------------------ ------------------------------------------ --------------------------------------------
Cumulative Voting              In elections for directors, other than                Same as Common Stock
                               Class A Directors, when the holders of
                               the Preferred Stock do not have the
                               right, voting as a class, to elect two
                               directors, holders shall be entitled to
                               as many votes as shall equal the number
                               of shares which they are entitled to
                               vote, multiplied by the number of
                               directors to be elected, and such shares
                               may be cast all for a single director or
                               any two or more of them
------------------------------ ------------------------------------------ --------------------------------------------

------------------------------ ------------------------------------------ --------------------------------------------
TERM                                         COMMON STOCK                             CLASS A CONVERTIBLE
                                                                                         COMMON STOCK
------------------------------ ------------------------------------------ --------------------------------------------
Required Vote                  (i) Directors, other than Class A                     Same as Common Stock
                               Directors, shall be elected by a
                               plurality of votes of the shares present
                               in person (or represented by proxy) at
                               the meeting and entitled to vote for
                               election of directors; (ii) increasing
                               the number of directors to more than
                               eighteen, abolishing cumulative voting
                               in elections of directors and abolishing
                               the division of the Board of Directors
                               into three classes all require a vote of
                               70% of the outstanding shares of the KCS
                               entitled to vote in the elections of
                               directors; and (iii) all other matters
                               require the affirmative vote of the
                               majority of shares present in person (or
                               represented by proxy) at the meeting and
                               entitled to vote on the subject matter.
------------------------------ ------------------------------------------ --------------------------------------------
Dividends                      Holders entitled to share equally, share              Same as Common Stock
                               for share, in such dividends or other
                               distributions declared by the Board of
                               Directors
------------------------------ ------------------------------------------ --------------------------------------------
Liquidation, Dissolution or    Share ratably in all assets                           Same as Common Stock
Winding Up                     available for distribution
------------------------------ ------------------------------------------ --------------------------------------------
Conversion Rights                           Not applicable                May be converted into shares of Common
                                                                          Stock at any time upon the election of the
                                                                          holder and shall be converted into shares
                                                                          of Common Stock upon (i) transfer to a
                                                                          person other than Grupo TMM or certain of
                                                                          its subsidiaries or Principal
                                                                          Stockholders; (ii) the first day on which
                                                                          the TMM Holders cease to beneficially own,
                                                                          in the aggregate, 40% of the Voting
                                                                          Securities initially acquired pursuant to
                                                                          the Merger; (iii) a Change of Control of
                                                                          NAFTA Rail; and (iv) acquisition of
                                                                          control of any TMM Holder by a Competitor.
------------------------------ ------------------------------------------ --------------------------------------------

------------------------------ ------------------------------------------ --------------------------------------------
TERM                                         COMMON STOCK                             CLASS A CONVERTIBLE
                                                                                         COMMON STOCK
------------------------------ ------------------------------------------ --------------------------------------------
Transfer Restrictions                       Not applicable                For a period of five years, Holders may
                                                                          not effect a Disposition: (i) to a
                                                                          Competitor; (ii) to an Affiliate unless
                                                                          such Affiliate agrees in writing to be
                                                                          bound by the terms of the Stockholders'
                                                                          Agreement; (iii) that in the aggregate
                                                                          represents 5% or more of the outstanding
                                                                          Voting Securities to any Person other than
                                                                          an eligible 13G Filer, and NAFTA Rail has
                                                                          been provided the right (but not the
                                                                          obligation) to purchase such Voting
                                                                          Securities; (iv) to any Person that would,
                                                                          together with such person's Affiliates or
                                                                          Associates, thereby beneficially own 15%
                                                                          of the Total Voting Power; and (v) of any
                                                                          capital stock or Voting Securities or
                                                                          control of any Person that, directly or
                                                                          indirectly, beneficially owns any Voting
                                                                          Securities of NAFTA Rail to a Competitor.
------------------------------ ------------------------------------------ --------------------------------------------

------------------------------ ------------------------------------------ --------------------------------------------
TERM                                         COMMON STOCK                             CLASS A CONVERTIBLE
                                                                                         COMMON STOCK
------------------------------ ------------------------------------------ --------------------------------------------
Pre-Emptive Rights                          Not applicable                Holders may purchase additional shares of
                                                                          Class A Convertible Common Stock to
                                                                          maintain their percentage ownership in the
                                                                          event NAFTA Rail authorizes the issuance
                                                                          or sale of any shares of Common Stock or
                                                                          any securities containing options or
                                                                          rights to acquire shares of Common Stock,
                                                                          EXCEPT for issuances of Common Stock
                                                                          issued: (i) to NAFTA Rail's employees,
                                                                          directors, consultants, agents,
                                                                          independent contractors or other service
                                                                          providers in connection with a Plan; (ii)
                                                                          upon the conversion of Class A Convertible
                                                                          Common Stock; (iii) upon the exercise of
                                                                          any options, warrants, convertible or
                                                                          exchangeable securities which are
                                                                          outstanding as of the date hereof; (iv) in
                                                                          connection with the acquisition of the
                                                                          equity interests or assets of another
                                                                          Person; or (v) in the event KCS issues
                                                                          additional equity in lieu of up to $80
                                                                          million in cash at closing of the
                                                                          Acquisition.
------------------------------ ------------------------------------------ --------------------------------------------

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

     In accordance with the Delaware Corporation Law and KCS's Restated Certificate of Incorporation, approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock that are entitled to vote on the Proposal.

                       YOUR BOARD RECOMMENDS THAT YOU VOTE
                                      "FOR"
         PROPOSAL 1 - AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
                   OF KCS, IN CONNECTION WITH THE ACQUISITION

     PROPOSAL 2 - AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION OF KCS
        TO SIMPLIFY AND UPDATE THE RESTATED CERTIFICATE OF INCORPORATION

                              Item 2 on Proxy Card

DESCRIPTION OF THE PROPOSED AMENDMENTS

     KCS's Board of Directors unanimously recommends that stockholders approve amending the Restated Certificate of Incorporation to simplify and update it as follows:

     o    change our name from "Kansas City Southern" to "NAFTA Rail;"

     o amend the purpose clause to delete the itemization of specific purposes and substitute that our corporate purpose is to engage in any lawful act or activity for which corporations may be organized under the Delaware Corporation Law;

     o    amend "New Series  Preferred  Stock"  provisions to allow the Board of
          Directors   more   flexibility  in   designating   dividend,   voting,
          liquidation and redemption rights of any New Series Preferred Stock;

     o delete the "Series B Convertible Preferred Stock" provisions and the names and addresses of our incorporators, which are now obsolete;

     o specify situations in which a director's liability for monetary damages resulting from a breach of fiduciary duties cannot be limited or eliminated;

     o authorize KCS to provide indemnification of (and advancement of expenses to) directors, officers and agents of KCS;

PURPOSES AND EFFECTS OF THE PROPOSED AMENDMENTS

CHANGE OF KCS'S NAME

     KCS proposes to change its name from "Kansas City Southern" to "NAFTA Rail." One of KCS's growth strategies is to continue to capitalize on NAFTA trade. Upon consummation of the acquisitions discussed above, along with KCS's ownership of KCSR and through its strategic alliance with CN/IC, KCS will control or have access to a contiguous rail network connecting Canada, the United States and Mexico. KCS believes that the name NAFTA Rail will more accurately reflect KCS's consolidated holdings and will emphasize KCS's focus on NAFTA trade. Common stockholders will not be required to surrender their current KCS certificates for NAFTA Rail certificates.

AMEND THE CORPORATE PURPOSE CLAUSE

     KCS's Restated Certificate of Incorporation contains numerous specific provisions regarding KCS's corporate purposes. Such provisions may limit the ability of KCS to engage in certain acts or activities in the future. Although KCS does not intend to engage in any act or activity that is prohibited presently by its Restated Certificate of Incorporation, the proposed amendment is intended to provide KCS with increased flexibility to engage in any lawful act or activity for which corporations may be organized under the Delaware Corporation Law.


AMEND "NEW SERIES PREFERRED STOCK" PROVISIONS

     KCS's Restated Certificate of Incorporation contains certain provisions that may limit the authority of the Board of Directors in determining the designations and powers, preferences and rights, and the qualifications, limitations or restrictions of New Series Preferred Stock. The proposed amendments to these provisions afford the Board of Directors more flexibility in fixing dividends, voting, liquidation and redemption rights in the Certificate of Designations filed pursuant to law with respect to any series of the New Series Preferred Stock to be issued. The proposed amendments will not affect the relative rights, preferences or limitations of the Series A or Series C Convertible Preferred Stock.

DELETE THE "SERIES B CONVERTIBLE PREFERRED STOCK" PROVISIONS

     The Restated Certificate of Incorporation provides that the Series B Convertible Preferred Stock shall only be issued in connection with the Kansas City Southern Industries, Inc. Employee Plan Funding Trust. As that Trust has been terminated and no shares of the Series B Convertible Preferred Stock remain outstanding, the provisions relating to the Series B Convertible Preferred Stock are regarded as obsolete and will be deleted from the Restated Certificate of Incorporation.

DELETE THE NAMES AND PLACES OF RESIDENCE OF EACH OF THE INCORPORATORS OF KCS

     The Restated Certificate of Incorporation includes the names and places of residence of each of the incorporators of the business and we propose to delete this information because the information is now obsolete.

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

     In accordance with the Delaware Corporation Law and KCS's Restated Certificate of Incorporation, approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock that are entitled to vote on the Proposal.


                       YOUR BOARD RECOMMENDS THAT YOU VOTE
                                      "FOR"
                PROPOSAL 2 - AMENDMENT OF RESTATED CERTIFICATE OF
                   INCORPORATION OF KCS TO SIMPLIFY AND UPDATE
                    THE RESTATED CERTIFICATE OF INCORPORATION

                           PROPOSAL 3 - RESTATEMENT OF
                  RESTATED CERTIFICATE OF INCORPORATION OF KCS

                            Item 3 on the Proxy Card

DESCRIPTION OF THE PROPOSED RESTATEMENT

     KCS's Board of Directors unanimously recommends that stockholders approve restating the Restated Certificate of Incorporation to incorporate those proposed amendments which are approved by the stockholders and the Certificate of Designations attached to the Restated Certificate of Incorporation, which created the Series C Preferred Stock.

PURPOSE AND EFFECT OF THE PROPOSED RESTATEMENT

     Under Delaware Corporation Law, amendments to a company's certificate of incorporation are filed as certificates of amendment and attached and become part of the company's certificate of incorporation. The Certificate of Designations which created the Series C Preferred Stock was filed as a separate document which is attached to KCS's Restated Certificate of Incorporation and is considered a part of such certificate. The restatement of the Restated
Certificate of  Incorporation  will  incorporate  the amendments to the Restated
Certificate of Incorporation that are approved under Proposals 1 and 2 of this proxy statement and the Certificate of Designations which created the Series C Preferred Stock into one complete document, the Amended and Restated Certificate of Incorporation.

     If the proposed amendments to and restatement of the Restated Certificate of Incorporation is approved by the stockholders, KCS's Restated Certificate of Incorporation will be amended and restated as described in this proxy statement and as set forth in Appendix A. The Amended and Restated Certificate of Incorporation will become effective when it is filed with the Secretary of State of the State of Delaware. Prior to its filing with the Secretary of State of the State of Delaware, the proposed amendments to and restatement of the Restated Certificate of Incorporation may be abandoned by KCS's Board of Directors, without further action by the stockholders at any time before or after the Special Meeting if for any reason the Board of Directors deems it advisable.

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

     In accordance with the Delaware Corporation Law and KCS's Restated Certificate of Incorporation, approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock that are entitled to vote on the Proposal.

                       YOUR BOARD RECOMMENDS THAT YOU VOTE
                                      "FOR"
                           PROPOSAL 3 - RESTATEMENT OF
                  RESTATED CERTIFICATE OF INCORPORATION OF KCS

                        PROPOSAL 4 - PROPOSED ISSUANCE OF
                CLASS A CONVERTIBLE COMMON STOCK AND COMMON STOCK

                              Item 4 on Proxy Card

OVERVIEW

     On April 20, 2003, KCS entered into the Acquisition Agreement with Grupo TMM under which KCS ultimately would acquire control of TFM through the purchase of shares of common stock of Grupo TFM. Grupo TFM holds an 80% economic interest in TFM and all of the TFM Voting Stock. The remaining 20% economic interest in TFM is owned by the Mexican government in the form of shares with limited voting rights. KCS currently owns a 46.6% economic interest in Grupo TFM and 49.0% of the shares of common stock of Grupo TFM entitled to full voting rights. On May 9, 2003, KCS acquired for cash 51% of the shares of Mexrail, which owns 100% of Tex-Mex, and deposited the Mexrail shares into an irrevocable voting trust pending resolution of KCS's application to the STB seeking authority to exercise common control over Tex-Mex and KCS's other rail companies, KCSR and Gateway Eastern. According to the terms of the Acquisition Agreement and certain related agreements (described in detail below), KCS will issue:

     o 18,000,000 shares of Class A Convertible Common Stock to Multimodal upon the closing of the Acquisition;

     o up to 6,400,000 shares of Class A Convertible Common Stock or Common Stock in lieu of a portion of the $200 million consideration to be paid in cash at the closing of the Acquisition Agreement; and

     o up to 2,625,000 shares of restricted Common Stock pursuant to the Consulting Agreement.

The securities to be issued in connection with the Acquisition represent in the aggregate more than 20% of the issued and outstanding shares of KCS Common Stock.

PURPOSE AND EFFECT OF PROPOSED ISSUANCE OF STOCK

     We are seeking your approval to issue the shares of Class A Common Stock and Common Stock in order to allow us to consummate the Acquisition and thereby acquire control of TFM, upon receipt of all regulatory approvals and satisfaction of the conditions to closing.

     The proposed issuance of Class A Convertible Common Stock and Common Stock will result in dilution in the percentage ownership interest of KCS's existing stockholders. The amount of such dilution cannot be determined until the time of issuance; however, if KCS had issued, as of March 31, 2003, the maximum number of shares of Common Stock contemplated by the Acquisition Agreement (including shares issued upon conversion of the Class A Convertible Common Stock) and by the Consulting Agreement, which would aggregate approximately 88.7 million shares, then based upon approximately 61.6 million shares of Common Stock outstanding as of that date and a book value per share then of $12.42, the outstanding shares of Common Stock outstanding would have increased by approximately 44%, and the book value per share of Common Stock would have decreased, from $12.42 to $12.07.

SUMMARY OF THE ACQUISITION AGREEMENT AND RELATED AGREEMENTS

     The following summary of the terms and provisions of the Acquisition Agreement, First Amendment to Rights Agreement, Stockholders' Agreement, Registration Rights Agreement, Consulting Agreement, Marketing and Services Agreement, Agreement of Assignment and Assumption of Rights, Duties and Obligations and Stock Purchase Agreement is qualified in its entirety by reference to each of those documents, a copy of which has been attached hereto as an appendix or as an exhibit to an appendix. You should read these agreements carefully for more details regarding the provisions described below and for other provisions that may be important to you.

THE ACQUISITION AGREEMENT

     Upon the terms and subject to the conditions of the Acquisition Agreement, dated April 20, 2003, by and among KCS, KARA Sub, Grupo TMM, TMM Holdings and Multimodal, KCS would acquire all of the interest of Multimodal in Grupo TFM for consideration to Multimodal of $200 million and 18 million shares of KCS Class A Convertible Common Stock. The Acquisition will be accomplished in three steps, the Stock Purchase, the Subsidiary Investment and the Merger described below (and together comprising the Acquisition), all occurring sequentially and virtually simultaneously as follows:

     (1) THE STOCK PURCHASE. KARA Sub will purchase from Multimodal all Grupo TFM shares held by Multimodal, consisting of 25,500 shares of Series "A" fixed capital stock of Grupo TFM and 3,842,901 shares of Series "A" variable capital stock of Grupo TFM. The purchase price to be paid by KARA Sub to Multimodal at the closing for the purchase of the Grupo TFM shares is: (i) $200 million (up to $80 million of which may be paid, at KCS's option, in shares of KCS Common Stock or KCS Class A Convertible Common Stock); and (ii) a subordinated promissory note of KARA Sub in the principal amount of $25 million. KCS will provide KARA Sub with the funds and securities to make these payments.

     (2) THE SUBSIDIARY INVESTMENT. Immediately following the Stock Purchase, Multimodal will purchase 10% of the issued and outstanding shares of KARA Sub common stock, in consideration for delivery by Multimodal to KARA Sub of the KARA Sub subordinated promissory note.

     (3) THE MERGER. KARA Sub will then be merged into KCS in accordance with the Delaware Corporation Law. The Merger will be consummated by filing a certificate of merger with the Delaware Secretary of State in accordance with the Delaware Corporation Law. At such time, the shares of KARA Sub held by Multimodal will be converted into and exchanged for 18 million shares of KCS Class A Convertible Common Stock. As a result of the Merger, the separate corporate existence of KARA Sub will cease and KCS will continue as the surviving corporation. Subject to approval by KCS stockholders, upon the date and time of the filing of the Certificate of Merger, KCS will change its name to "NAFTA Rail" and the capital stock of KCS (including the KCS Common Stock, the $25 par value Preferred Stock and the Series C Preferred Stock) will continue to be issued and outstanding as the capital stock of NAFTA Rail without further action by any holder thereof. Subject to listing approval by the New York Stock Exchange ("NYSE"), the NAFTA Rail Common Stock and Preferred Stock will trade on the NYSE under the symbol ________.

     The closing of the Acquisition is dependent upon the closing of each of the Stock Purchase, the Subsidiary Investment and the Merger.

CONDITIONS TO OBLIGATIONS TO COMPLETE THE ACQUISITION

     The obligations of KCS and Grupo TMM to complete the Acquisition are subject to a number of conditions, including, among others:

     o KCS must have obtained approval of KCS stockholders of the amendments specified in Proposal 1 to KCS's Restated Certificate of Incorporation and of the issuance of Class A Convertible Common Stock and Common Stock specified in Proposal 4;

     o All consents, waivers, authorizations and approvals required from all governmental authorities to consummate the Acquisition must have been obtained and remain effective as of the closing date of the Acquisition Agreement;

     o The Common Stock to be issued must have been approved for listing by the NYSE;

     o Each of the Ancillary Agreements must have been duly executed and delivered by or on behalf of KCS and each of Grupo TMM, TMM Holdings and Multimodal, as the case may be;

     o Grupo TMM must have received consents from the holders of its outstanding Notes due 2003 and Notes due 2006; and

     o There must not be any insolvency or bankruptcy proceeding pending against Multimodal, TMM Holdings or TFM that has been pending for more than 60 days, and certain material adverse effects shall not have occurred.

TERMINATION

     The Acquisition Agreement may be terminated prior to the closing of the Acquisition as follows:

     o    By written consent of KCS and Grupo TMM;

     o By KCS or Grupo TMM if any order of any governmental authority permanently prohibiting the consummation of the Acquisition has become final and non-appealable or if any of the approvals of any governmental authority to perform the transactions contemplated by the Acquisition Agreement imposes any condition or requirement, the satisfaction of which is reasonably likely to have a material adverse effect on either KCS or Grupo TMM;

     o By KCS if any conditions to the obligations of KCS under the Acquisition Agreement becomes incapable of fulfillment through no fault of KCS and is not waived by KCS;

     o By Grupo TMM if any condition to the obligations of Grupo TMM, Multimodal and TMM Holdings (collectively, the "Sellers") under the Acquisition Agreement becomes incapable of fulfillment through no fault of Sellers and is not waived by Grupo TMM;

     o By KCS if Grupo TMM has experienced a change of control, or by Grupo TMM if KCS has experienced a change of control; and

     o By KCS or Grupo TMM if the closing of the Acquisition does not occur on or prior to December 31, 2004 (the "Termination Date"); provided, however, that the Termination Date may be extended by KCS and Grupo TMM by written agreement.

     A termination fee of $18 million is payable in the event of termination of the Acquisition Agreement due to (i) a change of control of either KCS or Grupo TMM, in which case the party experiencing the change of control shall pay the termination fee to the other party, or (ii) the failure of the stockholders of KCS or of Grupo TMM to approve the Acquisition if at or prior to the meeting of such stockholders to approve the Acquisition, the Board of Directors of KCS, in the case of the KCS stockholders' meeting, or the Board of Directors of Grupo TMM, in the case of the Grupo TMM stockholders' meeting, has failed to recommend or has withdrawn and not reinstated its recommendation of the Acquisition, then the party whose stockholders shall not have approved the Acquisition shall pay the termination fee to the other party.

REQUIRED REGULATORY AND OTHER CONSENTS, APPROVALS AND FILINGS

     Certain regulatory approvals and filings and other consents are required in connection with the closing of the Acquisition. These include, among others:

     o Prior approval of the Mexican Foreign Investments Commission of control of Grupo TFM by a non-Mexican entity;

     o Clearance by the Mexican Antitrust Commission of anti-competitive concerns;

     o    Notice to the Mexican Ministry of Communications and Transportation;

     o Filing with NYSE for listing of Common Stock issuable upon conversion of Class A Convertible Common Stock;

     o    Grupo TMM noteholder consents;

     o Hart-Scott-Rodino Act filing and clearance of investment by Multimodal in KCS; and

     o KCS stockholder approval of amendments to Restated Certificate of Incorporation and issuance of KCS equity.

KCS has obtained an amendment to its Amended and Restated Credit Agreement allowing:

     o    KCS (NAFTA Rail) investment in further equity interests of Grupo TFM;

     o KCS (NAFTA Rail) investment in equity interests representing 51% of Mexrail's issued and outstanding capital stock;

     o    Use of KCS cash to acquire Mexrail.

          For a discussion of the filings made and the status of such filings, see "--Regulatory Matters" below.

VAT CONTINGENCY PAYMENT

     Provided the Acquisition has occurred and neither KCS nor any of its subsidiaries has purchased the TFM "Class III" shares (representing 20% of the capital stock of TFM) currently held by the Mexican government upon exercise by the Mexican government of its right to compel purchase of the shares of TFM held by it (the "Put"), as compensation for Grupo TMM's services in obtaining the final settlement or resolution of TFM's claim against the Mexican Treasury for the refund of a value added tax ("VAT") payment in the original principal amount of 2,111,111,790 pesos ("VAT Claim"), KCS will make or cause TFM to make a cash payment (the "VAT Contingency Payment") to Grupo TMM as set forth below, following the date of final resolution of the VAT Claim, and the receipt by TFM or its designee of shares or cash compensation received by TFM or its designee from the Mexican government on the VAT Claim (the "VAT Payment"). The VAT Payment must consist of at least (i) all of the TFM "Class III" shares currently held by the Mexican government or (ii) a cash payment or other property acceptable to the parties which has a fair value equal to or greater than the Put Purchase Price (as defined in the Acquisition Agreement) as calculated on the date the VAT Payment is received. In such event, KCS will, at its option, pay or cause TFM to pay to Grupo TMM (iii) $100 million within 90 days thereafter or (iv) $50 million within 90 days thereafter and an additional $55 million within 365 days thereafter. If the VAT Payment exceeds the Put Purchase Price as calculated on the date the VAT Payment is received, KCS will pay or cause TFM to pay to Grupo TMM within 90 days after the VAT Payment and final resolution of the VAT Claim the first $25 million received above the Put Purchase Price, and 15% of any additional amount received above the Put Purchase Price beyond the first $25 million, not to exceed $50 million. The VAT Contingency Payment shall be made after reducing the value of VAT Payment by the amount of all expenses incurred by or on behalf of TFM in effecting final resolution of the VAT Claim and receipt of the VAT Payment. On June 12, 2003, Grupo TMM announced that on June 11, 2003 the Mexican appellate court issued a resolution regarding the VAT Claim against the ruling of the Mexican Fiscal Court issued on December 6, 2002 denying TFM the right to receive a VAT refund. In its announcement, Grupo TMM has stated that once it receives that resolution, it will evaluate its implications and provide more information.

THIRD PARTY MATTERS

     Until the filing of the Certificate of Merger for the Merger, neither KCS nor Sellers can seek or entertain other offers with respect to acquisitions, mergers or business combinations of KCS or KCSR, and TMM Holdings, Multimodal, Grupo TFM or any of their respective subsidiaries, respectively. In addition, Grupo TMM will not enter into any agreement concerning any acquisition or purchase of a controlling equity interest in Grupo TMM by any competitor. These limitations are subject to the fiduciary duties of the respective Board of Directors of KCS and Grupo TMM.

INDEMNIFICATION

     The representations and warranties of the Sellers and KCS survive for three to five years. The Sellers have jointly and severally agreed to indemnify KCS, the surviving corporation and each of their subsidiaries, and their respective officers, directors, employees, members, stockholders, agents and representatives harmless from and against all losses, damages, liabilities, claims, demands, obligations, deficiencies, payments, judgments, settlements, costs and expenses of any nature whatsoever ("Losses") resulting from or arising out of any inaccuracy or misrepresentation in, or breach of, any representation or warranty of Sellers in connection with the Acquisition Agreement, or any breach or nonfulfillment of any covenant or agreement of any of the Sellers in connection with the Acquisition Agreement, or any claims, causes of actions, rights asserted or demands made by any third parties arising from or relating to any of the foregoing. The Sellers' indemnification obligations for any inaccuracy or misrepresentation in, or breach of, any representation or warranty regarding Grupo TFM or its subsidiaries is limited to 51% of Losses aggregating $5 million or more. This limitation is not applicable to any Losses arising out of or resulting from any action or omission on the part of any Seller or its affiliate that involved a crime, fraud, willful misconduct or gross negligence.

     KCS has agreed to indemnify the Sellers, each of their subsidiaries and each of their respective officers, directors, employees, members, stockholders, agents and representatives from and against all Losses resulting from or arising out of any inaccuracy or misrepresentation in, or breach of, any representation or warranty of KCS in connection with the Acquisition Agreement, or any breach or nonfulfillment of any covenant of KCS in connection with the Acquisition Agreement, or any claims, causes of actions, rights asserted or demands made by any third parties arising from or relating to any of the foregoing. KCS's indemnification obligations are limited to Losses aggregating $10 million or more. This limitation is not applicable to any Losses arising out of or resulting from any action or omission on the part of KCS or its affiliate that involved a crime, fraud, willful misconduct or gross negligence.

     Additionally, KCS's Restated Certificate of Incorporation and Bylaws would be amended to reflect the agreements contained in the Acquisition Agreement and certain Ancillary Agreements. A number of Ancillary Agreements have been, or will be prior to the closing of the Acquisition, entered into to carry out certain objectives of the Acquisition Agreement and the Acquisition. Each of these Ancillary Agreements is described below.

FIRST AMENDMENT TO RIGHTS AGREEMENT

     In connection with the Acquisition, KCS and Harris Trust & Savings Bank, as Rights Agent will enter into a First Amendment to Rights Agreement (the "Rights Agreement") dated as of September 19, 1995. The Rights Agreement will be amended to prevent any TMM Holder from becoming an Acquiring Person (as defined in the Rights Agreement), which would otherwise cause a Triggering Event (as defined in the Rights Agreement) as a result of the Acquisition. Accordingly, the First Amendment to Rights Agreement will amend Section 1(a), the definition of Acquiring Person, to provide that no person or affiliate of such person shall become an "Acquiring Person" as a result of the acquisition of beneficial ownership of (i) shares of Class A Convertible Common Stock, (ii) shares of Common Stock issued or issuable upon conversion of the Class A Convertible Common Stock, (iii) any shares of Common Stock or Class A Convertible Common Stock acquired pursuant to Section 1.2 of the Acquisition Agreement, (iv) any shares of Common Stock or Class A Convertible Common Stock acquired pursuant to the Consulting Agreement, and (v) shares of Common Stock or Class A Convertible Common Stock acquired in compliance with the Stockholders' Agreement, including upon exercise of pre-emptive rights as provided therein.

     The definition of "Substantial Block" found at Section 1(z) of the Rights Agreement will also be amended to lower the threshold beneficial ownership that constitutes a "Triggering Event" from 20% to 15% (and from 15% to 13% in the event the Acquiring Person is declared by the Board of Directors to be an Adverse Person (as defined in the Rights Agreement)).

     In  order to  conform  to the  foregoing  amendments,  subsection  (iii) of
Section 3(e) regarding Restrictions on transfer of Rights to Acquiring Persons shall be deleted and amended to provide that no Right (as defined in the Rights Agreement) shall be transferable or transferred other than as permitted under
Section 1(a) of the Rights Agreement, as amended, to any person who, as a result of such transfer, would beneficially own 15% or more of the Rights.

     Finally, Section 7(e) of the Rights Agreement will be amended to correct a clerical error.

     A copy of the First Amendment to Rights Agreement is attached to this proxy statement as Appendix C.

STOCKHOLDERS' AGREEMENT

     KCS, Grupo TMM, TMM Holdings, Multimodal and the Principal Stockholders plan to enter into a Stockholders' Agreement, which shall set forth the rights and duties of the parties thereto arising out or and in connection with the Acquisition Agreement and the transactions contemplated thereby.

STANDSTILL PROVISIONS

     For a period of seven years from the date of the Stockholders' Agreement, Grupo TMM, TMM Holdings, Multimodal and each of the Principal Stockholders agrees that, unless specifically invited in writing to do so by the Board of Directors, such Person (as defined in the Stockholders' Agreement) will not, and will cause each of its affiliates not to, among other things:

     o acquire or agree to acquire aggregate beneficial ownership of more than 20% of the Total Voting Power of KCS (as defined in the Stockholders' Agreement);

     o    initiate  or  propose  any  matter  for   submission   to  a  vote  of
          stockholders of KCS or participate in the making of, or solicit stockholders for the approval of, any stockholder proposal;

     o grant any proxy with respect to any Voting Securities to any Person not approved in writing by KCS;

     o except through its representatives on the Board of Directors (or any committee thereof) of KCS, otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of KCS.

     The standstill provisions terminate upon the earliest to occur of (i) a Change of Control of KCS (as defined in the Stockholders' Agreement), or (ii) the first date the TMM Holders beneficially own in the aggregate less than 15% of the outstanding Voting Securities of KCS for at least 30 consecutive days.

TRANSFER RESTRICTIONS

     The TMM Holders may not sell, assign, transfer, pledge, hypothecate, otherwise subject to any lien, grant an option with respect to or otherwise dispose of any interest in (or enter into an agreement or understanding with respect to the foregoing) any Voting Securities beneficially owned by them (a "Disposition") except in accordance with the terms of the Stockholders' Agreement. For a period of five years from the date of the Stockholders' Agreement, the TMM Holders may not effect a Disposition:

     o    to a Competitor (as defined in the Stockholders' Agreement);

     o to an Affiliate unless such Affiliate agrees in writing to be bound by the terms of the Stockholders' Agreement and provided that the TMM Holders shall remain responsible, jointly and severally, for any breaches of the Stockholders' Agreement by such Affiliate;

     o that in the aggregate represents 5% or more of the outstanding Voting Securities to any Person other than an 13G Filer (as defined in the Stockholders' Agreement), and no disposition shall be made to any 13G Filer unless such 13G Filer would continue to be eligible to file reports pursuant to Section 13G under the Exchange Act with respect to the Voting Securities after giving effect to the proposed acquisition and KCS has been provided the right (but not the obligation) to purchase such Voting Securities;

     o to any Person that would, together with such person's Affiliates or Associates (as defined in the Stockholders' Agreement) and after giving effect to the acquisition of such Voting Securities, beneficially own or have the right to acquire 15% of the Total Voting Power; and

     o of any capital stock or Voting Securities or control of any Person that, directly or indirectly, beneficially owns any Voting Securities of KCS to a Competitor.

     Subject to the provisions contained in the Stockholders' Agreement, a TMM Holder may pledge or hypothecate as security for any indebtedness or other obligations any or all Voting Securities beneficially owned by such Person provided that KCS shall have a right to purchase the pledged Voting Securities upon the occurrence of a Foreclosure Event (as defined in the Stockholders' Agreement).

     The TMM Holders may participate in a tender or exchange offer made by an unaffiliated third party, provided the TMM Holders did not solicit the tender or exchange offer and (i) the same consideration is offered to all holders of the securities tendered in the tender offer; (ii) the transaction is approved by a majority of other KCS stockholders; (iii) the tender or exchange offer is not conditioned on financing; and (iv) the TMM Holders do not tender, or publicly disclose their intention to tender, prior to the last day before expiration of the offer.

     The transfer restrictions contained in the Stockholders' Agreement terminate upon the earliest to occur of (i) a Change of Control of KCS, or (ii) the first date the TMM Holders beneficially own in the aggregate less than 15% of the outstanding Voting Securities of KCS for at least 30 consecutive days.


PRE-EMPTIVE RIGHTS

     TMM Holders have the right to purchase additional shares of Class A Convertible Common Stock to maintain their percentage ownership in the event KCS authorizes the issuance or sale of any shares of Common Stock or any securities containing options or rights to acquire shares of Common Stock, except for issuances of Common Stock (including for this purpose, options, warrants and other securities convertible into or exercisable for Common Stock) issued:

     o to KCS's employees, directors, consultants, agents, independent contractors or other service providers in connection with a Plan (as defined in the Stockholders' Agreement) existing as of the date of the Stockholders' Agreement or a Plan approved by the Board of Directors and adopted by KCS after the date of the Stockholders' Agreement;

     o    upon the conversion of Class A Convertible Common Stock;

     o    upon  the  exercise  of  any   options,   warrants,   convertible   or
          exchangeable securities which are outstanding as of the date hereof;

     o    in  connection  with  the   acquisition  (by  merger,   consolidation,
          acquisition of assets or equity interests or otherwise) of the equity interests or assets of another Person; or

     o in the event KCS issues additional equity in lieu of up to $80 million in cash at Closing.

CORPORATE GOVERNANCE

     The Stockholders' Agreement provides for the Board of Directors to be comprised of eleven directors, to be selected as follows: (i) the chief executive officer of KCS and another person selected by him; (ii) two persons elected by the holders of the Class A Convertible Common Stock (reduced to one in the event the TMM Holders' ownership falls below 75% of the Voting Securities initially acquired pursuant to the Merger and reduced to zero in the event the TMM Holders' ownership falls below 40% of the Voting Securities initially acquired pursuant to the Merger); and (iii) seven independent directors designated by the chief executive officer of KCS. The Nominating Committee of the Board of Directors will consist of three Independent Directors designated by the chief executive officer of KCS. The Compensation Committee will consist of three Independent Directors designated by the chief executive officer of KCS and one Independent Director designated by the chief executive officer of Grupo TMM. The Executive Committee will consist of three Directors designated by the chief executive officer of KCS and one Director designated by the chief executive officer of Grupo TMM.

     Each TMM Holder shall vote all of the Voting Securities beneficially owned by such Person and entitled to vote in the election of directors: (i) in favor of all nominees of the Nominating Committee; and (ii) against any proposal to remove any director nominated by the Nominating Committee and elected to the Board of Directors.

     The TMM Holders' rights and duties under the corporate governance provisions of the Stockholders' Agreement terminate upon the earliest to occur of (i) the first date the TMM Holders beneficially own in the aggregate at least 40% of the outstanding Voting Securities initially acquired pursuant to the Merger, or (ii) a Change of Control of Grupo TMM or any of the TMM Holders.

TERMINATION

     Subject to specific termination provisions contained in the Stockholders' Agreement, the entire Agreement (with a few exceptions) terminates when the TMM Holders ownership falls below 40% of the Voting Securities initially acquired pursuant to the Merger, or in the event the Class A nominees are not elected to the KCS Board of Directors (except for good cause).

REGISTRATION RIGHTS AGREEMENT

     The Registration Rights Agreement to be entered into by KCS, Grupo TMM, TMM Holdings, Multimodal and certain principal stockholders of Grupo TMM, will provide Grupo TMM, TMM Holdings, Multimodal, such principal stockholders of Grupo TMM, and any Permitted Transferee (as defined in the Registration Rights Agreement) who acquires shares of Class A Convertible Common Stock or shares of Registrable Stock (as defined in the Registration Rights Agreement) and agrees to be bound by the terms and conditions of the Registration Rights Agreement (collectively, the "Holders") with certain registration rights with respect to the shares of KCS Common Stock (i) issuable upon conversion of the KCS Class A Convertible Common Stock, (ii) issued in lieu of cash at closing, (iii) issued pursuant to the Consulting Agreement and (iv) acquired on pre-emptive exercises.

REQUIRED AND INCIDENTAL REGISTRATIONS

     Beginning on the 180th day following the consummation of the Acquisition, the Holders shall have the right to request, and KCS shall use commercially reasonable efforts to effect, six demand registrations. In the event KCS issues additional equity in lieu of up to $80 million in cash at Closing, the Holders shall be entitled to one additional shelf registration. Holders shall also be entitled to unlimited incidental, or "piggy-back," registrations. KCS can delay filing registrations upon the occurrence of certain events, including situations in which KCS is not eligible to use Form S-3 to effect such registration or in the event that KCS furnishes to the Holders a resolution adopted by the Board of Directors to the effect that in the good faith judgment of KCS it would be seriously detrimental for a registration statement to be filed at that time.

     In the event the managing underwriters of a public offering furnish a written opinion that the amount of securities to be included in an offering exceed the maximum amount which can be marketed without materially and adversely affecting such offering, then the Holders, KCS and all other holders of KCS securities having the right to include such securities in the registration shall be subject to certain underwriting cut-backs. Holders are also subject to certain market standoff provisions during the ten days prior to and up to, but not exceeding, 90 days following the effective date of a registration statement to the same extent that KCS or its officers or directors are subject to such market standoff provisions.

REGISTRATION EXPENSES

     With respect to the first four demand registrations and any incidental registrations, KCS shall pay all registration expenses, including all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements or counsel for KCS and blue sky fees and expenses. With respect to demand registrations effected beyond the first four, the Holders whose shares are included in the applicable registration shall pay all registration expenses.

CONSULTING AGREEMENT

     KCS and the consulting firm controlled by Jose Serrano Segovia ("Consulting Firm") plan to enter into a Consulting Agreement, which calls for Consulting Firm to provide certain consulting services to the KCS Board of Directors and Chief Executive Officer relating to the Mexican portion of KCS's rail network operations, including its customers and suppliers, regulatory matters and regarding the Mexican railroad industry in general. Jose Serrano Segovia is required under the terms of the Consulting Agreement to be personally involved in the provision of services by the Consulting Firm. Jose Serrano Segovia is the current Chairman of the Board of Directors of Grupo TMM and certain of its subsidiaries, including TFM and Grupo TFM and will become a director and Vice-Chairman of KCS.

TERM

     The Consulting Agreement has an initial term of three years beginning on the closing date of the Acquisition Agreement. KCS has the option of extending the term of the Consulting Agreement for an additional year. In the event of a Change of Control (as defined in the Consulting Agreement), Consulting Firm agrees to continue its engagement with KCS for a period equal to the longer of
(i) one year from the date of such Change of Control; or (ii) the remainder of the term and KCS agrees to continue to engage Consulting Firm during the remainder of the term.

     Notwithstanding the initial three-year term, the Consulting Agreement and Consulting Firm's engagement shall terminate automatically upon the death or disability of Jose Serrano Segovia or dissolution or bankruptcy of Consulting Firm. Consulting Firm may terminate the Consulting Agreement at any time by giving at least 30 days' advance written notice to KCS or in the event of a material breach, and failure to cure the same, by KCS. Additionally, KCS may terminate the Consulting Agreement and Consulting Firm's engagement for cause, or other than for cause, subject to certain conditions specified in the Consulting Agreement.

COMPENSATION

     Under the Consulting Agreement, KCS will pay to Consulting Firm an annual fee of $600,000. In addition, KCS will grant to Consulting Firm 2,100,000 shares of KCS restricted Common Stock (the "Consulting Firm Stock"), subject to the following vesting provisions:

     o 525,000 shares shall become vested with ten days after TFM enters into a renegotiated or extended labor agreement with the El Sindicato de Trabajadores Ferrocarrileros de la Republica Mexicana;

     o 250,000 shares shall become vested on each of the first, second and third anniversary dates of the Consulting Agreement;

     o 125,000 shares shall become vested in the event KCS or any subsidiary receives the Certificate of Devolution of Taxes (Certificado de
          Devolucion de Impuestos) issued by the Treasury of the Mexican Federation (Tesoreria de la Federacion) in the term of Article 22 of the Tax Code of the Mexican Federation (Codigo Fiscal de la Federacion); and

     o 700,000 shares shall become vested in the event KCS or any subsidiary receives the shares or cash compensation from the Mexican government as a result of TFM's claim against the Mexican Treasury for the refund of a value added tax payment. See Section 6(i) of the Consulting Agreement attached to this proxy statement as Appendix F and Section
          7.13 of the Acquisition Agreement attached to this proxy statement as Appendix B.

As a condition to the vesting of Consulting Firm Stock on the first, second and third anniversary dates, KCS's Board of Directors shall review the compliance, good faith performance and existence of triggering events that would terminate the Agreement. If the Board determines that the Consulting Firm has not satisfied the requisite standard during any one-year period, the Consulting Firm Stock subject to vesting at such one-year period shall be forfeited.

     If KCS extends the initial term of the Consulting Agreement, KCS will grant to Consulting Firm on the first day of the extended term an additional 525,000 shares of KCS restricted Common Stock which will vest immediately upon issuance.

TRANSFER RESTRICTIONS

     Consulting Firm may not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntary or involuntary or by operation of law) any interest in any shares of Consulting Firm Stock, except in accordance with the terms of the Stockholders' Agreement (described above).

MARKETING AND SERVICES AGREEMENT

     The Marketing and Services Agreement to be entered into by Grupo TMM (together with its subsidiaries and affiliates), TFM and KCS (together with its subsidiaries and affiliates), provides for the parties to enter into various most favored nations provisions, requiring, among other things, (i) KCS to provide certain services to Grupo TMM on terms which are no less favorable than the terms provided to third or fourth party logistics companies; (ii) that Grupo TMM shall have the right to be the exclusive provider of Road-Railer freight services over TFM's rail system within Mexico; (iii) Grupo TMM shall have the right, but not the obligation, to operate KCS's intermodal terminals to the extent that KCS determines to utilize a third party to operate such within Mexico, the terms of such operations subject to mutual agreement of Grupo TMM and KCS; and (iv) that Grupo TMM shall have the right to make a bid for the provision of certain specified transportation related services normally provided by Grupo TMM or its affiliates, if TFM determines to have such services provided by any unaffiliated third party in Mexico or the United States. The relationships among KCS and Grupo TMM shall be those of independent contractors and neither KCS nor Grupo TMM shall be or represent itself to be an agent, employee or joint venturer of the other. Neither KCS nor Grupo TMM shall have or represent itself to have any power or authority to act for, bind or commit the other party.

     The initial term of the Marketing and Services Agreement is five years from the Effective Date (as defined in the Acquisition Agreement), subject to automatic renewal for periods of one year unless terminated by Grupo TMM or KCS. Notwithstanding the foregoing, the Marketing and Services Agreement shall terminate automatically in the event that (i) TMM Logistics, a subsidiary of Grupo TMM, files any voluntary proceeding under any bankruptcy laws, or if TMM Logistics has filed against it any involuntary proceeding under any bankruptcy law which is not dismissed or stayed within 30 days or (ii) a change of control of Grupo TMM occurs and the party effecting such change of control is a Competitor (as defined in the Marketing and Services Agreement).

AGREEMENT OF ASSIGNMENT AND ASSUMPTION OF RIGHTS, DUTIES AND OBLIGATIONS.

     This agreement is to be entered into by and among Grupo TMM, KCS, and Grupo TFM (a form of which is attached as Exhibit C to the Acquisition Agreement), by which Grupo TMM will assign and transfer to KCS, and KCS will accept and assume, all of Grupo TMM's rights, duties and obligations with respect to the purchase of the Put Shares (defined below) under the Put Agreement described below. KCS shall have the right to designate another party to be the purchaser of the Put Shares, however, no such designation shall relieve KCS of its obligation to pay the purchase price for such Put Shares or to indemnify Grupo TMM or its Affiliates.

     According to the terms of the original share purchase agreement for the Northeast Rail lines and an Agreement, dated June 9, 1997, by and among the Federal Government of the Mexican States, Grupo TFM, Grupo TMM and KCS (the "Put Agreement"), the Mexican government has the right to sell its 20% interest in TFM through a public offering on October 31, 2003 (or prior to October 31, 2003, with the consent of Grupo TFM). If, on October 31, 2003, the Mexican government has not sold all of its capital stock in TFM, Grupo TFM is obligated under the Put Agreement following receipt of notice from the Mexican government to purchase the Mexican government's 20% interest in TFM (the "Put Shares"). In the event that Grupo TFM does not purchase the Put Shares within the sixty-day period following notification by the Mexican government, then Grupo TMM and KCS, are jointly and severally obligated to purchase the Mexican government's remaining interest in TFM. Should the Mexican government cause Grupo TMM to purchase any of the Put Shares, KCS would be obligated to purchase such shares from Grupo TMM.

THE STOCK PURCHASE AGREEMENT

     Pursuant to the terms and conditions of the Stock Purchase Agreement, dated as of April 20, 2003, by and among KCS, Grupo TMM and TFM, on May 9, 2003, KCS purchased from TFM 51% of the outstanding shares of Mexrail, a wholly-owned subsidiary of TFM, for $32,680,000. KCS has an exclusive option until December 31, 2005 to purchase the remaining outstanding shares of Mexrail as of the date of the exercise of the option. KCS has deposited the initial purchased shares of Mexrail into an irrevocable voting trust pending obtaining approval by the STB of KCS's request to exercise common control over KCSR, Gateway Eastern and Tex-Mex. Tex-Mex is a wholly-owned subsidiary of Mexrail.

REPURCHASE RIGHT

     TFM has a right to repurchase all of the shares of Mexrail capital stock acquired by KCS at any time for the purchase price paid by KCS, subject to any STB orders or directions. Upon any such repurchase, the Stock Purchase Agreement automatically terminates. If not exercised within two years of the date of the Stock Purchase Agreement, TFM's repurchase right expires.

TERMINATION

     The Stock Purchase Agreement may be terminated as follows:

     o KCS may terminate the Stock Purchase Agreement by written notice to Grupo TMM and TFM at any time prior to the Initial Closing in the event Grupo TMM or TFM has breached any material representation, warranty or covenant contained in the Stock Purchase Agreement in any material way and has continued without cure for a period of 30 days after notice of the breach; and

     o Grupo TMM and TFM may terminate the Stockholders Agreement by written notice to KCS at any time prior to the Initial Closing in the event KCS has breached any material representation, warranty or covenant contained in the Stock Purchase Agreement in any material way and has continued without cure for a period of 30 days after notice of the breach.

INDEMNIFICATION

     Grupo TMM and TFM have jointly and severally agreed to indemnify KCS from and against all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses ("Adverse Consequences") KCS may suffer through and after the date of the claim for indemnification
(including any Adverse Consequences KCS may suffer after the end of any applicable survival period) resulting from, arising out of, or caused by the breach by either Grupo TMM or TFM of any of its representations, warranties or covenants. The obligation of Grupo TMM and TFM to indemnify KCS for any breach of representation or warranty shall be limited to 51% of the Adverse
Consequences  and  then  only  to the  extent  that  such  51%  of  the  Adverse
Consequences aggregating $2 million or more. This limitation is not applicable to any Adverse Consequences arising out of or resulting from any action or omission on the part of Grupo TMM or TFM or any of their respective affiliates that involve a crime, fraud, willful misconduct or gross negligence.

     KCS has agreed to indemnify Grupo TMM or TFM from and against the entirety of any Adverse Consequences that Grupo TMM or TFM may suffer through and after the date of the claim for indemnification (including any Adverse Consequences Grupo TMM or TFM may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach.

REGULATORY MATTERS

     As discussed in "--Summary of the Acquisition Agreement and Related Agreements--The Acquisition Agreement" and "--Summary of the Acquisition Agreement and Related Agreements--The Stock Purchase Agreement" above, certain regulatory approvals and filings are required in connection with the closing of the Acquisition. The following actions have occurred to date:

     o KCS's solicitation for permission as a foreign investor to control TFM, through Grupo TFM, was filed with the Mexican National Foreign Investments Commission on April 25, 2003. KCS expects a decision from the Foreign Investments Commission by the end of July 2003;

     o KCS's Notification with respect to the acquisition of the Grupo TFM shares from Multimodal was filed with the Mexican Competition
          Commission on April 21, 2003. KCS has received formal written notice that the Mexican Competition Commission has approved the proposed consolidation, without conditions;

     o    TFM  formerly   notified   the   Secretary   of   Communications   and
          Transportation of the proposed transactions on May 2, 2003;

     o    Grupo TMM is continuing to pursue obtaining bondholder consents;

     o KCS filed with the STB on May 13, 2003 a Railroad Control Application, seeking permission to exercise common control over KCSR, Gateway Eastern and Tex-Mex. On June 9, 2003, the STB issued its decision, effective June 13, 2003, finding that the transaction proposed in KCS's application is a "minor transaction" under 49 CFR 1180.2(c), although KCS is required to supplement its application as discussed in the decision. As stated in the decision, by June 23, 2003, KCS must supplement its application to address some of the implications of KCS's acquisition of control of TFM. KCS filed the supplement on June 23, 2003. The STB also outlined a procedural schedule for consideration of KCS's application to exercise common control over KCSR, Gateway Eastern and Tex-Mex. The STB decision set October 17, 2003 as the date by which it will issue its final decision on the merits of the application;

     o    KCS filed its Hart-Scott-Rodino notification on May 19, 2003.

REQUIREMENT FOR STOCKHOLDER APPROVAL

     KCS's listing application with the NYSE requires stockholder approval for the issuance of KCS Common Stock, or of securities convertible into or exercisable for Common Stock, that represents in the aggregate more than 20% of the issued and outstanding shares of KCS Common Stock. In addition, the listing application requires stockholder approval for the issuance of securities to a "substantial stockholder" of KCS.

     As of March 31, 2003, 61,631,987 shares of Common Stock were issued and outstanding. At the closing of the Acquisition Agreement, Multimodal will acquire 18,000,000 shares of Class A Convertible Common Stock, which represents more than 20% of the issued and outstanding shares of Common Stock on a fully diluted basis, and Multimodal will become a substantial stockholder of KCS. In addition, KCS, at its option, may elect to pay up to $80 million of the $200 million cash consideration for the Grupo TFM shares by delivering a number of shares of Common Stock or Class A Convertible Common Stock determined by dividing the amount that KCS elects to pay other than in cash by $12.50.
Assuming KCS elects to pay $80 million in this manner, KCS would deliver an additional 6,400,000 shares. KCS will also issue up to 2,625,000 shares of restricted Common Stock pursuant to the Consulting Agreement entered into in connection with the transactions contemplated by the Acquisition Agreement.

REQUIRED VOTE AND BOARD OF DIRECTORS' RECOMMENDATION

     In accordance with the Delaware Corporation Law and KCS's Restated Certificate of Incorporation, approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Voting Stock present in person or represented by proxy at the Special Meeting and that are entitled to vote on the proposal, assuming a quorum is present.

                       YOUR BOARD RECOMMENDS THAT YOU VOTE
                                      "FOR"
                        PROPOSAL 4 - PROPOSED ISSUANCE OF
                CLASS A CONVERTIBLE COMMON STOCK AND COMMON STOCK

                             SELECTED FINANCIAL DATA

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF KCS (DOLLARS IN MILLIONS, EXCEPT PER SHARE AND RATIO DATA)

     The following table sets forth selected consolidated financial data for KCS and certain subsidiaries and affiliates. The statement of income data for the years ended December 31, 2000, 2001 and 2002 and the balance sheet data as of December 31, 2000, 2001 and 2002 have been derived from KCS's audited financial statements which are incorporated by reference in this proxy statement. The statement of income data for the years ended December 31, 1998 and 1999 and the balance sheet data as of December 31, 1998 and 1999 have been derived from KCS's audited financial statements, none of which are included in this proxy statement. The statement of income data for the three-month periods ended March 31, 2002 and 2003 and the balance sheet data as of March 31, 2002 and 2003 have been derived from KCS's unaudited financial statements, which have been incorporated by reference in this proxy statement. The unaudited balance sheet data and statement of income data as of and for the three-month periods ended March 31, 2002 and 2003 include all adjustments, consisting only of normal, recurring adjustments, which management considers necessary for a fair presentation of the financial position and results of operations of KCS as of such date and for such periods. Operating results for the three months ended March 31, 2003 are not necessarily indicative of results that may be expected for the entire year or for any future period. All periods presented reflect the 1-for-2 reverse Common Stock split to stockholders of record on June 28, 2000 paid July 12, 2000. All of the summary data presented below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements of KCS and other financial information included elsewhere or incorporated by reference in this proxy statement.


                                      Three Months
                                        March 31,                                   Year Ended December 31,
                               -------------------------    ----------------------------------------------------------------
                                     (unaudited)
                                 2003           2002             2002          2001          2000         1999           1998
                                 ----           ----             ----          ----          ----         ----           ----
Revenues                        $   140.2     $   143.9     $   566.2     $   583.2     $   578.7     $  609.0       $   620.0

Equity in net earnings
(losses) from unconsolidated
affiliates - continuing         $     7.0     $     4.9     $    43.4     $    27.1     $    22.1     $    5.2       $    (2.9)
operations

Income from continuing
operations (i)                  $ 4.7(ii)     $    11.7     $    57.2     $ 31.1(iii)   $    16.7     $   10.2       $    38.0


Income from continuing
operations per common share:
     Basic                      $    0.08     $    0.20     $    0.94     $    0.53     $    0.29     $    0.18      $    0.69
     Diluted                         0.08          0.19          0.91          0.51          0.28          0.17           0.67

Total Assets (iv)               $ 2,027.5     $ 1,999.9     $ 2,008.8     $ 2,010.9     $ 1,944.5     $ 2,672.0      $ 2,337.0

Total Debt                      $   581.7     $   627.9     $   582.6     $   658.4     $   674.6         760.9      $   836.3

Cash dividends per common
share                           $     ---     $     ---     $     ---     $     ---     $     ---     $    0.32      $    0.32

Ratio of earnings to fixed
charges (v)                           ---(vi)       1.6x          1.3x          1.1x          1.0x         1.2x           1.9x

(i) Income from continuing operations for the years ended December 31, 2002, 2001 and 2000 include certain unusual costs and expenses and other income as further described in Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operation--Results of Operations," in KCS's Annual Report on Form 10-K for the year ended December 31, 2002, which is incorporated by reference in this proxy statement. These costs include MCS implementation related costs, benefits received from the settlement of certain legal and insurance claims, severance costs and expenses associated with legal verdicts against KCS, gain recorded on the sale of operating property, among others. Other non-operating income includes gains recorded on sale of non-operating properties and investments. For the year ended December 31, 1999, income from continuing operations includes unusual costs and expenses related to facility and project closures, employee separations and related costs, labor and personal injury related issues.

(ii) Income from continuing operations for the three months ended March 31, 2003 does not include a favorable after-tax benefit of $8.9 million relating to the cumulative effect of an accounting change arising from a required change in the method of accounting for removal costs of certain track structure assets.

(iii)Income from continuing operations for the year ended December 31, 2001 excludes a charge for the cumulative effect of an accounting change of $0.4 million (net of income taxes of $0.2 million). This charge reflects KCS's adoption of Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" effective January 1, 2001.

(iv) The total assets presented herein as of December 31, 1999 and 1998 include the net assets of Stilwell Financial Inc. of $814.6 million and $540.2 million, respectively. Due to the spin-off of Stilwell Financial Inc. on July 12, 2000, the total assets as of December 31, 2002, 2001 and 2000 do not include the net assets of Stilwell Financial Inc.

(v) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose "earnings" represent the sum of (i) pretax income from continuing operations adjusted for income (loss) from unconsolidated affiliates, (ii) fixed charges, (iii) distributed income from unconsolidated affiliates and (iv) amortization of capitalized interest, less capitalized interest. "Fixed charges" represent the sum of
     (i) interest expensed, (ii) capitalized interest, (iii) amortization of deferred debt issuance costs and (iv) one-third of our annual rental expense, which management believes is representative of the interest component of rental expense.

(vi) The ratio of earnings to fixed charges would have been 1:1 if a deficiency of $3.4 million was eliminated.

SELECTED HISTORICAL COMBINED AND CONSOLIDATED FINANCIAL DATA OF GRUPO TFM (AMOUNTS IN MILLIONS OF DOLLARS, EXCEPT PER SHARE AMOUNTS)

     The following table sets forth selected combined and consolidated financial data for Grupo TFM and subsidiaries. The statement of income data for the years ended December 31, 2000, 2001 and 2002 and the balance sheet data as of December 31, 2001 and 2002 have been derived from Grupo TFM's audited financial statements filed as Exhibit 99.3 to KCS's Form 10-K for the year ended December 31, 2002 and incorporated by reference in this proxy statement. The statement of income data for the three-month periods ended March 31, 2002 and 2003 and the balance sheet data as of March 31, 2002 and 2003 have been derived from Grupo TFM's unaudited financial statements as provided to KCS. The statement of income data for the years ended December 31, 1998 and 1999 and the balance sheet data as of December 31, 1998, 1999 and 2000 have been derived from Grupo TFM's audited financial statements, none of which are included in this proxy statement. Operating results for the three months ended March 31, 2003 are not necessarily indicative of results that may be expected for the entire year or for any future period. Financial information in the table below for Grupo TFM is reported under U.S. GAAP.

                                       Three Months
                                        March 31,                             Year Ended December 31,
                               -------------------------  -------------------------------------------------------------
                                      (unaudited)
                                   2003         2002           2002         2001        2000         1999         1998
                                   ----         ----           ----         ----        ----         ----         ----

Revenues                       $   168.5    $   170.8     $   712.1    $   720.6   $   695.4    $   574.6    $   479.5

Operating income               $    31.8    $    35.8     $   171.5    $   199.5   $   145.1    $   116.2    $    66.2

Net income per share           $    1.98    $    1.44     $   12.23    $    7.31   $    4.32    $    0.25    $    0.18

Total assets                   $ 2,342.7    $ 2,290.5     $ 2,326.5    $ 2,272.2   $ 2,130.4    $ 2,109.5    $ 2,163.6

Long-term debt                 $   977.5    $   583.0     $ 1,002.7    $   570.9   $   811.3    $   664.4    $   741.8

Long-term portion of capital
lease obligations              $     1.8    $     2.1     $     1.9    $     2.1   $     ---    $     4.2    $    14.7

Cash dividends per common            ---          ---           ---         ---          ---          ---          ---
  share

            UNAUDITED PRO FORMA SELECTED CONSOLIDATED FINANCIAL DATA

FOR THE THREE MONTHS ENDED MARCH 31, 2003 (DOLLARS IN MILLIONS, EXCEPT PER SHARE
DATA)

The following summarizes pro forma selected consolidated financial data of KCS assuming the transaction acquiring a controlling interest in Grupo TFM had been completed as of January 1, 2003 for income statement purposes and as of March 31, 2003 for balance sheet purposes.

                                                                       PRO FORMA
                                                                      ADJUSTMENTS
                                                                      ------------
                                   KCS           CONSOLIDATED                                 PRO
                                HISTORICAL        GRUPO TFM       DEBIT       CREDIT         FORMA
                                ----------        ---------       -----       ------         -----

Revenues                       $   140.2        $   168.5                                  $  308.7

Equity in net earnings
(losses) from unconsolidated
affiliates - continuing        $     7.0                        $   6.9(i)                 $    0.1
operations

Income from continuing
operations                     $     4.7        $    18.7       $   7.6          --        $   15.8


Income from continuing
operations per common share:
     Basic (ii)                $    0.08              ---                                  $    0.17
     Diluted (iii)                  0.08              ---                                  $    0.17

Total Assets                   $ 2,027.5        $ 2,342.7       $ 233.9       $596.2       $ 4,007.9

Total Debt                     $   581.7        $ 1,016.2                                  $ 1,597.9

Cash dividends per common
share                          $     ---        $     ---                                  $     ---

Book value per common
share (iv)                     $   12.42              ---                                  $   12.16


(i) Assuming the contemplated transaction would have been consummated on January 1, 2003, KCS would have consolidated earnings of Grupo TFM and accordingly, the equity in earnings of Grupo TFM would be eliminated.

(ii) For the pro forma income from continuing operations per common share, the weighted average basic shares are calculated beginning with KCS historical average basic shares of 61,427,000 for the three months ended March 31, 2003, plus 18,000,000 assumed shares to be issued under the Acquisition Agreement. This does not take into account the up to 6,400,000 shares which could be issued, at KCS's option, in lieu of a portion of the $200 million cash payment for the Grupo TFM shares, or the up to 2,625,000 shares that could be issued under the Consulting Agreement.

(iii)For the pro forma income from continuing  operations per common share,  the weighted average diluted shares are calculated beginning with KCS historical average diluted shares of 62,863,000 for the three months ended March 31, 2003, plus 18,000,000 assumed shares to be issued under the Acquisition Agreement, plus 13,389,121 shares assuming full conversion of the Series C Preferred Stock into Common Stock utilizing a conversion rate of 33.4728 shares of Common Stock for each share of Series C Preferred Stock. This does not take into account the up to 6,400,000 shares which could be issued, at KCS's option, in lieu of a portion of the $200 million cash payment for the Grupo TFM shares, or the up to 2,625,000 shares that could be issued under the Consulting Agreement.

(iv) Book value per common share was calculated using the pro forma total of common stockholders' equity divided by the pro forma number of common shares outstanding.

            UNAUDITED PRO FORMA SELECTED CONSOLIDATED FINANCIAL DATA

FOR THE YEAR ENDED  DECEMBER  31, 2002  (DOLLARS IN  MILLIONS,  EXCEPT PER SHARE
DATA)

The following summarizes pro forma selected consolidated financial data of KCS assuming the transaction acquiring a controlling interest in Grupo TFM had been completed as of January 1, 2002.

                                                                      PRO FORMA
                                                                     ADJUSTMENTS
                                                                     -----------
                                   KCS           CONSOLIDATED                                   PRO
                                HISTORICAL        GRUPO TFM       DEBIT         CREDIT         FORMA
                                ----------       -----------      -----         ------         -----
Revenues                        $  566.2         $   712.1                                  $ 1,278.3

Equity in net earnings
(losses) from unconsolidated
affiliates - continuing         $   43.4               ---      $  45.8(i)                  $    (2.4)
operations

Income from continuing
operations                      $   57.2(ii)     $   137.4      $  51.2            -        $   143.4


Income from continuing
operations per common share:
     Basic (iii)                $   0.94                                                    $    1.72
     Diluted (iv)                   0.91                                                    $    1.53

Cash dividends per common
share                           $    ---         $     ---      $   ---      $   ---        $     ---

(i) Assuming the contemplated transaction would have been consummated on January 1, 2002, KCS would have consolidated earnings of Grupo TFM and accordingly, the equity in earnings of Grupo TFM would be eliminated.

(ii) Income from continuing operations for the year ended December 31, 2002 includes certain unusual costs and expenses and other income as further described in Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operation--Results of Operations," in KCS's Annual Report on Form 10-K for the year ended December 31, 2002, which is incorporated by reference in this proxy statement. These costs include MCS implementation related costs, benefits received from the settlement of certain legal and insurance claims, severance costs and expenses associated with legal verdicts against KCS, gain recorded on the sale of operating property, among others. Other non-operating income includes gains recorded on sale of non-operating properties and investments.

(iii)For the pro forma income from continuing operations per common share, the weighted average basic shares are calculated beginning with KCS historical average basic shares of 60,336,000 for the year ended December 31, 2002, plus 18,000,000 assumed shares to be issued under the Acquisition Agreement. This does not take into account the up to 6,400,000 shares which could be issued, at KCS's option, in lieu of a portion of the $200 million cash payment for the Grupo TFM shares, or the up to 2,625,000 shares that could be issued under the Consulting Agreement.


(iv) For the pro forma income from continuing  operations per common share,  the weighted average diluted shares are calculated beginning with KCS historical average diluted shares of 62,138,000 for the year ended December 31, 2002, plus 18,000,000 assumed shares to be issued under the Acquisition Agreement, plus 13,389,121 shares assuming full conversion of the Series C Preferred Stock into Common Stock utilizing a conversion rate of 33.4728 shares of Common Stock for each share of Series C Preferred Stock. This does not take into account the up to 6,400,000 shares which could be issued, at KCS's option, in lieu of a portion of the $200 million cash payment for the Grupo TFM shares, or the up to 2,625,000 shares that could be issued under the Consulting Agreement.

                         PRO FORMA FINANCIAL STATEMENTS

The following summarizes selected pro forma financial information of KCS assuming the transaction acquiring a controlling interest in Grupo TFM had been completed as of March 31, 2003.

                              KANSAS CITY SOUTHERN
                             ---------------------
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                 ----------------------------------------------
                              AS OF MARCH 31, 2003
                              --------------------
                  (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
                  --------------------------------------------
                                   (UNAUDITED)
                                   ----------
                                                                                                  PRO FORMA
                                                                                                ADJUSTMENTS
                                                           KCS          CONSOLIDATED            -----------                 PRO
                                                        HISTORICAL       GRUPO TFM        DEBIT            CREDIT          FORMA
                                                       ------------     ------------      -----            ------          -----
ASSETS:
Current Assets:
  Cash and cash equivalents                                 $  64.0         $  44.2        $ 193.0(4)       $200.0(4)      $ 101.2
  Accounts receivable, net                                    108.8           183.0                            3.0(11)       288.8
  Inventories                                                  36.3            21.6                                           57.9
  Other current assets                                         19.0            19.3                                           38.3
                                                       ------------     -----------    -----------      ----------     -----------
                                                              228.1           268.1          193.0           203.0           486.2
                                                       ------------     -----------    -----------      ----------     -----------

Investments                                                   430.3             7.6                          386.8(1)         51.1
Concession rights and related assets                              -         1,205.6           40.9(2,7,        6.4(2,3)    1,240.1
Properties, net                                             1,339.8           635.7                10)                     1,975.5
Goodwill                                                       10.6               -                                           10.6
Deferred income taxes and employees statutory
 profit sharing                                                   -           224.1                                          224.1
Other assets                                                   18.7             1.6                                           20.3

                                                       ------------     -----------    -----------      ----------     -----------
TOTAL ASSETS                                               $2,027.5        $2,342.7        $ 233.9          $596.2        $4,007.9
                                                       ============     ===========    ===========      ==========     ===========


LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
  Debt due within one year                                  $  10.0         $  36.9                                        $  46.9
  Accounts and wages payable and accrued liabilities          177.5           135.7            3.0(11)                       310.2
                                                       ------------     -----------    -----------      ----------     -----------
TOTAL CURRENT LIABILITIES                                     187.5           172.6            3.0               -           357.1
                                                       ------------     -----------    -----------      ----------     -----------

OTHER LIABILITIES:
  Long-term debt                                              571.7           979.3                                        1,551.0
  Deferred income taxes                                       392.9               -                           12.7(10)       405.6
  Other deferred credits                                      103.7            38.2            6.4(3)                        135.5
                                                       ------------     -----------    -----------      ----------     -----------
TOTAL OTHER LIABILITIES                                     1,068.3         1,017.5            6.4            12.7         2,092.1
                                                       ------------     -----------    -----------      ----------     -----------

MINORITY INTEREST                                                 -           351.7              -            39.6(16)       391.3
                                                       ------------     -----------    -----------      ----------     -----------

STOCKHOLDERS' EQUITY
  Preferred stock                                               6.1               -                                            6.1
  Redeemable cumulative convertible perpetual
     preferred stock                                              -               -              -             0.4(6)          0.4
  Common / capital stock                                        0.6           807.0          807.0(5)            -             0.6
  New issue, non-voting common, $. 01 par                         -               -              -             0.2(6)          0.2
  Treasury shares and effect on purchase of subsidiary
     shares                                                       -          (222.0)             -           222.0(5)            -
  Retained earnings                                           767.1           215.9          215.9(5)         90.2(6)        857.3
  Capital surplus                                                 -               -              -           304.9(6)        304.9
  Accumulated other compehensive loss                          (2.1)              -                                           (2.1)
                                                       ------------     -----------    -----------      ----------     -----------
Total stockholders' equity                                    771.7           800.9        1,022.9           617.7         1,167.4
                                                       ------------     -----------    -----------      ----------     -----------
                                                       ------------     -----------    -----------      ----------     -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $2,027.5        $2,342.7       $1,032.3          $670.0        $4,007.9
                                                       ============     ===========    ===========      ==========     ===========

See Notes to proforma consolidated condensed financial statements

The following summarizes selected pro forma financial information of KCS assuming the transaction acquiring a controlling interest in Grupo TFM had been completed as of January 1, 2003

                              KANSAS CITY SOUTHERN
                             ---------------------
                PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT
                -------------------------------------------------
                   FOR THE THREE MONTHS ENDED MARCH 31, 2003
                   -----------------------------------------
                  (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
                  --------------------------------------------
                                   (UNAUDITED)
                                   -----------

                                                                                                  PRO FORMA
                                                                                                 ADJUSTMENTS
                                                              KCS        CONSOLIDATED            -----------             PRO
                                                          HISTORICAL      GRUPO TFM        DEBIT         CREDIT         FORMA
                                                          ----------     ------------      -----         ------         -----

REVENUES                                                 $   140.2       $   168.5                                  $   308.7

Costs and expenses                                           117.5           115.7            0.9(14)                   234.1
Depreciation and amortization                                 15.9            21.0            0.3(15)                    37.2
                                                         ---------       ---------     ----------      ---------    ---------
OPERATING INCOME                                               6.8            31.8            1.2              -         37.4

Equity in net earnings of unconsolidated affiliates:
    Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.    6.9               -            6.9(8)                        -
    Other                                                      0.1               -                                        0.1
Interest expense                                             (11.5)          (27.5)                                     (39.0)
Other income (expense)                                         1.3            (8.6)                                      (7.3)
                                                         ---------       ---------     ----------      ---------    ---------
Income (loss) before income taxes and accounting change        3.6            (4.3)           8.1              -         (8.8)
Income tax provision (benefit)                                (1.1)          (23.0)          (0.5)(10)         -        (24.6)
                                                         ---------       ----------    ----------      ---------    ----------

INCOME BEFORE MINORITY INTEREST AND ACCOUNTING CHANGE          4.7            18.7            7.6              -         15.8
CUMULATIVE EFFECT OF ACCOUNTING CHANGE, NET OF TAX             8.9               -              -              -          8.9
MINORITY INTEREST                                                -            (3.7)           0.7(16)                    (4.4)
                                                         ---------       ---------     ----------      ---------    ----------

NET INCOME                                               $    13.6       $    15.0     $      8.3      $       -    $    20.3
                                                         ---------       ---------     ----------      ---------    ----------

BASIC EARNINGS PER COMMON SHARE                             $ 0.22                                                  $    0.23(12)
                                                         =========                                                  =========

Basic Weighted Average Common shares outstanding (IN
THOUSANDS)                                                  61,427                                                      79,427(13)
                                                         ---------                                                  ----------

DILUTED EARNINGS PER COMMON SHARE                        $    0.22                                                  $     0.21(12)
                                                         =========                                                  ==========

Diluted Weighted Average Common shares outstanding (IN
THOUSANDS)                                                  62,863                                                      94,252(13)
                                                         ---------                                                  ----------


See Notes to proforma consolidated condensed financial statements

The following summarizes selected pro forma financial information of the Registrant assuming the transaction acquiring a controlling interest in Grupo TFM had been completed as of January 1, 2002


                             KANSAS CITY SOUTHERN
                             ---------------------
               PRO FORMA CONSOLIDATED CONDENSED INCOME STATEMENT
               -------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 2002
                     ------------------------------------
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
                 --------------------------------------------
                                   (UNAUDITED)
                                   -----------

                                                                                               PRO FORMA
                                                                                              ADJUSTMENTS
                                                               KCS        CONSOLIDATED         -----------              PRO
                                                           HISTORICAL      GRUPO TFM        DEBIT       CREDIT          FORMA
                                                           ----------     ------------      -----       ------          -----

REVENUES                                                   $   566.2      $   712.1                                   $ 1,278.3
Costs and expenses                                             456.8          457.6         3.4(14)                       917.8
Depreciation and amortization                                   61.4           83.0         1.0(15)                       145.4
                                                           ---------      ---------      ----------     --------      ---------
OPERATING INCOME                                                48.0          171.5         4.4              -            215.1

Equity in net earnings (losses) of unconsolidated
affiliates:
    Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.     45.8             -         45.8(8)                            -
    Other                                                       (2.4)            -                                         (2.4)
Gain on sale of Mexrail, Inc.                                    4.4             -          4.4(9)                            -
Interest expense                                               (45.0)        (95.8)                                      (140.8)
Debt retirement costs                                           (4.3)           -                                          (4.3)
Other income (expense)                                          17.6         (29.8)                                       (12.2)
                                                           ---------      --------       ---------     --------       ---------
Income before income taxes                                      64.1          45.9         54.6              -             55.4
Income tax provision (benefit)                                   6.9         (91.5)        (3.4)(10)         -            (88.0)
                                                           ---------      --------       ---------     --------       ---------
INCOME BEFORE MINORITY INTEREST                                 57.2         137.4         51.2              -            143.4
MINORITY INTEREST                                                  -         (27.3)        17.0(16)          -            (44.3)
                                                           ---------      --------       ---------     --------       ---------
NET INCOME                                                 $    57.2      $  110.1       $ 68.2        $     -        $    99.1
                                                           ---------     --------       ----------    ---------      ---------
BASIC EARNINGS PER COMMON SHARE                            $    0.94                                                  $    1.15(12)
                                                           =========                                                 =========
Basic Weighted Average Common shares outstanding (IN          60,336                                                     78,336(13)
  THOUSANDS)                                               ---------                                                 ---------

DILUTED EARNINGS PER COMMON SHARE                          $    0.91                                                  $    1.06(12)
                                                           =========                                                 =========
 Diluted Weighted Average Common shares outstanding (IN
THOUSANDS)                                                    62,318                                                     93,707(13)
                                                           ---------                                                 ---------


See Notes to proforma consolidated condensed financial statements

                              KANSAS CITY SOUTHERN
         NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


INTRODUCTORY NOTE:
Kansas City Southern ("the Company") and Grupo TMM, S.A. ("TMM") announced a series of transactions that have been approved by both respective boards of directors that will, upon closing, place The Kansas City Southern Railway Company ("KCSR"), the Texas Mexican Railway Company ("Tex-Mex") and TFM, S.A. de C.V. ("TFM") under the common control of a single transportation holding company, NAFTA Rail. Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM") holds an 80% interest in TFM, which held a 100% interest in Mexrail, Inc ("Mexrail"). Mexrail wholly-owns Tex-Mex.

The Company, upon obtaining shareholder approval, will change its name to NAFTA Rail, which will be traded on the New York Stock Exchange.

Under the terms of the agreement, TMM Multimodal, S.A. de C.V., a subsidiary of TMM, will receive 18 million shares of NAFTA Rail representing approximately 22% (20% voting, 2% subject to voting restrictions) of NAFTA Rail outstanding shares, $200 million in cash and potential additional payments of between $100 and $180 million in the event of the favorable resolution of certain contingencies relating to TFM's VAT dispute with the Mexican government. The accompany pro forma financial statements do not give effect to any such contingent payments. The Company will account for the acquisition of TMM's interest in Grupo TFM as a purchase.

The attached pro forma consolidated condensed financial statements reflect the effect of the various transactions necessary to consummate the agreements as if the transaction had occurred on January 1, 2002 for income statement purposes for the year ended December 31, 2002, on January 1, 2003 for income statement purposes for the three months ended March 31, 2003 and as of March 31, 2003 for balance sheet purposes. The historical amounts for the Company and Grupo TFM as of and for the three months ended March 31, 2003 were derived from such unaudited financial statements of the Company and Grupo TFM. The historical amounts for the year ended December 31, 2002 were derived from such audited financial statements of the Company and Grupo TFM. These pro forma financial statements are not necessarily indicative of the financial position or results of operations that would have been achieved had the transactions been consummated on the dates indicated.


NOTE 1:  REMOVAL OF THE EQUITY  INVESTMENT IN GRUPO TFM
-------------------------------------------------------

As a result of the Grupo TFM acquisitions, the Company will acquire a controlling interest in Grupo TFM, resulting in the consolidation of Grupo TFM's balance sheet into NAFTA Rail. Accordingly, the equity investment as of March 31, 2003 reflected on the Company's consolidated condensed balance sheet would be removed.

NOTE 2: CREATION OF IDENTIFIABLE INTANGIBLE ASSETS
--------------------------------------------------

Additional identifiable intangibles or goodwill may result from the Grupo TFM acquisition. The current value of the consideration to obtain a controlling interest in Grupo TFM exceeds the current book value of the underlying net assets by approximately $14.3 million, which is reflected on the consolidated condensed pro forma balance sheet as an addition to concession assets. The Company has not completed a fair value appraisal or any associated allocation of excess purchase price to the fair value of tangible assets as of this date. At the time those processes are completed, the allocation of the purchase price could change and may include certain identifiable intangibles assets, such as customer contracts, customer relationships or similar items. For purposes of these pro forma financial statements the Company has assumed the difference in value will be assigned to concession assets.

NOTE 3:  RECOGNITION OF THE DEFERRED GAIN ON THE SALE OF MEXRAIL
----------------------------------------------------------------

On April 1, 2002, the Company sold its 49% interest in Mexrail to TFM resulting in a pre-tax gain of $4.4 million, which was reported in the Company's
Consolidated Statement of Income for the year ended December 31, 2002. In addition, the transaction resulted in the recognition of a deferred gain, of which $6.4 million remained unamortized as of March 31, 2003. Assuming the transaction contemplated had occurred on March 31, 2003, the remaining unamortized gain on the April 2002 Mexrail transaction would be removed from the Company's long-term liabilities and reflected with an offsetting adjustment to concession assets as part of the transaction. Also see notes 2 and 9.

NOTE 4:  TRANSACTION FINANCING
------------------------------

As described above, part of the transaction consideration includes a payment of $200 million. This payment may be made by the Company, at its option, in a combination of additional common stock issuance to TMM and cash. For purposes of these pro forma financial statements the Company has assumed that the entire payment of $200 million will be made in cash with a combination of the net proceeds of the sale of 4.25% redeemable cumulative convertible perpetual preferred stock of approximately $193.0 million, completed in April 2003, and $7.0 million of the Company's available cash. The pro forma financial statements presented herein reflect the effect of these transactions. Also see Note 6.

NOTE 5:  ELIMINATION OF GRUPO TFM STOCKHOLDERS' EQUITY
------------------------------------------------------

As a result of NAFTA Rail obtaining a controlling interest in Grupo TFM, its assets and liabilities would be consolidated with NAFTA Rail. Accordingly, Grupo TFM's stockholders' equity amounts would be eliminated in the consolidation process.

NOTE 6:  ISSUANCE OF NEW SECURITIES
-----------------------------------

As noted above, TMM will receive as consideration for the transaction 18 million shares of NAFTA Rail. This pro forma adjustment reflects the addition to stockholders' equity of a total of $202.7 million of equity based upon 18 million common shares as part of the initial agreement and assuming a stock price of $11.26 per share. The assumed stock price was derived by averaging the closing price of the Company's common stock five days before and five days after the announcement of the transaction on April 21, 2003. The total allocation of the new capital is $0.2 million, which is comprised of 18 million shares of new non-voting common stock with a par value of $.01 per share and $202.5 million, which is reflected as capital surplus representing the value of the stock issued in excess of par value.

In April 2003, the Company issued 400,000 shares of $1.00 par value 4.25% redeemable cumulative convertible perpetual preferred stock resulting in net proceeds of approximately $193.0 million (net of fees of $7.0 million). This transaction is reflected in the accompanying pro forma consolidated condensed balance sheet as new capital of $0.4 million, retained earnings of $90.2 million and capital surplus of $102.4 million.

NOTE 7:  ELIMINATION OF EQUITY BASIS DIFFERENCE IN GRUPO TFM
------------------------------------------------------------

The Company's share of Grupo TFM's underlying net assets utilizing the Company's current ownership percentage of approximately 46.6% was $372.9 million as compared to the amount recorded as an investment as of March 31, 2003 of approximately $386.8 million. This difference in basis, $13.9 million, results from a number of factors the most significant of which is the changing ownership interest in Grupo TFM, which produced a difference in investment basis that occurred when TFM acquired the Mexican Government's 24.6% interest in Grupo TFM during 2002. This basis difference would have been amortized over time, however, due to the contemplated transaction wherein the Company will obtain a controlling interest in Grupo TFM, the remaining basis difference will be reflected in the allocation of purchase price to Grupo TFM's assets and liabilities at the date of the transaction. The pro forma financial statements as stated herein recognize the elimination of this basis difference as an addition to concession assets on the consolidated condensed balance sheet. See
Note 2.

NOTE 8: ELIMINATION OF EQUITY EARNINGS FROM GRUPO TFM
-----------------------------------------------------

Assuming the contemplated transaction would have been consummated on January 1, 2002 or January 1, 2003, the Company would have consolidated earnings of Grupo TFM and accordingly, the equity in earnings of Grupo TFM would be eliminated.

NOTE 9: ELIMINATION OF THE GAIN ON THE SALE OF MEXRAIL
------------------------------------------------------

In April 2002, the Company sold to Grupo TFM its 49% interest in Mexrail. Assuming the contemplated transaction would have occurred as of January 1, 2002, the sale of Mexrail to Grupo TFM would not have occurred and accordingly, the associated gain would not have been recorded. The pro forma income statement for the year ended December 31, 2002 for Grupo TFM has been adjusted to reflect Mexrail as a consolidated subsidiary effective January 1, 2002.

NOTE 10: PROVISION FOR INCOME TAXES / DEFERRED INCOME TAXES
-----------------------------------------------------------

The pro forma consolidated condensed income statement reflects the income tax impacts of the pro forma adjustments utilizing an effective income tax rate of 38.25%, but excluding any consideration of the equity earnings of Grupo TFM, since the Company has not previously provided a tax provision on these amounts.

In addition, the recognition of additional identifiable intangible assets in the form of concession assets creates an additional deferred tax liability associated with those assets. The pro forma condensed consolidated balance sheet as of March 31, 2003 recognizes the deferred tax liability of approximately $8.3 million using the effective rate noted above.

NOTE 11: CONSOLIDATION ELIMINATIONS
-----------------------------------

These pro forma adjustments reflect the elimination of intercompany amounts between the Company, Grupo TFM and Mexrail, assuming the three entities were consolidated for financial reporting purposes.

NOTE 12:  COMPUTATION OF EARNINGS PER SHARE
-------------------------------------------

Basic earnings per share for the purposes of the pro forma consolidated condensed income statement reflect pro forma consolidated net income, less dividends on the Company's $25 par perferred stock of approximately $242,000 annually, less dividends on the Company's $.01 par redeemable cumulative convertible perpetual perferred stock of approximately $8.5 million annually, divided by the weighted average outstanding shares as described in Note 13 below.

Diluted  earnings  per share  for the  purposes  of the pro  forma  consolidated condensed income statement reflect pro forma consolidated net income, less dividends on the Company's $25 par perferred stock of approximately $242,000 annually, divided by the weighted average diluted outstanding shares as described in Note 13 below.

NOTE 13:  WEIGHTED AVERAGE SHARES OUTSTANDING
---------------------------------------------

The weighted average basic shares outstanding are calculated beginning with the Company's historical average basic shares of 60,336,000 for the year ended December 31, 2002 and 61,427,000 for the three months ended March 31, 2003, plus 18,000,000 shares assumed to be issued as described in the Note 6 above.

The weighted average diluted shares outstanding are calculated beginning with Company historical average diluted shares of (62,318,000 for the year ended December 31, 2002 and 62,863,000 for the three months ended March 31, 2003) plus 18,000,000 shares assumed to be issued as described in the note 6 above, plus
13,389,121 shares assuming full conversion of the redeemable cumulative convertible perpetual preferred stock into common utilizing a conversion rate of
33.4728 common shares for each share of preferred.

NOTE 14:  CONSULTING AGREEMENT
------------------------------

In connection with the transaction, the Company intends to enter into a consulting agreement with a consulting firm ("Consultant") controlled by Jose Serrano Segovia with an initial term of three years. In consideration of services provided, Consultant will receive an annual fee of $0.6 million in cash, plus 2.1 million shares of restricted common stock of the Company. The restricted stock vests based upon the achievement of certain events as defined in the consulting agreement and or ratably over the term of the agreement in certain circumstances. The pro forma condensed consolidated financial statements herein reflect the effect of these transactions as follows.

The restricted stock will be accounted for as compensation expense based upon the assumed fair market value at date of vesting and expensed in the period the stock vests.

The annual fee is reflected as additional operating costs and expenses of $0.6 million for the year ended December 31, 2002 and approximately $0.2 million for the three months ended March 31, 2003. An initial 750,000 shares of restricted stock vest ratably over the term of the agreement. For purposes of the pro forma statements of income the Company has assumed a calculated value of stock based upon the stock price of $11.26 as noted above. The resulting amount is reflected as compensation expense and amortized on a straight line basis over three years. The additional compensation expense is approximately $2.8 million for the year ended December 31, 2002 and approximately $0.7 million for the three months ended March 31, 2003. The Company recognizes that the prospective accounting for these shares will result in variable accounting treatment and the resulting expense will be dependent upon the Company's stock price at the actual time the stock vests. Since the Company cannot predict the future price of the Company's stock, the pro forma adjustments assume the stock price as noted above.

The consulting agreement provides for additional vesting of restricted stock in increments of 525,000, 125,000 and 700,000 shares depending on the achievement of certain events ("contingent shares"). These events include the completion of an agreement with TFM labor unions and events related to the VAT tax issue. While the Company cannot predict the ultimate timing of achievement of these events and thus pro forma their effect on the adjusted financial statements, the Company would intend to record compensation expense at the time these shares vest and at the fair value at that time. No adjustments for these contingent shares have been made in the attached pro forma financial statements due to the uncertainty of their realization and vesting.

NOTE 15: AMORTIZATON OF IDENTIFIABLE INTANGIBLES - CONCESSION ASSETS
--------------------------------------------------------------------

The transactions as described above result in a net addition to concession assets of approximately $40.9 million. For purposes of the pro forma income statements presented herein, this balance is amortized over the remaining amortizable life of the concession assets of 33 years. This results in additional amortization expense of approximately $1.0 million for the year ended December 31, 2002 and approximately $0.3 million for the three months ended March 31, 2003.

NOTE 16:MINORITY INTEREST
-------------------------

As previously reported, TFM repurchased the Mexican Government's 24.6% interest in Grupo TFM in June 2002. Since the purchase of the Mexican Government 24.6% interest was completed by Grupo TFM's subsidiary, TFM, and the fact that the Mexican Government also continues to maintain a 20% minority interest in TFM, the Mexican Government retained an indirect 4.9448% minority interest in Grupo TFM through its ownership of TFM. The pro forma adjusting entries to minority interest reflect the continuing indirect minority ownership in Grupo TFM by the Mexican Government for the periods indicated. For the pro forma condensed consolidated balance sheet as of March 31, 2003 an additional $39.6 million of minority interest was added to the pro forma balances representing 4.9448% of Grupo TFM's net assets. For the pro forma condensed consolidated income statements, the amount of minority interest in Grupo TFM's US GAAP net income was computed for the periods presented resulting in additional minority interest in earnings of approximately $17.0 million for the year ended December 31, 2002 and $0.7 million for the three months ended March 31, 2003.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                       ACCOUNTING AND FINANCIAL DISCLOSURE

     On June 20, 2001, KCS notified PricewaterhouseCoopers LLP ("PWC"), KCS's principal accountant during the 2000 fiscal year, that it had been replaced as KCS's principal accountant. Additionally, on June 20, 2001, KCS engaged the accounting firm of KPMG LLP as its principal accountant for the 2001 fiscal year. The decision to change certifying accountants was discussed with the Audit Committee and approved by the Chairman of the Audit Committee. Prior to the Spin-off in July 2000, KCS management had been discussing internally whether or not to competitively bid out its audit services. Given the circumstances surrounding the Spin-off, KCS management determined that it was not feasible to initiate the competitive bid process until after the completion of the audit for the year in which the Spin-off occurred. Accordingly, subsequent to the completion of the audit for the year ended December 31, 2000, KCS management initiated the competitive proposal process that began in April 2001. The selection of KPMG LLP was made after the completion of this competitive proposal process, which involved all five major accounting firms then existing. No relationship exists between KCS and KPMG LLP other than that of independent accountant and client, except as follows: NAFTA Rail, S.A. de C.V. ("NAFTA"), our Mexican affiliate and the holder of our shares of Grupo TFM, employs the retired managing partner of KPMG Cardenas Dosal, S.C., the Mexican affiliate of KPMG LLP, as our Comisario at Grupo TFM. NAFTA has the right under Mexican law to appoint a Comisario, or statutory auditor, at Grupo TFM. The Comisario's alternate, or Comisario Suplente, is a current partner of KPMG Cardenas Dosal, S.C. Both the Comisario and Comisario Suplente are paid by Grupo TFM. Our tax advisers in Mexico are affiliated with KPMG LLP. We also use KPMG, an affiliate of KPMG LLP, as our auditors in Panama.

     For the 2000 fiscal year, the reports of PWC on KCS's financial statements contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle. In connection with its audits for the 2000 fiscal year and through June 20, 2001, there were no disagreements with PWC on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their report on the financial statements for such years, except as discussed below.

     During the year ended December 31, 2000, KCS completed a transaction to monetize, for a one-time payment, the rights to the future income stream associated with certain billboard advertising sites located on the right of way of KCS's wholly owned subsidiary, KCSR. The transaction was completed with a third party vendor to KCS, which provides advertising signage services to other companies in the railroad industry. Based upon the details of the transaction, KCS believed that the associated transaction should be accounted for under the guidance of Staff Accounting Bulletin No. 101 - "Revenue Recognition in Financial Statements" ("SAB 101") and consistent with railroad industry accounting practices. After reviewing industry practice and SAB 101 related to the specifics of this transaction, KCS concluded that the appropriate criteria, of both industry accounting practices and the guidance in SAB 101, were met to record the initial one-time payment as income in the Statement of Income for the year ended December 31, 2000. KCS's then certifying accountant, PWC, believed that SAB 101 did not apply and railroad industry accounting practice would not take precedence over standards promulgated by the Financial Accounting Standards Board. PWC believed that the transaction should be evaluated under lease accounting rules which, in this instance, would require that the up-front payment be initially deferred and recognized over future periods. After further discussion between KCS and PWC, KCS recorded the transaction as recommended by PWC in the financial statements for the year ended December 31, 2000.

     During the period of time that KCS was exploring with PWC the various accounting rules regarding this matter and following PWC's expression of its conclusion with regard to this matter, KCS inquired of PWC as to other avenues that might be available to KCS. PWC acknowledged that one alternative might be for KCS to seek a SAS 50 opinion from another independent accountant. In early February 2001, KCS's management discussed this transaction with KPMG LLP to obtain an understanding of relevant industry practice and application of SAB
101. Also, at KCS's request, PWC discussed the issue with representatives of the other major accounting firms, including KPMG LLP. KPMG LLP communicated to KCS that this issue was discussed with representatives of the major accounting firms and that PWC reaffirmed their earlier position on the proper accounting treatment of the transaction. KCS did not request a SAS 50 opinion or report from KPMG LLP, and none was issued. Additionally, KPMG LLP did not express any specific viewpoint to KCS regarding the accounting for the transaction. KCS's management and PWC discussed this matter with KCS's Audit Committee. Additionally, KCS authorized PWC to respond fully to inquiries of KPMG LLP concerning this matter.

     KCS became aware that as a result of a reorganization during 2001 between two of the participants in the Grupo TFM venture (in which KCS has a minority interest), Grupo TFM may be reported by one of the participants as a consolidated subsidiary under International Accounting Standards. KCS has historically treated Grupo TFM as a foreign corporate joint venture under U.S. generally accepted accounting principles and, accordingly, has not provided deferred income taxes at the statutory rates on the difference between the financial accounting and income tax bases in its investment in Grupo TFM. PWC informed KCS that at the time of their replacement, PWC had not completed the analysis and testing necessary to confirm KCS's continued accounting for Grupo TFM as a foreign corporate joint venture under these circumstances and, accordingly, that PWC believed this matter represented a reportable event under Regulation S-K Item 304(a)(1)(v)(D). KCS's management and PWC discussed this matter with KCS's Audit Committee. Additionally, KCS authorized PWC to respond fully to inquiries of KPMG LLP concerning this matter.

     One or more representatives of KPMG LLP are expected to be present at the Special Meeting and, if so, will have the opportunity, if desired, to make a statement and are expected to be available to respond to appropriate questions by stockholders.

               PRINCIPAL STOCKHOLDERS AND STOCK OWNED BENEFICIALLY
                   BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth information as of the Record Date concerning the beneficial ownership of KCS's Common Stock by: (1) beneficial owners of more than five percent of any class of such stock that have publicly disclosed their ownership; (ii) the members of the Board of Directors, the Chief Executive Officer and the four other most highly compensated executive officers for 2002;
(iii) the current Executive Vice President and Chief Financial Officer, whose information is being voluntarily disclosed by KCS, (iv) the former Senior Vice President and Chief Financial Officer who, but for the fact that he was no longer an executive officer of KCS at December 31, 2002, would have been included in the summary compensation table for the year ended December 31, 2002 based upon his total salary and bonus for 2002 and (v) all executive officers and directors as a group. KCS is not aware of any beneficial owner of more than five percent of the Preferred Stock. None of the directors or executive officers own any shares of Preferred Stock. No officer or director of KCS owns any equity securities of any subsidiary of KCS. Beneficial ownership is generally either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, the beneficial owners have sole power to vote and dispose of the shares. KCS is not aware of any arrangement which would at a subsequent date result in a change of control of KCS. [NUMBERS TO BE UPDATED.]

                                                                                  PERCENT
                                                             COMMON                 OF
                       NAME AND ADDRESS                     STOCK (1)            CLASS (1)
------------------------------------------------------  ------------------    -------------
A. Edward Allinson                                           96,033(2)              *
  Director
Robert H. Berry                                             160,302(3)              *
  Former Senior Vice President and Chief Financial
  Officer
Gerald K. Davies                                            464,327(4)              *
  Executive Vice President and
  Chief Operating Officer
Michael G. Fitt                                             104,800(5)              *
  Director
Michael R. Haverty                                        2,340,068(6)              3.74%
  Chairman of the Board,
  President and Chief
  Executive Officer
Jerry W. Heavin                                              21,000(7)              *
  Senior Vice President--Operations
James R. Jones                                               66,880(8)              *
  Director
Thomas A. McDonnell                                         593,165(9)              *
  Director
William J. Pinamont                                          27,168(10)             *
  Former Vice President and General Counsel
Landon H. Rowland                                           875,660(11)             1.42%
  Director
Ronald G. Russ                                               10,000
  Executive Vice President and
  Chief Financial Officer
Rodney E. Slater                                             30,000(12)             *
  Director
Byron G. Thompson                                            50,000(13)             *
  Director
Louis G. Van Horn                                           129,558(14)             *
  Vice President and Comptroller
All Directors and Executive Officers                      5,271,972(15)             8.29%
  as a Group (18 Persons)**
------------------------------------------------------  ------------------    --------------

*    Less than one percent of the outstanding shares.

** Includes Messrs. Pinamont and Berry who are included as Named Executive Officers in the Summary Compensation Table, but who are no longer executive officers of KCS.

(1) Under applicable law, shares that may be acquired upon the exercise of options or other convertible securities that are exercisable on the Record Date, or will become exercisable within 60 days of that date, are considered beneficially owned. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are exercisable on the Record Date, or exercisable within 60 days of the Record Date, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person. In addition, under applicable law, shares that are held indirectly are considered beneficially owned. Directors and executive officers may also be deemed to own, beneficially, shares included in the amounts shown above which are held in other capacities. The holders may disclaim beneficial ownership of shares included under certain circumstances. Except as noted, the holders have sole voting and dispositive power over the shares. The list of executive officers of KCS is included in KCS's Annual Report on Form 10-K. See the last page of this proxy statement for instructions on how to obtain a copy of the Form 10-K.

(2) Mr. Allinson's beneficial ownership includes 80,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 1,200 shares held in a Keogh plan.

(3) Mr. Berry's beneficial ownership includes 10,152 shares allocated to his account in the KCS ESOP. Of the total shares listed, 145,150 shares are in revocable trusts for which Mr. Berry and his wife serve as trustees.

(4) Mr. Davies' beneficial ownership includes 395,325 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, and 585 shares allocated to his account in the KCS ESOP.

(5) Mr. Fitt's beneficial ownership includes 50,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(6) Mr. Haverty's beneficial ownership includes 1,031,471 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, 26,335 shares allocated to his account in the KCS ESOP, 11,124 shares allocated to his account in KCS's 401(k) and Profit Sharing Plan, 412 shares held by one of his children and 375,000 shares held in trusts for his children for which his brother acts as trustee.

(7) Mr. Heavin's beneficial ownership includes 20,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(8) Mr. Jones' beneficial ownership includes 56,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date. Mr. Jones and his wife jointly own 3,650 of the total shares listed.

(9) Mr. McDonnell's beneficial ownership includes 3,165 shares allocated to his account in the DST ESOP, 500,000 shares held by a subsidiary of DST and for which Mr. McDonnell disclaims beneficial ownership, and 40,000 shares held by a charitable foundation and for which Mr. McDonnell disclaims beneficial ownership. Mr. McDonnell and his wife jointly own 50,000 of the total shares listed.

(10) Mr. Pinamont's beneficial ownership includes 25,261 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date, and 1,907 shares allocated to his account in the KCS's 401(k) and Profit Sharing Plan.

(11) Mr. Rowland's beneficial ownership includes 20,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 294 shares allocated to his account in the Janus Plan.

(12) Mr. Slater's beneficial ownership includes 30,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(13) Mr. Thompson's beneficial ownership includes 40,000 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date.

(14) Mr. Van Horn's beneficial ownership includes 114,639 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 9,094 shares allocated to his account in the KCS ESOP. Of the 9,094 shares allocated to Mr. Van Horn's ESOP account, 4,547 shares are subject to allocation to another individual and upon such allocation, Mr. Van Horn will disclaim beneficial ownership of such shares.

(15) The number includes 2,120,731 shares that may be acquired through options that are exercisable as of, or will become exercisable within 60 days of, the Record Date and 986,361 shares otherwise held indirectly. A director disclaims beneficial ownership of 540,000 of the total shares listed.

                              STOCKHOLDER PROPOSALS


2004 ANNUAL MEETING PROXY STATEMENT
-----------------------------------

     To be properly brought before the 2004 annual meeting of stockholders, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.

     If a holder of KCS Common Stock wishes to present a proposal for inclusion in KCS's proxy statement for next year's annual meeting of stockholders, such proposal must be received by KCS on or before December 5, 2003. Such proposal must be made in accordance with the applicable laws and rules of the SEC and the interpretations thereof as well as KCS's Bylaws. Any such proposal should be sent to the Corporate Secretary of KCS at P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by federal express or other form of express delivery to KCS at 427 West 12th Street, Kansas City, Missouri 64105).

     As described below, in order for a stockholder proposal that is not included in KCS's proxy statement for next year's annual meeting of stockholders to be properly brought before the meeting, such proposal must be delivered to the Corporate Secretary and received at KCS's executive offices no earlier than February 6, 2004 and no later than March 22, 2004 (assuming a meeting date of May 6, 2004) and such proposal must also comply with the procedures outlined below, which are set forth in KCS's Bylaws. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.

DIRECTOR NOMINATIONS
--------------------

     With respect to stockholder nominations of candidates for KCS's Board of Directors, KCS's Bylaws provide that not less than 45 days nor more than 90 days prior to the date of any meeting of the stockholders at which directors are to be elected (the "Election Meeting") any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Stockholder's Notice") to the Secretary of KCS setting forth (a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of KCS that are beneficially owned by the nominee, and (iv) any other information concerning the nominee that would be required, under the rules of the SEC, in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of capital stock of KCS which are beneficially owned by the stockholder and the name and address of record under which such stock is held; provided, however, that in the event that the Election Meeting is designated by the Board of Directors to be held at a date other than the first Thursday in May and less than 60 days' notice or prior public disclosure of the date of the Election Meeting is given or made to stockholders, to be timely, the Stockholder's Notice must be so delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The Stockholder's Notice shall include a signed consent of each such nominee to serve as a director of KCS, if elected. KCS may require any proposed nominee or stockholder proposing a nominee to furnish such other information as may reasonably be required by KCS to determine the eligibility of such proposed nominee to serve as a director of KCS or to properly complete any proxy or information statement used for the solicitation of proxies in connection with such Election Meeting.

MATTERS OTHER THAN DIRECTOR NOMINATIONS
---------------------------------------

     In addition to any other applicable requirements, for a proposal to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of KCS. To be timely, such a stockholder's notice must be delivered to or mailed and received at the principal executive offices of KCS, not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Thursday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of KCS which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires KCS's directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of KCS's Common Stock or Preferred Stock (collectively "Reporting Persons"), to file reports of their ownership of such stock, and the changes therein, with the SEC, the New York Stock Exchange and KCS (the "Section 16 Reports"). Based solely on a review of the Section 16 reports for 2002 and any amendments thereto furnished to KCS and written representations from certain of the Reporting Persons, no Reporting Person was late in filing such Section 16 Reports for fiscal year 2002.


                    HOUSEHOLDING OF SPECIAL MEETING MATERIALS

     Pursuant to the rules of the SEC, services that deliver KCS's communications to stockholders that hold their stock through a bank, broker or other nominee holder of record may deliver to multiple stockholders sharing the same address a single copy of this proxy statement. KCS will promptly deliver upon written or oral request a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered. Written requests should be made to Kansas City Southern, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if sent by federal express or other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105),
Attention: Corporate Secretary's Office, and oral requests may be made by calling the KCS Corporate Secretary's Office at (816) 983-1530. Any stockholder who wants to receive separate copies of the proxy statement or annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder's bank, broker or other nominee holder of record.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that are expected to be presented for consideration at the Special Meeting.

                           FORWARD-LOOKING STATEMENTS

     This proxy statement contains forward-looking comments that are not based upon historical information. Such forward-looking comments are based upon information currently available to management and management's perception thereof as of the date of this proxy statement. Readers can identify these forward-looking comments by the use of such verbs as expects, anticipates, believes or similar verbs or conjugations of such verbs. The actual results of operations of KCS could materially differ from those indicated in forward-looking comments. The differences could be caused by a number of factors or combination of factors including, but not limited to, those factors identified in the KCS's Current Report on Form 8-K dated December 11, 2001, which is on file with the U.S. Securities and Exchange Commission (File No. 1-4717) and is incorporated by reference in this proxy statement. Readers are strongly encouraged to consider these factors when evaluating forward-looking comments. KCS will not update any forward-looking comments set forth in this proxy statement. All forward-looking statements in this proxy statement are qualified in their entirety by the cautionary statements contained in this section and elsewhere in this proxy statement and in the documents KCS incorporates by reference in this proxy statement.


                       WHERE YOU CAN FIND MORE INFORMATION

     KCS files annual, quarterly and current reports, proxy statements and other information with the SEC. These filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file at the SEC's public reference room at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Copies of such information can be obtained by mail from the public reference room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The reports and other information filed by KCS can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. KCS's Internet address is www.kcsi.com. Through this website, KCS makes available, free of charge, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to those reports, as soon as reasonably practicable after electronic filing or furnishing of these reports with the SEC.


                       DOCUMENTS INCORPORATED BY REFERENCE

     The SEC allows us to "incorporate by reference" certain documents, which means that we can disclose important information to you by referring you to those documents. The information in the documents incorporated by reference is considered to be part of this proxy statement, except to the extent that this proxy statement updates or supersedes the information. We incorporate by reference the documents listed below which we have previously filed with the SEC (SEC File No. 1-4717):

     o    Our Annual Report on Form 10-K for the year ended December 31, 2002;

     o    Our  Quarterly  Report on Form 10-Q for the  quarter  ended  March 31,
          2003; and

     o Our Current Reports on Form 8-K filed on April 7, 2003, April 22, 2003, May 1, 2003, May 5, 2003 and June 26, 2003.

     We also incorporate by reference the information contained in all other documents we file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this proxy statement and before the date of the special meeting. The information will be considered part of this proxy statement from the date of the document filed and will supplement or amend the information contained in this proxy statement.

     We will provide you, without charge, a copy of the documents we incorporate by reference in this proxy statement upon your request. To request a copy of any or all of these documents, you should write or telephone us at Kansas City Southern, P.O. Box 219335, Kansas City, Missouri 64121-9335 (or if by United Parcel Service or some other form of express delivery to 427 West 12th Street, Kansas City, Missouri 64105), Attention: Corporate Secretary's Office, or if by telephone at (816) 983-1538.

     You should rely only on the information contained in this proxy statement or to which we have referred you to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different.



                                          By Order of the Board of Directors



                                          Michael R. Haverty
                                          Chairman of the Board, President
                                          and Chief Executive Officer
Kansas City, Missouri
________, 2003

                                                                      APPENDIX A


                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                              KANSAS CITY SOUTHERN

     The undersigned, Kansas City Southern, a Delaware corporation originally incorporated under the name Kansas City Southern Industries, Inc. (the "Corporation"), for the purpose of restating and integrating the Certificate of Incorporation of the Corporation originally filed January 29, 1962, as amended and supplemented (the "Certificate of Incorporation"), in accordance with the General Corporation Law of Delaware ("Delaware Corporation Law"), does hereby make and execute this Amended and Restated Certificate of Incorporation and does hereby certify that it was duly adopted in accordance with Section 245 of the Delaware Corporation Law.

          First. The name of the Corporation is NAFTA Rail.

          Second. Its principal office in the State of Delaware is located at 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of its resident agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

          Third. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Delaware Corporation Law.

          Fourth. The total number of shares of stock which the Corporation shall have authority to issue is FOUR HUNDRED FIFTY-TWO MILLION EIGHT HUNDRED FORTY THOUSAND (452,840,000) shares, of which (i) Eight Hundred Forty Thousand (840,000) shares having a par value of $25 each shall be Preferred Stock, (ii) Two Million (2,000,000) shares having a par value of $1 each shall be New Series Preferred Stock, and (iii) Four Hundred Fifty Million (450,000,000) shares having a par value of $0.01 each shall be Common Securities, of which Four Hundred Million (400,000,000) shares shall be designated "Common Stock," and Fifty Million (50,000,000) Shares shall be designated "Class A Convertible Common Stock," (referred to herein collectively with the Common Stock as the "Common Securities").

          The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class are as follows:

               a. PREFERRED STOCK

                    i. The holders of the  Preferred  Stock shall be entitled to receive from the net earnings of the Corporation dividends thereon up to but not exceeding the rate of Four per cent per annum, as the same may be ascertained and determined by the directors, and in their discretion declared, before any dividends shall be declared or paid upon the New Series Preferred Stock or the Common Securities for the same period, but such dividends on the Preferred Stock shall not be cumulative, nor shall the Preferred Stock during such period be entitled to participate in any other or additional earnings or profits, but such additional earnings or profits may be subject to application by the directors to dividends upon the New Series Preferred Stock or the Common Securities or other uses of the Corporation, as they may determine.

                    ii. In case of liquidation or dissolution of the Corporation, the holders of Preferred Stock shall be entitled to receive payment in the amount of the par value thereof before any payment or liquidation is made upon the New Series Preferred Stock or the Common Securities, and shall not thereafter participate further in the property of the Corporation or the proceeds of the sale thereof.

                    iii. Whenever no dividends shall have been paid on the Preferred Stock for six quarter-annual periods, the holders of the issued and outstanding Preferred Stock shall have the right, voting as a class, to elect two directors at the next stockholders' meeting held for the election of directors, and shall continue to have such right at each stockholders' meeting thereafter held for the election of directors until dividends shall have been paid on the Preferred Stock for four consecutive quarter-annual periods. In determining the number of quarter-annual periods for which no dividends have been paid, no quarter-annual period shall be counted if dividends shall have been paid at any time thereafter for four consecutive quarter-annual periods. At any meeting at which the holders of Preferred Stock shall have the foregoing right, voting as a class, to elect two directors, they shall not be entitled to vote for the election of any other directors. Except as otherwise provided in this subparagraph (a)(iii) of Paragraph FOURTH, the voting rights of holders of Preferred Stock shall be those set forth in subparagraph (c)(iii) of this Paragraph FOURTH.

               b. NEW SERIES PREFERRED STOCK

                    i. The Board of  Directors of the  Corporation  (hereinafter referred to as the "Board of Directors") is hereby expressly authorized at any time, and from time to time, to create and provide for the issuance of shares of New Series Preferred Stock in one or more series and, by filing a certificate pursuant to the Delaware Corporation Law (hereinafter referred to as a "New Series Preferred Stock Designation"), to establish the number of shares to be included in each such series, and to fix the designations, preferences and relative, participating, optional or other special rights of the shares of each such series and the qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, including, but not limited to, the following:

                         A. the designation of and the number of shares constituting such series, which number the Board of Directors may thereafter (except as otherwise provided in the New Series Preferred Stock Designation) increase or decrease (but not below the number of shares of such series then outstanding);

                         B. the  dividend  rate for the payment of  dividends on
                    such series, if any, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends, if any, shall bear to the dividends payable on any other class or classes of or any other series of capital stock, the conditions and dates upon which such dividends, if any, shall be payable, and whether such dividends, if any, shall be cumulative or non-cumulative;

                         C. whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

                         D. the terms and amount of any  sinking  fund  provided
                    for the purchase or redemption of the shares of such series;

                         E. whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes of, any other series of any class or classes of capital stock of, or any other security of, the Corporation or any other corporation , and, if provision be made for any such conversion or exchange, the times, prices, rates, adjustments and any other terms and conditions of such conversion or exchange;

                         F. the  extent,  if any,  to which the  holders  of the
                    shares of such series shall be entitled to vote as a class or otherwise with respect to the election of directors or otherwise;

                         G. the restrictions, if any, on the issue or reissue of
                    shares of the same series or of any other class or series;

                         H. the amounts payable on and the preferences,  if any,
                    of the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation; and

                         I.  any  other   relative   rights,   preferences   and
                    limitations of that series.

               Notwithstanding the foregoing, no series of New Series Preferred Stock may be issued if the terms hereof amend, alter, change or repeal the powers, preferences, or rights vested in the holders of the Preferred Stock by this Amended and Restated Certificate of Incorporation.

                    ii. DIVIDENDS. Dividends on the outstanding New Series Preferred Stock of each series shall be declared and paid or set apart for payment after dividends on the Preferred Stock at the rate provided in subparagraph (a)(i) of this Paragraph FOURTH shall have been declared and paid or set apart for the same quarter-annual period. Dividends on any shares of New Series Preferred Stock shall not be cumulative unless and to the extent set forth in a certificate filed pursuant to law.

                    iii. LIQUIDATION. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, each series of New Series Preferred Stock shall be subordinate to the Preferred Stock.

               c. GENERAL PROVISIONS

                    i. Shares of any series of New Series  Preferred Stock which have been redeemed, retired or purchased by the Corporation (whether through the operation of a sinking or purchase fund or otherwise) or which, if convertible or exchangeable, have been so converted or exchanged shall thereafter have the status of authorized but unissued shares of New Series Preferred Stock of the Corporation, and may thereafter be reissued as part of the same series or may be reclassified and reissued by the Board of Directors in the same manner as any other authorized and unissued shares of New Series Preferred Stock.

                    ii. No holder of shares of any class of stock  authorized or issued pursuant hereto or hereafter authorized or issued shall have any pre-emptive or preferential right of subscription to any shares of any class of stock of this Corporation, either now or hereafter authorized, or to any obligations convertible into stock of any class of this Corporation, issued or sold, nor any right of subscription to any thereof, other than such, if any, as the Board of Directors in its discretion may from time to time determine, and at such prices as the Board of Directors in its discretion may from time to time fix.

                    iii. Each holder of Common Securities, each holder of shares of Preferred Stock, and each holder of shares of New Series Preferred Stock entitled to vote by the certificate filed pursuant to law with respect to any series of New Series Preferred Stock or as provided by law if this Amended and Restated Certificate provides for New Series Preferred Stock (such shares of Common Securities, Preferred Stock and New Series Preferred Stock being referred to in this subparagraph as voting shares), shall be entitled to vote on the basis of one vote for each voting share held by him, except

                         A. as provided in Paragraph TWELFTH;

                         B.  as  provided  in  subparagraph   (a)(iii)  of  this
                    Paragraph FOURTH; and

                         C. in elections for  directors  when the holders of the
                    Preferred Stock do not have the right, voting as a class, to elect two directors, each holder of voting shares shall be entitled to as many votes as shall equal the number of shares which he is entitled to vote, multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them as he may see fit.

                    iv. The Board of Directors may from time to time issue scrip in lieu of fractional shares of stock. Such scrip shall not confer upon the holder any right to dividends or any voting or other rights of a stockholder of the Corporation, but the Corporation shall from time to time, within such time as the Board of Directors may determine or without limit of time if the Board of Directors so determines, issue one or more whole shares of stock upon the surrender of scrip for fractional shares aggregating the number of whole shares issuable in respect to the scrip so surrendered, provided that the scrip so surrendered shall be properly endorsed for transfer if in registered form.

                    v. For purposes of applying  Paragraph  TWELFTH hereof,  New
               Series Preferred Stock shall not be considered preferred stock as that term is used therein.

               d. NEW SERIES PREFERRED STOCK, SERIES A

                    i. DESIGNATION AND AMOUNT. The shares of such series shall be designated as "New Series Preferred Stock, Series A (the "Series A Preferred Stock") and the number of shares initially constituting such series shall be 150,000 (which number may be increased or decreased by the Board of Directors without a vote of Stockholders).

                    ii. Dividends and Distributions.

                         A. Subject to any prior and superior rights of the holders of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled prior to the payment of any dividends on shares ranking junior to the Series A Preferred Stock to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of
                    (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in Common Securities or a subdivision of the outstanding shares of Common Securities (by reclassification or otherwise), declared on the Common Securities, since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any whole or fractional share of Series A Preferred Stock. In the event the Corporation shall at any time after October 12, 1995 (the "Rights Declaration Date")
                    (i) declare any dividend on Common Securities payable in shares of Common Securities, (ii) subdivide the outstanding Common Securities, or (iii) combine the outstanding Common Securities into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Securities outstanding immediately after such event and the denominator of which is the number of shares of Common Securities that were outstanding immediately prior to such event. Such adjustment shall be made successively whenever such a dividend or change in the Common Securities is consummated.

                         B. The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in subparagraph (d)(ii)(A) of this Paragraph FOURTH above immediately after it declares a dividend or distribution on the Common Securities (other than a dividend payable in shares of Common Securities); PROVIDED, that in the event no dividend or distribution shall have been declared on the Common Securities during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                         C. Dividends shall begin to accrue and be cumulative on
                    outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

                    iii. VOTING RIGHTS. The holders of shares of Series A Preferred Stock shall have the following voting rights:

                         A. Subject to the provision for adjustment  hereinafter
                    set forth, each 1/1,000th share of Series A Preferred Stock shall entitle the holder thereof to one vote on all matters voted on at a meeting of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Securities payable in shares of Common Securities,
                    (ii) subdivide the outstanding Common Securities or (iii) combine the outstanding Common Securities into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Securities outstanding immediately after such event and the denominator of which is the number of shares of Common Securities that were outstanding immediately prior to such event. Such adjustment shall be made successively whenever such a dividend or change in the Common Securities is consummated.

                         B. Except as otherwise  provided  herein or by law, the
                    holders of shares of Series A Preferred Stock and the holders of shares of Common Securities shall vote together as one class on all matters voted on at a meeting of stockholders of the Corporation.

                         C. Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Securities as set forth herein) for taking any corporate action.

                    iv. Certain Restrictions.

                         A. Whenever  quarterly  dividends or other dividends or
                    distributions payable on the Series A Preferred Stock as provided in subparagraph (e)(ii) of this Paragraph FOURTH are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding, shall have been paid in full, the Corporation shall not:

                         1. declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                         2. declare or pay dividends on or make any other distributions on any shares of capital stock of the Corporation ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                         3. redeem or purchase or otherwise acquire for consideration shares of any capital stock of the Corporation ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                         4. purchase or otherwise  acquire for consideration any
                    shares of Series A Preferred Stock or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                         B. The  Corporation  shall not permit any subsidiary of
                    the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, under subparagraph (e)(iv)(A) of this Paragraph FOURTH, purchase or otherwise acquire such shares at such time and in such manner.

                    v. REACQUIRED SHARES. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of New Series Preferred Stock and may be reissued as part of a new series of New Series Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                    vi. Liquidation, Dissolution or Winding Up.

                         A. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made on any shares of capital stock of the Corporation that rank junior (whether as to dividends or upon liquidation, dissolution or winding up) to Series A Preferred Stock unless prior hereto the holders of shares of Series A Preferred Stock shall have received an amount per share equal to 1,000 times the aggregate amount to be distributed per share to holders of the Common Securities.

                         B. In the event, however, that there are not sufficient
                    assets available to permit payment in full of the Series A liquidation preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

                         C. In the event the Corporation shall at any time after
                    the Rights Declaration Date (i) declare any dividend on Common Securities payable in shares of Common Securities,
                    (ii) subdivide the outstanding Common Securities or (iii) combine the outstanding Common Securities into a smaller number of shares, then in each such case the amount that the holders of the Series A Preferred Stock were entitled to receive upon liquidation, dissolution or winding up of the Corporation immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Securities outstanding immediately after such event and the denominator of which is the number of shares of Common Securities that were outstanding immediately prior to such event. Such adjustment shall be made successively whenever such a dividend or change in the Common Securities is consummated.

                    vii. MERGER; CONSOLIDATION, ETC. In case the Corporation shall enter into any merger, consolidation, combination or other transaction in which the shares of Common Securities are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or other property (payable in kind), as the case may be, into which or for which each share of Common Securities is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (a) declare any dividend on Common Securities payable in shares of Common Securities, (b) subdivide the outstanding Common Securities, or (c) combine the outstanding Common Securities into a smaller number of shares, then, in each such case, the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Securities outstanding immediately after such event and the denominator of which is the number of shares of Common Securities that were outstanding immediately prior to such event. Such adjustment shall be made successively whenever such a dividend or change in the Common Securities is consummated.

                    viii. NO REDEMPTION.  The Series A Preferred Stock shall not be redeemable.

                    ix. RANKING. The Series A Preferred Stock shall rank on a parity with all other series of the Corporation's Preferred Stock as to the payment of dividends and other distribution of assets, unless the terms of any such other series shall provide otherwise.

                    x. AMENDMENT. This Amended and Restated Certificate of Incorporation of the Corporation shall not be further amended in any manner that would materially alter or change the powers, preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

                    xi. FRACTIONAL SHARES. Series A Preferred Stock may be issued in fractions of a share, which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

               e. 4.25% REDEEMABLE CUMULATIVE CONVERTIBLE PERPETUAL PREFERRED STOCK, SERIES C

                    i. NUMBER AND DESIGNATION.  400,000 shares of the New Series
               Preferred Stock of the Corporation shall be designated as "4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C" (the "Series C Convertible Preferred Stock").

                    ii. CERTAIN DEFINITIONS. As used in this subparagraph (e) of
               Paragraph FOURTH, the following terms shall have the following meanings, unless the context otherwise requires:

               "AFFILIATE" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "AGENT MEMBERS" shall have the meaning assigned to it in subparagraph (e)(xv)(A) of this Paragraph FOURTH..

               "BOARD OF DIRECTORS" means either the board of directors of the Corporation or any duly authorized committee of such board.

               "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which state or U.S. federally chartered banking institutions in New York, New York are not required to be open.

               "CAPITAL STOCK" of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

               "CLOSING SALE PRICE" of the shares of Common Stock or other capital stock or similar equity interests on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which shares of Common Stock or such other capital stock or similar equity interests are traded or, if the shares of Common Stock or such other capital stock or similar equity interests are not listed on a United States national or regional securities exchange, as reported by Nasdaq or by the National Quotation Bureau Incorporated. In the absence of such quotations, the Corporation shall be entitled to determine the Closing Sale Price on the basis it considers appropriate. The Closing Sale Price shall be determined without reference to extended or after hours trading.

               "COMMON SHARE LEGEND" shall have the meaning assigned to it in subparagraph (e)(xvi)(F) of this Paragraph FOURTH.

               "COMMON STOCK" means any stock of any class of the Corporation that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that is not subject to redemption by the Corporation. Subject to the provisions of subparagraph (e)(ix) of this Paragraph FOURTH, however, shares issuable on conversion of the Series C Convertible Preferred Stock shall include only shares of the class designated as common stock of the Corporation at the date of this Amended and Restated Certificate of Incorporation (namely, the Common Stock, par value $0.01 per share) or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; PROVIDED that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

               "CONVERSION AGENT" shall have the meaning assigned to it in subparagraph (e)(xvii)(A) of this Paragraph FOURTH.

               "CONVERSION PRICE" per share of Series C Convertible Preferred Stock means, on any date, the Liquidation Preference divided by the Conversion Rate in effect on such date.

               "CONVERSION RATE" per share of Series C Convertible Preferred Stock means 33.4728 shares of Common Stock, subject to adjustment pursuant to subparagraph (e)(viii) of this Paragraph FOURTH.

               "CORPORATION" shall have the meaning assigned to it in the preamble to this Amended and Restated Certificate of Incorporation, and shall include any successor to such Corporation.

               "CURRENT MARKET PRICE" shall mean the average of the daily Closing Sale Prices per share of Common Stock for the ten consecutive Trading Days selected by the Corporation commencing no more than 30 Trading Days before and ending not later than the earlier of such date of determination and the day before the "ex" date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question. For purpose of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective. If another issuance, distribution, subdivision or combination to which subparagraph
          (e)(viii)(D) of this Paragraph FOURTH applies occurs during the period applicable for calculating "Current Market Price" pursuant to this definition, the "Current Market Price" shall be calculated for such period in a manner determined by the Board of Directors to reflect the impact of such issuance, distribution, subdivision or combination on the Closing Sale Price of the Common Stock during such period

               "DEPOSITARY" means DTC or its successor depositary.

               "DIVIDEND PAYMENT DATE" means February 15, May 15, August 15 and November 15 each year, or if any such date is not a Business Day, on the next succeeding Business Day.

               "DIVIDEND PERIOD" shall mean the period beginning on, and including, a Dividend Payment Date and ending on, and excluding, the immediately succeeding Dividend Payment Date.

               "DTC" shall mean The Depository Trust Corporation, New York, New York.

               "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

               "FAIR MARKET VALUE" shall mean the amount which a willing buyer would pay a willing seller in an arm's-length transaction.

               "FUNDAMENTAL CHANGE" means the occurrence of any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) in connection with which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitutes solely the right to receive consideration which is not all or substantially all common stock that is (or, upon consummation of or immediately following such transaction or event, which will be) listed on a United States national securities exchange or approved (or, upon consummation of or immediately following such transaction or event, which will be approved) for quotation on the Nasdaq National Market or any similar United States system of automated dissemination of quotations of securities prices.

               "FUNDAMENTAL   CHANGE  PURCHASE  DATE"  shall  have  the  meaning
          assigned to it in subparagraph (e)(xi)(A) of this Paragraph FOURTH.

               "GLOBAL PREFERRED SHARES" shall have the meaning assigned to it in subparagraph (e)(xv)(A) of this Paragraph FOURTH.

               "GLOBAL SHARES LEGEND" shall have the meaning assigned to it in subparagraph (e)(xv)(A).

               "INITIAL PURCHASERS" shall have the meaning assigned to it in the Placement Agreement.

               "JUNIOR  STOCK"  shall  have  the  meaning   assigned  to  it  in
          subparagraph (e)(iii)(A) of this Paragraph FOURTH.

               "LIQUIDATION PREFERENCE" shall have the meaning assigned to it in subparagraph (e)(v)(A) of this Paragraph FOURTH.

               "MOODY'S" means Moody's Investors Services and its successors.

               "OFFICER" means the Chairman of the Board, a Vice Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Corporation.

               "OUTSTANDING" means, when used with respect to Series C Convertible Preferred Stock, as of any date of determination, all shares of Series C Convertible Preferred Stock outstanding as of such date; PROVIDED, however, that, if such Series C Convertible Preferred Stock is to be redeemed, notice of such redemption has been duly given pursuant to this Amended and Restated Certificate of Incorporation and the Paying Agent holds, in accordance with this Amended and Restated Certificate of Incorporation, money sufficient to pay the Redemption Price for the shares of Series C Convertible Preferred Stock to be redeemed, then immediately after such Redemption Date such shares of Series C Convertible Preferred Stock shall cease to be outstanding; PROVIDED FURTHER that, in determining whether the holders of Series C Convertible Preferred Stock have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Series C Convertible Preferred Stock owned by the Corporation shall be deemed not to be Outstanding, except that, in determining whether the Registrar shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Series C Convertible Preferred Stock which the Registrar has actual knowledge of being so owned shall be deemed not to be Outstanding.

               "PARITY  STOCK"  shall  have  the  meaning   assigned  to  it  in
          subparagraph (e)(iii)(B) of this Paragraph FOURTH.

               "PAYING  AGENT"  shall  have  the  meaning   assigned  to  it  in
          subparagraph (e)(xvii)(A) of this Paragraph FOURTH.

               "PERSON" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "PLACEMENT AGREEMENT" means the Placement Agreement dated as of April 29, 2003 among the Corporation, Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. relating to the Series C Convertible Preferred Stock.

               "PURCHASE PRICE" means an amount equal to 100% of the Liquidation Preference per share of Series C Convertible Preferred Stock being purchased, plus an amount equal to any accumulated and unpaid dividends, including Special Dividends, if any, (whether or not earned or declared) thereon to, but excluding, the Fundamental Change Purchase Date; PROVIDED that if a Fundamental Change Purchase Date falls after a Record Date and on or prior to the corresponding Dividend Payment Date, the Purchase Price will only be an amount equal to the Liquidation Preference per share of Series C Convertible Preferred Stock being purchased.

               "RECORD DATE" means (i) with respect to the dividends payable on February 15, May 15, August 15 and November 15 of each year, February 1, May 1, August 1 and November 1 of each year, respectively, or such other record date, not more than 60 days and not less than 10 days preceding the applicable Dividend Payment Date, as shall be fixed by the Board of Directors and (ii) solely for the purpose of adjustments to the Conversion Rate pursuant to subparagraph (e)(viii) of this Paragraph FOURTH, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               "REDEMPTION DATE" means a date that is fixed for redemption of the Series C Convertible Preferred Stock by the Corporation in accordance with subparagraph (e)(vi) of this Paragraph FOURTH.

               "REDEMPTION PRICE" means an amount equal to the Liquidation Preference per share of Series C Convertible Preferred Stock being redeemed, plus an amount equal to all accumulated and unpaid dividends, including Special Dividends, if any, (whether or not earned or declared) thereon to, but excluding, the Redemption Date; PROVIDED that if the Redemption Date shall occur after a Record Date and before the related Dividend Payment Date, the Redemption Price shall be only an amount equal to the Liquidation Preference per share of Series C Convertible Preferred Stock being redeemed.

               "REGISTRAR" shall have the meaning assigned to it in subparagraph
          (e)(xiii) of this Paragraph FOURTH.

               "REGISTRATION DEFAULT" shall have the meaning assigned to it in the Registration Rights Agreement.

               "REGISTRATION  RIGHTS  AGREEMENT" means the  Registration  Rights
          Agreement dated as of May 5, 2003, among the Corporation, Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc relating to the Series C Convertible Preferred Stock.

               "RESTRICTED SHARES LEGEND" shall have the meaning assigned to it in subparagraph (e)(xv)(A) of this Paragraph FOURTH.

               "RIGHTS"  shall have the meaning  assigned to it in  subparagraph
          (e)(x) of this Paragraph FOURTH.

               "RIGHTS AGREEMENT" means the Rights Agreement dated as of September 19, 1995 between the Corporation and Harris Trust & Savings Bank, as Rights Agent thereunder.

               "RIGHTS   PLAN"  shall  have  the  meaning   assigned  to  it  in
          subparagraph (e)(x) of this Paragraph FOURTH.

               "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., and its successors.

               "SECURITIES ACT" means the Securities Act of 1933, as amended.

               "SENIOR  STOCK"  shall  have  the  meaning   assigned  to  it  in
          subparagraph (e)(iii)(C) of this Paragraph FOURTH.

               "SERIES C CONVERTIBLE PREFERRED STOCK" shall have the meaning assigned to it in subparagraph (e)(i) of this Paragraph FOURTH.

               "SERIES C CONVERTIBLE PREFERRED STOCK DIRECTOR" shall have the meaning assigned to it in subparagraph (e)(xi)(C) of this Paragraph FOURTH.

               "SHELF REGISTRATION STATEMENT" shall have the meaning assigned to it in the Registration Rights Agreement.

               "SPECIAL DIVIDENDS" shall have the meaning assigned to it in subparagraph (e)(iv)(F) of this Paragraph FOURTH.

               "SUBSIDIARY" means, with respect to any Person, (a) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (b) any partnership (i) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (ii) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

               "TRADING DAY" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on Nasdaq or, if the Common Stock is not quoted on Nasdaq, on the principal other market on which the Common Stock is then traded.

               "TRADING PRICE" of the Series C Convertible Preferred Stock, on any date of determination, means the average of the secondary market bid quotations obtained by the Corporation or a calculation agent appointed by the Corporation for the purpose of determining the Trading Price for 50,000 shares of Series C Convertible Preferred Stock at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers that the Corporation or such calculation agent selects; PROVIDED that if three such bids cannot reasonably be obtained by the Corporation or such calculation agent, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by us or the calculation agent, that one bid shall be used; PROVIDED FURTHER that if the Corporation or such calculation agent cannot reasonably obtain at least one bid for 50,000 shares of Series C Convertible Preferred Stock from a nationally recognized securities dealer, or in the
          Corporation's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Series C Convertible
          Preferred Stock, then the Trading Price per share of Series C Convertible Preferred Stock shall be deemed to be less than 98% of the product of the Closing Sale Price of the Common Stock and the Conversion Rate on such date.

               "TRANSFER AGENT" shall have the meaning assigned to it in subparagraph (e)(xiii) of this Paragraph FOURTH.

                    iii. RANK. The Series C Convertible  Preferred  Stock shall, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank:

                         A. senior to the Common Stock and any other class or series of Capital Stock of the Corporation, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series C Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, the "Junior Stock");

                         B. on a  parity  with any  other  class  or  series  of
                    Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks on a parity with the Series C Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, the "Parity Stock"); and

                         C.  junior to each class or series of Capital  Stock of
                    the Corporation, the terms of which expressly provide that such class or series ranks senior to the Series C Convertible Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the "Senior Stock").

                    iv. Dividends.

                         A. Holders of Series C Convertible Preferred Stock shall be entitled to receive, when, as and if, declared by the Board of Directors, out of funds legally available for the payment of dividends, cash dividends at the annual rate of 4.25% of the Liquidation Preference per share. Such dividends shall be payable in arrears in equal amounts quarterly on each Dividend Payment Date, beginning August 15, 2003, in preference to and in priority over dividends on any Junior Stock but subject to the rights of any holders of Senior Stock or Parity Stock.

                         B. Dividends  shall be cumulative from the initial date
                    of issuance or the last Dividend Payment Date for which accumulated dividends were paid, whichever is later, whether or not funds of the Corporation are legally available for the payment of such dividends. Each such dividend shall be payable to the holders of record of shares of the Series C Convertible Preferred Stock, as they appear on the Corporation's stock register at the close of business on a Record Date. Accumulated and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                         C. Accumulated and unpaid dividends for any past Dividend Period (whether or not earned and declared) shall cumulate dividends at the annual rate of 4.25% and shall be payable in the manner set forth in this subparagraph (e)(iv) of this Paragraph FOURTH.

                         D. The  amount  of  dividends  payable  for  each  full
                    Dividend Period for the Series C Convertible Preferred Stock shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series C Convertible Preferred Stock shall be computed on the basis of 30-day months and a 12-month year. Holders of Series C Convertible Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series C Convertible Preferred Stock.

                         E. No  dividend  shall be declared or paid or set apart
                    for payment or other distribution declared or made, whether in cash, obligations or shares of Capital Stock of the Corporation or other property, directly or indirectly, upon any shares of Junior Stock or Parity Stock, nor shall any shares of Junior Stock or Parity Stock be redeemed, repurchased or otherwise acquired for consideration by the Corporation through a sinking fund or otherwise, unless all accumulated and unpaid dividends, including Special Dividends, if any, through the most recent Dividend Payment Date (whether or not there are funds of the Corporation legally available for the payment of dividends) on the shares of Series C Convertible Preferred Stock and any Parity Stock have been or contemporaneously are declared and paid in full or set apart for payment; PROVIDED, however, that, notwithstanding any provisions of this subparagraph
                    (e)(iv)(E) of Paragraph FOURTH to the contrary, the Corporation may redeem, repurchase or otherwise acquire for consideration Series C Convertible Preferred Stock and Parity Stock pursuant to a purchase or exchange offer made on the same terms to all holders of such Series C Convertible Preferred Stock and Parity Stock. When dividends are not paid in full, as aforesaid, upon the shares of Series C Convertible Preferred Stock, all dividends declared on the Series C Convertible Preferred Stock and any other Parity Stock shall be declared and paid either (1) pro rata so that the amount of dividends so declared on the shares of Series C Convertible Preferred Stock and each such other class or series of Parity Stock shall in all cases bear to each other the same ratio as accumulated dividends on the shares of Series C Convertible Preferred Stock and such class or series of Parity Stock bear to each other or (2) on another basis that is at least as favorable to the holders of the Series C Convertible Preferred Stock entitled to receive such dividends.

                         F. Upon a Registration  Default,  additional  dividends
                    shall accumulate on the Series C Convertible Preferred Stock at the rate of 0.50% per annum, whether or not funds of the Corporation are legally available for the payment of such additional dividends, (such additional dividends, the "Special Dividends"), from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured.

                    v. Liquidation Preference.

                         A. In the  event  of any  liquidation,  dissolution  or
                    winding-up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the Corporation's assets (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, holders of Series C Convertible Preferred Stock shall be entitled to receive $500 per share of Series C Convertible Preferred Stock (the "Liquidation Preference") plus an amount equal to all dividends, including Special Dividends, (whether or not earned or declared) accumulated and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding-up of the Corporation, the Corporation's assets, or proceeds thereof, distributable among the holders of Series C Convertible Preferred Stock are insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series C Convertible Preferred Stock and any other Parity Stock ratably in accordance with the respective amounts that would be payable on such shares of Series C Convertible Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full.

                         B. Neither the voluntary sale, conveyance,  exchange or
                    transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Corporation's property or assets nor the consolidation, merger or amalgamation of the Corporation with or into any corporation or the consolidation, merger or amalgamation of any corporation with or into the Corporation shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

                         C. Subject to the rights of the holders of any Parity Stock, after payment has been made in full to the holders of the Series C Convertible Preferred Stock, as provided in this subparagraph (e)(v) of Paragraph FOURTH, holders of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of Series C Convertible Preferred Stock shall not be entitled to share therein.

                    vi. REDEMPTION OF THE SERIES C CONVERTIBLE  PREFERRED STOCK.
               Shares  of  Series  C  Convertible   Preferred   Stock  shall  be
               redeemable by the Corporation in accordance with this subparagraph (e)(vi) of Paragraph FOURTH.

                         A. The  Corporation may not redeem any shares of Series
                    C Convertible Preferred Stock before May 20, 2008. On or after May 20, 2008, the Corporation shall have the option to redeem, subject to subparagraph (e)(vi)(K) of this Paragraph FOURTH, some or all the shares of Series C Convertible Preferred Stock at the Redemption Price, but only if the Closing Sale Price of the Common Stock for 20 Trading Days within a period of 30 consecutive Trading Days ending on the Trading Day prior to the date the Corporation gives notice of such redemption pursuant to this subparagraph (e)(vi) of Paragraph FOURTH exceeds 135% of the Conversion Price in effect on each such Trading Day.

                         B. In the event the Corporation elects to redeem shares
                    of Series C Convertible Preferred Stock, the Corporation shall:

                         1. send a written  notice to the Registrar and Transfer
                    Agent of the Redemption Date, stating the number of shares to be redeemed and the Redemption Price, at least 35 days before the Redemption Date (unless a shorter period shall be satisfactory to the Registrar and Transfer Agent);

                         2. send a written  notice by first  class  mail to each
                    holder of record of the Series C Convertible Preferred Stock at such holder's registered address, not fewer than 30 nor more than 90 days prior to the Redemption Date stating:

                         (a) the Redemption Date;

                         (b) the  Redemption  Price and whether such  Redemption
                    Price will be paid in cash, shares of Common Stock, or, if a combination thereof, the percentages of the Redemption Price in respect of which the Corporation will pay in cash and shares of Common Stock;

                         (c) the Conversion Price and the Conversion Ratio;

                         (d) the  name  and  address  of the  Paying  Agent  and
                    Conversion Agent;

                         (e) that shares of Series C Convertible Preferred Stock
                    called for redemption may be converted at any time before 5:00 p.m., New York City time on the Business Day immediately preceding the Redemption Date;

                         (f) that  holders  who want to  convert  shares  of the
                    Series C Convertible Preferred Stock must satisfy the requirements set forth in subparagraph (e)(vi) of this Paragraph FOURTH of this Amended and Restated Certificate of Incorporation;

                         (g) that shares of the Series C  Convertible  Preferred
                    Stock called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                         (h) if fewer  than all the  outstanding  shares  of the
                    Series C Convertible Preferred Stock are to be redeemed by the Corporation, the number of shares to be redeemed;

                         (i) that,  unless the  Corporation  defaults  in making
                    payment of such Redemption Price, dividends in respect of the shares of Series C Convertible Preferred Stock called for redemption will cease to accumulate on and after the Redemption Date;

                         (j) the CUSIP number of the Series C Convertible Preferred Stock; and

                         (k) any other  information  the  Corporation  wishes to
                    present; and

                         3.  (a)   publish   the   information   set   forth  in
                    subparagraph (e)(vi)(B)(2) of this Paragraph FOURTH once in a daily newspaper printed in the English language and of general circulation in the Borough of Manhattan, The City of New York, (b) issue a press release containing such information and (c) publish such information on the Corporation's web site on the World Wide Web.

                    C. The Redemption Price shall be payable, at the Corporation's election, in cash, shares of Common Stock, or a combination of cash and shares of Common Stock; PROVIDED that the Corporation shall not be permitted to pay all or any portion of the Redemption Price in shares of Common Stock unless:

                         1. the  Corporation  shall  have  given  timely  notice
                    pursuant to subparagraph (e)(vi)(B) of this Paragraph FOURTH of its intention to purchase all or a specified percentage of the Series C Convertible Preferred Stock with shares of Common Stock as provided herein;

                         2. the Corporation shall have registered such shares of
                    Common Stock under the Securities Act and the Exchange Act, in each case, if required;

                         3. such shares of Common  Stock have been  approved for
                    listing of on a national securities exchange or have been approved for quotation in an inter-dealer quotation system of any registered United States national securities association; and

                         4. any necessary  qualification  or registration  under
                    applicable state securities laws have been obtained, if required.

                    If the foregoing conditions are not satisfied with respect to any holder or holders of Series C Convertible Preferred Stock prior to the close of business on the last day prior to the Redemption Date and the Corporation has elected to purchase the Series C Convertible Preferred Stock pursuant to this subparagraph through the issuance of shares of Common Stock, then, notwithstanding any election by the Corporation to the contrary, the Corporation shall pay the entire Redemption Price of the Series C Convertible Preferred Stock of such holder or holders in cash.

                    D. Payment of the specified  portion of the Redemption Price in shares of Common Stock pursuant to subparagraph (e)(vi) of this Paragraph FOURTH shall be made by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the portion of the Redemption Price, as the case may be, to be paid in shares of Common Stock by (ii) 97.5% of the average of the Closing Sale Prices of the Common Stock for the 5 Trading Days ending on the third Trading Day prior to the Redemption Date (appropriately adjusted to take into account the occurrence during such period of any event described in subparagraph (e)(viii) of this Paragraph FOURTH. The Corporation shall not issue fractional shares of Common Stock in payment of the Redemption Price. Instead, the Corporation shall pay cash based on the Closing Sale Price of the Common Stock on the Redemption Date for all fractional shares. Upon determination of the actual number of shares of Common Stock to be issued upon redemption of the Series C Convertible Preferred Stock, the Corporation shall be required to disseminate a press release through Dow Jones & Corporation, Inc. or Bloomberg Business News containing this information or publish the information on the Corporation's web site or through such other public medium as the Corporation may use at that time.

                    E. If the Corporation  gives notice of redemption,  then, by
               12:00 p.m., New York City time, on the Redemption Date, to the extent sufficient funds are legally available, the Corporation shall, with respect to:

                         1. shares of the Series C Convertible  Preferred  Stock
                    held by DTC or its nominees, deposit or cause to be deposited, irrevocably with DTC cash or shares of Common Stock, as applicable, sufficient to pay the Redemption Price and shall give DTC irrevocable instructions and authority to pay the Redemption Price to holders of such shares of the Series C Convertible Preferred Stock; and

                         2. shares of the Series C Convertible  Preferred  Stock
                    held in certificated form, deposit or cause to be deposited, irrevocably with the Paying Agent cash or shares of Common Stock, as applicable, sufficient to pay the Redemption Price and shall give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to holders of such shares of the Series C Convertible Preferred Stock upon surrender of their certificates evidencing their shares of the Series C Convertible Preferred Stock.

                    F. If on the  Redemption  Date,  DTC and/or the Paying Agent
               holds or hold money or shares of Common Stock, as applicable, sufficient to pay the Redemption Price for the shares of Series C Convertible Preferred Stock delivered for redemption as set forth herein, dividends shall cease to accumulate as of the Redemption Date on those shares of the Series C Convertible Preferred Stock called for redemption and all rights of holders of such shares shall terminate, except for the right to receive the Redemption Price pursuant to this subparagraph (e)(vi) of Paragraph FOURTH and the right to convert such shares of Series C Convertible Preferred Stock as provided in subparagraph (e)(vii)(A)(3) of this Paragraph FOURTH

                    G. Payment of the Redemption  Price for shares of the Series
               C Convertible Preferred Stock is conditioned upon book-entry transfer or physical delivery of certificates representing the Series C Convertible Preferred Stock, together with necessary endorsements, to the Paying Agent at any time after delivery of the notice of redemption.

                    H. If the  Redemption  Date  falls  after a Record  Date and before the related Dividend Payment Date, holders of the shares of Series C Convertible Preferred Stock at the close of business on that Record Date shall be entitled to receive the dividend payable on those shares on the corresponding Dividend Payment Date.

                    I. If fewer  than all the  outstanding  shares  of  Series C
               Convertible Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be selected by lot or pro rata (with any fractional shares being rounded to the nearest whole share) as may be determined by the Board of Directors

                    J. Upon surrender of a certificate or certificates representing shares of the Series C Convertible Preferred Stock that is or are redeemed in part, the Corporation shall execute and the Transfer Agent shall authenticate and deliver to the holder, a new certificate of certificates representing shares of the Series C Convertible Preferred Stock in an amount equal to the unredeemed portion of the shares of Series C Convertible Preferred Stock surrendered for partial redemption.

                    K. Notwithstanding the foregoing provisions of this subparagraph (e)(vi) of Paragraph FOURTH, unless full cumulative dividends (whether or not declared) on all outstanding shares of Series C Convertible Preferred Stock have been paid or contemporaneously are declared and paid or set apart for payment for all Dividend Periods terminating on or before the Redemption Date, none of the shares of Series C Convertible Preferred Stock shall be redeemed, and no sum shall be set aside for such redemption, unless pursuant to a purchase or exchange offer made on the same terms to all holders of Series C Convertible Preferred Stock and any Parity Stock. The Corporation may not redeem the Series C Convertible Preferred Stock if (i) as of the date of giving the redemption notice of any redemption pursuant to this subparagraph (e)(vi) of Paragraph FOURTH, such redemption would, if such date where the Redemption Date, reduce the net assets of the Corporation remaining after such redemption below twice the aggregate amount payable upon voluntary or involuntary liquidation, dissolution or winding up to the holders of Senior Stock or Parity Stock upon such liquidation, dissolution or winding up, or (ii) all cumulative dividends for the current and all prior dividend periods have not been declared and paid or have not been declared and set apart for payment on all shares of the Corporation having a right to cumulative dividends.

               vii. Conversion.

                    A.  RIGHT TO  CONVERT.  Each  share of Series C  Convertible
               Preferred Stock shall be convertible in accordance with, and subject to, this subparagraph (e)(vii) of Paragraph FOURTH into a number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) equal to the Conversion Rate in effect at such time. The Series C Convertible Preferred Stock shall be convertible only upon any of the events, and for the period, specified in the following clauses 1 through 5 below. Notwithstanding the foregoing, if any shares of Series C Convertible Preferred Stock are to be redeemed pursuant to subparagraph (e)(vi) of this Paragraph FOURTH, such conversion right shall cease and terminate, as to the shares of the Series C Convertible Preferred Stock to be redeemed, at 5:00 p.m., New York City time on the Business Day immediately preceding the Redemption Date, unless the Corporation shall default in the payment of the Redemption Price therefor, as provided herein. Upon the determination that holders of the Series C Convertible Preferred Stock are or will be entitled to convert shares of Series C Convertible Preferred Stock in accordance with any of the following provisions, the Corporation shall issue a press release and publish such information on its website on the World Wide Web.

                         1. Conversion Rights Based on Common Stock Price. At any time after June 30, 2003, the Series C Convertible Preferred Stock may be surrendered for conversion into shares of Common Stock in any fiscal quarter of the Corporation (and only during such fiscal quarter), if, as of the last day of the preceding fiscal quarter of the Corporation, the Closing Sale Price of the Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of such fiscal quarter is more than 110% of the Conversion Price as of the last day of such preceding fiscal quarter.

                         2. Conversion Rights Upon Credit Rating Events. The Series C Convertible Preferred Stock may be surrendered for conversion after the earlier of (a) the date the Series C Convertible Preferred Stock is assigned a credit rating by both S&P and Moody's and (b) May 3, 2003, in each case, during any period in which (1) the credit rating assigned to the Series C Convertible Preferred Stock by S&P is below CCC, (2) the credit rating assigned to the Series C Convertible Preferred Stock by Moody's is below Caa3, (3) either S&P or Moody's does not assign a credit rating to the Series C Convertible Preferred Stock or (4) any rating is suspended or withdrawn by either S&P or Moody's.

                         3. Conversion Rights Upon Notice of Redemption. The Series C Convertible Preferred Stock that has been called for redemption pursuant to subparagraph (e)(vi) of this Paragraph FOURTH hereof may be surrendered at any time prior to 5:00 p.m. New York City time on the Business Day immediately preceding the Redemption Date.

                         4.   Conversion   Rights  Upon  Occurrence  of  Certain
                    Corporate Transactions.

                         (a) If the  Corporation is a party to a  consolidation,
                    merger or binding share exchange pursuant to which shares of Common Stock would be converted into cash, securities or other property as set forth in subparagraph (e)(ix) of this Paragraph FOURTH, each share of Series C Convertible
                    Preferred Stock may be surrendered for conversion at any time from and after the date that is 15 days prior to the anticipated effective date of the transaction until 15 days after the actual date of such transaction and, at the effective time of the transaction, the right to convert a Series C Convertible Preferred Stock into shares of Common Stock shall be changed into a right to convert such Series C Convertible Preferred Stock into the kind and amount of cash, securities or other property of the Corporation or another Person that the holder would have received if the holder had converted such Series C Convertible Preferred Stock immediately prior to the transaction.

                         (b) If the  Corporation  distributes  to all holders of
                    any class of Common Stock (1) rights or warrants entitling them to purchase, for a period expiring within 45 days of the record date for such distribution, Common Stock at less than the average Closing Sale Price for the 10 Trading Days preceding the declaration date for such distribution, or (2) cash, assets, debt securities or rights to purchase the Corporation's securities, which distribution has a per share value exceeding 5% of the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the declaration date for such distribution, the Series C Convertible Preferred Stock may be surrendered for conversion on the date that the Corporation gives notice to the holders of such right, which shall not be less than 20 days prior to the time ("Ex-Dividend Time") immediately prior to the commencement of "ex-dividend" trading for such distribution on the New York Stock Exchange or such other principal national or regional exchange or market on which the Common Stock is then listed or quoted for such dividend or distribution, and the Series C Convertible Preferred Stock may be surrendered for conversion at any time thereafter until the earlier of close of business on the Business Day prior to the Ex-Dividend Time and the date the Corporation announces that such dividend or distribution will not take place. Notwithstanding the foregoing, holders shall not have the right to surrender shares of Series C Convertible Preferred Stock for conversion pursuant to this subparagraph (e)(vii)(A)(4)(b) of Paragraph FOURTH if they will otherwise participate in the distribution described above without first converting Series C Convertible Preferred Stock into Common Stock.

                         5. Conversion Upon Satisfaction Of Trading Price Condition. The Series C Convertible Preferred Stock may be surrendered for conversion any time during the five Business Day period after any five consecutive Trading Day period in which the Trading Price for each day of such five Trading Day period was less than 98% of the product of the Closing Sale Price and the Conversion Rate in effect on each such Trading Day.

                    B. Conversion Procedures.

                         1. Conversion of shares of the Series C Convertible Preferred Stock may be effected by any holder thereof upon the surrender to the Corporation, at the principal office of the Corporation or at the office of the Conversion Agent as may be designated by the Board of Directors, of the certificate or certificates for such shares of the Series C Convertible Preferred Stock to be converted accompanied a complete and manually signed Notice of Conversion (as set forth in the form of Series C Convertible Preferred Stock certificate attached hereto) along with (A) appropriate endorsements and transfer documents as required by the Registrar or Conversion Agent and (B) if required pursuant to subparagraph (e)(vii)(C) of this Paragraph FOURTH funds equal to the dividend payable on the next Dividend Payment Date. In case such Notice of Conversion shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names. Other than such taxes, the Corporation shall pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of the Series C Convertible Preferred Stock pursuant hereto. The conversion of the Series C Convertible Preferred Stock will be deemed to have been made on the date (the "Conversion Date") such certificate or certificates have been surrendered and the receipt of such Notice of Conversion and payment of all required transfer taxes, if any (or the demonstration to the satisfaction of the Corporation that such taxes have been paid). Promptly (but no later than two Business Days) following the Conversion Date, the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of the Series C Convertible Preferred Stock being converted (or such holder's transferee) shall be entitled, and (ii) if less than the full number of shares of the Series C Convertible Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted. On the Conversion Date, the rights of the holder of the Series C Convertible Preferred Stock as to the shares being converted shall cease except for the right to receive shares of Common Stock and the Person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

                         2. Anything herein to the contrary notwithstanding,  in
                    the case of Global Preferred Shares, Notices of Conversion may be delivered and shares of the Series C Convertible Preferred Stock representing beneficial interests in respect of such Global Preferred Shares may be surrendered for conversion in accordance with the applicable procedures of the Depositary as in effect from time to time.

                    C. Dividend and Other Payments Upon Conversion.

                         1. If a  holder  of  shares  of  Series  C  Convertible
                    Preferred Stock exercises conversion rights, such shares will cease to accumulate dividends as of the end of the day immediately preceding the Conversion Date. On conversion of the Series C Convertible Preferred Stock, except for conversion during the period from the close of business on any Record Date corresponding to a Dividend Payment Date to the close of business on the Business Day immediately preceding such Dividend Payment Date, in which case the holder on such Dividend Record Date shall receive the dividends payable on such Dividend Payment Date, accumulated and unpaid dividends on the converted share of Series C Convertible Preferred Stock shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Series C Convertible Preferred Stock being converted pursuant to the provisions hereof. Shares of the Series C Convertible Preferred Stock surrendered for conversion after the close of business on any Record Date for the payment of dividends declared and before the opening of business on the Dividend Payment Date corresponding to that Record Date must be accompanied by a payment to the Corporation in cash of an amount equal to the dividend payable in respect of those shares on such Dividend Payment Date; PROVIDED that a holder of shares of the Series C Convertible Preferred Stock on a Record Date who converts such shares into shares of Common Stock on the corresponding Dividend Payment Date shall be entitled to receive the dividend payable on such shares of the Series C Convertible Preferred Stock on such Dividend Payment Date, and such holder need not include payment to the Corporation of the amount of such dividend upon surrender of shares of the Series C Convertible Preferred Stock for conversion.

                         2. Notwithstanding the foregoing, if shares of the Series C Convertible Preferred Stock are converted during the period between the close of business on any Record Date and the opening of business on the corresponding Dividend Payment Date and the Corporation has called such shares of the Series C Convertible Preferred Stock for redemption during such period, or the Corporation has designated a Fundamental Change Purchase Date during such period, then, in each case, the holder who tenders such shares for conversion shall receive the dividend payable on such Dividend Payment Date and need not include payment of the amount of such dividend upon surrender of shares of the Series C Convertible Preferred Stock for conversion.

                    D. FRACTIONAL  SHARES.  In connection with the conversion of any shares of the Series C Convertible Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Corporation shall pay a cash adjustment in respect of any fractional interest in an amount equal to the fractional interest multiplied by the Closing Sale Price of the Common Stock on the Conversion Date, rounded to the nearest whole cent.

                    E. TOTAL SHARES. If more than one share of the Series C Convertible Preferred Stock shall be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion of those shares shall be computed on the basis of the total number of shares of the Series C Convertible Preferred Stock so surrendered.

                    F.   Reservation  of  Shares;   Shares  to  be  Fully  Paid;
               Compliance with Governmental Requirements; Listing of Common Stock. The Corporation shall:

                         1. at all times reserve and keep  available,  free from
                    preemptive rights, for issuance upon the conversion of shares of the Series C Convertible Preferred Stock such number of its authorized but unissued shares of Common Stock as shall from time to time be sufficient if necessary to permit the conversion of all outstanding shares of the Series C Convertible Preferred Stock;

                         2. prior to the  delivery  of any  securities  that the
                    Corporation shall be obligated to deliver upon conversion of the Series C Convertible Preferred Stock, comply with all applicable federal and state laws and regulations that require action to be taken by the Corporation (including, without limitation, the registration or approval, if required, of any shares of Common Stock to be provided for the purpose of conversion of the Series C Convertible Preferred Stock hereunder);

                         3. ensure that all shares of Common Stock delivered upon conversion of the Series C Convertible Preferred Stock, upon delivery, be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

               viii. CONVERSION RATE ADJUSTMENTS. The Conversion Rate shall be adjusted from time to time by the Corporation in accordance with the provisions of this subparagraph (e)(viii) of Paragraph FOURTH.

                    A. If the Corporation shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution by a fraction,

                         1. the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for the determination of stockholders entitled to receive such dividend or other distribution plus the total number of shares of Common Stock constituting such dividend or other distribution; and

                         2. the  denominator  of which  shall be the  number  of
                    shares of Common Stock outstanding at the close of business on the date fixed for such determination,

                    such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If any dividend or distribution of the type described in this subparagraph (e)(viii) of Paragraph FOURTH is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

                    B. If the Corporation  shall issue rights or warrants to all holders of any class of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days preceding the declaration date for such distribution, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction,

                         1. the numerator of which shall be the number of shares
                    of Common Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the total number of additional shares of Common Stock offered for subscription or purchase, and

                         2. the  denominator  of  which  shall be the sum of the
                    number of shares of Common Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights or warrants plus the number of shares that the aggregate offering price of the total number of shares so offered would purchase at a price equal to the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days preceding the declaration date for such distribution.

                    Such adjustment shall be successively made whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at a price less than the average of the Closing Sale Prices of the Common Stock for the 10 Trading Days preceding the declaration date for such distribution, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Corporation for such rights or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by the Board of Directors.

                    C. If the  outstanding  shares  of  Common  Stock  shall  be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                    D. If the  Corporation  shall,  by  dividend  or  otherwise, distribute to all holders of its Common Stock shares of any class of Capital Stock of the Corporation or evidences of its indebtedness or assets (including securities, but excluding (x) any rights or warrants referred to in subparagraph (e)(viii)(B) of this Paragraph FOURTH, (y) any dividend or distribution (I) paid exclusively in cash or (II) referred to in subparagraph
               (e)(viii)(A) of this Paragraph FOURTH and (z) any distribution referred to in subparagraph (e)(viii)(G) of this Paragraph FOURTH) (any of the foregoing hereinafter in this called the "Distributed Property")), then, in each such case, the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

                         1. the  numerator of which shall be the Current  Market
                    Price on such Record Date; and

                         2. the denominator of which shall be the Current Market
                    Price on such Record Date less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Distributed Property so distributed applicable to one share of Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Record Date; PROVIDED that if the then Fair Market Value (as so determined) of the portion of the Distributed Property so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Series C Convertible Preferred Stock shall have the right to receive upon conversion the amount of Distributed Property such holder would have received had such holder converted each share Series C Convertible Preferred Stock on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for purposes of this by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date.

                    Rights or warrants (including rights under the Corporation's Rights Agreement) distributed by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Corporation's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):
                    (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this subparagraph (e)(viii)(D) of Paragraph FOURTH (and no adjustment to the Conversion Rate under this subparagraph
                    (e)(viii)(D) of Paragraph FOURTH will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this subparagraph
                    (e)(viii)(D) of Paragraph FOURTH. If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Amended and Restated Certificate of Incorporation, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this subparagraph (e)(viii)(D) of Paragraph FOURTH was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise thereof, the Conversion Rate shall be readjusted as if such expired or terminated rights and warrants had not been issued.

                    For purposes of this subparagraph (e)(viii)(D) and subparagraph (e)(viii)(A) and (B) of Paragraph FOURTH, any dividend or distribution to which this subparagraph
                    (e)(viii)(D) of Paragraph FOURTH is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this subparagraph (e)(viii)(D) of Paragraph FOURTH with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by subparagraph (e)(viii)(A) and (B) of this Paragraph FOURTH with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of subparagraph (e)(viii)(A) and (B) of this Paragraph FOURTH and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (e)(viii)(A) of this Paragraph FOURTH.

                    E. If the  Corporation  shall,  by  dividend  or  otherwise, distribute to all holders of its Common Stock cash, excluding any dividend or distribution in connection with the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to the extent that the aggregate amount of cash distributions per share of Common Stock in any twelve month period exceeds the greater of (x) the annualized amount per share of Common Stock of the next preceding quarterly cash dividend on the Common Stock to the extent that such preceding quarterly dividend did not require any adjustment of the Conversion Rate pursuant to this subparagraph (e)(viii)(E) of Paragraph FOURTH (as adjusted to reflect subdivisions, or combinations of the Common Stock), and (y) 5% of the average of the Closing Sale Price during the ten Trading Days immediately prior to the date of declaration of such dividend, then, in such case, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on such record date by a fraction,

                         1. the  numerator of which shall be the Current  Market
                    Price on such record date; and

                         2. the denominator of which shall be the Current Market
                    Price on such record date less the amount of cash so distributed (including only the amount of cash distributed in excess of the threshold set forth above) applicable to one share of Common Stock, such adjustment to be effective immediately prior to the opening of business on the day following the Record Date; PROVIDED that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Series C Convertible Preferred Stock shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each share of Series C Convertible Preferred Stock on the Record Date. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this subparagraph
                    (e)(viii)(E) of Paragraph FOURTH as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the quarterly cash dividend permitted to be excluded pursuant hereto. If an adjustment is required to be made as set forth in this subparagraph (e)(viii)(E) of Paragraph FOURTH above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

                    F. If a tender or exchange offer made by the  Corporation or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that as of the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) exceeds the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Expiration Time by a fraction,

                         1. the  numerator  of which shall be the sum of (x) the
                    Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, and

                         2. the  denominator  of which  shall be the  number  of
                    shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the Closing Sale Price of a share of Common Stock on the Trading Day next succeeding the Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Corporation is obligated to purchase shares pursuant to any such tender or exchange offer, but the Corporation is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made.

                    G. If the Corporation pays a dividend or makes a distribution to all holders of its Common Stock consisting of capital stock of any class or series, or similar equity interests, of or relating to a Subsidiary or other business unit of the Corporation, the Conversion Rate shall be increased so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

                         1. the  numerator  of which shall be the sum of (A) the
                    average of the Closing Sale Prices of the Common Stock for the ten (10) Trading Days commencing on and including the fifth Trading Day after the date on which "ex-dividend trading" commences for such dividend or distribution on The New York Stock Exchange or such other national or regional exchange or market which such securities are then listed or quoted (the "Ex-Dividend Date") plus (B) the fair market value of the securities distributed in respect of each share of Common Stock for which this subparagraph (e)(viii)(G) of Paragraph FOURTH applies, which shall equal the number of securities distributed in respect of each share of Common Stock multiplied by the average of the Closing Sale Prices of those distributed securities for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date; and

                         2. the denominator of which shall be the average of the
                    Closing Sale Prices of the Common Stock for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date,

                    such adjustment to become effective immediately prior to the opening of business on the day following fifteenth Trading Day after the Ex-Dividend Date; PROVIDED that if (x) the average of the Closing Sale Prices of the Common Stock for the ten (10) Trading Days commencing on and including the fifth Trading Day after the Ex-Dividend Date minus (y) the fair market value of the securities distributed in respect of each share of Common Stock for which this subparagraph
                    (e)(viii)(G) of Paragraph FOURTH applies (as calculated in subparagraph (e)(viii)(G)(1) above) is less than $1.00, then the adjustment provided by for by this subparagraph
                    (e)(viii)(G) of Paragraph FOURTH shall not be made and in lieu thereof the provisions of subparagraph (e)(ix) of this Paragraph FOURTH shall apply to such distribution.

                    H. In case of a tender or  exchange  offer  made by a Person other than the Corporation or any Subsidiary of the Corporation for an amount that increases the offeror's ownership of Common Stock to more than 25% of the Common Stock outstanding and shall involve the payment by such Person of consideration per share of Common Stock having a Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) that as of the last time (the "Offer Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) exceeds the Closing Sale Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, and in which, as of the Offer Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the Offer Expiration Time by a fraction,

                         1. the  numerator  of which shall be the sum of (x) the
                    Fair Market Value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Offer Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Accepted Purchased Shares") and
                    (y) the product of the number of shares of Common Stock outstanding (less any Accepted Purchased Shares) at the Offer Expiration Time and the Closing Sale Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, and

                         2. the  denominator  of which  shall be the  number  of
                    shares of Common Stock outstanding (including any tendered or exchanged shares) at the Offer Expiration Time multiplied by the Closing Sale Price of the Common Stock on the Trading Day next succeeding the Offer Expiration Time, such adjustment to become effective immediately prior to the opening of business on the day following the Offer Expiration Time. In the event that such Person is obligated to purchase shares pursuant to any such tender or exchange offer, but such Person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this subparagraph (e)(viii)(H) of Paragraph FOURTH shall not be made if, as of the Offer Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Corporation to engage in any transaction described in subparagraph (e)(ix) of this Paragraph FOURTH.

                    I. The Corporation may make such increases in the Conversion
               Rate in addition to those required by subparagraphs (e)(viii)(A),
               (B), (C), (D), (E), (F), (G) and (H) of this Paragraph FOURTH as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Corporation from time to time may increase the Conversion Rate by any amount for any period of time if the Board of Directors shall have made a determination that such increase would be in the best interests of the Corporation, which determination shall be conclusive. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Corporation shall mail to holders of the Series C Convertible Preferred Stock a notice of the increase prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which they will be in effect.

                    J. No  adjustment in the  Conversion  Rate shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in such rate; PROVIDED that any adjustments that by reason of this subparagraph (e)(viii)(J) of Paragraph FOURTH are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this subparagraph (e)(viii) of Paragraph FOURTH shall be made by the Corporation and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be. No adjustment need be made for rights to purchase Common Stock pursuant to a Corporation plan for reinvestment of dividends or interest or, except as set forth in this subparagraph (e)(viii) of Paragraph FOURTH, for any issuance of Common Stock or convertible or exchangeable securities or rights to purchase Common Stock or convertible or exchangeable securities. To the extent the Securities become convertible into cash, assets, property or securities (other than Capital Stock of the Corporation), subject to subparagraph (e)(ix) of this Paragraph FOURTH, no adjustment need be made thereafter as to the cash, assets, property or such securities. Dividends will not accrue on any cash into which the Series C Convertible Preferred Stock is convertible.

                    K. Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall promptly file with the Conversion Agent an Officer's certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a responsible officer of the Conversion Agent shall have received such Officer's certificate, the Conversion Agent shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the each holder of Series C Convertible Preferred Stock at his last address appearing on the register within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

                    L. For purposes of this subparagraph  (e)(viii) of Paragraph
               FOURTH, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation, unless such treasury shares participate in any distribution or dividend that requires an adjustment pursuant to this subparagraph (e)(viii) of Paragraph FOURTH, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

               ix. Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege.

                    A. If any of the  following  events  occur,  namely  (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which subparagraph (e)(viii)(C) of this Paragraph FOURTH applies), (ii) any consolidation, merger or combination of the Corporation with another Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Corporation to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then each share of Series C Convertible Preferred Stock shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Series C Convertible Preferred Stock (assuming, for such purposes, a sufficient number of authorized shares of Common Stock are available to convert all such Series C Convertible Preferred Stock) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this subparagraph (e)(ix) of Paragraph FOURTH the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

                    B. The Corporation  shall cause notice of the application of this subparagraph (e)(ix) of Paragraph FOURTH within twenty (20) days after the occurrence of the events specified in subparagraph
               (e)(ix)(A) of this Paragraph FOURTH and shall issue a press release containing such information and publish such information on its website on the World Wide Web. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

                    C. The above  provisions of this paragraph  shall  similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances, and the provisions of subparagraph (e)(viii) of this Paragraph FOURTH shall apply to any shares of Capital Stock received by the holders of Common Stock in any such reclassification, change, consolidation, merger, combination, sale or conveyance.

                    D. If this subparagraph  (e)(ix) of Paragraph FOURTH applies to any event or occurrence, subparagraph (e)(viii) of this Paragraph FOURTH shall not apply.

               x. RIGHTS ISSUED IN RESPECT OF COMMON STOCK ISSUED UPON CONVERSION. Each share of Common Stock issued upon conversion of the Series C Convertible Preferred Stock shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, as the case may be, including without limitation, the rights under the Rights Agreement (collectively, the "Rights"), if any, that shares of Common Stock are entitled to receive and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Corporation, as the same may be amended from time to time (in each case, a "Rights Plan"). Provided that such Rights Plan requires that each share of Common Stock issued upon conversion of Series C Convertible Preferred Stock at any time prior to the distribution of separate certificates representing the Rights be entitled to receive such Rights, then, notwithstanding anything else to the contrary in this Amended and Restated Certificate of Incorporation, there shall not be any adjustment to the conversion privilege or Conversion Rate as a result of the issuance of Rights, but an adjustment to the Conversion Rate shall be made pursuant to subparagraph (e)(viii)(D) of this Paragraph FOURTH upon the separation of the Rights from the Common Stock.

               xi. Fundamental Change.

                    A. REPURCHASE RIGHT. If there shall occur a Fundamental Change, shares of Series C Convertible Preferred Stock shall be purchased by the Corporation at the option of the holders thereof as of the date specified by the Corporation that is not less than 20 Business Days nor more than 35 Business Days after the occurrence of the Fundamental Change (the "Fundamental Change Purchase Date"), subject to satisfaction by or on behalf of any holder of the requirements set forth in subparagraph (e)(xi)(C) of this Paragraph FOURTH . The Purchase Price shall be paid, at the option of the Corporation, in cash, shares of Common Stock, or any combination thereof; PROVIDED that the Corporation shall not be permitted to pay all or any portion of the Purchase Price in shares of Common Stock unless:

                         1. the  Corporation  shall  have  given  timely  notice
                    pursuant to subparagraph (e)(xi)(B) of this Paragraph FOURTH hereof of its intention to purchase all or a specified percentage of the Preferred Shares with shares of Common Stock as provided herein;

                         2. the Corporation shall have registered such shares of
                    Common Stock under the Securities Act and the Exchange Act, in each case, if required;

                         3. such shares of Common  Stock have been  approved for
                    listing of on a national securities exchange or have been approved for quotation in an inter-dealer quotation system of any registered United States national securities association; and

                         4. any necessary  qualification  or registration  under
                    applicable state securities laws have been obtained, if required;

               PROVIDED FURTHER that if the Corporation shall be prohibited under any agreements applicable to it from paying the Purchase Price in cash, or an event of default (howsoever described) shall arise under any such agreement upon the payment of the Purchase Price in cash, then, notwithstanding any notice by the Corporation to the contrary, the Corporation shall, to the extent not prohibited by such agreements and applicable law, pay the Purchase Price in Common Stock or, in the case of a merger in which the Corporation is not the surviving Person, Common Stock of the surviving Person or its direct or indirect parent. If the foregoing conditions to pay the Purchase Price in shares of Common Stock are not satisfied with respect to any holder or holders of Series C Convertible Preferred Stock prior to the close of business on the last day prior to the Fundamental Change Purchase Date and the Corporation has elected to purchase the Series C Convertible Preferred Stock pursuant to this subparagraph through the issuance of shares of Common Stock, then, notwithstanding any election by the Corporation to the contrary, the Corporation shall pay the entire Purchase Price of the Series C Convertible Preferred Stock of such holder or holders in cash.

                    B. NOTICE TO HOLDERS. Within 15 Business Days after the occurrence of a Fundamental Change, the Corporation shall mail a written notice of the Fundamental Change to each holder, issue a press release containing such notice and publish such notice on its website on the World Wide Web. The notice shall include the form of a Fundamental Change Purchase Notice to be completed by the holder and shall state:

                         1. the date of such  Fundamental  Change and,  briefly,
                    the events causing such Fundamental Change;

                         2. the date by which the  Fundamental  Change  Purchase
                    Notice pursuant to this subparagraph (e)(xi) of Paragraph FOURTH must be given;

                         3. the Fundamental Change Purchase Date;

                         4. the Purchase Price that will be payable with respect
                    to the shares of Series C Convertible Preferred Stock as of the Fundamental Change Purchase Date, and whether such Purchase Price will be paid in cash, shares of Common Stock, or, if a combination thereof, the percentages of the Purchase Price in respect of which the Corporation will pay in cash and shares of Common Stock;

                         5. the name and address of each Paying Agent and Conversion Agent;

                         6. the Conversion Rate and any adjustments thereto;

                         7. that Series C Convertible Preferred Stock as to which a Fundamental Change Purchase Notice has been given may be converted into Common Stock pursuant to this Amended and Restated Certificate of Incorporation only to the extent that the Fundamental Change Purchase Notice has been withdrawn in accordance with the terms of this Amended and Restated Certificate of Incorporation;

                         8.  the   procedures   that  the  holder  of  Series  C
                    Convertible Preferred Stock must follow to exercise rights under this subparagraph (e)(xi) of Paragraph FOURTH; and

                         9. the procedures for withdrawing a Fundamental  Change
                    Purchase Notice, including a form of notice of withdrawal.

               If any of the Series C Convertible Preferred Stock is in the form of Global Preferred Shares, then the Corporation shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the purchase of Global Preferred Shares.

                    C. Conditions to Purchase.

                         1. A holder of shares of Series C Convertible Preferred
                    Stock may  exercise  its rights  specified  in  subparagraph
                    (e)(xi)(A) of this Paragraph FOURTH upon delivery of a written notice (which shall be in substantially the form included as an attachment to the Series C Convertible Preferred Stock (attached as Exhibit E hereto) and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Preferred Shares, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of the exercise of such rights (a "Fundamental Change Purchase Notice") to any Transfer Agent at any time prior to the close of business on the Business Day immediately before the Fundamental Change Purchase Date.

                         2. The  delivery of such share of Series C  Convertible
                    Preferred Stock to the Transfer Agent (together with all necessary endorsements) at the office of such Transfer Agent shall be a condition to the receipt by the holder of the Fundamental Change Purchase Price.

                         3. Any purchase by the Corporation contemplated pursuant to the provisions of this subparagraph (e)(xi)(C) of Paragraph FOURTH shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Fundamental Change Purchase Date and the time of delivery of such share of Series C Convertible Preferred Stock to the Transfer Agent in accordance with this subparagraph (e)(xi) of Paragraph FOURTH.

                    D.   WITHDRAWAL  OF  FUNDAMENTAL   CHANGE.   Notwithstanding
               anything herein to the contrary, any holder of Series C Convertible Preferred Stock delivering to a Transfer Agent the
               Fundamental Change Purchase Notice shall have the right to withdraw such Fundamental Change Purchase Notice in whole or as to a portion thereof that is a share of Series C Convertible Preferred Stock or an integral multiple thereof at any time prior to the close of business on the Business Day before the Fundamental Change Purchase Date by delivery of a written notice of withdrawal to the Transfer Agent in accordance with provisions of this subparagraph (e)(xi)(D) of Paragraph FOURTH. The Transfer Agent shall promptly notify the Corporation of the receipt by it of any Fundamental Change Purchase Notice or written withdrawal thereof. A Fundamental Change Purchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Transfer Agent in accordance with the Fundamental Change Purchase Notice at any time prior to the close of business on the applicable Fundamental Change Purchase Date specifying:

                         1. if  certificated  shares  of  Series  C  Convertible
                    Preferred Stock have been issued, the certificate numbers for such shares in respect of which such notice of withdrawal is being submitted, or if not, such information as required by the Depositary;

                         2. the number of shares of Series C Convertible Preferred Stock, in integral multiples, with respect to which such notice of withdrawal is being submitted; and

                         3. the number of shares of Series C Convertible Preferred Stock, if any, that remain subject to the original Fundamental Change Purchase Notice and have been or will be delivered for purchase by the Corporation.

               The Transfer Agent will promptly return to the respective holders thereof any shares of Series C Convertible Preferred Stock with respect to which a Fundamental Change Purchase Notice has been withdrawn in compliance with this Amended and Restated Certificate of Incorporation, in which case, upon such return, the Fundamental Change Purchase Notice with respect thereto shall be deemed to have been withdrawn.

                    E. GLOBAL PREFERRED SHARES.  Anything herein to the contrary notwithstanding, in the case of Global Preferred Shares, any Fundamental Change Purchase Notice may be delivered or withdrawn and the shares of Series C Convertible Preferred Stock in respect of such Global Preferred Shares may be surrendered or delivered for purchase in accordance with the applicable procedures of the Depositary as in effect from time to time.

                    F. EFFECT OF FUNDAMENTAL CHANGE PURCHASE NOTICE. Upon receipt by the Transfer Agent of the Fundamental Change Purchase Notice, the holder of the shares of Series C Convertible Preferred Stock in respect of which such Fundamental Change
               Purchase Notice was given shall (unless such Fundamental Change Purchase Notice is withdrawn as specified below) thereafter be entitled to receive the Purchase Price with respect to such shares of Series C Convertible Preferred Stock, subject to subparagraph (e)(xi)(C) of this Paragraph FOURTH hereof. Such Purchase Price shall be paid to such holder promptly following the later of (a) the Fundamental Change Purchase Date with respect to such shares of Series C Convertible Preferred Stock and (b) the time of delivery of such shares of Series C Convertible Preferred Stock to the Transfer Agent by the holder thereof in the manner required by this subparagraph. Shares of Series C Convertible Preferred Stock in respect of which a Fundamental Change Purchase Notice has been given by the holder thereof may not be converted into Common Stock on or after the date of the delivery of such Fundamental Change Purchase Notice unless such Fundamental Change Purchase Notice has first been validly withdrawn as specified in subparagraph (e)(xi)(D) of this Paragraph FOURTH above.

                    G. PAYMENT OF PURCHASE PRICE IN COMMON STOCK. Payment of the
               specified portion of the Purchase Price in shares of Common Stock pursuant to subparagraph (e)(xi)(A) of this Paragraph FOURTH hereof shall be made by the issuance of a number of shares of Common Stock equal to the quotient obtained by dividing (i) the portion of the Purchase Price, as the case may be, to be paid in shares of Common Stock by (ii) 97.5% of the average of the Closing Sale Prices of the Common Stock for the 5 Trading Days ending on the third Trading Day prior to the Fundamental Change Purchase Date (appropriately adjusted to take into account the occurrence, during such period of any event described in subparagraph (e)(viii) of this Paragraph FOURTH). The Corporation will not issue fractional shares of Common Stock in payment of the Purchase Price. Instead, the Corporation will pay cash based on the Closing Sale Price for all fractional shares on the Fundamental Change Purchase Date. If a holder of Series C Convertible Preferred Stock elects to have more than one share of Series C Convertible Preferred Stock purchased, the number of shares of Common Stock shall be based on the aggregate number of shares of Series C Convertible Preferred Stock to be purchased. Upon determination of the actual number of shares of Common Stock to be issued upon repurchase of Series C Convertible Preferred Stock, the Corporation shall be required to disseminate a press release through Dow Jones & Corporation, Inc. or Bloomberg Business News containing this information or publish the information on the Corporation's Web site or through such other public medium as the Corporation may use at that time.

                    H. DEPOSIT OF PURCHASE PRICE.  Prior to 11:00 a.m. (New York
               City time) on the Business Day immediately following the Fundamental Change Purchase Date, the Corporation shall deposit with the Paying Agent an amount of cash (in immediately available funds if deposited on such Business Day), Common Stock, or combination of cash and Common Stock, as applicable, sufficient to pay the aggregate Purchase Price of all shares of Series C Convertible Preferred Stock or portions thereof which are to be purchased as of the Fundamental Change Purchase Date. The manner in which the deposit required by this subparagraph (e)(xi)(H) of this Paragraph FOURTH is made by the Corporation shall be at the option of the Corporation, PROVIDED, however, that such deposit shall be made in a manner such that the Paying Agent shall have immediately available funds on the date of deposit. If a Paying Agent holds, in accordance with the terms hereof, cash, Common Stock or cash and Common Stock, as applicable, sufficient to pay the Purchase Price of any share of Series C Convertible Preferred Stock for which a Fundamental Change Purchase Notice has been tendered and not withdrawn in accordance with this Amended and Restated Certificate of Incorporation on the Business Day following the Fundamental Change Purchase Date then, immediately after such Fundamental Change Purchase Date, such share of Series C Convertible Preferred Stock will cease to be outstanding, dividends (including Special Dividends) will cease to accrue and the rights of the holder in respect thereof shall terminate (other than the right to receive the Purchase Price as aforesaid). The Corporation shall publicly announce the number of shares of Series C Convertible Preferred Stock purchased as a result of such Fundamental Change on or as soon as practicable after the Fundamental Change Purchase Date.

                    I. SERIES C CONVERTIBLE  PREFERRED  STOCK PURCHASED IN PART.
               Upon surrender of a certificate or certificates representing shares of the Series C Convertible Preferred Stock that is or are purchased in part, the Corporation shall execute and the Transfer Agent shall authenticate and deliver to the holder, a new certificate of certificates representing shares of the Series C Convertible Preferred Stock in an amount equal to the unpurchased portion of the shares of Series C Convertible Preferred Stock surrendered for partial purchase.

                    J. REPAYMENT TO THE CORPORATION. The Paying Agent shall return to the Corporation any cash that remains unclaimed for two years, subject to applicable unclaimed property law, together with interest, if any, thereon held by them for the payment of the Fundamental Change Purchase Price; PROVIDED, however, that to the extent that the aggregate amount of cash deposited by the Corporation pursuant to this subparagraph exceeds the aggregate Purchase Price of the Series C Convertible Preferred Stock or portions thereof which the Corporation is obligated to purchase as of the Fundamental Change Purchase Date, then on the Business Day following the Fundamental Change Purchase Date, the Paying Agent shall return any such excess to the Corporation. Thereafter, any holder entitled to payment must look to the Corporation for payment as general creditors, unless an applicable abandoned property law designates another Person.

               xii. Voting Rights.

                    A. The holders of record of shares of the Series C Convertible Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this subparagraph
               (e)(xii)  of  Paragraph  FOURTH,  as  otherwise  provided in this
               Amended and Restated Certificate of Incorporation, or as otherwise provided by law.

                    B. The affirmative vote of holders of at least two-thirds of the outstanding shares of the Series C Convertible Preferred Stock and all other preferred stock ranking on a parity with the Series C Convertible Preferred Stock with like voting rights , voting as a single class, in person or by proxy, at a special meeting called for the purpose, or by written consent in lieu of meeting, shall be required to alter, repeal or amend, whether by merger, consolidation, combination, reclassification or otherwise, any provisions of this Amended and Restated Certificate of Incorporation if the amendment would amend, alter or affect the powers, preferences or rights of the Preferred Stock, so as to adversely affect the holders thereof, including, without limitation, the creation of, or increase in the authorized number of, shares of any class or series of Senior Stock; PROVIDED HOWEVER, that (i) any increase in the amount of the authorized common stock or authorized preferred stock or the creation and issuance of other series of common stock or preferred stock ranking on a parity with or junior to the preferred stock as to dividends and upon liquidation will not be deemed to materially and adversely affect such powers, preference or special rights; and (ii) the creation of, or increase in the authorized number of, shares of any class or series of Senior Stock shall be deemed to materially and adversely affect such powers, preference or special rights.

                    C. If at any time (1)  dividends  on any  shares of Series C
               Convertible Preferred Stock or any other class or series of Parity Stock having like voting rights shall be in arrears for dividend periods, whether or not consecutive, containing in the aggregate a number of days equivalent to six calendar quarters or
               (2) the Corporation shall have failed to pay the Redemption Price when due or the Purchase Price when due, then, in each case, the holders of shares of Series C Convertible Preferred Stock (voting separately as a class with all other series of preferred stock ranking on parity with the Series C Convertible Preferred Stock upon which like voting rights have been conferred and are exercisable) will be entitled to elect at the next annual meeting of the stockholders of the Corporation or at a special meeting called for such purpose, whichever is earlier, two of the authorized number of the Corporation's directors (each, a "Series C Convertible Preferred Stock Director") at the next annual meeting of stockholders and each subsequent meeting until all dividends accumulated on the Series C Convertible Preferred Stock have been fully paid or set aside for payment. The term of office of such Series C Convertible Preferred Stock Directors will terminate immediately upon the termination of the right of the holders of Series C Convertible Preferred Stock to vote for directors. Each holder of shares of the Series C Convertible Preferred Stock will have one vote for each share of Series C
               Preferred  Stock held.  At any time after  voting  power to elect directors shall have become vested and be continuing in the holders of the Series C Convertible Preferred Stock pursuant to this subparagraph (e)(xii)(C) of Paragraph FOURTH, or if a vacancy shall exist in the offices of Series C Convertible Preferred Stock Directors, the Board of Directors may, and upon written request of the holders of record of at least 25% of the Outstanding Series C Convertible Preferred Stock addressed to the Chairman of the Board of the Corporation shall, call a special meeting of the holders of the Series C Convertible Preferred Stock (voting separately as a class with all other series of preferred stock ranking on parity with the Series C Convertible Preferred Stock upon which like voting rights have been conferred and are exercisable) for the purpose of electing the Series C Convertible Preferred Stock Directors that such holders are entitled to elect. At any meeting held for the purpose of electing Series C Convertible Preferred Stock Directors, the presence in person or by proxy of the holders of at least a majority of the Outstanding Series C Convertible Preferred Stock shall be required to constitute a quorum of such Series C Convertible Preferred Stock. Any vacancy occurring in the office of a Series C Convertible Preferred Stock Director may be filled by the remaining Series C Convertible Preferred Stock Director unless and until such vacancy shall be filled by the holders of the Series C Convertible Preferred Stock and other Parity Stock having like voting rights, if any. The Series C Convertible Preferred Stock Directors shall agree, prior to their election to office, to resign upon any termination of the right of the holders of Series C Convertible Preferred Stock to vote as a class for Series C Convertible Preferred Stock Directors as herein provided, and upon such termination, the Series C Convertible Preferred Stock Directors then in office shall forthwith resign.

               xiii. TRANSFER AGENT AND REGISTRAR. The duly appointed Transfer Agent and Registrar for the Series C Convertible Preferred Stock shall be UMB Bank, N.A. The Corporation may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Corporation and the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

               xiv. CURRENCY. All shares of Series C Convertible Preferred Stock shall be denominated in U.S. currency, and all payments and distributions thereon or with respect thereto shall be made in U.S. currency. All references herein to "$"or "dollars" refer to U.S. currency.

               xv. FORM.

                    A. Series C Convertible  Preferred  Stock shall be issued in the form of one or more permanent global shares of Series C Convertible Preferred Stock in definitive, fully registered form with the global legend (the "Global Shares Legend") and, until such time as otherwise determined by the Corporation and the Registrar, the restricted shares legend (the "Restricted Shares Legend"), each as set forth on the form of Series C Convertible Preferred Stock certificate attached hereto as Exhibit A (each, a "Global Preferred Share"), which is hereby incorporated in and expressly made a part of this Amended and Restated Certificate of Incorporation. The Global Preferred Share may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation). The Global Preferred Share shall be deposited on behalf of the holders of the Series C Convertible Preferred Stock represented thereby with the Registrar, at its New York office, as custodian for DTC or a Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Corporation and countersigned and registered by the Registrar as hereinafter provided. The aggregate number of shares represented by each Global Preferred Share may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. This subparagraph (e)(xv) of Paragraph FOURTH shall apply only to a
               Global Preferred Share deposited with or on behalf of the Depositary. The Corporation shall execute and the Registrar shall, in accordance with this subparagraph, countersign and deliver initially one or more Global Preferred Shares that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Registrar to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Amended and Restated Certificate of Incorporation with respect to any Global Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary or under such Global Preferred Share, and the Depositary may be treated by the Corporation, the Registrar and any agent of the Corporation or the Registrar as the absolute owner of such Global Preferred Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Registrar or any agent of the Corporation or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Share. Owners of beneficial interests in Global Preferred Shares shall not be entitled to receive physical delivery of certificated shares of Series C Convertible Preferred Stock, unless (x) DTC is unwilling or unable to continue as Depositary for the Global Preferred Share and the Corporation does not appoint a qualified replacement for DTC within 90 days, (y) DTC ceases to be a "clearing agency" registered under the Exchange Act or (z) the Corporation decides to discontinue the use of book-entry transfer through DTC (or any successor Depositary). In either such case, the Global Preferred Share shall be exchanged in whole for definitive shares of Series C Convertible Preferred Stock in registered form, with the same terms and of an equal aggregate Liquidation Preference, and bearing a Restricted Shares Legend (unless the Corporation determines otherwise in accordance with applicable law). Definitive shares of Series C Convertible Preferred Stock shall be registered in the name or names of the Person or Person specified by DTC in a written instrument to the Registrar.

                    B. 1. An Officer shall sign the Global  Preferred  Share for the Corporation, in accordance with the Corporation's bylaws and applicable law, by manual or facsimile signature.

                         2. If an Officer whose signature is on a Global Preferred Share no longer holds that office at the time the Transfer Agent authenticates the Global Preferred Share, the Global Preferred Share shall be valid nevertheless.

                         3. A Global Preferred Share shall not be valid until an
                    authorized signatory of the Transfer Agent manually countersigns Global Preferred Share. The signature shall be conclusive evidence that the Global Preferred Share has been authenticated under this Amended and Restated Certificate of Incorporation. Each Global Preferred Share shall be dated the date of its authentication.

               xvi. Registration; Transfer.

                    A. The Series C Convertible  Preferred  Stock and the Common
               Stock  issuable  upon  conversion  of  the  shares  of  Series  C
               Convertible Preferred Stock have not been registered under the Securities Act and may not be resold, pledged or otherwise transferred prior to the date when they no longer constitute "restricted securities" for purposes of Rule 144(k) under the Securities Act other than (i) to the Corporation, (ii) to "qualified institutional buyers" pursuant to and in compliance with Rule 144A under the Securities Act ("Rule 144A"), (iii) pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 144 under the Securities Act or (iv) pursuant to an effective registration statement under the Securities Act, in each case, in accordance with any applicable securities laws of any state of the United States.

                    B. Notwithstanding any provision to the contrary herein, so long as a Global Preferred Share remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Preferred Share, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with this subparagraph (e)(xvi) of Paragraph FOURTH; PROVIDED, however, that a beneficial interest in a Global Preferred Share bearing the Restricted Shares Legend may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in a different Global Preferred Share not bearing the Restricted Shares Legend in accordance with the transfer restrictions set forth in the Restricted Shares Legend and the provisions set forth in subparagraph (e)(xvi)(C)(2) of this Paragraph FOURTH.

                    C. 1. Except for  transfers or exchanges  made in accordance with subparagraph (e)(xvi)(C)(2) of this Paragraph FOURTH, transfers of a Global Preferred Share shall be limited to transfers of such Global Preferred Share in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                         2. If an owner  of a  beneficial  interest  in a Global
                    Preferred Share deposited with the Depositary or with the Registrar as custodian for the Depositary wishes at any time to transfer its interest in such Global Preferred Share bearing the Restricted Shares Legend to a Person who is eligible to take delivery thereof in the form of a beneficial interest in a Global Preferred Share not bearing the Restricted Shares Legend, such owner may, subject to the rules and procedures of the Depositary, cause the exchange of such interest for a new beneficial interest in the applicable Global Preferred Share. Upon receipt by the Registrar at its office in The City of New York of (A) instructions from the holder directing the Registrar to transfer its interest in the applicable Global Preferred Share, such instructions to contain the name of the transferee and appropriate account information, (B) a certificate in the form of Certificate of Transfer on the reverse side of the form of Series C Convertible Preferred Stock certificate attached hereto as Exhibit B, given by the transferor, to the effect set forth therein, and (C) such other certifications, legal opinions and other information as the Corporation or the Registrar may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Registrar shall instruct the Depositary to reduce or cause to be reduced such Global Preferred Share bearing the Restricted Shares Legend (in the form attached as Schedule
                    A) by the number of shares of the beneficial interest therein to be exchanged and to debit or cause to be debited from the account of the Person making such transfer the beneficial interest in the Global Preferred Share that is being transferred, and concurrently with such reduction and debit, the Registrar will instruct the Depositary to increase or cause to be increased the applicable Global Preferred Share not bearing the Restricted Shares Legend by the aggregate number of shares being exchanged and to credit or cause to be credited to the account of the transferee the beneficial interest in the Global Preferred Share that is being transferred.

                    D. Except in connection with a Shelf Registration  Statement
               contemplated   by  and  in  accordance  with  the  terms  of  the
               Registration Rights Agreement relating to the Series C Convertible Preferred Stock and shares of Common Stock issuable on conversion of the Series C Convertible Preferred Stock (collectively, the "Registrable Securities") if shares of Series C Convertible Preferred Stock are issued upon the transfer, exchange or replacement of Series C Convertible Preferred Stock bearing the Restricted Shares Legend, or if a request is made to remove such Restricted Shares Legend on Series C Convertible Preferred Stock, the Series C Convertible Preferred Stock so issued shall bear the Restricted Shares Legend and the Restricted Shares Legend shall not be removed unless there is delivered to the Corporation and the Registrar such satisfactory evidence, which may include an opinion of counsel licensed to practice law in the State of New York, as may be reasonably required by the Corporation or the Registrar, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such shares of Series C Convertible Preferred Stock are not "restricted securities" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Registrar, at the direction of the Corporation, shall countersign and deliver shares of Series C Convertible Preferred Stock that do not bear the Restricted Shares Legend.

                    E. The  Corporation  will refuse to register any transfer of
               Series C Convertible Preferred Stock or any Common Stock issuable upon conversion of the shares of Series C Convertible Preferred Stock that is not made in accordance with the provisions of the Restricted Shares Legend and the provisions of Rule 144A or pursuant to a registration statement that has been declared effective under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; PROVIDED that the provisions of this subparagraph D shall not be applicable to any Series C Convertible Preferred Stock that does not bear any Restricted Shares Legend or to any Common Stock that does not bear the Common Share Legend.

                    F. Common  Stock  issued upon a  conversion  of the Series C
               Convertible Preferred Stock prior to the effectiveness of a Shelf Registration Statement shall be delivered in certificated form and shall bear the common share legend (the "Common Share Legend") set forth in Exhibit C hereto and include on its reverse side the Form of Certificate of Transfer for Common Stock set out in Exhibit D. If (i) shares of Common Stock issued prior to the effectiveness of a Shelf Registration Statement are to be registered in a name other than that of the holder of Series C Convertible Preferred Stock or (ii) shares of Common Stock represented by a certificate bearing the Common Share Legend are transferred subsequently by such holder, then the holder must deliver to the Registrar a certificate in substantially the form of Exhibit D as to compliance with the restrictions on transfer applicable to such Common Stock and the Registrar shall not be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate. Such Common
               Share Legend may be removed, and new certificates representing the Common Stock may be issued, upon the presentation of satisfactory evidence that such Common Share Legend is no longer required as described above in subparagraph (e)(xvi)(C) of this Paragraph FOURTH with respect to the Series C Convertible Preferred Stock.

               xvii. Paying Agent and Conversion Agent.

                    A. The Corporation shall maintain in the Borough of Manhattan, City of New York, State of New York (i) an office or agency where Series C Convertible Preferred Stock may be presented for payment (the "Paying Agent") and (ii) an office or agency where Series C Convertible Preferred Stock may be presented for conversion (the "Conversion Agent"). The Transfer Agent shall act as Paying Agent and Conversion Agent, unless another Paying Agent or Conversion Agent is appointed by the Corporation. The Corporation may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Corporation may change any Paying Agent or Conversion Agent without prior notice to any holder. The Corporation shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Corporation. If the Corporation fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Registrar shall act as such. The Corporation or any of its Affiliates may act as Paying Agent, Registrar, co-registrar or Conversion Agent.

                    B. Payments due on the Series C Convertible  Preferred Stock
               shall be payable at the office or agency of the Corporation maintained for such purpose in The City of New York and at any other office or agency maintained by the Corporation for such purpose. Payments shall be payable by United States dollar check drawn on, or wire transfer (provided, that appropriate wire instructions have been received by the Registrar at least 15 days prior to the applicable date of payment) to a U.S. dollar account maintained by the holder with, a bank located in New York City; PROVIDED that at the option of the Corporation, payment of dividends may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Series C Convertible Preferred Stock register. Notwithstanding the foregoing, payments due in respect of beneficial interests in the Global Preferred Share shall be payable by wire transfer of immediately available funds in accordance with the procedures of the Depositary.

               xviii. HEADINGS. The headings of the paragraphs and subparagraphs of this Amended and Restated Certificate of Incorporation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

          f. COMMON SECURITIES

               i. Voting Rights.

                    A. COMMON STOCK.  Except as set forth herein or as otherwise required by law, each outstanding share of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, including the election of directors, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by such holder. B. CLASS A CONVERTIBLE COMMON STOCK. Each holder of Class A Convertible Common Stock shall be entitled to one vote for each share of such stock held by such holder. Except as set forth herein or as otherwise required by law, each outstanding share of Class A Convertible Common Stock shall be entitled to vote:

                         1. on each  matter  on which  the  stockholders  of the
                    Corporation  shall  be  entitled  to  vote,   including  the
                    election of directors, provided that, with respect to the election of directors other than the Class A Directors, the Class A Convertible Common Stock shall be voted in favor of nominees recommended by the Board of Directors who were nominated in compliance with Article V of the Stockholders' Agreement, and

                         2. separately as a class, to elect Class A Director(s) as provided below:

                         (a) From and after the  effectiveness  of this  Amended
                    and Restated Certificate of Incorporation until such time as the TMM Holders cease to beneficially own in the aggregate at least 75% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement (80% if a Change of Control of TMM or any TMM Holder shall have occurred), two members of the Board of Directors will be elected by the holders of the Class A Convertible Common Stock voting as a separate class.

                         (b) At such time as the TMM Holders cease to beneficially own in the aggregate at least 75% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement (80% if a Change of Control of TMM or any TMM Holder shall have occurred) and provided that such TMM Holders continue to beneficially own in the aggregate at least 40% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement, the number of directors which the holders of Class A Convertible Common Stock have the right to elect voting as a separate class will be decreased from two to one.

                         (c) At such time as the TMM Holders cease to beneficially own in the aggregate at least 40% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement, the right of the holders of Class A Convertible Common Stock voting as a separate class to elect any member of the Board of Directors shall terminate.

                         (d) Notwithstanding anything contained herein to the contrary, if a Change of Control of TMM or any TMM Holder shall have occurred and the acquiror is a Competitor, the right of the holders of Class A Convertible Common Stock voting as a separate class to elect any member(s) of the Board of Directors shall immediately terminate.

                    ii. DIVIDENDS AND DISTRIBUTIONS. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the Board of Directors may cause dividends to be paid to the holders of shares of Common Securities out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends or other distributions (including without limitation any grant or distribution of rights to subscribe for or purchase shares of capital stock or securities or indebtedness convertible into capital stock of the Corporation) are declared, whether payable in cash, in property or in shares of stock of the Corporation the holders of Common Securities shall be entitled to share equally, share for share, in such dividends or other distributions as if all such shares were of a single class.

                    iii. LIQUIDATION.  Subject to the prior rights of holders of all classes of stock outstanding having prior rights with respect to the assets of the Corporation, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, holders of Common Securities shall be entitled to share ratably according to the number of shares held by them, in all assets of the Corporation available for distribution to its stockholders.

                    iv. Conversion.

                         A. CONVERSION OF CLASS A CONVERTIBLE  COMMON STOCK. The
                    Class A Convertible Common Stock is not convertible into any other security except as expressly set forth herein:

                         1. Optional Conversion. Any shares of Class Convertible
                    Common Stock may be converted at any time at the option of the holder thereof into an equal number of shares of Common Stock.

                         2.  Mandatory   Conversion.   The  shares  of  Class  A
                    Convertible Common Stock shall be converted into shares of Common Stock automatically as set forth below:

                         (a)  subject  to  the  Transfer  Restrictions,  upon  a
                    Transfer by any TMM Holder of any shares of Class A Convertible Common Stock to a Person other than TMM, TMMH, MM, or the Principal Stockholders or an entity which is an Affiliate of TMM, TMMH, MM, or of the Principal Stockholders, any shares of Class A Convertible Common Stock so Transferred shall automatically, without any action on part of the transferor, the transferee or the Corporation, be converted into an equal number of shares of Common Stock upon the consummation of such Transfer.

                         (b) all  outstanding  shares  of  Class  A  Convertible
                    Common Stock shall be converted automatically, without any action on the part of any Person, into an equal number of shares of Common Stock on the first day on which the TMM Holders, in the aggregate, cease to beneficially own, in the aggregate, at least 40% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement; or

                         (c) all  outstanding  shares  of  Class  A  Convertible
                    Common Stock shall be converted automatically, without any action on the part of any Person, into an equal number of shares of Common Stock upon the occurrence of a Change of Control of the Corporation;

                         (d) all  outstanding  shares  of  Class  A  Convertible
                    Common Stock held by any TMM Holder shall be converted automatically, without any action on the part of any Person, into an equal number of shares of Common Stock upon the occurrence of a Change of Control of such TMM Holder, if after such Change of Control a Competitor has Beneficial Ownership of more than a majority of the Total Voting Power of such TMM Holder.

                         B. Conversion Procedures and Effect.

                         1. Mechanics of Optional Conversion. In order to facilitate optional conversions of Class A Convertible Common Stock into Common Stock, any TMM Holder shall, at its option, deliver written notice of the proposed conversion of Class A Convertible Common Stock into an equal number of shares of Common Stock (a "Conversion Notice"), together with the certificate or certificates representing such shares to be converted, to the offices or agencies maintained by the Corporation for such purposes (the "Conversion Agent"). The Conversion Notice shall state the number of shares being converted. As promptly as practicable after the surrender of such shares of Class A Convertible Common Stock as aforesaid, the Corporation shall issue and deliver at such Conversion Agent to such TMM Holder a certificate for the number of full shares of Common Stock issuable upon the conversion of such shares. A certificate will be issued for the balance of the shares of Class A Convertible Common Stock in any case in which fewer than all of the shares of Class A Convertible Common Stock represented by a certificate are to be converted.

                         2. Mechanics of Automatic Conversion. Following any automatic conversion, the share or shares of Class A Convertible Common Stock so converted shall cease to be outstanding (notwithstanding the fact that the holder or holders may not have surrendered the certificate or certificates representing such Class A Convertible Common Stock for conversion), and such certificate or certificates shall thereafter represent solely the right to receive a certificate or certificates for Common Stock issuable upon conversion of the Class A Convertible Common Stock so
                    converted,   upon   surrender   of   such   certificate   or
                    certificates to the Conversion Agent. As promptly as practicable after the surrender of such shares of Class A Convertible Common Stock as aforesaid, the Corporation shall issue and deliver at such Conversion Agent to such holder, or on the holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares.

                         3. Mechanics of Transfers to Third Parties. In order to
                    facilitate transfers of Class A Convertible Common Stock and, except for Transfers to Affiliates in accordance with the Stockholders' Agreement, the conversion of such shares into Common Stock on the Corporation's stock transfer records) in connection with any permitted Transfer hereunder, the transferring TMM Holder shall deliver, at least one (1) business day prior to the proposed trade date of such Transfer, written notice of the proposed Transfer (a "Transfer Notice"), together with the certificate or certificates representing the shares to be transferred, to the Conversion Agent. The Transfer Notice shall state the number of shares being transferred and converted, and the name or names, together with the address or addresses, in which the certificate or certificates for Common Stock which shall be issuable upon such conversion shall be issued. As promptly as practicable after the surrender of such shares of Class A Convertible Common Stock as aforesaid, the Corporation shall issue and deliver at such Conversion Agent to such holder, or on the holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such shares. Certificates will be issued for the balance of the shares of Class A Convertible Common Stock in any case in which fewer than all of the shares of Class A Convertible Common Stock represented by a certificate are to be transferred and converted.

                         4.  Timing  and  Effect.  Each  conversion  of  Class A
                    Convertible Common Stock in accordance herewith shall be deemed to have been effected immediately prior to the close of business on the date the share is converted automatically, or in the case of optional conversions or transfers to third parties on the date the Conversion Notice or Transfer Notice is received by the Conversion Agent, in accordance herewith. In each such case the person or persons in whose name or names any certificate or certificates for Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Common Stock represented thereby at the effective date of such conversion, unless the stock transfer books of the Corporation shall be closed on such date, in which event such conversion shall be deemed to have been effected immediately following the opening of business on the next day on which the stock transfer books of the Corporation shall be open.

                         C. Stock Splits; Adjustments.

                         1. If the Corporation shall in any manner subdivide (by
                    stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding shares of any class of Common Securities, the outstanding shares of each other class of Common Securities shall be subdivided or combined, as the case may be, to the same extent, share and share alike, and effective provision shall be made for the protection of the conversion rights hereunder.

                         2. In case of any  reorganization,  reclassification or
                    change of shares of any class of Common Securities (other than a change in par value or from par to no par value as a result of a subdivision or combination), or in case of any consolidation of the Corporation with one or more corporations or a merger of the Corporation with another corporation, each holder of a share of Common Securities, irrespective of class, shall have the right at any time thereafter, so long as the conversion right hereunder with respect to such share would exist had such event not occurred, to convert such share into the kind and amount of shares of stock and other securities and properties
                    (including cash) receivable upon such reorganization, reclassification, change, consolidation, merger, sale, lease or other disposition by a holder of the number of shares of the class of Common Stock into which such shares of Common Stock might have been converted immediately prior to such reclassification, change, consolidation, merger, sale, lease or other disposition. In the event of such a reorganization, reclassification, change, consolidation, merger, sale, lease or other disposition, effective provision shall be made in the certificate of incorporation of the resulting or surviving corporation or otherwise for the protection of the conversion rights of the shares of Common Stock of each class that shall be applicable, as nearly as reasonably may be, to any such other shares of stock and other securities and property deliverable upon conversion of shares of Common Stock into which such Common Stock might have been converted immediately prior to such event.

                         D. RESERVATION OF SHARES.  The Corporation shall at all
                    times reserve and keep available out of its authorized but unissued shares of each class of Common Securities or its treasury shares, solely for the purposes of issuance upon the conversion of shares of any class of Common Securities, such number of shares of such class as are then issuable upon the conversion of all outstanding shares of each such class of Common Securities.

                         E. PAYMENT OF TRANSFER TAXES. The issuance of certificates for shares of any class of Common Securities upon conversion of shares of any other class of Common Securities shall be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Securities; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Common Securities converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

                    v. Restrictions on Transfer.

                         A. Dispositions to Competitors.

                         1. For a  period  of five  years  from  and  after  the
                    effectiveness of this Amended and Restated Certificate of Incorporation, the TMM Holders shall not, directly or indirectly, alone or in concert with others, sell, assign, transfer, pledge, hypothecate, otherwise subject to any lien, grant any option with respect to or otherwise dispose of any interest in (or enter into an agreement or understanding with respect to the foregoing) any Voting Securities (a "Disposition") to a Competitor; provided that no Disposition pursuant to a Public Offering or a Rule 144 Transaction will be deemed to violate this prohibition if the selling TMM Holder(s) invoke and follow or require participating underwriters or brokers to invoke and follow, appropriate and reasonable procedures (subject to the prior approval of the Corporation, which shall not be unreasonably withheld) designed to prevent the sale of such Voting Securities to any Competitor.

                         2. After the earliest of (a) five years  following  the
                    date hereof, or (b) the first date on which the TMM Holders beneficially own in the aggregate, directly or indirectly and alone or as part of a Group, less than 15% of the outstanding Voting Securities of the Corporation, (such earlier time being referred to herein as the "ROFR Commencement Date"), any TMM Holder may sell Voting Securities to a Competitor so long as the procedures set forth in this subparagraph (f)(v)(A)(1) of Paragraph FOURTH are followed. If after the ROFR Commencement Date the selling TMM Holder proposes to sell Voting Securities to a Competitor (it being agreed that no Disposition pursuant to a Public Offering or a Rule 144 Transaction will be deemed to give rise to this right of first refusal), then the Corporation shall have a right of first refusal. If such a Disposition to a Competitor is proposed, the selling TMM Holder shall deliver a written notice to the Corporation advising the Corporation of the number of Voting Securities such holder desires to sell and the bona fide terms, including price, of any such proposed transaction. The Corporation shall have the right (but not the obligation) to purchase, in whole but not in part, such Voting Securities at a per share cash purchase price equal to the purchase price in the agreement between the selling TMM Holder and a Competitor. In order to exercise its purchase rights hereunder, the Corporation must deliver a written notice to the seller to such effect within 10 business days after receipt of written notice of the proposed sale. If the Corporation timely elects to purchase the Voting Securities specified in the notice, it shall complete the purchase within 60 days from the delivery of such notice, unless a longer time is required to secure any regulatory approvals, in which case the purchase shall occur on the second business day after the receipt of any such required approvals. Unless the Corporation exercises its Right of First Refusal by delivering written notice to the selling TMM Holder prior to the expiration of the offering period described above, the selling TMM Holder shall be entitled to sell such Voting Securities which the Corporation has not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Corporation. Any Voting Securities not so sold by the selling TMM Holder during such 120 day period may not thereafter be sold unless again offered to the Corporation pursuant to the terms of this provision. This purchase right shall be assignable, in whole or in part, by the Corporation to any other Person, but no such assignment shall relieve the Corporation of its obligation to assure payment of the purchase price for any Voting Securities as to which a notice of election to exercise the Right of First Refusal is made by the Corporation or any such assignee.

                         B. DISPOSITIONS TO AFFILIATES. For a period of five years from and after the effectiveness of this Amended and Restated Certificate of Incorporation, each of the TMM Holders shall not, directly or indirectly, alone or in concert with others, effect a Disposition of Voting Securities to any Affiliate of either TMM, TMMH or MM or any Affiliate of any Principal Stockholders unless such Affiliate agrees in writing to be bound by the terms of the Stockholders' Agreement and provided that the TMM Holders shall remain responsible, jointly and severally, for any breaches of the Stockholders' Agreement by such Affiliate (provided that any TMM Holder which is a Principal Stockholder shall be severally responsible only for breaches by an Affiliate of the Principal Stockholder to which such Principal Stockholder effects a Distribution).

                         C. DISPOSITIONS TO CERTAIN HOLDERS. Subject to the provisions of subparagraphs (f)(v)(A) and (B) of this Paragraph FOURTH, the TMM Holders may sell any or all Voting Securities beneficially owned by such Person provided that:

                         1. No Disposition  (whether in a single  transaction or
                    series of transactions) that in the aggregate represents 5% or more of the outstanding Voting Securities shall be made to any Person (other than a Permitted Underwriter or an Affiliate pursuant to and in accordance with subparagraph
                    (f)(v)(B) of this Paragraph FOURTH) other than a Person who is eligible to file reports pursuant to Rule 13d-1 under the Exchange Act (a "13G Filer"), unless such Person would not be so eligible with respect to the Voting Securities acquired from the Disposition; and

                         2. No Disposition  (whether in a single  transaction or
                    series of transactions) of Voting Securities that in the aggregate represents 5% or more of the outstanding Voting Securities shall be made to any 13G Filer unless:

                         (a) such 13G Filer  would  continue  to be  eligible to
                    file reports pursuant to Section 13G under the Exchange Act with respect to the Voting Securities after giving effect to the proposed acquisition of such Voting Securities; and

                         (b) the  selling  TMM  Holder  shall have  delivered  a
                    written notice to the Corporation advising the Corporation of the number of Voting Securities the seller desires to sell and the terms, including price, of the proposed transaction and the Corporation has been provided the right (but not the obligation) to purchase, in whole or in part, such Voting Securities at a per share cash purchase price equal to the purchase price in the proposed transaction. In order to exercise its purchase rights hereunder, the Corporation must deliver a written notice to the seller to such effect within five business days after receipt of written notice of the proposed sale. Upon the expiration of the offering period described above, the selling TMM Holder shall be entitled to sell such Voting Securities which the Corporation has not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Corporation. Any Voting Securities not so sold by the selling TMM Holder during such 120 day period may not thereafter be sold unless again offered to the Corporation pursuant to the terms of this provision. This purchase right shall be assignable, in whole or in part, by the Corporation to any other Person, but no such assignment shall relieve the Corporation of its obligation to assure payment of the purchase price for any Voting Securities as to which the Corporation has delivered such a written notice.

                         3.   Notwithstanding  the  provisions  of  subparagraph
                    (f)(v)(C)(1) and (C)(2) of this Paragraph FOURTH, no Disposition (whether in a single transaction or a series of transactions) shall be made to any Person or Group that would, together with such Person's Affiliates and Associates and after giving effect to the acquisition of such Voting Securities, beneficially own or have the right to acquire more than 15% of the Total Voting Power.

                    D. PLEDGES. Subject to the provisions contained herein a TMM
               Holder may pledge or hypothecate as security for any indebtedness or other obligations any or all Voting Securities beneficially owned by such Person; provided that such TMM Holder obtains written consent from the pledgee that upon the occurrence of an event which gives the pledgee the right to foreclose on the pledged Voting Securities ("Foreclosure Event") such pledgee shall provide to the Corporation prompt written notice of such Foreclosure Event and provide the Corporation the right to purchase, in whole or in part, such Voting Securities at a cash purchase price equal to the average closing price of the Corporation's Common Stock on the New York Stock Exchange over the five consecutive trading days preceding the date of receipt of the notice of the pending foreclosure sale. In order to exercise its purchase rights hereunder, the Corporation must deliver a written notice to the pledgee to such effect within five business days after receipt of written notice of the Foreclosure Event and complete such purchase within 60 days from the delivery of such notice unless a longer time is required to secure any regulatory approvals, in which case the purchase shall occur on the second business day after the receipt of any such required approvals. This purchase right shall be assignable, in whole or in part, by the Corporation to any other Person, but no such assignment shall relieve the Corporation of its obligation to assure payment of the purchase price for any Voting Securities as to which the Corporation has delivered such a written notice.

                    E. MECHANICS OF TRANSFER AND CONVERSION. Each of the TMM, MM
               and the Principal Stockholders shall, and shall cause each of their respective Affiliates to, comply with the procedures and provisions regarding the transfer and conversion of Class A Convertible Common Stock set forth in this Amended and Restated Certificate of Incorporation of the Corporation.

                    F. PERMITTED DISPOSITIONS IN CONNECTION WITH CERTAIN TRANSACTIONS. Notwithstanding the provisions of this subparagraph
               (f)(v) of Paragraph FOURTH, the TMM Holders shall be permitted to make a Disposition in connection with any tender or exchange offer made by an unaffiliated third party to acquire the Corporation's Common Stock so long as the following conditions are satisfied (1) the TMM Holders are in compliance with the provisions of Section 2.1(a) of the Stockholders' Agreement with respect to such tender or exchange offer; (2) such tender or exchange offer must be for all of the outstanding Voting Securities; (3) the offeror shall have made a commitment to effect a merger after the completion of the tender or exchange offer to provide the same consideration being provided to the holders of the securities tendered in the tender offer; (4) the holders of a majority of the Voting Securities of the Corporation, other than the Voting Securities beneficially owned by the TMM Holders, shall have tendered their Voting Securities pursuant to such tender or exchange offer and such Voting Securities shall not have been withdrawn; (5) such tender or exchange offer shall not be subject to any financing condition; and (6) the TMM Holders may not tender, or publicly disclose their intention to tender, prior to the business day immediately preceding the scheduled expiration of the tender or exchange offer.

                    G. EFFECT OF  NON-COMPLIANCE.  Any attempted  Disposition of any Voting Securities in violation of any provision of this Amended and Restated Certificate of Incorporation or the Stockholders' Agreement shall be void, and the Corporation shall not record such Disposition on its books or treat any purported transferee of such Voting Securities as the owner of such shares for any purpose including without limitation, voting, receiving dividends or other distributions and being entitled to any benefits of this Amended and Restated Certificate of Incorporation or the Stockholders' Agreement.

                    H. The TMM Holders shall not, directly or indirectly,  alone or in concert with others, effect a Disposition of Voting Securities, except as otherwise provided herein, in the Stockholders' Agreement or in the Registration Rights Agreement.

                    I. TERMINATION. Except for subparagraph (f)(v)(A)(2) of this
               Paragraph FOURTH (which shall survive indefinitely), the rights and obligations under this subparagraph (f)(v) of Paragraph FOURTH shall immediately and irrevocably terminate:

                         1. on the first date the TMM Holders  beneficially  own
                    in the aggregate less than 15% of the outstanding Voting Securities of the Corporation for at least 30 consecutive days, provided any subsequent purchase of Voting Securities of the Corporation by any of the TMM Holders during the five
                    (5) year period following the date of the Stockholders' Agreement shall be subject to the provisions of Section 203 of the Delaware General Corporate Law and the terms of the Corporation's Rights Agreement with Harris Trust & Savings Bank, Rights Agent, dated September 15, 1995, as in effect on the date hereof; or

                         2. a Change of Control of the Corporation.

               vi. Pre-Emptive Rights.

                    A. Subject to subparagraph (f)(vi)(D) of this Paragraph FOURTH below, except for issuances of Common Stock (including for this purpose, options, warrants and other securities convertible into or exercisable for Common Stock) issued:

                         1. to the Corporation's employees, directors, consultants, agents, independent contractors or other service providers in connection with a Plan existing on the date hereof or a Plan approved by the Board of Directors and adopted by the Corporation after the date hereof;

                         2. upon the  conversion of Class A  Convertible  Common
                    Stock;

                         3.  upon  the  exercise  of  any   options,   warrants,
                    convertible or exchangeable securities which are outstanding as of the date hereof; or

                         4. in  connection  with  the  acquisition  (by  merger,
                    consolidation, acquisition of assets or equity interests or otherwise) of the equity interests or assets of another Person;

               if the Corporation authorizes the issuance or sale of any shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock), the Corporation shall first notify then-existing TMM Holders of Class A Convertible Common Stock of such proposed transaction and offer to sell to each such Person a number of shares of Class A Convertible Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Class A Convertible Common Stock) equal to the product obtained by multiplying the number shares of Common Stock or securities containing options or rights to acquire Common Stock authorized to be sold by the Corporation by a fraction, (1) the numerator of which is the number of shares of Common Stock owned by such Person or issuable upon conversion of the Class A Convertible Common Stock held by such Person and (2) the denominator of which is the total of all outstanding Voting Securities. Each TMM Holder of Class A Convertible Common Stock shall be entitled to purchase such Class A Convertible Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Class A Convertible Common Stock) at the same price and on the same terms and conditions as such Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Common Stock) are to be offered to any other Persons. To the extent that any TMM Holder elects not to participate in such pre-emptive rights, each of the other TMM Holders shall have a pro rata right to purchase at the same price and on the same terms and conditions the Voting Securities which such non-participating TMM Holder had the right but elected not to purchase; provided that the exercise of such right does not extend the time for written notice set forth in subparagraph (f)(vi)(B) of this Paragraph FOURTH. The purchase price for all stock and securities offered to such TMM Holders shall be payable in cash or, to the extent that other payment is to be made by the other Persons to whom stock or securities are so offered, on such other payment terms.

                    B. In order to exercise its purchase rights hereunder, a TMM
               Holder of Class A Convertible Common Stock must deliver a written notice to the Corporation to such effect within ten business days after receipt of written notice from the Corporation describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms, such holder's percentage allotment, and the number of shares of Class A Convertible Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Class A Convertible Common Stock) such holder has the right to purchase hereunder.

                    C. Upon the  expiration  of the  offering  period  described above, the Corporation shall be entitled to sell such stock or securities which such TMM Holders have not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such TMM Holders. Any stock or securities not so sold by the Corporation during such 120 day period may not thereafter be sold unless again offered to the TMM Holders of Class A Convertible Common Stock pursuant to the terms of this subparagraph (f)(vi) of Paragraph FOURTH.

                    D. The  rights  of the TMM  Holders  of Class A  Convertible
               Common Stock under this subparagraph (f)(vi) of Paragraph FOURTH shall immediately and irrevocably terminate on the date that the TMM Holders do not beneficially own in the aggregate at least 40% of the Voting Securities initially acquired by MM pursuant to the Acquisition Agreement.

               vii. CERTAIN DEFINITIONS. As used in subparagraph (f) of this Paragraph FOURTH, the following terms shall have meanings shown below:

               "ACQUISITION AGREEMENT" means a certain Acquisition Agreement dated April 20, 2003, by and among the Corporation, Kara Sub, TMM, TMMH and MM.

               "AFFILIATE" means, with respect to any Person, (i) any other Person directly or indirectly through one or more intermediaries controlling or controlled by, or under direct or indirect common control with, such specified Person; (ii) any other Person that owns, directly or indirectly, ten percent or more of such Person's capital stock or other equity interests or any officer or director of any such Person or other Person or, (iii) with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin; PROVIDED, HOWEVER, that for the purposes of this subparagraph (f) of Paragraph FOURTH of this Amended and Restated Certificate of Incorporation, (w) the Corporation and its subsidiaries and Affiliates shall not be deemed Affiliates of TMM, TMMH, MM or any of their respective subsidiaries and (x) TMM, TMMH, MM and any of their respective subsidiaries and Affiliates shall not be deemed Affiliates of the Corporation and its subsidiaries. For purposes hereof, (y) a "subsidiary" of a Person means any other Person more than 50% of the outstanding Voting Securities of which are owned, directly or indirectly, by such Person and (z) "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have correlative meanings.

               "ASSOCIATE" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

               "BENEFICIAL OWNERSHIP" shall be determined pursuant to Rule 13d-3 of the Securities Exchange Act of 1934 or, if Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to Rule 13d-3 as in effect on the date hereof.

               "CHANGE OF CONTROL" means, with respect to Person, the occurrence of any of the following:

               (a) any Person or Group, other than a subsidiary or any employee benefit plan (or any related trust) of TMM or a subsidiary, becomes the beneficial owner of 20% or more of the Voting Securities representing 20% or more of the combined Total Voting Power of all Voting Securities of such Person, except that (1) no such Person or Group shall be deemed to beneficially own any securities held by such Person or a subsidiary or any employee benefit plan (or any related trust) of such Person or a subsidiary, or (2) no Person who or which, together with all Affiliates of such Person, was the beneficial owner of 20% or more of the Voting Securities representing 20% or more of the combined Total Voting Power of all Voting Securities of such Person issued and outstanding as of 5:00 p.m., New York time, on the date of Closing (as defined in the Acquisition Agreement) shall be deemed as a result thereof to have caused a Change of Control of such Person hereunder; provided, however, that if such Person or any of its Affiliates, after 5:00 p.m., New York time, on the date of Closing,
          (A) acquires, in one or more transactions, beneficial ownership of an additional number of Voting Securities which exceeds 5% of the then-outstanding Voting Securities or Total Voting Power and (B) beneficially owns after such acquisition 20% or more of the Voting Securities representing 20% or more of the combined Total Voting Power of all Voting Securities of such Person, then such Person shall be deemed to have caused a Change of Control hereunder; or

               (b) within a period of 24 months or less, the individuals who, as of any date, constitute the board of directors of such Person (the "Incumbent Directors") cease for any reason to constitute at least 75% of the members of such board of directors unless at the end of such period, at least 75% of the individuals then constituting such board of directors were either Incumbent Directors or nominated upon the recommendation of at least 75% of the Incumbent Directors or other directors so nominated; or

               (c) approval by the stockholders of such Person of any of the following: (1) a merger, reorganization or consolidation ("Acquisition") with respect to which the individuals and entities who were the respective beneficial owners of the stock and Voting Securities of the Person immediately before such Acquisition do not, after such Acquisition, beneficially own, directly or indirectly, more than 80% of, respectively, the common stock and the combined voting power of the Voting Securities of the Person resulting from such Acquisition in substantially the same proportion as their ownership immediately before such Acquisition, (2) a liquidation or dissolution of such Person, or (3) the sale or other disposition of all or substantially all of the assets of such Person.

               "COMPETITOR" means Canadian National Railway, Canadian Pacific Railway Company, Union Pacific Corporation, Burlington Northern Santa Fe Corporation, CSX Corporation, Norfolk Southern Corp., Ferrocarril Mexicano, S.A. de C.V., Ferrocarril del Sureste, S.A. de C.V., Grupo Mexico, S.A. de C.V., the Anschutz Corporation, Carlos Slim Helu, and any other Person who operates a railroad in the United States, Mexico or Canada after the date hereof, which, if operated in the United States would be regarded as a Class 1 railroad, and any of their respective successors or Affiliates.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

               "GROUP" shall have the meaning specified in Section 13(d)(3) of the Exchange Act.

               "KARA SUB" means Kara Sub, Inc., a Delaware corporation and subsidiary of the Corporation.

               "MM" means TMM Multimodal, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE, a corporation organized under the laws of the United Mexican States.

               "PERMITTED  UNDERWRITER"  means  any  underwriter  who  is in the business of underwriting securities and who, in the ordinary course of its business as an underwriter, acquires Voting Securities in connection with a public offering, with the bona fide intention of reselling all of the Voting Securities so acquired pursuant to such public offering.

               "PERSON" means any individual, firm, corporation, partnership (limited or general), limited liability company, joint venture organization or other entity and shall include any group comprised of any Person and any other Person with whom such Person or an Affiliate of such Person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of any shares of Voting Securities.

               "PRINCIPAL STOCKHOLDERS" shall mean those principal stockholders of TMM who have executed the Stockholders' Agreement.

               "PUBLIC OFFERING" means an underwritten public offering of securities of the Corporation pursuant to an effective registration statement under the Securities Act or such other public offering pursuant to an effective registration statement under the Securities Act effecting a broad distribution of the Voting Securities offered.

               "REGISTRATION RIGHTS AGREEMENT" means a certain Registration Rights Agreement dated April _____, 2003, by and among the Corporation, TMM, TMMH, MM and the Principal Stockholders, as amended from time to time.

               "RULE 144 TRANSACTIONS" mean sales of Common Stock made in accordance with the provisions of Rule 144 under the Securities Act, as currently in effect, including the brokers' transaction volume and manner of sale provisions thereof.

               "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

               "STOCKHOLDERS' AGREEMENT" means a certain Stockholders' Agreement dated ___, 2003, among the Corporation, TMM, TMMH, MM and the Principal Stockholders, as amended from time to time.

               "TMM" means Grupo TMM, S.A., a SOCIEDAD ANONIMA organized under the laws of the United Mexican States.

               "TMMH" means TMM Holdings, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States.

               "TMM HOLDERS" means, at any date, each of TMM, MM, the Principal Stockholders, and any of their respective Affiliates who are then holders of Common Stock or Class A Convertible Common Stock.

               "TRANSFER" or "TRANSFERRED" means a transfer, sale, assignment, pledge, gift or other disposition.

               "TRANSFER   RESTRICTIONS"  mean  those  certain  restrictions  on
          transfer set forth herein and in Article III of the Stockholders' Agreement.

               "TOTAL VOTING POWER" means, at any date, the total number of votes that may be cast in the election of directors of the Corporation (including all outstanding shares of Common Stock and Class A Convertible Common Stock) at any meeting of stockholders of the Corporation held on such date assuming all Voting Securities then entitled to vote at such meeting were present and voted at such meeting, other than votes that may be cast only upon the happening of a contingency.

               "VOTING SECURITIES" means any securities of the Corporation (unless the context specifically contemplates another issuer) which are entitled to vote generally in the election of directors without regard to any event or occurrence (including, without limitation, the Common Stock and Class A Convertible Common Stock), and any other securities by their terms convertible into or exercisable or exchangeable for such securities (whether or not any event or occurrence required to occur prior to such conversion, exercise or exchange shall have occurred).

     FIFTH. The minimum amount of capital with which the Corporation shall commence business is One Thousand Dollars ($1,000).

     SIXTH. The existence of this Corporation is to be perpetual.

     SEVENTH. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

     EIGHTH. In addition to and in furtherance of, and not in limitation of, the powers conferred by law, the board of directors is expressly authorized:

          a. To make, alter or repeal the by-laws of the Corporation.

          b. To fix the amount to be reserved as working capital.

          c. To authorize and cause to be executed mortgages and liens without limit as to the amount upon the real and personal property and franchises of the Corporation.

          d. To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

          e. By resolution passed by a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the by-laws of the Corporation or as may be determined from time to time by resolution adopted by the board of directors.

     NINTH. The number of directors shall not be less than three nor more than eighteen, the exact number of directors to be determined from time to time by resolution adopted by a majority of the entire Board, and such exact number shall be eleven until otherwise determined by resolution adopted by a majority of the entire Board. As used in this paragraph "entire Board" means the total number of directors which the Corporation would have if there were no vacancies. In the event that the Board is increased by such a resolution, the vacancy or vacancies so resulting shall be filled by a vote of the majority of the directors then in office. No decrease in the Board shall shorten the term of any incumbent directors.

     The Board of Directors shall be divided into three classes as nearly equal in number as may be, with the term of office of one (the first) class expiring at the annual meeting of stockholders in 2004, of the second class expiring at the annual meeting of stockholders in 2005, and of the third class expiring at the annual meeting of stockholders in 2006. Any vacancies on the Board existing at or immediately after the time this Paragraph NINTH becomes effective shall be allocated first to the third class, then to the second class and, if any remain, then to the first class. The stockholders shall elect directors to fill such vacancies, at any meeting called for such purpose whether or not in session at the time this Paragraph NINTH becomes effective, but the stockholders shall have the power to elect directors to fill vacancies only with respect to those vacancies existing at or immediately after the time this Paragraph NINTH becomes effective. The Board of Directors shall have power to fill all subsequent vacancies and newly created directorships pursuant to Section 223 of the Delaware Corporation Law.

     At each annual meeting of stockholders, successors to directors of the class whose terms then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible

     Notwithstanding the foregoing, whenever the holders of the preferred stock shall have the right, voting as a class, to elect two directors at the next annual meeting of stockholders, the terms of all directors shall expire at the next annual meeting of stockholders, and then and thereafter all directors shall be elected for a term of one year expiring at the succeeding annual meeting.

     TENTH. The stockholders of this Corporation shall have such rights to examine and inspect the books, records and accounts of this Corporation as are conferred upon them by law.

     ELEVENTH. The stockholders and directors shall have power to hold their meetings and keep the books, documents and papers of the Corporation within or without the State of Delaware, at such places as may be from time to time designated by the by-laws or by resolution of the directors, except as otherwise required by the laws of Delaware.

     TWELFTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; PROVIDED, however, that if any such amendment, alteration, change or repeal shall amend, alter, change or repeal any of the powers, preferences or rights vested in the holders of preferred stock by Paragraph FOURTH of this Amended and Restated Certificate of Incorporation then the holders of preferred stock shall be entitled to vote as a class upon such amendment, alteration, change or repeal and the affirmative vote of the holders of not less than two-thirds (2/3) of the issued and outstanding preferred stock shall be necessary for the adoption thereof, in addition to any other vote or approval required by statute; AND PROVIDED FURTHER, that the vote of the holders of 70% of the outstanding shares of stock of the Corporation entitled to vote in elections of directors (considered for this purpose as one class) shall be required to amend this Certificate of Incorporation to:

          a. increase the number of directors to more than eighteen, if this Amended and Restated Certificate of Incorporation provides therefor.

          b. abolish cumulative voting in elections for directors, if this Amended and Restated Certificate of Incorporation provides therefor.

          c. abolish the division of the Board of Directors  into three classes,
     if  this  Amended  and  Restated  Certificate  of  Incorporation   provides
     therefor.

     THIRTEENTH. Except as set forth below, the affirmative vote of the holders of 70% of all classes of stock of the Corporation, entitled to vote in elections of directors, considered for the purposes of this Paragraph THIRTEENTH as one class, shall be required (a) for the adoption of any agreement for the merger or consolidation of the Corporation with or into any other corporation, or (b) to authorize any sale or lease of all or any substantial part of the assets of the Corporation to, or any sale or lease to the Corporation or any subsidiary thereof in exchange for securities of the Corporation of any assets (except assets having an aggregate fair market value of less than $2,000,000) of, any other corporation, person or other entity, if, in either case, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon or consent thereto such other corporation, person or entity is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of stock of the Corporation entitled to vote in elections of directors considered for the purposes of this Paragraph THIRTEENTH as one class. Such affirmative vote shall be in addition to the vote of the holders of the stock of the Corporation otherwise required by law or any agreement between the Corporation and any national securities exchange.

     For the purposes of this Paragraph THIRTEENTH, (x) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of stock of the Corporation (i) which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (ii) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (i), above), by any other corporation, person or entity with which it or its `affiliate' or `associate' (as defined below in this Paragraph THIRTEENTH) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of the Corporation, or which is its `affiliate' or `associate' as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on January 1, 2003, and (y) the outstanding shares of any class of stock of the Corporation shall include shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise.

     The Board of Directors shall have the power and duty to determine for the purposes of this Paragraph THIRTEENTH, on the basis of information known to the Corporation, whether (i) such other corporation person or other entity beneficially owns more than 5% of the outstanding shares of stock of the Corporation entitled to vote in elections of directors, (ii) a corporation, person or entity is an `affiliate' or `associate' (as defined above in this Paragraph THIRTEENTH) of another, (iii) the assets being acquired by the corporation, or any subsidiary thereof, have an aggregate fair market value of less than $2,000,000 and (iv) the memorandum of understanding referred to below is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Paragraph THIRTEENTH.

     The provisions of this paragraph THIRTEENTH shall not be applicable to (i) any merger or consolidation of the Corporation with or into any other corporation, or any sale or lease of all or any substantial part of the assets of the Corporation to, or any sale or lease to the Corporation or any subsidiary thereof in exchange for securities of the Corporation of any assets of, any corporation if the Board of Directors of the Corporation shall by resolution have approved a memorandum of understanding with such other corporation with respect to and substantially consistent with such transaction, prior to the time that such other corporation shall have become a holder of more than 5% of the outstanding shares of stock of the Corporation entitled to vote in elections of directors; or (ii) any merger or consolidation of the Corporation with, or any sale or lease to the Corporation or any subsidiary thereof of any of the assets of, any corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in elections of directors is owned of record or beneficially by the Corporation and its subsidiaries.

     No amendment to this Amended and Restated Certificate of Incorporation of the Corporation shall amend, alter, change or repeal any of the provisions of this Paragraph THIRTEENTH, unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote of the holders of 70% of all classes of stock of the Corporation entitled to vote in elections of directors, considered for the purposes of this Paragraph THIRTEENTH as one class.

     FOURTEENTH. Annual and special meetings of stockholders shall be held as provided in the By-Laws of the Corporation. No meetings of stockholders shall be held without prior written notice as provided in the By-Laws and no actions may be taken by waiver of written notice and consent by stockholders in lieu of meeting.

     FIFTEENTH. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Notwithstanding the foregoing sentence, a director shall be so liable to the extent provided by applicable law (a) for breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware Corporation Law or (d) for any transaction from which the director derived an improper personal benefit. In the event that the Delaware Corporation Law or any successor statute is amended with respect to the permissible limits of directors' liability, this Paragraph FIFTEENTH shall be deemed to provide the fullest limitations on liability permitted under such amended statute. No amendment, modification or repeal of this Paragraph FIFTEENTH shall adversely affect any right or protection of a director of the Corporation existing hereunder in respect of any act or omission occurring prior to such amendment, modification or repeal and any amendment, modification or repeal of this Paragraph FIFTEENTH shall be applied prospectively only to the extent that such amendment, modification or repeal would, if applied retrospectively, adversely affect any right or protection of a director for or with respect to any act or omission of such director occurring prior to such amendment, modification or repeal. All references in this Paragraph FIFTEENTH to a director shall also be deemed to refer to and include any other person who, pursuant to a provision of this Amended and Restated Certificate of Incorporation and in accordance with Section 141(a) of the Delaware Corporation Law, exercises or performs any of the powers or duties otherwise conferred or imposed upon the Board of Directors by the Delaware Corporation Law.

     SIXTEENTH. The Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which the Delaware Corporation Law permits the Corporation to provide indemnification) through provisions of the By-laws, agreements with such persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware Corporation Law, subject only to limits created by applicable provisions of the Delaware Corporation Law with respect to actions for breach of duty to the Corporation, its stockholders and others. Any amendment, modification or repeal of this Paragraph SIXTEENTH shall be applied prospectively only to the extent that such amendment, modification or repeal would, if applied retrospectively, adversely affect any right or protection of a director for or with respect to any act or omission of such director occurring prior to such amendment, modification or repeal.

     IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed on behalf of the Corporation by its President and attested by its Secretary as of _____________, 2003, and each of them does hereby affirm and acknowledge that this Amended and Restated Certificate of Incorporation is the act and deed of the Corporation and that the facts stated herein are true and correct.

                           KANSAS CITY SOUTHERN




                           By:  Michael R. Haverty
                           Its:  Chairman, President and Chief Executive Officer

(Corporate Seal)

ATTEST:


By:  Jay M. Nadlman
Its:  Secretary

                                                                       EXHIBIT A

                 FORM OF 4.25% REDEEMABLE CUMULATIVE CONVERTIBLE
                       PERPETUAL PREFERRED STOCK, SERIES C

Number: ___                                                  ____________ Shares

CUSIP NO.: ______________

   4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C
                           (par value $1.00 per share)
                   (liquidation preference $500.00 per share)
                                       OF
                              KANSAS CITY SOUTHERN

                                FACE OF SECURITY

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH KANSAS CITY SOUTHERN (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF
THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE COMPANY AND THE WITHIN MENTIONED TRANSFER AGENT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

KANSAS CITY SOUTHERN, a Delaware corporation (the "Corporation"), hereby certifies that Cede & Co. or registered assigns (the "Holder") is the registered owner of fully paid and non-assessable shares of preferred stock of the Corporation designated the 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C, par value $1.00 per share and liquidation preference $500.00 per share (the "Series C Convertible Preferred Stock"). The shares of Series C Convertible Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series C Convertible Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designations of the Corporation dated May 5, 2003, as the same may be amended from time to time in accordance with its terms (the "Certificate of Designations"). Capitalized terms used herein but not defined shall have the respective meanings given them in the Certificate of Designations. The Corporation will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Corporation at its principal place of business.

Reference is hereby made to select provisions of the Series C Convertible Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Transfer Agent's Certificate of Authentication hereon has been properly executed, the shares of Series C Convertible Preferred Stock evidenced hereby shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Kansas City Southern has executed this certificate as of the date set forth below.



                          KANSAS CITY SOUTHERN
                          By:
                                    ---------------------------------------
                                    Name:
                                    Title:

                           Dated:
                                    ----------------------



                 TRANSFER AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the certificates representing shares of Preferred Stock referred to in the within mentioned Certificate of Designations.



                            UMB Bank, N.A.,
                            as Transfer Agent
                            By:
                                    ---------------------------------------
                                    Name:
                                    Title:     Authorized Signatory

                             Dated:
                                    ----------------------

                               REVERSE OF SECURITY

                              KANSAS CITY SOUTHERN

   4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C

Dividends on each share of Series C Convertible Preferred Stock shall be payable in cash at a rate per annum set forth on the face hereof or as provided in the Certificate of Designations.

The shares of Series C Convertible Preferred Stock shall be redeemable as provided in the Certificate of Designations. The shares of Series C Convertible Preferred Stock shall be convertible into the Corporation's Common Stock in the manner and according to the terms set forth in the Certificate of Designations. Upon a Fundamental Change, holders of shares of Series C Convertible Preferred Stock will have the right to require the Corporation to purchase such shares in the manner and according to the terms set forth in the Certificate of Designations.

As required under Delaware law, the Corporation shall furnish to any Holder upon request and without charge, a full summary statement of the designations, voting rights preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Corporation so far as they have been fixed and determined.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Series C Convertible Preferred Stock evidenced hereby to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------


(Insert address and zip code of assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


and irrevocably appoints:

--------------------------------------------------------------------------------

agent to transfer the shares of Series C Convertible Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date:  __________________

Signature:  ______________________

(Sign exactly as your name appears on the other side of this Series C Convertible Preferred Stock Certificate)

Signature Guarantee: _________________________ (1)

---------------
(1) Signature must be guaranteed by an "eligible guarantor institution" (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder in order to Convert the Series C Convertible Preferred Stock)

The undersigned hereby irrevocably elects to convert (the "Conversion") _______ shares of 4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C (the "Series C Convertible Preferred Stock"), represented by stock certificate No(s). __ (the "Series C Convertible Preferred Stock Certificates") into shares of common stock, par value $0.01 per share ("Common Stock"), of Kansas City Southern (the "Corporation") according to the conditions of the Certificate of Designations establishing the terms of the Series C Convertible Preferred Stock (the "Certificate of Designations"), as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. A copy of each Series C Convertible Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Series C Convertible Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933 (the "Act") or pursuant to an exemption from registration under the Act.

Any holder, upon the exercise of its conversion rights in accordance with the terms of the Certificate of Designations and the Series C Convertible Preferred Stock, agrees to be bound by the terms of the Registration Rights Agreement.

The Corporation is not required to issue shares of Common Stock until the original Series C Convertible Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent. The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than two business days following receipt of the original Series C Convertible Preferred Stock Certificate(s) to be converted.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designations.

    Date of Conversion:  _______________________________________________________
    Applicable Conversion Rate:  _______________________________________________
    Number of shares of Convertible
             Series C Convertible Preferred Stock to be Converted:  ____________

    Number of shares of Common
             Stock to be Issued:  ______________________________________________
    Signature:  ________________________________________________________________
    Name:  _____________________________________________________________________
    Address:(2)_________________________________________________________________
    Fax No.:  __________________________________________________________________
















-----------------------
(2) Address where shares of Common Stock and any other payments or certificates shall be sent by the Corporation.

                                                                     SCHEDULE A


                    SCHEDULE OF EXCHANGES FOR GLOBAL SECURITY

     The initial number of shares of Series C Convertible Preferred Stock represented by this Global Preferred Share shall be __________. The following exchanges of a part of this Global Preferred Share have been made:

---------------- --------------------- ------------------ ------------------ ----------------------
                                           Amount of      Number of shares
                  Amount of decrease      increase in      represented by
                          in           number of shares      this Global
                   number of shares     represented by     Preferred Share
     Date        represented by this         this             following           Signature of
      Of           Global Preferred    Global Preferred   such decrease or     authorized officer
   Exchange             Share                Share            increase            of Registrar


---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

---------------- --------------------- ------------------ ------------------ ----------------------

                                                                       EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER
 (Transfers pursuant to subparagraph (e)(xvi)(C)(2) or (e)(xvi)(D) of Paragraph
         FIRST of the Amended and Restated Certificate of Incorporation)

UMB Bank, N.A., as Transfer Agent
928 Grand Boulevard
Kansas City, MO 64106
Attn: Nancy Hoffman

Re:      Kansas City Southern
         4.25% Redeemable Cumulative Convertible Perpetual Preferred Stock, Series C (the "Series C Convertible Preferred Stock")

Reference is hereby made to the Certificate of Designations relating to the Series C Convertible Preferred Stock dated May 5, 2003, as such may be amended from time to time (the "Certificate of Designations"). Capitalized terms used but not defined herein shall have the respective meanings given them in the Certificate of Designations.

This Letter relates to _____ shares of the Series C Convertible Preferred Stock (the "Securities") which are held in the form of a Global Preferred Share bearing the Restricted Shares Legend (CUSIP NO. ) with the Depository in the name of [name of transferor] (the "Transferor") to effect the transfer of the Securities.

In connection with such request, and in respect of the Series C Convertible Preferred Stock, the Transferor does hereby certify that shares of the Series C Convertible Preferred Stock are being transferred (i) in accordance with applicable securities laws of any state of the United States or any other jurisdiction and (ii) in accordance with their terms:


CHECK ONE BOX BELOW, AS APPLICABLE:

(1) [ ] to a transferee that the Transferor reasonably believes is a qualified institutional buyer, within the meaning of Rule 144A under the Securities Act, purchasing for its own account or for the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A;

(2) [ ] pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available);

(3) [ ] in accordance with another exemption from the registration requirements of the Securities Act (based upon an opinion of counsel if the Corporation so requests);

(4) [ ] to the Corporation or a subsidiary thereof; or

(5) [ ] pursuant to a registration statement that has been declared effective under the Securities Act.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (2) or
(3) is checked, the Transfer Agent shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Corporation has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                            [Name of Transferor]


                                            By:___________________________
                                            Name:
                                            Title:



Dated:

cc:      Kansas City Southern
         P.O. Box 219335
         Kansas City, Missouri 64121-9335
         Attn: Corporate Secretary

                                                                       EXHIBIT C

                           Form of Common Share Legend


"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH KANSAS CITY SOUTHERN (THE "COMPANY") OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHTS OF THE COMPANY AND THE WITHIN MENTIONED TRANSFER AGENT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRANSFER AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

                                                                       EXHIBIT D

                         FORM OF CERTIFICATE OF TRANSFER
                                FOR COMMON STOCK

                   (Transfers pursuant to Section 16(f) of the
                          Certificate of Designations)

[Transfer Agent]


Attn:

Re:      Kansas City Southern
         4.25% Redeemable Cumulative Convertible Perpetual Series C Convertible Preferred Stock (the "Series C Convertible Preferred Stock")

Reference is hereby made to the Certificate of Designations relating to the Series C Convertible Preferred Stock dated May 5, 2003, as such may be amended from time to time (the "Certificate of Designations"). Capitalized terms used but not defined herein shall have the respective meanings given them in the Certificate of Designations.

This letter relates to ____ shares of Common Stock represented by the accompanying certificate(s) that were issued upon conversion of the Series C Convertible Preferred Stock and which are held in the name of [name of transferor] (the "Transferor") to effect the transfer of such Common Stock.

In connection with such request and in respect of the shares of Common Stock, the Transferor does hereby certify that the shares of Common Stock are being transferred (i) in accordance with applicable securities laws of any state of the United States or any other jurisdiction and (ii) in accordance with their terms:

CHECK ONE BOX BELOW

(1) [ ] pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available);

(2) [ ] in accordance with another exemption from the registration requirements of the Securities Act (based upon an opinion of counsel if the Corporation so requests);

(3) [ ] to the Corporation or a subsidiary thereof; or

(4) [ ] pursuant to a registration statement that has been declared effective under the Securities Act.

Unless one of the boxes is checked, the Transfer Agent will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (1) or
(2) is checked, the Transfer Agent shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Corporation has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                            [Name of Transferor]

                                            By:  ____________________
                                            Name:
                                            Title:
Dated:
cc:      Kansas City Southern
         P.O. Box 219335
         Kansas City, Missouri 64121-9335
         Attn: Corporate Secretary

                                                                       EXHIBIT E

                    FORM OF NOTICE OF ELECTION OF REDEMPTION
                            UPON A FUNDAMENTAL CHANGE

TO:      KANSAS CITY SOUTHERN

     The undersigned hereby irrevocably acknowledges receipt of a notice from Kansas City Southern (the "Corporation") as to the occurrence of a Fundamental Change with respect to the Corporation and requests and instructs the Corporation to purchase _____ shares of Series C Convertible Preferred Stock in accordance with the terms of the Certificate at the Purchase Price.

     Capitalized terms used but not defined herein shall have the meanings ascribed thereto pursuant to the Certificate of Designations.

Dated: _____________

____________________

____________________
Signature(s)

                    NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever.

                    Aggregate Accreted Liquidation Preference to be redeemed (if less than all):

                    ______________________________________

                    ______________________________________
                    Social Security or Other Taxpayer Identification Number

                                                                      APPENDIX B









                              ACQUISITION AGREEMENT

                                  BY AND AMONG

                              KANSAS CITY SOUTHERN,
                             A DELAWARE CORPORATION,

                                 KARA SUB, INC.,
                             A DELAWARE CORPORATION,

                                GRUPO TMM, S.A.,
                       A SOCIEDAD ANONIMA ORGANIZED UNDER
                     THE LAWS OF THE UNITED MEXICAN STATES,

                           TMM HOLDINGS, S.A. DE C.V.,
                     A SOCIEDAD ANONIMA DE CAPITAL VARIABLE
             ORGANIZED UNDER THE LAWS OF THE UNITED MEXICAN STATES,

                                       AND

                          TMM MULTIMODAL, S.A. DE C.V.,
                     A SOCIEDAD ANONIMA DE CAPITAL VARIABLE
              ORGANIZED UNDER THE LAWS OF THE UNITED MEXICAN STATES


                          DATED AS OF APRIL ____, 2003

                                TABLE OF CONTENTS

ARTICLE 1 STOCK PURCHASE......................................................1
   Section 1.1 Stock Purchase.................................................1
   Section 1.2 Stock Purchase Price...........................................1
ARTICLE 2 SUBSIDIARY INVESTMENT...............................................2
   Section 2.1 Subsidiary Investment..........................................2
ARTICLE 3 THE MERGER..........................................................2
   Section 3.1 The Merger.....................................................2
   Section 3.2 Name Change, Certificate of Incorporation
     and Bylaws...............................................................2
   Section 3.3 Board and Officers.............................................2
   Section 3.4 Merger Integration Committee...................................3
ARTICLE 4 CLOSING.............................................................3
   Section 4.1 Closing........................................................3
   Section 4.2 Actions at Closing.............................................3
   Section 4.3 Conversion of Securities.......................................4
ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF SELLERS...........................5
   Section 5.1 Organization and Related Matters...............................5
   Section 5.2 Authorized Capitalization......................................6
   Section 5.3 GTFM and GTFM Subsidiaries.....................................7
   Section 5.4 Authority; No Violation........................................7
   Section 5.5 Consents and Approvals.........................................8
   Section 5.6 Financial Statements; Undisclosed Liabilities..................9
   Section 5.7 Contracts......................................................9
   Section 5.8 Intellectual Property Rights..................................10
   Section 5.9 Employee Benefit Matters......................................10
   Section 5.10 Labor and Other Employment Matters...........................11
   Section 5.11 Tax Matters..................................................13
   Section 5.12 Legal Proceedings............................................14
   Section 5.13 Permits and Compliance.......................................14
   Section 5.14 Environmental Matters........................................15
   Section 5.15 Properties...................................................15
   Section 5.16 Insurance....................................................16
   Section 5.17 No Other Broker..............................................16
   Section 5.18 No GTFM Material Adverse Effect..............................16
   Section 5.19 Sufficiency of and Title to Assets...........................16
   Section 5.20 Information in Filed Documents...............................16
   Section 5.21 Transactions with Affiliates.................................17
   Section 5.22 No Loss of Significant Customers.............................17
   Section 5.23 Trading in and Ownership of KCS Common Stock.................17
   Section 5.24 Solvency.....................................................17
   Section 5.25 Termination of Option Agreement..............................17
ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF KCS..............................18
   Section 6.1 Organization and Related Matters..............................18
   Section 6.2 Authority; No Violation.......................................18
   Section 6.3 Consents and Approvals........................................20
   Section 6.4 Authorized Capitalization.....................................20
   Section 6.5 SEC Filings...................................................21
   Section 6.6 Financial Statements; Undisclosed Liabilities.................21
   Section 6.7 No Other Broker...............................................21
   Section 6.8 Information in Filed Documents................................22
   Section 6.9 No KCS Material Adverse Effect................................22
   Section 6.10 KARA Sub.....................................................22
   Section 6.11 Legal Proceedings............................................22
   Section 6.12 KCS Capital Resources........................................22
   Section 6.13 Employee Benefit Matters.....................................23
   Section 6.14 Labor and Other Employment Matters...........................23
   Section 6.15 Tax..........................................................23
   Section 6.16 Permits and Compliance.......................................23
   Section 6.17 Environmental Matters........................................24
   Section 6.18 Properties...................................................24
ARTICLE 7 COVENANTS AND ADDITIONAL AGREEMENTS................................25
   Section 7.1 Conduct of Business by the GTFM Group.........................25
   Section 7.2 Conduct of Business by KCS and its Subsidiaries...............27
   Section 7.3 Access to Information; Confidentiality........................28
   Section 7.4 Regulatory Matters; Governing Documents;
     Third-Party Consents....................................................28
   Section 7.5 Stockholder and Debtholder Approvals..........................29
   Section 7.6 Tax Matters...................................................30
   Section 7.7 Insurance.....................................................30
   Section 7.8 Notification of Certain Matters...............................30
   Section 7.9 Further Assurances............................................31
   Section 7.10 Third-Party Matters..........................................31
   Section 7.11 Efforts of Parties to Close..................................32
   Section 7.12 Expenses.....................................................33
   Section 7.13 VAT Contingency Payment......................................33
   Section 7.14 Financing for the Acquisition................................33
   Section 7.15 Release......................................................33
ARTICLE 8 CONDITIONS.........................................................34
   Section 8.1 Mutual Conditions.............................................34
   Section 8.2 Conditions to the Obligations of KCS..........................34
   Section 8.3 Conditions to the Obligations of Sellers......................35
ARTICLE 9 TERMINATION........................................................37
   Section 9.1 Termination...................................................37
   Section 9.2 Survival after Termination....................................37
ARTICLE 10 INDEMNIFICATION...................................................38
   Section 10.1 Survival of Representations, Warranties
     and Covenants; Exclusive Monetary Remedies..............................38
   Section 10.2 Indemnification by Sellers...................................38
   Section 10.3 Indemnification by KCS.......................................39
   Section 10.4 Procedures for Third-Party Claims............................40
   Section 10.5 Tax Indemnification..........................................41
ARTICLE 11 DEFINITIONS.......................................................41
   Section 11.1 Certain Defined Terms........................................41
ARTICLE 12 MISCELLANEOUS.....................................................47
   Section 12.1 Amendments; Waiver...........................................47
   Section 12.2 Entire Agreement.............................................47
   Section 12.3 Interpretation...............................................48
   Section 12.4 Severability.................................................48
   Section 12.5 Notices......................................................49
   Section 12.6 Headings.....................................................50
   Section 12.7 Binding Effect; Persons Benefiting;
    No Assignment............................................................50
   Section 12.8 No Third Party Beneficiaries.................................50
   Section 12.9 Counterparts.................................................50
   Section 12.10 Specific Enforcement........................................50
   Section 12.11 Governing Law; Dispute Resolution...........................50
   Section 12.12 Announcements...............................................53
   Section 12.13 Termination Fee.............................................53

                             TABLE OF DEFINED TERMS


TERM                                        PAGE                       SECTION
----                                        ----                       -------

2003 Notes....................................9............................5.5
2006 Notes....................................9............................5.5
Acquisition...................................1.......................Preamble
Affiliate....................................40...........................11.1
Agreement.....................................1.......................Preamble
Ancillary Agreements..........................1.......................Preamble
Applicable Law...............................40...........................11.1
Arbitration Costs............................51..................12.11(d)(iii)
Arbitration Demand...........................50.......................12.11(d)
Arbitrators..................................50....................12.11(d)(i)
Benefit Plan.................................10.........................5.9(a)
Board of Directors............................2............................3.3
Business Day.................................40...........................11.1
Buyer Parties................................31........................7.10(c)
Certificate of Merger.........................2............................3.1
Change of Control............................40...........................11.1
Closing.......................................3............................4.1
Closing Date..................................3............................4.1
Code.........................................22...........................6.13
Concession...................................41...........................11.1
Confidentiality Agreement....................41...........................11.1
Consulting Agreement.........................41...........................11.1
Contracts....................................41...........................11.1
Control......................................41...........................11.1
Del. G.C.L....................................2............................3.1
Disputes.....................................49.......................12.11(a)
Dispute Notice...............................50.......................12.11(c)
Dispute Parties..............................49.......................12.11(a)
Dispute Party................................49.......................12.11(a)
Effective Time................................2............................3.1
Encumbrance..................................41...........................11.1
Environmental Laws...........................41...........................11.1
Environmental Permit.........................42...........................11.1
ERISA........................................22...........................6.13
ERISA Affiliate..............................42...........................11.1
Exchange Act.................................42...........................11.1
Expiration Date..............................37........................10.1(a)
Final Resolution of the VAT Claim............42...........................11.1
GAAP.........................................42...........................11.1
Governmental Authority.......................42...........................11.1
GTFM..........................................1.......................Preamble
GTFM Assets..................................16...........................5.19
GTFM Benefit Plan............................10.........................5.9(a)
GTFM Business................................42...........................11.1
GTFM Financial Statements.....................9............................5.6
GTFM Form 20-F...............................43...........................11.1
GTFM Group...................................43...........................11.1
GTFM Insurance Policies......................16...........................5.16
GTFM Material Adverse Effect.................43...........................11.1
GTFM Shares...................................1............................1.1
GTFM Subsidiaries.............................7.........................5.3(a)
GTFM Trademarks..............................43...........................11.1
GTFM Voting Debt..............................6............................5.2
Hazardous Materials..........................43...........................11.1
HSR Act......................................43...........................11.1
Income Taxes.................................43...........................11.1
Indemnified Party............................39........................10.4(a)
Intellectual Property........................43...........................11.1
Investment Advisers Act......................44...........................11.1
Investment Company Act.......................44...........................11.1
KARA Sub......................................1.......................Preamble
KARA Sub Common Stock.........................2............................2.1
KCS...........................................1.......................Preamble
KCS Acquisition Proposal.....................31........................7.10(c)
KCS Assets...................................44...........................11.1
KCS Business.................................44...........................11.1
KCS Disclosure Schedule......................17.........Article 6 Introduction
KCS Financial Statements.....................20............................6.6
KCS Indemnitees..............................37...........................10.2
KCS Material Adverse Effect..................44...........................11.1
KCS SEC Documents............................21............................6.5
KCS Stock Option Plan........................44...........................11.1
KCS Voting Debt..............................20............................6.4
Knowledge....................................44...........................11.1
Law..........................................44...........................11.1
Losses.......................................38...........................10.2
Merger........................................1.......................Preamble
Merger Integration Committee..................3............................3.4
MM............................................1.......................Preamble
MM Subsidiaries..............................44...........................11.1
NAFTA Rail....................................2............................3.2
NYSE.........................................44...........................11.1
Parties.......................................1.......................Preamble
Permits......................................14........................5.13(a)
Permitted Encumbrance........................45...........................11.1
Person.......................................45...........................11.1
Proceedings..................................14...........................5.12
Process Agent................................52.......................12.11(f)
Put Agreement................................45...........................11.1
Put Purchase Price...........................45...........................11.1
Reconciliation................................9............................5.6
Scheduled Contracts...........................9............................5.7
SEC..........................................45...........................11.1
Securities...................................45...........................11.1
Securities Act...............................45...........................11.1
Securities Laws..............................45...........................11.1
Seller Disclosure Schedule....................5.........Article 5 Introduction
Seller Indemnitees...........................38...........................10.3
Seller Material Adverse Effect...............45...........................11.1
Seller Parties...............................30........................7.10(a)
Sellers.......................................5.........Article 5 Introduction
Strategic Investor...........................45...........................11.1
Stock Purchase................................1.......................Preamble
Stock Purchase Price..........................1............................1.1
Straddle Period..............................29.........................7.6(b)
Subsidiary...................................46...........................11.1
Subsidiary Investment.........................1.......................Preamble
Surviving Company.............................2............................3.1
Tax..........................................45...........................11.1
Tax Return...................................46...........................11.1
Taxing Authority.............................46...........................11.1
Termination Date.............................36.....................9.1(a)(vi)
TFM..........................................46...........................11.1
Third-Party Claim............................39........................10.4(a)
TMM...........................................1.......................Preamble
TMM Account...................................1............................1.2
TMM Acquisition Proposal.....................30........................7.10(a)
TMMH..........................................1.......................Preamble
UMS...........................................1.......................Preamble
U.S..........................................46...........................11.1
VAT..........................................46...........................11.1
VAT Claim....................................46...........................11.1
VAT Contingency Payment......................32...........................7.13
VAT Payment..................................46...........................11.1

Exhibit 1         KARA Sub Note
Exhibit A         Amended and Restated Certificate of Incorporation of
                  the Surviving Company
Exhibit B         Bylaws of the Surviving Company
Exhibit C         Agreement of Assignment and Assumption of Put Obligations
Exhibit D         Boards of Directors, Committees and Officers of Surviving
                  Company, GTFM and GTFM Subsidiaries and Merger Integration
                  Committee
Exhibit E         Seller Disclosure Schedule
Exhibit F         KCS Disclosure Schedule
Exhibit G-1       Form of Opinion Letter of Milbank, Tweed, Hadley & McCloy LLP
Exhibit G-2       Form of Opinion Letter of Haynes & Boone, L.C.
Exhibit H-1       Form of Opinion Letter of Sonnenschein Nath & Rosenthal
Exhibit H-2       Form of Opinion Letter of Jay Nadlman, Esq.

     ACQUISITION AGREEMENT, dated as of April 20, 2003 (this "Agreement"), by and among KANSAS CITY SOUTHERN, a Delaware corporation ("KCS"), KARA Sub, Inc., a Delaware corporation ("KARA Sub"), GRUPO TMM, S.A., a SOCIEDAD ANONIMA organized under the laws of the United Mexican States ("UMS") ("TMM"), TMM HOLDINGS, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS and a subsidiary of TMM ("TMMH") and TMM MULTIMODAL, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS ("MM") and a subsidiary of TMMH (collectively, the "Parties").

     WHEREAS, each of the Boards of Directors of KCS, TMM, TMMH and MM has approved and declared advisable the acquisition by KCS of all of MM's interest in GRUPO TRANSPORTACION FERROVIARIA MEXICANA, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS ("GTFM") through (i) the purchase by KARA Sub from MM of all of the capital stock of GTFM held by MM (the "Stock Purchase"), (ii) the investment by MM in KARA Sub (the "Subsidiary Investment") and (iii) the merger of KARA Sub with and into KCS (the "Merger") upon the terms and subject to the conditions of this Agreement (collectively, the Stock Purchase, Subsidiary Investment and the Merger comprise the "Acquisition"); and

     WHEREAS, certain of the Parties and other parties are entering into ancillary agreements (the "Ancillary Agreements," identified hereinafter) to carry out certain of the objectives of this Agreement and of the Acquisition.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound hereby, the Parties agree as follows:

                                   ARTICLE 1
                                 STOCK PURCHASE

     SECTION 1.1 STOCK PURCHASE. Upon the terms and subject to satisfaction or waiver of the conditions set forth in Article 8, at the Closing, KARA Sub shall purchase, acquire and receive from MM, and MM shall sell, assign, transfer, convey and deliver to KARA Sub, all GTFM Shares held by MM, consisting of 25,500 shares of Series "A" fixed capital stock of GTFM and 3,842,901 shares of Series "A" variable capital stock of GTFM (collectively the "GTFM Shares"), for the consideration described in Section 1.2 (the "Stock Purchase Price").

     SECTION 1.2 STOCK PURCHASE PRICE. The Stock Purchase Price to be paid by KARA Sub to MM at the Closing for the purchase of the GTFM Shares shall be paid by the delivery of: (i) $200 million, in immediately available funds, by wire transfer to the account designated by TMM to KCS at least three business days prior to the Closing Date (the "TMM Account"), provided, that KCS may, at its option, elect to pay up to $80 million of such amount by delivering to MM a number of shares of KCS Common Stock, or of KCS Class A Common Stock determined by dividing the amount that KCS so elects to pay other than in cash by $12.50 (such election to be made by written notice to the Sellers not less than 30 days prior to the Closing specifying the amount which KCS elects to pay through the delivery of Common Stock or Class A Common Stock and the class of such stock, which notice shall be irrevocable once given); and (ii) a subordinated promissory note evidencing an indebtedness of KARA Sub in the principal amount of $25,000,000, having the terms and conditions set forth in the form of note attached hereto as Exhibit 1 (the "KARA Sub Note"). KCS covenants and agrees to provide KARA Sub with sufficient funds to make all payments required to be made by it under this Agreement.

                                   ARTICLE 2
                              SUBSIDIARY INVESTMENT

     SECTION 2.1 SUBSIDIARY INVESTMENT. At the Closing, immediately following the Stock Purchase, MM shall subscribe for and purchase from KARA Sub 100 shares of KARA Sub common stock, $.01 par value ("KARA Sub Common Stock"), representing 10% of the issued and outstanding shares of KARA Sub Common Stock, and KARA Sub shall issue, sell and transfer to MM the KARA Sub Common Stock in consideration for delivery by MM to KARA Sub of the KARA Sub Note.

                                   ARTICLE 3
                                   THE MERGER

     SECTION 3.1 THE MERGER. Immediately following the Subsidiary Investment, KARA Sub shall be merged with and into KCS in accordance with the General Corporation Law of the State of Delaware ("Del. G.C.L."). KCS and KARA Sub shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Delaware, in such form as required by, and executed in accordance with the relevant provisions of, the Del. G.C.L. (the date and time of the filing of the Certificate of Merger being the "Effective Time"). At the Effective Time, the effects of the Merger shall be as provided in the Certificate of Merger and the applicable provisions of the Del. G.C.L. As a result of the Merger, the separate corporate existence of KARA Sub shall cease and KCS shall continue as the surviving corporation of the Merger (the "Surviving Company").

     SECTION 3.2 NAME CHANGE, CERTIFICATE OF INCORPORATION AND BYLAWS. At the Effective Time, KCS shall change its name to "NAFTA Rail Corporation" or such other name as shall be determined by KCS and its Restated Certificate of
Incorporation and Bylaws shall be amended in their entirety to contain the provisions set forth, respectively, in Exhibits A and B to this Agreement, which shall become, respectively, the Amended and Restated Certificate of Incorporation and Bylaws of the Surviving Company. At the Effective Time, the Charter and Bylaws, or other organizational documents of GTFM and each GTFM Subsidiary shall be amended as determined by KCS.

     SECTION 3.3 BOARD AND OFFICERS. At the Effective Time, the Board of Directors of the Surviving Company (the "Board of Directors") shall be comprised of eleven members (provided, that KCS may add a representative of a Strategic Investor in KCS as a twelfth director) divided into three classes, each class to be as equal in number as practicable, to serve staggered three-year terms. At or promptly following the Effective Time, the Board of Directors shall establish, and appoint the members of, such committees as the Board of Directors deems appropriate, which shall include the committees set forth in Exhibit D to this Agreement. Included in Exhibit D are the names of the members of the respective initial Board of Directors (including those persons designated to be members of the committees of the Board of Directors), and the initial executive officers, of the Surviving Company, and of GTFM and the GTFM Subsidiaries, each to hold office at the Effective Time. Each person identified in Exhibit D to this Agreement shall hold office in accordance with the applicable charter documents and Ancillary Agreements and until the earlier of their resignations or removal as permitted under such charter documents and Ancillary Agreements, or until their respective successors are duly elected and qualified, as the case may be.

     SECTION 3.4 MERGER INTEGRATION COMMITTEE. The Board of Directors shall appoint, effective as of the Effective Time, a merger integration committee ("Merger Integration Committee"), comprised initially of the persons identified as such in Exhibit D. The Merger Integration Committee shall assist the Board of Directors for a period of one year in managing the transition of ownership and operation of GTFM contemplated by this Agreement and shall have such other duties and responsibilities as may be assigned by the Board of Directors, consistent with the Ancillary Agreements.

                                   ARTICLE 4
                                     CLOSING

     SECTION 4.1 CLOSING. Unless this Agreement shall have been earlier terminated in accordance with the terms hereof, the consummation of the transactions contemplated by this Agreement (the "Closing") shall, subject to the satisfaction or waiver of the conditions set forth in Article 8, take place at the offices of Sonnenschein Nath & Rosenthal, 1221 Avenue of the America, 24th Floor, New York, New York, on the second (2nd) Business Day after all of the conditions set forth in Article 8 have been satisfied or waived (other than the conditions that relate to actions to be taken at the Closing) or at such other date, time and place as KCS and MM shall mutually agree in writing (the date on which the Closing takes place, the "Closing Date"). The closing of the Acquisition is dependent upon the closing of each of the Stock Purchase, the Subsidiary Investment and the Merger and if any one of the Stock Purchase, the Subsidiary Investment or the Merger shall not close, then the Acquisition shall not close and all consideration theretofore paid or exchanged shall be promptly returned.

     SECTION 4.2 ACTIONS AT CLOSING. At the Closing:

     (a) KCS shall cause KARA Sub to deliver to MM the Stock Purchase Price, including the KARA Sub Note, duly executed and in proper form to evidence the indebtedness of KCS Sub represented thereby and MM shall, and TMM shall cause MM to, deliver to KARA Sub the stock certificates for the GTFM Shares duly endorsed in favor of KARA Sub in proper form to transfer ownership to KARA Sub of such shares free and clear of any and all Encumbrances.

     (b) MM shall, and TMM shall cause MM to, deliver to KARA Sub the KARA Sub Note, duly endorsed for transfer to KARA Sub free and clear of any and all Encumbrances, other than Encumbrances arising solely by operation of law, and KCS shall cause KARA Sub to issue and deliver to MM the KARA Sub Common Stock.

     (c) KCS and KARA Sub shall file the Certificate of Merger with the Secretary of State of Delaware to effect the Merger.

     (d) The Parties shall deliver and receive, respectively, the opinions of counsel referred to in Section 8.2(f) and 8.3(e) and the officers' certificates referred to in Section 8.2(c) and 8.3(c).

     (e) KCS and Consultant shall execute and deliver the Consulting Agreement, which shall become effective on the first business day following the Closing Date.

     (f) KCS and TMM shall execute and deliver the Marketing and Services Agreement. KCS, TMM and the other parties thereto shall execute and deliver the Stockholders' Agreement and the Registration Rights Agreement.

     (g) TMM and KCS shall execute and deliver an agreement by which TMM assigns its rights, and KCS assumes TMM's obligations, to purchase TFM stock pursuant to the Put Agreement and indemnifying TMM from KCS's non-performance of such obligations, such agreement to be substantially in the form of Exhibit C hereto.

     (h) To the extent in the possession of TMM or MM, TMM and MM shall, and TMM shall cause MM to, deliver to GTFM all files and books of account, including business, financial and tax records, of GTFM, including, without limitation, minute books, stock record books, the Concession Agreement and supporting exhibits and records relating thereto and work papers. In addition, TMM and MM shall, and TMM shall cause MM to, deliver to GTFM or KCS such other documents, resolutions, appointments, powers of attorney and instruments of transfer necessary or appropriate to implement this Agreement and effect the transactions contemplated hereby and by the Ancillary Agreements, in each case as KCS may reasonably request and in form and substance reasonably acceptable to KCS.

     (i) MM shall cause the Secretary of GTFM to make the corresponding notation in the Stock Registry Book of GTFM evidencing KARA Sub as the record, legal and beneficial owner of the GTFM Shares as of the Closing Date.

     (j) The written resignations of all directors and officers (or, as to officers, evidence reasonably acceptable to KCS of corporate action sufficient to effect their removal and replacement) of GTFM and GTFM Subsidiaries effective as of the Closing Date, except for those persons identified on Exhibit D as to continue in office, shall be delivered to KCS, accompanied by evidence reasonably satisfactory to KCS that prior to such resignation, the election of the successors to directors resigning was approved by at least two-thirds of the entire Board of Directors of such corporations.

     (k) All actions taken at the Closing pursuant to this Agreement shall be deemed to have been taken simultaneously and no actions or transactions will be deemed to have taken place, or documents delivered, or payments made, unless all actions and transactions have been completed and all documents have been executed and delivered.

     SECTION 4.3 CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any other action on the part of any Party:

     (a) each share of KARA Sub Common Stock issued and outstanding immediately prior to the Effective Time and held of record and beneficially by MM shall be converted into and exchanged for 180,000 shares of Class A Common Stock of the Surviving Company, representing in the aggregate 18,000,000 shares of Class A Common Stock of the Surviving Company and having the par value and the rights and limitations described in Article Fourth of Exhibit A to this Agreement;

     (b) each share of KARA Sub Common Stock issued and outstanding immediately prior to the Effective Time and held of record and beneficially by KCS shall be cancelled;

     (c) each share of KCS Common Stock, and each share of KCS Preferred Stock, issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as one share of Common Stock, and one share of Preferred Stock, respectively, of the Surviving Company, having the par value and the rights and limitations described in Article Fourth of Exhibit A to this Agreement;

     (d) each share of KCS Common Stock and each share of KCS Preferred Stock that is owned by KCS immediately prior to the Effective Time as treasury stock shall remain as one share of treasury stock of the Surviving Company having the par value and the rights and limitations described in Article Fourth of Exhibit A to this Agreement; and

     (e) each option to acquire KCS Common Stock issued and outstanding immediately prior to the Effective Time shall be adjusted as necessary to provide that, at the Effective Time, such option shall be deemed an option to acquire, on the same terms and conditions as were applicable under such option, the number of shares of Common Stock of the Surviving Company equal to the number of shares of KCS Common Stock subject to such option.

                                   ARTICLE 5

                    REPRESENTATIONS AND WARRANTIES OF SELLERS

     Except as set forth in the disclosure schedule attached as Exhibit E to this Agreement (the "Seller Disclosure Schedule"), TMM, TMMH and MM ("Sellers"), jointly and severally, represent and warrant to KCS as follows:

     SECTION 5.1 ORGANIZATION AND RELATED MATTERS.

     (a) TMM is a SOCIEDAD ANONIMA, duly formed, validly existing and in good standing under the laws of the UMS. TMM has the corporate power and authority necessary to carry on its business in the manner as it is now being conducted and to own, lease and operate all of its properties and assets. The copy of TMM's Corporate Charter and Bylaws previously provided to KCS is a complete and correct copy of such instrument as in effect on the date hereof. Sellers have provided KCS with an English translation of such documents.

     (b) TMMH is a S.A. de C.V., duly formed, validly existing and in good standing under the laws of the UMS. TMMH has the corporate power and authority necessary to carry on its business in the manner it is now being conducted and to own, lease and operate all of its properties and assets. TMMH is a subsidiary of TMM, which owns all of the issued and outstanding capital stock of TMMH, except as set forth in Section 5.1 of the Seller Disclosure Schedule.

     (c) MM is a S.A. de C.V., duly formed, validly existing and in good standing under the laws of the UMS. MM has the corporate power and authority necessary to carry on its respective business in the manner it is now being conducted and to own, lease and operate all of its properties and assets. MM is a subsidiary of TMMH, which owns all of the issued and outstanding capital stock of MM, except as set forth in Section 5.1 of the Seller Disclosure Schedule.

     (d) GTFM is a S.A. de C.V., duly formed, validly existing and in good standing under the laws of the UMS, and each of the GTFM Subsidiaries is a S.A. de C.V. or other business entity duly formed, validly existing and in good standing under the laws of the UMS. GTFM has the corporate power and authority necessary to carry on its business in the manner it is now being conducted and to own, lease and operate all of its properties and assets.

     (e) Each of TMM, TMMH, MM, GTFM and the Subsidiaries of GTFM is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such qualification or licensing necessary, except in jurisdictions where the failure of such license or qualification would not individually or in the aggregate have a GTFM Material Adverse Effect.

     (f) The copies of the Corporate Charter and Bylaws of each of TMMH, MM, GTFM, and of each of the GTFM Subsidiaries, delivered to KCS by TMM prior to the execution of this Agreement are complete and correct copies of such instruments as in effect on the date hereof and Sellers have provided KCS with English translations of such documents.

     SECTION 5.2 AUTHORIZED CAPITALIZATION. The authorized capital stock of GTFM consists of (i) 25,500 shares of Series "A" fixed capital, of which 25,500 shares are held by MM, (ii) 3,842,901 shares of Series "A" variable capital, of which 3,842,901 shares are held by MM, (iii) 24,500 shares of Series "B" fixed capital, of which 24,500 shares are held by NAFTA Rail, S.A. de C.V., (iv) 3,692,199 shares of Series "B" variable capital, of which 3,692,199 shares are held by NAFTA Rail, S.A. de C.V., and (v) 2,478,470 shares of Series "LII" variable capital, of which 2,478,470 are held by TFM. Except as set forth in
Section 5.2 of the Seller Disclosure Schedule, there are no other shares of capital stock of GTFM or other ownership interests in GTFM issued, reserved for issuance or outstanding. All of the shares of capital stock of GTFM outstanding are duly authorized, validly issued, fully paid and nonassessable and free of any preemptive rights and are not subject to any voting trust agreement (or similar agreement), or other Contract restricting or otherwise relating to the voting, dividend rights or disposition of such shares to which GTFM or any of the Sellers is a party or by which GTFM or any of the Sellers is bound. Except as set forth in this Section 5.2, there is no outstanding option, warrant, convertible or exchangeable security, right, subscription, call, right of first refusal, legally binding commitment, preemptive right or other agreement or right of any kind to which GTFM or the Sellers are a party or are otherwise bound entitling any Person to purchase or otherwise acquire (including by exchange or conversion) from GTFM or any GTFM Subsidiary any shares of capital stock of GTFM. Except as set forth in the Put Agreement, there are no outstanding obligations of GTFM or any of its Subsidiaries to redeem, repurchase or otherwise acquire any of the shares of capital stock of GTFM or any shares of capital stock (or other ownership interests) of any of its Subsidiaries. Neither GTFM nor any GTFM Subsidiary has outstanding any bonds, debentures, notes or other indebtedness generally having the right to vote (or convertible into, or exchangeable for, Securities having the right to vote) on any matters on which holders of shares of capital stock of GTFM may consent or vote ("GTFM Voting Debt"). There are no options, warrants, rights, convertible or exchangeable Securities, "phantom" interests or other ownership interest appreciation rights, commitments, Contracts, arrangements or undertakings of any kind to which GTFM or any of its Subsidiaries is a party or by which any of them is bound (i) obligating GTFM or any of its Subsidiaries or any other Person to issue, deliver or sell, or cause to be issued, delivered or sold, existing or additional shares of capital stock of GTFM or capital stock (or other ownership interests) of any GTFM Subsidiary, or any security convertible into or exercisable or exchangeable for any of the foregoing or for GTFM Voting Debt, (ii) obligating GTFM or any GTFM Subsidiary or any other Person to issue, grant, extend or enter into any such option, warrant, call, right, security commitment, Contract, arrangement or undertaking, (iii) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights accruing to holders of the shares of capital stock of GTFM or capital stock (or other ownership interests) of any GTFM Subsidiary or (iv) that give rise to a right to receive any payment from GTFM or any GTFM Subsidiary upon the execution of this Agreement or the consummation of the Merger or any of the other transactions contemplated hereby, except as set forth in this Section 5.2. Notwithstanding the disclosures set forth in Section 5.2 of the Seller Disclosure Schedule or otherwise, the shares of GTFM to be purchased by KARA Sub from MM pursuant to this Agreement shall be acquired by KARA Sub free and clear of any and all Encumbrances, except for any Encumbrances created by KARA Sub or its Affiliates or by operation of law.

     SECTION 5.3 GTFM AND GTFM SUBSIDIARIES.

     (a) Section 5.3 of the Seller Disclosure Schedule lists each Subsidiary of GTFM (the "GTFM Subsidiaries") and their respective jurisdictions of incorporation or organization and the outstanding shares of capital stock and other ownership interests, if any, of the GTFM Subsidiaries, and the record owner thereof. All of the outstanding shares of capital stock of, or other equity interests in, each of the GTFM Subsidiaries have been validly issued and are fully paid and nonassessable and such shares or interests owned directly or indirectly by GTFM free and clear of all Encumbrances and free of any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests, except as set forth in Section 5.3 of the Seller Disclosure Schedule. Except for the capital stock or other ownership interests of the GTFM Subsidiaries as set forth on Section 5.3 of the Seller Disclosure Schedule, GTFM does not beneficially own directly or indirectly any capital stock, membership interest, partnership interest, joint venture interest or other equity interest in any Person.

     (b) Neither GTFM nor any of the GTFM Subsidiaries engage in or conduct any business other than as set forth in the GTFM Form 20-F, or as set forth in
Section 5.3 of the Seller Disclosure Schedule. Neither GTFM nor any of the GTFM Subsidiaries has taken any action or commenced or threatened any legal proceeding for the administration, winding-up or provisional winding-up or dissolution of GTFM or any of the GTFM Subsidiaries or seeking to enter into any arrangement or composition for the benefit of creditors, or for the appointment of a receiver, administrator, administrative receiver, trustee or similar officer of any of the properties, revenues, undertakings or assets of GTFM or any of the GTFM Subsidiaries, nor have any orders been made for any of the foregoing.

     SECTION 5.4 AUTHORITY; NO VIOLATION.

     (a) TMM, TMMH and MM each has full corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite action on their respective parts, and no other corporate action on the part of TMM, TMMH or MM is necessary to approve this Agreement or the Ancillary Agreements to which it is a party or to authorize or consummate the transactions contemplated hereby or thereby, other than approvals from the shareholders of TMM and MM. TMM has received the opinion of JP Morgan Securities, Inc. that the consideration to be received in the Acquisition is fair from a financial point of view to TMM. This Agreement and the Ancillary Agreements to which it is a party have been duly and validly executed and delivered by TMM, TMMH and MM (except for those Ancillary Agreements that are not dated the date hereof, which Ancillary Agreements shall be duly and validly executed and delivered prior to the Closing) and (assuming the due authorization, execution and delivery of this Agreement and the Ancillary Agreements by the other Parties hereto and thereto) constitute valid and binding obligations of TMM, TMMH and MM (except for those Ancillary Agreements that are not dated the date hereof, which Ancillary Agreements shall constitute valid and binding obligations of TMM, TMMH and MM at the Closing), enforceable against TMM, TMMH and MM in accordance with their terms, except as
(i) the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights of creditors generally and the availability of equitable relief (whether in proceedings at law or in equity) and (ii) rights to indemnification may be limited by the Securities Laws and the policies underlying such laws.

     (b) Neither the execution and delivery of this Agreement or the Ancillary Agreements to which it is a party by TMM, TMMH or MM nor the consummation by TMM, TMMH or MM of any of the transactions contemplated hereby or thereby to be performed by them, nor compliance by TMM, TMMH or MM with any of the terms or provisions hereof or thereof, will (i) violate any provision of the Charter or Bylaws of TMM, TMMH or MM or the charter or bylaws or comparable organizational documents of GTFM or any GTFM Subsidiary or (ii) assuming that the consents and approvals referred to in Section 5.5 are duly obtained, (x) violate, conflict with or require any notice, filing, consent, waiver or approval under any Applicable Law to which TMM, TMMH, MM, GTFM or the GTFM Subsidiaries or any of their respective properties, Contracts or assets are subject, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with or without notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate or result in a right of acceleration of the performance required by, result in the creation of any liability under, result in the creation of any Encumbrance other than any Permitted Encumbrance upon the properties, Contracts or assets of TMM, TMMH, MM, GTFM or the GTFM Subsidiaries under, or require any notice, approval, waiver or consent under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which TMM, TMMH, MM, GTFM or any of the GTFM Subsidiaries is a party, or by which TMM, TMMH, MM, GTFM or any of the GTFM Subsidiaries or any of their properties or assets may be bound or affected, except, in the case of this clause (ii), as set forth in Section
5.4 of the Seller Disclosure Schedule or as would not have or be reasonably expected to have, individually or in the aggregate, a GTFM Material Adverse Effect or result in an Encumbrance on the GTFM Shares.

     SECTION 5.5 CONSENTS AND APPROVALS. Except (i) as set forth in Section 5.5 of the Seller Disclosure Schedule and in the Ancillary Agreements, (ii) the prior approval of the Mexican Foreign Investments Commission, (iii) clearance by the Mexican Antitrust Commission, (iv) notice to the Mexican Ministry of Communications and Transportation, (v) compliance with and filings under the Securities Laws as may be required in connection with this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby, (vi) any required filings with the NYSE, (vii) the filing of the Certificate of Merger, (viii) consents from the holders of TMM's outstanding 9 1/2% Notes due 2003 (the "2003 Notes") and 10 1/4% Notes due 2006 (the "2006 Notes"), and (ix)
the expiration or earlier termination of the waiting period under the HSR Act, no consents or approvals of, or filings, declarations or registrations with any Governmental Authority, any third party or any other Person are necessary on the part of the Sellers in connection with the execution and delivery by each Seller of this Agreement or the Ancillary Agreements to which it is a party and the consummation by the Sellers of the Acquisition and the other transactions contemplated by this Agreement and the Ancillary Agreements other than such consents, approvals, filings, declarations or registrations which if not obtained would not reasonably be expected to have a GTFM Material Adverse Effect. To the best of Sellers' Knowledge, no control share, anti-takeover or similar statute under the laws of the UMS is applicable to the transactions contemplated hereby or by the Ancillary Agreements.

     SECTION 5.6 FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES. The audited consolidated financial statements of GTFM and its consolidated Subsidiaries for the period ended December 31, 2002, as approved by the shareholders of GTFM, previously provided to KCS (the "GTFM Financial Statements") present fairly, in all material respects, in conformity with IAS applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of GTFM and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments). The reconciliation ("Reconciliation") to U.S. GAAP from IAS of the GTFM Financial Statements, provided by GTFM to KCS, fairly presents in all material respects all adjustments necessary to reflect the presentation of such financial statements on a U.S. GAAP basis. Except as set forth in the GTFM Financial Statements, neither GTFM nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by IAS, or the Reconciliation, to be set forth on a consolidated balance sheet of GTFM and the consolidated GTFM Subsidiaries or in the notes thereto or which, individually or in the aggregate, could reasonably be expected to have a GTFM Material Adverse Effect.

     SECTION 5.7 CONTRACTS. Section 5.7 of the Seller Disclosure Schedule sets forth a complete and accurate list or description, as of the date of this Agreement, of all Contracts: (i) that are between GTFM or any of the GTFM Subsidiaries, on the one hand, and Sellers or any Affiliate of Seller (other than GTFM and its Subsidiaries) on the other hand, (ii) which constitute nondisclosure agreements or confidentiality agreements which could reasonably be expected to have a significant effect on the conduct of the GTFM Business or the business of the Surviving Company; (iii) pursuant to which GTFM or any of its Subsidiaries is either obligated to pay or entitled to receive in excess of $10 million in any year (that is not otherwise required to be disclosed pursuant to this Section 5.7); (iv) that are employment, management, consulting or severance agreements with any officer or director of GTFM or any of its Subsidiaries; (v) that include any noncompetition or nonsolicitation covenant or any exclusive dealing or similar arrangement that limits the ability of GTFM or any of its Subsidiaries to compete (geographically or otherwise) in any line of business or which would so limit the Surviving Company or any of its Subsidiaries after the Effective Time or (vi) trackage rights agreements, interline or interchange agreements with other railroads (collectively, the "Scheduled Contracts"). As of the date hereof, each of the Contracts is a legal, valid and binding obligation of GTFM or its Subsidiaries (assuming the due authorization, execution and delivery by the other Parties thereto) and is in full force and effect and enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally and by the availability of equitable remedies (whether in proceedings at law or in equity). As of the date of this Agreement, neither GTFM nor any of its Subsidiaries has received notice of cancellation of or default under or intent to cancel or call a default under any of the Scheduled Contracts. Assuming receipt of the consents and approvals set forth in Section 5.5, to the best of the Sellers' Knowledge, nothing has occurred which with or without notice or lapse of time or both would constitute a material breach of or a material default under any of the Scheduled Contracts.

     SECTION 5.8 INTELLECTUAL PROPERTY RIGHTS.

     (a) With respect to all Intellectual Property used in the conduct of the GTFM Business, GTFM or a Subsidiary of GTFM either has all right, title and interest in or valid and binding rights under Contract to use such Intellectual Property, except where the failure to have such rights would not reasonably be expected to have a GTFM Material Adverse Effect. Except as disclosed in Section
5.8 of the Seller Disclosure Schedule or as would not reasonably be expected to have a GTFM Material Adverse Effect, (i) all registrations with and applications to Governmental Authorities in respect of Intellectual Property owned by GTFM or a Subsidiary of GTFM are valid and in full force and effect, (ii) there are no material restrictions on the direct or indirect transfer of any Contract, or any interest therein, held by GTFM or any Subsidiary in respect of such Intellectual Property, (iii) to the Knowledge of the Sellers neither GTFM nor any Subsidiary of GTFM is in default (or with the giving of notice or lapse of time or both, would be in default) in any material respect under any Contract to use such
Intellectual Property and (iv) to the Knowledge of the Sellers, such Intellectual Property is not being infringed by any other Person. Neither GTFM nor any Subsidiary of GTFM has received notice that GTFM or any Subsidiary of GTFM is infringing in any material respect any Intellectual Property of any other Person, to the Knowledge of Sellers, no claim is pending or has been made to such effect that has not been resolved and, to the Knowledge of the Sellers, neither GTFM nor any Subsidiary of GTFM is infringing any Intellectual Property of any other Person the effect of which, individually or in the aggregate, could reasonably be expected to have a GTFM Material Adverse Effect. TMM shall transfer to GTFM or KCS, effective upon the closing, all right, title and interest in and to that certain trademark of mixed type, owned by TMM, registered with the Mexican Institute of Industrial Property under number 53951, class 37, in connection with the name "TFM" and its design, and shall execute and deliver all documents reasonably required by KCS to effect such transfer to the transferee and its successors and assigns.

     SECTION 5.9 EMPLOYEE BENEFIT MATTERS.

     (a) Section 5.9 of the Seller Disclosure Schedule sets forth a true and complete list of each material pension plan, deferred compensation plan, retirement income plan, stock option or stock purchase plan, profit sharing plan, bonus plan or policy, employee group insurance plan, hospitalization plan, disability plan or other employee benefit plan, program, policy or practice, formal or informal, funded or unfunded, to any current or former director, officer or employee (or to any dependent or beneficiary thereof) of GTFM or any Subsidiary of GTFM under which GTFM or any Subsidiary of GTFM has any present or future material obligation or liability, whether actual or contingent. Each such plan, agreement, program, policy and arrangement shall be referred to as a "Benefit Plan." Each Benefit Plan is further designated in Section 5.9 of the Seller Disclosure Schedule as either currently or formerly maintained, sponsored or contributed to by GTFM (a "GTFM Benefit Plan") or by any other entity (in which case such entity is identified). Neither GTFM nor any GTFM Subsidiary, nor to the Knowledge of Sellers, any other Person, has any express or implied commitment, whether legally enforceable or not, to modify, change or terminate any GTFM Benefit Plan, other than with respect to a modification, change or termination required by Applicable Law.

     (b) With respect to each Benefit Plan, GTFM has delivered or made available to KCS true, current, correct and complete copies of (i) each Benefit Plan (or, if not written, a written summary of its material terms), including without limitation all plan documents, adoption agreements, trust agreements, insurance Contracts or other funding vehicles and all amendments thereto, (ii) any summaries and summary plan descriptions, including any summary of material modifications, distributed to Benefit Plan participants, (iii) the most recent actuarial report or other financial statement relating to such Benefit Plan, as applicable, and (iv) all filings made with any Governmental Authorities with respect to any Benefit Plan.

     (c) Each Benefit Plan has been administered in material compliance with its terms and all Applicable Laws and material contributions required to be made under the terms of any of the Benefit Plans as of the date of this Agreement have been timely made or, if not yet due, have been properly reflected in the GTFM Financial Statements. With respect to the Benefit Plans, no event has occurred and there exists no condition or set of circumstances in connection with which GTFM could be subject to any material liability (other than for liabilities to pay benefits) under the terms of, or with respect to, such Benefit Plans, or any Applicable Law.

     (d) Except as disclosed in Section 5.9 of the Seller  Disclosure  Schedule:
(i) there has been no prohibited  transaction  (within the meaning of Applicable
Law) with respect to any Benefit Plan that could result in material liability to GTFM or the Surviving Company, (ii) each Benefit Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without material liability (other than liability for ordinary administrative expenses typically incurred in a termination event), (iii) no suit, administrative proceeding, action or other litigation has been brought or, to the Knowledge of Sellers, is threatened, against or with respect to any such Benefit Plan, including any audit or inquiry by any Governmental Authority, (iv) all tax, annual reporting and other governmental filings required have been timely filed with the appropriate Governmental Authority and all notices and disclosures have been timely provided to participants and (v) each Benefit Plan meets the requirement for deductibility under the law and regulations of the UMS.

     (e) No Benefit Plan exists, and no other payment shall be made that, as a result of the execution of this Agreement or the transactions contemplated by this Agreement (whether alone or in connection with a subsequent event), could result in the payment to any employee of the GTFM Group of any money or other property or could result in the increase, acceleration or provision of any payments, other rights or benefits to any such employee.

     SECTION 5.10 LABOR AND OTHER EMPLOYMENT MATTERS.

     (a) Sellers have made available to KCS a complete and accurate list (giving name, job title and current payroll compensation of each current employee of each company in the GTFM Group. None of the members of the GTFM Group has any responsibility or liability to any of its employees for any delinquent payments of wages, salaries, commissions, bonuses or other direct compensation for any services performed for it or amounts required to be reimbursed to such employee or paid to such employee for mandatory profit sharing, housing, mandatory retirement benefits, vacation benefits or social security benefits required under Mexican law in an amount that would have a GTFM Material Adverse Effect.

     (b) Except as would not reasonably be expected to have a GTFM Material Adverse Effect, each of the members of the GTFM Group (i) are in compliance in all material respects with all Applicable Law respecting labor, employment, immigration, fair employment practices, terms and conditions of employment, workers' compensation, occupational safety, plant closings, wages and hours and any other Law applicable to any of their employees, and (ii) has withheld all amounts required by Applicable Law or by agreement to be withheld from the wages, salaries, and other payments to employees, and (iii) is not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing.

     (c) No current officer of any member of the GTFM Group has given notice of termination of employment to the GTFM Group, nor do Sellers otherwise have any Knowledge, that any such officer intends to terminate his or her employment with the GTFM Group.

     (d) The Mexican Railway Workers Union (EL SINDICATO DETRABAJADORES FERROCARRILEROS DE LA REPUBLICA MEXICANA) is the only trade union or labor union representing any employees of GTFM or any of its Subsidiaries. Sellers have provided to KCS a true and complete copy of the collective bargaining agreement and any amendments thereof. Neither GTFM nor any of its Subsidiaries is a party, or is otherwise subject, to any other collective bargaining agreement or other labor union contract applicable to its employees. There are no material activities or proceedings by a labor union or representative thereof to organize any employees of GTFM or any of its Subsidiaries. There are no pending negotiations between GTFM or any of its Subsidiaries and any labor union or representative thereof regarding any proposed material changes to any existing collective bargaining agreement and no such collective bargaining agreement is subject to expiration or renewal within one year after the date hereof or the extension or renewal of such an agreement or the entering of any such agreement. There are no pending, and none of GTFM or any of its Subsidiaries has experienced since December 31, 2001 any, material labor disputes, lockouts, strikes, slowdowns, work stoppages, or threats thereof nor, to the knowledge of the Sellers, has any event occurred or does any circumstance exist that would provide a reasonable basis for any such dispute, lockout, strike, slowdown, work stoppage or threat thereof. GTFM and its Subsidiaries are not in default and have not breached in any material respect the terms of any applicable collective bargaining or other labor union contract, and there are no material claims or grievances outstanding against GTFM, any of its Subsidiaries, or any of their respective employees under any such agreement or contract.

     (e) Except as specified in Section 5.10 of the Seller Disclosure  Schedule,
(i) there are no claims, disputes or actions pending, or to the Knowledge of Sellers threatened, between GTFM or any of its Subsidiaries, on the one hand, and any of their employees, on the other hand, and (ii) to the Knowledge of Sellers, there are no facts or circumstances involving any employee that would form the basis of, or give rise to, any cause of action, including, without limitation, unlawful termination based on discrimination of any kind, except in case of such clause (i) or (ii) as would not reasonably be expected to have, individually or in the aggregate, a GTFM Material Adverse Effect.

     SECTION 5.11 TAX MATTERS.

     (a) Except as set forth in Section 5.11 of the Seller Disclosure Schedule or as would not have a GTFM Material Adverse Effect, all Tax Returns and reports of GTFM and the GTFM Subsidiaries required to be filed on or before the Closing Date have been duly and timely filed (taking into account all proper extensions) with the appropriate Taxing Authorities and all such Tax Returns were complete, correct and accurate. All Taxes shown on such Tax Returns as owed by GTFM or the GTFM Subsidiaries have been paid.

     (b) Except as set forth in Section 5.11 of the Seller Disclosure Schedule, neither GTFM nor any of the GTFM Subsidiaries has received any written notice of deficiency or assessment from any Taxing Authority with respect to material liabilities for Taxes of GTFM or any of the GTFM Subsidiaries which have not been paid or finally settled. No claim has ever been made in writing by an authority in a jurisdiction where GTFM or any of the GTFM Subsidiaries do not file Tax Returns that such entity is or may be subject to taxation by that jurisdiction. Except as set forth in Section 5.11 of the Seller Disclosure Schedule, no audit of any Tax Return concerning GTFM or any of the GTFM Subsidiaries is pending, being conducted, or to the Knowledge of Sellers, threatened to be instituted by a Taxing Authority. Except as set forth in
Section 5.11 of the Seller Disclosure Schedule, neither GTFM nor any of the GTFM Subsidiaries has in effect a waiver of any statute of limitation in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency that will be in effect as of the Closing Date.

     (c) There are no liens for Taxes on any assets of GTFM or any of the GTFM Subsidiaries other than liens for current Taxes (i) not yet due and payable or
(ii) that would not have a GTFM Material Adverse Effect.

     (d) Except as set forth in Section 5.11 of the Seller Disclosure Schedule, neither GTFM nor any of the GTFM Subsidiaries has any liability for the Taxes of any other Person as a transferee or successor, by Contract or otherwise.

     (e) There are no Tax sharing or Tax indemnity agreements or similar arrangements with respect to or involving GTFM or any of the GTFM Subsidiaries, other than agreements among GTFM and Subsidiaries in which GTFM owns directly or indirectly all equity interest.

     (f) Each of GTFM and the GTFM Subsidiaries has complied in all material respects with all applicable governmental rules relating to the payment, collection and withholding of Taxes.

     (g) Except as set forth in Section 5.11 of the Seller Disclosure Schedule, there is no Tax Litigation pending or to the Knowledge of Sellers threatened against GTFM and/or the GTFM Subsidiaries.

     (h) To the Knowledge of the Sellers neither GTFM nor any of its Subsidiaries will suffer any adverse tax consequences in the UMS from ceasing, as a result of the Acquisition, to be members of the TMM consolidated group.

     (i) During the period from the date of the GTFM Financial Statements until the date of this Agreement, GTFM and each of the GTFM Subsidiaries (i) have made no change in any accounting method used for Tax purposes or in depreciation or amortization policies, and have made no election for Tax purposes which is not consistent with the method, policies and elections made prior to the date of the GTFM Financial Statements; and (ii) have not settled any pending Tax audits or settled any Tax liability.

     SECTION 5.12 LEGAL PROCEEDINGS. Except as set forth in Section 5.12 of the Seller Disclosure Schedule, there are no legal, administrative, arbitral or other proceedings (including disciplinary proceedings), claims, suits, actions or governmental or regulatory investigations of any nature whether in the UMS or elsewhere (collectively, "Proceedings") that are pending or, to the Knowledge of Sellers, threatened against GTFM or any of the GTFM Subsidiaries or any of their respective directors or officers (in their capacity as such) or the GTFM Assets or the GTFM Business, which if determined adversely would have a GTFM Material Adverse Effect, or that challenge the validity or propriety of the transactions contemplated by this Agreement or by any of the Ancillary Agreements. There is no injunction, order, judgment or decree imposed upon GTFM or any of the GTFM Subsidiaries, any material portion of the GTFM Assets or the GTFM Business.

     SECTION 5.13 PERMITS AND COMPLIANCE.

     (a) Section 5.13 of the Seller Disclosure Schedule sets forth a true and complete list of all licenses, franchises, concessions, decrees, permits and authorizations required under Applicable Law (collectively, "Permits") currently held by GTFM and each of its Subsidiaries and which are required to operate the GTFM Business as currently conducted where the failure to hold such Permits would reasonably be expected to have a GTFM Material Adverse Effect. Each of GTFM and its Subsidiaries (i) holds, and at all times has held, and at Closing will hold, all Permits for the lawful ownership, operation and use of the GTFM Assets and the conduct of the GTFM Business, (ii) has been and is in compliance with each such Permit, and (iii) has not received notice asserting any violation of any such Permit, in each case, where the failure to hold or comply or such violation would reasonably be expected to have a GTFM Material Adverse Effect.

     (b) Except for normal examinations conducted by any Governmental Authority in the regular course of the business of GTFM and its Subsidiaries or as would not reasonably be expected to have a GTFM Material Adverse Effect, since December 31, 2001, no Governmental Authority has provided written notice to GTFM or any of its Subsidiaries of any threatened proceeding or investigation into the business or operations of GTFM or any of its Subsidiaries or any of their members, officers, directors or employees in their capacity as such with GTFM or any of its Subsidiaries and, to the Knowledge of the Sellers, no such
proceedings  or  investigations   are  contemplated.   There  is  no  unresolved
deficiency, violation or exception claimed or asserted by any Governmental Authority with respect to any examination of any of GTFM or any of its Subsidiaries.

     (c) Neither GTFM nor any of its Subsidiaries is in violation of any Applicable Laws or orders of any Governmental Authority except as would not reasonably be expected to have a GTFM Material Adverse Effect. No event has occurred or exists that would (with or without notice or lapse of time) give rise to any obligation on the part of GTFM or any of its Subsidiaries to undertake or to bear all or any portion of the cost of any remedial action of any nature which would reasonably be expected to have a GTFM Material Adverse Effect.

     (d) Without limiting the generality of the foregoing, to the Knowledge of Sellers no basis exist for revocation, material modification or termination prior to the expiration, of the concession held by TFM to operate rail freight transportation services in Mexico.

     SECTION 5.14 ENVIRONMENTAL MATTERS. GTFM and each of its Subsidiaries (i) are in compliance with, and are not subject to any liability under, in each case with respect to all, applicable Environmental Laws; (ii) hold all Environmental Permits necessary to conduct their current operations and (iii) are in compliance with their respective Environmental Permits, except where the failure to hold or be in compliance with such Environmental Permits would not be expected to have a GTFM Material Adverse Effect. Except as would not reasonably be expected to have a GTFM Material Adverse Effect, neither GTFM nor any of its Subsidiaries has received any written notice, demand, letter, claim or request for information alleging that GTFM or any of its Subsidiaries may be in violation of, or liable under, any Environmental Law. Neither GTFM nor any of its Subsidiaries (x) has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials and no investigation, litigation or other proceeding is pending or, to the Knowledge of the Sellers, threatened, with respect thereto or (y) is an indemnitor or has assumed liability in connection with any pending demand, notice, claim, or other allegation, or to the Knowledge of the Sellers, any claim threatened, by or against any third-party relating to any liability under any Environmental Law or relating to any Hazardous Materials. None of the real property owned or leased or operated by GTFM or any of its Subsidiaries is listed or, to the Knowledge of the Sellers, proposed for listing on any list of sites maintained by Governmental Authority requiring investigation or cleanup.

     SECTION 5.15 PROPERTIES. Section 5.15 of the Seller Disclosure Schedule sets forth a true and complete list of all real property and interests in real property owned or leased by GTFM or any of the GTFM Subsidiaries and a summary of the lease agreements with respect thereto (true and correct copies of which leases have been provided to KCS) and a true and complete list of all personal property, equipment and fixtures (other than items having a book value of less than $1 million individually) owned by GTFM or any of the GTFM Subsidiaries, all of which personal property, equipment and fixtures are in good condition and repair, normal wear and tear excepted. Each of GTFM and the GTFM Subsidiaries has good and marketable title to, or valid and enforceable leasehold or concession interests in, all of its properties and tangible assets necessary to conduct the GTFM Business as currently conducted except where the failure to have such title or interest would not reasonably be expected to have a GTFM Material Adverse Effect. All of such property and assets which constitute personal property, equipment, and fixtures, are in good condition and repair, normal wear and tear excepted. Except as set forth in Section 5.15 of the Seller Disclosure, all of such assets and properties, other than assets and properties in which GTFM or any of the GTFM Subsidiaries has a leasehold interest, are free and clear of all Encumbrances other than Permitted Encumbrances and Encumbrances which would not individually or in the aggregate reasonably be expected to have a GTFM Material Adverse Effect. Each of GTFM and the GTFM Subsidiaries has complied in all material respects with the terms of all leases and concessions (including the Concession) to which it is a party and under which it is in occupancy, and all such leases and concessions (including the Concession) are in full force and effect.

     SECTION 5.16 INSURANCE. Section 5.16 of the Seller Disclosure Schedule includes a list of all policies of fire, liability, product liability, workers' compensation, health and other forms of insurance presently in effect with respect to the GTFM Business (the "GTFM Insurance Policies"), including the named insured(s) and all beneficiaries thereunder, and true and complete copies of the GTFM Insurance Policies have been delivered to KCS. Neither GTFM, nor any of the GTFM Subsidiaries has been refused any insurance with respect to any aspect of the operations of its business, nor has its coverage been rescinded by any insurance carrier to which it has applied for insurance or with which it has carried insurance. No notice of cancellation or termination has been received with respect to any such policy. The activities and operations of GTFM and each of the GTFM Subsidiaries have been conducted in a manner so as to conform in all material respects to all material provisions of the GTFM Insurance Policies.

     SECTION 5.17 NO OTHER BROKER. Other than J.P. Morgan Chase, the fees and expenses of which have been or will be paid by TMM, no broker, finder or similar intermediary is entitled to any broker's, finder's or similar fee or other remuneration from or as a result of engagement by, Sellers or any of their respective Affiliates in connection with this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby.

     SECTION 5.18 NO GTFM MATERIAL ADVERSE EFFECT. Since December 31, 2002, (i) GTFM and the GTFM Subsidiaries have conducted their respective businesses only in the ordinary course, consistent with past practice, and (ii) there has not been (x) any GTFM Material Adverse Effect or any event or development that could, individually or in the aggregate, reasonably be expected to have a GTFM Material Adverse Effect or (y) to the Knowledge of Sellers any event or development that would, individually or in the aggregate, reasonably be expected to materially delay or prevent the consummation of, or the performance by Sellers or any of their respective Affiliates, of any of their obligations under, this Agreement or any of the Ancillary Agreements, to which any Seller is a party.

     SECTION 5.19 SUFFICIENCY OF AND TITLE TO ASSETS. GTFM and each of the GTFM Subsidiaries owns or licenses, and upon the consummation of the Merger, the Surviving Company and its Subsidiaries will own or license, all right, title and interest in and to all of the properties, assets, Contracts and rights of any kind, whether tangible or intangible, real or personal (including, without limitation, the Concession), necessary to enable GTFM (prior to the Closing) and the Surviving Company (after the Closing) to conduct the GTFM Business as presently conducted (the "GTFM Assets"), free and clear of any Encumbrances other than Permitted Encumbrances, except as set forth in Section 5.19 of the Seller Disclosure Schedule.

     SECTION 5.20 INFORMATION IN FILED DOCUMENTS. None of the information regarding any of TMM, TMMH, MM, GTFM or any of the GTFM Subsidiaries supplied or to be supplied by Sellers prior to the Closing expressly for inclusion or incorporation by reference in any documents to be filed with any Governmental Authority prior to the Closing in connection with the transactions contemplated hereby, including, without limitation, the proxy materials to be filed with the SEC by KCS in connection with the Merger, will, at the respective times such information is supplied, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     SECTION 5.21 TRANSACTIONS WITH AFFILIATES. Except for this Agreement, the Ancillary Agreements and the other agreements contemplated herein to be entered into in connection with the transactions contemplated hereby and thereby, no Contract, understanding or arrangement between GTFM or any of the GTFM Subsidiaries, on the one hand, and TMM or any of its Affiliates (other than GTFM and its Subsidiaries), on the other hand, will continue in effect subsequent to the Closing Date, except as described in Section 5.21 of the Seller Disclosure Schedule. Except as set forth in Section 5.21 of the Seller Disclosure Schedule, none of TMM or any of its Subsidiaries or Affiliates (other than GTFM and its Subsidiaries) provides any material services to GTFM or any of the GTFM Subsidiaries, except pursuant to the Management Services Agreement, originally dated as of May 9, 1997, between TMM and TFM, which agreement shall be terminated and of no further force and effect as of the Effective Time other than with respect to amounts due or indemnification or other obligations relating to periods prior to Closing, none of which may reasonably be expected to be material individually or in the aggregate. At the Closing Date, the Parties shall settle the net intercompany receivables as follows: (A) the parties shall calculate the amount, if any, of open accounts receivables due over 30 days (i) from TMM Logistics, S.A. de C.V. or any other Subsidiary of TMM (other than GTFM, any of the GTFM Subsidiaries, Mexrail or any subsidiary of Mexrail), on the one hand, to GTFM or any of the GTFM Subsidiaries or Mexrail or any Subsidiary of Mexrail, on the other hand, and (ii) from GTFM or any of the GTFM Subsidiaries or Mexrail or any Subsidiary of Mexrail, on the one hand, to TMM Logistics, S.A. de C.V. or any other Subsidiary of TMM (other than GTFM, any of the GTFM Subsidiaries, Mexrail or any subsidiary of Mexrail), on the other hand; (B) the Parties shall calculate the absolute value of the difference between the amount in clause (i), above, and the amount in clause (ii), above (the "Net Receivable Amount"); (C) if the amount in clause (i), above is greater than clause (ii), then TMM shall, or shall cause one or more of its Subsidiaries to, pay to KCS the Net Receivable Amount; and (D) if the amount of clause (ii) is greater than clause (i), then KCS shall, or shall cause one or more its Subsidiaries to, pay to TMM the Net Receivable Amount. All calculations required by this Section 5.21 shall be provided not later than five business days prior to the Closing.

     SECTION 5.22 NO LOSS OF SIGNIFICANT CUSTOMERS. From January 1, 2002 through the Business Day immediately preceding the date of this Agreement, neither GTFM or any of the GTFM Subsidiaries has had any customer which has canceled, terminated or failed to renew any Contract with such entity which accounted for more than $10 million in revenues to such entity in either of the last two fiscal years.

     SECTION 5.23 TRADING IN AND OWNERSHIP OF KCS COMMON STOCK. None of Sellers or any of their respective Affiliates has, during the sixty (60) Business Days prior to the date hereof, either directly or indirectly, bought or sold, or otherwise effected any trade in any shares of KCS Common Stock, or any Security derivative of KCS Common Stock and none of Sellers or any of their respective Affiliates, own as of the or date of this Agreement any shares of KCS Common Stock or any security derivative of KCS Common Stock.

     SECTION 5.24 SOLVENCY. No insolvency or bankruptcy proceedings against TMM or any of its Subsidiaries are pending as of the last business day preceding the date of this Agreement.

     SECTION 5.25 TERMINATION OF OPTION AGREEMENT. Prior to the Closing Date, the Amended and Restated Option Agreement between MM and The Bank of New York, as Trustee, dated October 25, 2002, as amended by Amendment Number One to the Amended and Restated Option Agreement, dated December 10, 2002 (the "Option Agreement"), entered into in connection with the Logistics Trust 2000-A (the "Trust") formed pursuant to the Second Amended and Restated Master Trust Agreement, dated as of December 10, 2002 (the "Master Trust Agreement"), between TMM and The Bank of New York, as Trustee, will have been terminated or amended, and the Master Trust Agreement and the Transaction Documents (as defined in the Master Trust Agreement) shall have been terminated or amended so that as of the Closing Date (i) there shall be no outstanding option, warrant, right, subscription, call, legally binding commitment or other agreement or right of any kind entitling any Person (including The Bank of New York, as Trustee of the Trust) to acquire, or any other Encumbrance arising under such agreements on, any shares of capital stock of GTFM and (ii) the provision in Section 6.4 of the Option Agreement requiring a written agreement to be bound by the terms of the Option Agreement and related agreements shall not apply to the purchase of the GTFM Shares under this Agreement and the purchase of the GTFM Shares by KARA Sub will be effective without KARA Sub or KCS entering into any agreement to be bound by the terms of the Option Agreement and related agreements. Seller shall have provided to KARA Sub evidence reasonably satisfactory to KARA Sub of such amendment or termination. Prior to the Closing Date, MM will cause each legend affixed to any stock certificates evidencing GTFM Shares pursuant to the Option Agreement to be cancelled or removed, and MM will cause any annotation that was required by the Option Agreement to be placed in the Stockholders Registry Book of GTFM to be cancelled or removed. Prior to the Closing Date, the Amended and Restated Put Option Agreement between MM and The Bank of New York, as Trustee, dated October 25, 2002, as amended by Amendment Number One to the Amended and Restated Option Agreement, dated December 10, 2002, entered into in connection with the Trust shall have been terminated or amended, and the Master Trust
Agreement and the Transaction Documents (as defined in the Master Trust Agreement) shall have been terminated or amended so that as of the Closing Date there shall be no obligation of KCS, KARA Sub or any of their Affiliates to purchase or otherwise acquire any certificate or other interest in or related to the Trust and Seller shall have provided to KARA Sub evidence reasonably satisfactory to KARA Sub of such amendment or termination. Unless the Option Agreement is terminated or amended to make such requirement inapplicable MM shall have provided notice at or prior to the Closing date to the Trustee of the sale of the GTFM Shares as required by Section 6.4 of the Option Agreement.

                                   ARTICLE 6

                      REPRESENTATIONS AND WARRANTIES OF KCS

     Except as set forth in the disclosure schedule attached as Exhibit F to this Agreement (the "KCS Disclosure Schedule"), KCS hereby represents and warrants to each of the Sellers as follows:

     SECTION 6.1 ORGANIZATION AND RELATED MATTERS.

     (a) KCS is a corporation, duly formed, validly existing and in good standing under the laws of the State of Delaware, and each of its Subsidiaries is a corporation or other business entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. KCS has the corporate power and authority and each of its Subsidiaries has the corporate or other applicable power and authority necessary to carry on their respective businesses in the manner as they are now being conducted and to own, lease and operate all of their respective properties and assets.

     (b) KCS and each of its respective Subsidiaries is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such qualification or licensing necessary except in jurisdictions where the failure of such license or qualification would not individually or in the aggregate have a KCS Material Adverse Effect.

     SECTION 6.2 AUTHORITY; NO VIOLATION.

     (a) Each of KCS and KARA Sub has full corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action on the part of KCS and KARA Sub and no other corporate action on the part of KCS and KARA Sub is necessary to approve this Agreement or the Ancillary Agreements to which it is a party or authorize or consummate the transactions contemplated hereby and thereby, except for obtaining the approval of its stockholders as described in
Section 6.3. KCS has received the opinion of Deutsche Bank that the Acquisition is fair from a financial point of view to KCS. This Agreement and the Ancillary Agreements to which it is a party have been duly and validly executed and delivered by KCS and KARA Sub (except for those Ancillary Agreements that are not dated the date hereof, which Ancillary Agreements shall be duly and validly executed and delivered prior to the Closing) and (assuming the due authorization, execution and delivery of this Agreement and the Ancillary Agreements by the other Parties hereto and thereto) constitute valid and binding obligations of KCS and KARA Sub (except for those Ancillary Agreements that are not dated the date hereof, which Ancillary Agreements shall constitute valid and binding obligations of KCS and KARA Sub at the Closing), enforceable against KCS and KARA Sub in accordance with their terms, except as (i) the enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights of creditors generally and the availability of equitable relief (whether in proceedings at law or in equity) and (ii) rights to indemnification may be limited by the Securities Laws and the policies underlying such laws.

     (b) Neither the execution and delivery of this Agreement or the Ancillary Agreements to which it is a party by KCS and KARA Sub nor the consummation by KCS and KARA Sub of the transactions contemplated hereby or thereby to be performed by KCS and KARA Sub, nor compliance by KCS and KARA Sub with any of the terms or provisions hereof or thereof, will (i) violate any provision of the Certificate of Incorporation or Bylaws of KCS or KARA Sub, (ii) assuming that the consents and approvals referred to in Section 6.3 are duly obtained, (x) violate, conflict with or require any notice, filing, consent or approval under any Applicable Law to which KCS or any of its Subsidiaries or any of its properties, Contracts or assets are subject, or (y) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with or without notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate or result in a right of acceleration of the performance required by, result in the creation of any liability under, result in the creation of any Encumbrance upon the properties, Contracts or assets of KCS or KARA Sub under, or require any notice, approval or consent under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which KCS or any of its Subsidiaries is a party, or by which KCS or any of its Subsidiaries, or any of its properties or assets, may be bound or affected except in the case of this clause (ii) in each case as would not have or reasonably be expected to have a KCS Material Adverse Effect.

     (c) The shares of Class A Common Stock to be issued in the Merger, and, if KCS elects, in payment of a portion of the purchase price pursuant to Section 1.2, have been duly authorized and, when issued as contemplated by this Agreement and the Merger Agreement as the case may be, will be duly and validly issued, fully paid and non-assessable and free of any pre-emptive rights and entitled to the benefits and rights set forth in the Certificate of Incorporation of KCS, as in effect at the Effective Time. All shares of KCS Common Stock issuable upon conversion of the Class A Common Stock issued in the Merger and, if KCS elects, in payment of a portion of the purchase price pursuant to Section 1.2, will be, upon any such conversion in accordance with the terms of the Certificate of Incorporation as in effect at the Effective Time, validly issued, fully paid, and non-assessable and free of any pre-emptive rights.

     SECTION 6.3 CONSENTS AND APPROVALS.

     (a) The affirmative vote of the holders of (i) a majority of the votes cast by all outstanding shares of KCS Common Stock and KCS Preferred Stock, voting together as a single class, to approve (x) Amendment to KCS's Certificate of Incorporation in accordance with the Del. G.C.L. and (y) the issuance of the Class A Common Stock in accordance with the Del. G.C.L. and the rules of the NYSE, is the only vote of the holders of any Security of KCS necessary to approve this Agreement and the other transactions contemplated by this Agreement and the Ancillary Agreements.

     (b) Except for (i) the prior approval of the Mexican Foreign Investments Commission, clearance by the Mexican Competition Commission and notice to the Mexican Ministry of Communications and Transportation, (ii) compliance with and filings under the Securities Laws as may be required in connection with this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby, (iii) any required filings with the NYSE, (iv) the filing of the Certificate of Merger and (v) Bank consents under Amended and Restated Credit Agreement dated June 12, 2002; no consents or approvals of, or filings, declarations or registrations with any Governmental Authority, any third party or any other Person are necessary in connection with the execution and delivery by KCS of this Agreement and the Ancillary Agreements to which it is a party and the consummation by KCS of the Acquisition or the other transactions contemplated by this Agreement and the Ancillary Agreements.

     (c) KCS has taken or shall take prior to Closing all corporate action necessary to assure that the transactions contemplated hereby and by the Ancillary Agreements will (i) not be prohibited by Section 203 of the Delaware General Corporation Law and (ii) not constitute a "trigger event" under the KCS Shareholder Rights Plan. To the best of KCS's Knowledge, no other control share, anti-takeover or similar statute under the laws of any state is applicable to the transactions contemplated hereby or by the Ancillary Agreements.

     SECTION 6.4 AUTHORIZED CAPITALIZATION. The authorized capital stock of KCS consists of 400,000,000 shares of Common Stock, $.01 par value per share, 840,000 shares of Preferred Stock, $25 par value per share and 2,000,000 shares of New Series Preferred Stock, $1.00 par value per share. As of March 31, 2003, there were (i) 61,631,987 shares of KCS Common Stock and 242,170 shares of KCS Preferred Stock, issued and outstanding, (ii) 5,048,669 shares of KCS Common Stock reserved for issuance pursuant to options granted pursuant to the KCS Stock Option Plan and (iii) no shares of New Series Preferred Stock outstanding. All of the shares of KCS Common Stock and KCS Preferred Stock outstanding at the date of this Agreement are listed for trading on the NYSE. All of the shares of capital stock of KCS outstanding are duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights and are not subject to any voting trust agreement (or similar agreement) or other Contract restricting or otherwise relating to the voting, dividend rights or disposition of such shares to which KCS is a party, except for restricted share agreements between KCS and certain of its officers and limited stock appreciation rights. Except as set forth in this Section 6.4, there is no outstanding option, warrant, convertible or exchangeable security, right, subscription, call, right of first refusal, legally binding commitment, preemptive right or other agreement or right of any kind to purchase or otherwise acquire (including by exchange or conversion) from KCS or any KCS Subsidiary any shares of capital stock of KCS. There are no outstanding obligations of KCS or any of its Subsidiaries to redeem, repurchase or otherwise acquire any of the shares of capital stock of KCS or any shares of capital stock (or other ownership interests) of any of its Subsidiaries. Neither KCS nor any KCS Subsidiary has outstanding any bonds, debentures, notes or other indebtedness generally having the right to vote (or convertible into, or exchangeable for, Securities having the right to vote) on any matters on which holders of shares of capital stock of KCS may consent or vote ("KCS Voting Debt"). There are no options, warrants, rights, convertible or exchangeable Securities, "phantom" interests or other ownership interest appreciation rights, commitments, Contracts, arrangements or undertakings of any kind to which KCS or any of its Subsidiaries is a party or by which any of them is bound (i) obligating KCS or any of its Subsidiaries or any other Person to issue, deliver or sell, or cause to be issued, delivered or sold, existing or additional shares of capital stock of KCS or capital stock (or other ownership interests) of its Subsidiaries, or any security convertible into or exercisable or exchangeable for any of the foregoing or for KCS Voting Debt, (ii) obligating KCS or any of its Subsidiaries or any other Person to issue, grant, extend or enter into any such option, warrant, call, right, security commitment, Contract, arrangement or undertaking, (iii) that give any Person the right to receive any economic benefit or right similar to or derived from the economic benefits and rights accruing to holders of the shares of capital stock of KCS or capital stock (or other ownership interests) of its Subsidiaries or (iv) that give rise to a right to receive any payment upon the execution of this Agreement or the consummation of the Merger or any of the other transactions contemplated hereby, except as set forth in this Section 6.4.

     SECTION 6.5 SEC FILINGS. Since December 31, 1999, KCS has filed with the SEC all documents required to be filed by it under the Exchange Act or the Securities Act and as of their requisite dates (or the dates of any amendments thereto) such documents (the "KCS SEC Documents") did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act and the applicable rules of the SEC thereunder.

     SECTION 6.6 FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES. The audited consolidated financial statements and unaudited interim financial statements of KCS and its consolidated Subsidiaries included in the KCS SEC Documents (the "KCS Financial Statements") present fairly, in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of KCS and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments). Except as set forth in the KCS Financial Statements or the KCS SEC Documents filed prior to the date of this Agreement, neither KCS nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a consolidated balance sheet of KCS and the consolidated KCS Subsidiaries or in the notes thereto or which, individually or in the aggregate, could reasonably be expected to have a KCS Material Adverse Effect.

     SECTION 6.7 NO OTHER BROKER. Other than Deutsche Bank, whose fees and expenses will be paid by KCS, no broker, finder or similar intermediary is entitled to any broker's, finder's or similar fee or other commission from or as a result of engagement by KCS or any of its Subsidiaries in connection with this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby.

     SECTION 6.8 INFORMATION IN FILED DOCUMENTS. None of the information regarding KCS or any of its Subsidiaries supplied or to be supplied by KCS for inclusion in any documents to be filed with any Governmental Authority prior to Closing in connection with the transactions contemplated hereby will, at the respective times such information is supplied by KCS, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     SECTION 6.9 NO KCS MATERIAL ADVERSE EFFECT. Since September 30, 2002, (i) KCS and its Subsidiaries have conducted their respective businesses only in the ordinary course, consistent with past practice, (ii) there has not been any KCS Material Adverse Effect or any event or development that could, individually or in the aggregate, reasonably be expected to have a KCS Material Adverse Effect, and (iii) to the Knowledge of KCS, there has not occurred any event or development that would, individually or in the aggregate, reasonably be expected to prevent the consummation of the Acquisition or the performance by KCS of its obligations under this Agreement or any of the Ancillary Agreements to which it is a party.

     SECTION 6.10 KARA SUB. The authorized capital stock of KARA Sub consists of 1,000 shares of common stock, $.01 par value per share. There are 900 shares issued and outstanding, all of which are owned by KCS, free and clear of all Encumbrances. All of the shares of capital stock of KARA Sub outstanding are duly authorized, validly issued, fully paid, nonassessable and free of any preemptive rights and are not subject to any voting trust agreement (or similar agreement) or other Contract restricting or otherwise relating to the voting, dividend rights of disposition of such shares. KARA Sub is not a party to any Contract other than this Agreement. KARA Sub has not conducted any business other than in connection with the transactions contemplated by this Agreement and the Ancillary Agreements and has incurred no material indebtedness and has no material assets.

     SECTION 6.11 LEGAL PROCEEDINGS. There are no Proceedings that are pending or, to the Knowledge of KCS, threatened against KCS or any of its Subsidiaries or any of their respective directors or officers (in their capacity as such) or the KCS Assets or the KCS Business which (i) if adversely determined, would have a KCS Material Adverse Effect or (ii) challenge the validity or propriety of the transactions contemplated by this Agreement or by any of the Ancillary Agreements.

     SECTION 6.12 KCS CAPITAL RESOURCES. The information set forth in the KCS Report on Form 10-K for the year ended December 31, 2002 filed with the SEC accurately sets forth anticipated material capital expenditures required to maintain in good repair and working order the KCS Assets and to provide for material additions to KCS property, plant and equipment necessary to conduct the business of KCS as described in such SEC Report. KCS has access to capital resources sufficient to fund such capital expenditures in the amount and at the time required.

     SECTION 6.13 EMPLOYEE BENEFIT MATTERS. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") that is maintained, administered or contributed to by KCS or any of its Subsidiaries for employees or former employees of KCS and its Subsidiaries has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Internal Revenue Code of 1986, as amended, ("Code"). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption. For each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency," as defined in Section 412 of the Code, has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding, for these purposes, accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan as determined using reasonable actuarial assumptions.

     SECTION 6.14 LABOR AND OTHER EMPLOYMENT MATTERS. There are no existing or, to the Knowledge of KCS and its Subsidiaries, threatened, labor disputes with employees of KCS and its Subsidiaries which would be reasonably expected to have a KCS Material Adverse Effect.

     SECTION 6.15 TAX. KCS and its Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except as would not, individually or in the aggregate, have a KCS Material Adverse Effect; and, except as disclosed in Section 6.15 of the KCS Disclosure Schedule, there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against KCS or any of its Subsidiaries, except as would not, individually or in the aggregate, have a KCS Material Adverse Effect.

SECTION 6.16  PERMITS AND COMPLIANCE.

     (a) Except as would not, individually or in the aggregate, have a KCS Material Adverse Effect, (i) each of KCS and its Subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof and (ii) neither KCS nor any of its Subsidiaries has received notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in Section 6.15 of the KCS Disclosure Schedule.

     (b) Except for normal examinations conducted by any Governmental Authority in the regular course of the business of KCS and its Subsidiaries or as would not reasonably be expected to have a KCS Material Adverse Effect, since December 31, 2001, no Governmental Authority has provided written notice to KCS or any of its Subsidiaries of any threatened proceeding or investigation into the business or operations of KCS or any of its Subsidiaries or any of their members, officers, directors or employees in their capacity as such with KCS or any of its Subsidiaries.

     (c) Neither KCS nor any of its Subsidiaries is in violation of any Applicable Laws or orders of any Governmental Authority, except as would not reasonably be expected to have a KCS Material Adverse Effect. No event has occurred or exists that would (with or without notice or lapse of time) give rise to any obligation on the part of KCS or any of its Subsidiaries to undertake or to bear all or any portion of the cost of any remedial action of any nature which would reasonably be expected to have a KCS Material Adverse Effect.

     SECTION 6.17 ENVIRONMENTAL MATTERS. KCS and each of its Subsidiaries (i) are in compliance with, and are not subject to any liability under, in each case, all applicable Environmental Laws; (ii) hold all Environmental Permits necessary to conduct their current operations and (iii) are in compliance with their respective Environmental Permits, except where the failure to hold or be in compliance with such Environmental Permits would not reasonably be expected to have a KCS Material Adverse Effect. Neither KCS nor any of its Subsidiaries has received any written notice, demand, letter, claim or request for information alleging that KCS or any of its Subsidiaries may be in violation of, or liable under, any Environmental Law, except where the preceding would not reasonably be expected to have a KCS Material Adverse Effect. Neither KCS nor any of its Subsidiaries (x) has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials and no investigation, litigation or other proceeding is pending or, to the Knowledge of KCS and its Subsidiaries, threatened with respect thereto, except as would not reasonably be expected to have a KCS Material Adverse Effect or (y) is an indemnitor or has assumed liability in connection with any pending demand, notice, claim, or other allegation, or to the Knowledge of KCS and its Subsidiaries, any claim threatened by or against any third-party relating to any liability under any Environmental Law or relating to any Hazardous Materials, except as would not reasonably be expected to have a KCS Material Adverse Effect. None of the real property owned or leased or operated by KCS or any of its Subsidiaries is listed or, to the Knowledge of KCS and its Subsidiaries, proposed for listing on any list of sites maintained by any Governmental Authority requiring investigation or cleanup, except as would not reasonably be expected to have a KCS Material Adverse Effect.

     SECTION 6.18 PROPERTIES. Each of KCS and its Subsidiaries has good and marketable title to, or valid and enforceable leasehold, easement or concession interests in, all of its properties and tangible assets necessary to conduct the KCS Business as currently conducted, except where the failure to have such title or interest would not reasonably be expected to have a KCS Material Adverse Effect. All of such property and assets which constitute personal property, equipment, and fixtures, are in good condition and repair, normal wear and tear excepted. Each of KCS and its Subsidiaries has complied in all material respects with the terms of all leases and concessions to which it is a party and under which it is in occupancy, and all such leases and concessions are in full force and effect, except in each case as would not reasonably be expected to have a KCS Material Adverse Effect.

                                   ARTICLE 7

                       COVENANTS AND ADDITIONAL AGREEMENTS

     SECTION 7.1 CONDUCT OF BUSINESS BY THE GTFM GROUP. During the period from the date of this Agreement and continuing through the Closing Date, except as expressly permitted or required by this Agreement or with the prior written consent of KCS, Sellers shall use commercially reasonable efforts to cause GTFM and each of its Subsidiaries to (i) carry on its business in the ordinary course consistent with past practice and (ii) use commercially reasonable efforts to preserve their present business organizations and relationships (including keeping available the present services of their employees and preserving their rights, franchises, goodwill and relations with their customers and others with whom they conduct business). Without limiting the generality of the foregoing, except as expressly permitted or required by this Agreement or consented to in writing by KCS, Sellers shall use commercially reasonable efforts to cause GTFM, and each of the GTFM Subsidiaries not to, directly or indirectly:

     (a) amend or agree to amend their charters or bylaws (or comparable organizational documents), or merge with or into or consolidate with, or agree to merge with or into or consolidate with, any other Person, subdivide or in any way reclassify any of their membership interests, shares or any other ownership interests, or change or agree to change in any manner the rights of their membership interests, shares or any other ownership interests or liquidate or dissolve;

     (b) (i) issue, sell, redeem or acquire any share or any other ownership interest or any debt security in GTFM or any of the GTFM Subsidiaries; (ii) issue, sell or grant any option, warrant, convertible or exchangeable Security, right, "phantom" or other ownership interest, subscription, call, unsatisfied preemptive right or other agreement or right of any kind to purchase or otherwise acquire (including by exchange or conversion) any shares or any other ownership interests in GTFM or any of the GTFM Subsidiaries; or (iii) enter into any Contracts, agreements or arrangements to issue, redeem, acquire or sell any shares or any other ownership interests in GTFM or any of the GTFM Subsidiaries;

     (c) incur any indebtedness for borrowed money in excess of $30 million for the facility at Toluca, or $10 million in the aggregate (outstanding at any one time) for other purposes, or guarantee any liability, obligation or indebtedness (whether or not currently due or payable) of any other Person or incur any GTFM Voting Debt;

     (d) except as required by law or IAS, make any change in their accounting methods or practices for Tax or accounting purposes or make any change in depreciation or amortization policies or rates adopted by them for Tax or accounting purposes or make any material, or change any existing, Tax election, settle any pending audits or make voluntary disclosure agreements or settle or compromise any Tax liability, except in the case of any such liability to the extent reserved for on the GTFM Financial Statements or except to the extent such change would not have a GTFM Material Adverse Effect;

     (e) make any loan or advance or capital contribution to any of their Affiliates who are not members of the GTFM Group, or any of their officers, directors, employees, consultants, agents or other representatives (other than reasonable and customary travel advances made in the ordinary course of business consistent with past practice);

     (f) sell, transfer, lease, license, offer to sell, abandon or make any other disposition of any of their assets or rights or grant or suffer, or agree to grant or suffer, any Encumbrance other than Permitted Encumbrances on any of their assets or rights, other than in the ordinary course of business consistent with past practice and not exceeding $5 million in the aggregate;

     (g) except as expressly permitted pursuant to subsection (o) below, settle any claim, action or proceeding involving any liability for money damages or any restrictions upon any of their operations, any of the GTFM Assets or the GTFM Business, except to the extent such settlement would not have a GTFM Material Adverse Effect;

     (h) create, renew, amend, terminate or cancel, any Contract other than in the ordinary course of business consistent with past practice and providing for consideration payable by or to GTFM or any GTFM Subsidiaries equal to or less than $1 million individually;

     (i) enter into, amend, or agree to enter into or amend any Contract, agreement or arrangement or any financial transaction with any of their officers, directors, consultants, agents representatives, (in the case of agents and representatives, other than in the ordinary course of business consistent with past practice), or Affiliates who are not members of the GTFM Group; provided, however, that this clause (i) shall not prohibit the performance of Contracts executed prior to the date of this Agreement, the terms of which have been disclosed to KCS in the Seller Disclosure Schedule;

     (j)  declare  or  make  any   dividends   or  declare  or  make  any  other
distributions of any kind payable to MM or any Affiliate of MM (other than any other member of the GTFM Group);

     (k) acquire or agree to acquire in any manner any equity interests in, or any business of, any Person or other business organization or division thereof, including by way of merger, consolidation, or purchase of an equity interest or assets;

     (l) enter into, amend, modify or renew any Benefit Plan or other written employment, consulting, severance or similar employment agreements or arrangements, or grant any salary or wage increase or increase in severance or termination pay or increase any employee benefit or hire any new employee for a management position, except as may be required by Applicable Law; and except in the ordinary course of business consistent with past practice.

     (m) take any action to accelerate any material rights or benefits, or make any material determinations not in the ordinary course of business consistent with past practice, under any collective bargaining agreement, Benefit Plan or employment, indemnification, severance or termination agreement;

     (n) make or incur any capital expenditures in excess of those set forth in the GTFM 2003 Capital Budget, a copy of which has been provided to KCS, or cease to make capital expenditures in the ordinary course of business consistent with past practice;

     (o) cancel any indebtedness or waive any claims or rights in amounts, in each case, in excess of $500,000 in the aggregate;

     (p) accrue or pay any bonuses to any employee of the GTFM Group other than in the ordinary course of business consistent with past practices , except as set forth in Section 7.1 of the Seller Disclosure Schedule; or

     (q) authorize or agree (by Contract or otherwise) to do any of the foregoing.

     SECTION 7.2 CONDUCT OF BUSINESS BY KCS AND ITS SUBSIDIARIES.

     (a) During the period from the date of this Agreement and continuing through the Closing Date, except as expressly permitted or required by this Agreement or with the prior written consent of TMM, KCS and its Subsidiaries shall (i) carry on their business in the ordinary course consistent with past practice, (ii) use commercially reasonable efforts to preserve their present business organizations and relationships (including keeping available the present services of their employees and preserving their rights, franchises, goodwill and relations with their customers and others with whom they conduct business), (iii) take no action that would reasonably be expected to prevent completion of, or materially delay, the Acquisition, or change materially the terms of the Acquisition to the detriment of Sellers, and (iv) take none of the following actions that would materially change the economic benefits of the Acquisition to the detriment of the Sellers:

          (u) amend their charters or bylaws (or comparable organizational documents), or merge or consolidate with, any other Person, subdivide or reclassify their common stock or other ownership interests, or change the rights of their common stock or other ownership interests or liquidate or dissolve;

          (v) issue, sell or acquire any common stock or other ownership interest of any of the KCS Subsidiaries;

          (w) make any loan or advance or capital contribution to any of their Affiliates (other than any KCS Subsidiary), or any of their officers, directors, employees, consultants, agents or other representatives (other in the ordinary course of business consistent with past practice;

          (x) declare or make any dividends or declare or make any other distributions of any kind on or payable to the holders of its capital stock (other than regularly scheduled dividends payable on KCS preferred stock);

          (y) acquire any equity interests in, or assets of any business of, any Person; or

          (z) authorize or agree to do any of the foregoing.

     (b) In connection with obtaining the funds necessary for the Purchase Price, KCS shall keep apprised on a current basis regarding any negotiations, and consult on a non-binding basis with, Javier Serrano Segovia concerning any KCS asset disposition and with Jacinto Marina Cortez concerning any Acquisition financing arrangements.

     SECTION 7.3 ACCESS TO INFORMATION; CONFIDENTIALITY.

     (a) Between the date of this Agreement and the Closing Date, subject to Applicable Laws relating to the exchange and disclosure of information and to the Confidentiality Agreements, the Parties and their respective Affiliates shall afford to each other and to their respective authorized agents and representatives access, upon reasonable notice and during normal business hours, to all properties of, and all Contracts, documents and information of or relating to the assets, liabilities, business, customers, employees, operations, personnel and other aspects of their respective businesses; provided, however, that such access shall be conducted in a manner which does not unreasonably interfere with a Party's normal operations.

     (b) The Parties agree to continue to be bound by and comply with the provisions set forth in the Confidentiality Agreements, and all amendments thereto, the provisions of which are hereby incorporated herein by reference, to the extent such provisions are not in conflict with the terms of this Agreement.

     SECTION 7.4 REGULATORY MATTERS; GOVERNING DOCUMENTS; THIRD-PARTY CONSENTS.

     (a) The Parties shall cooperate with each other and use their commercially reasonable efforts promptly to prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals, waivers and authorizations of all Governmental Authorities, third parties and other Persons which are necessary or advisable to consummate the transactions contemplated by this Agreement and the Ancillary Agreements, and requests for required consents under the Contracts, including, without limitation, those referred to in Sections 5.5 and 6.3. KCS and Sellers agree to take all reasonable steps necessary to satisfy any conditions or requirements imposed by any Governmental Authority in connection with the consummation of the transactions contemplated by this Agreement, other than those conditions or requirements, in the aggregate, the satisfaction of which are reasonably likely to result in either a GTFM Material Adverse Effect, a KCS Material Adverse Effect or a Seller Material Adverse Effect. The Parties agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all Governmental Authorities, third parties and other Persons necessary or advisable to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements and each Party will keep the other Parties apprised of the status of matters relating to completion of the transactions contemplated herein and therein.

     (b) The Parties shall promptly advise each other party hereto upon receiving any communication from any Governmental Authority whose consent or approval is required for consummation of the transactions contemplated by this Agreement or the Ancillary Agreements.

     (c) Each Party will (i) take promptly all actions necessary to make the filings required of such Party or its Affiliates under the HSR Act (which filings shall include a request for the early termination of the waiting period under the HSR Act), (ii) comply at the earliest practicable date with any request for additional information received by such Party or its Affiliates from the Federal Trade Commission or the Antitrust Division of the Department of Justice pursuant to the HSR Act and (iii) cooperate with each other Party in connection with such other Party's filing under the HSR Act and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement commenced by either the Federal Trade Commission or the Antitrust Division of the Department of Justice or state attorneys general.

     (d) KCS shall promptly after the date of this Agreement (i) file before the Mexican Antitrust Commission (COMISION FEDERAL DE COMPETENCIA) the notification required pursuant to Articles 20 and 21 of the Mexican Antitrust Law (LEY FEDERAL DE COMPETENCIA ECONOMICA), using commercially reasonable efforts to assure that the notification is accurate and complete and contains all of the information required pursuant to the regulations of the Mexican Antitrust Law (REGLAMENTO DE LA LEY FEDERAL DE COMPETENCIA ECONOMICA) and other official forms therefor, and (ii) that any request for any additional information that may be required or otherwise solicited by the Mexican Antitrust Commission from KCS or any of its Affiliates in connection with such notification is complied with on a timely basis. Sellers shall promptly provide KCS with all information regarding Sellers, GTFM and GTFM Subsidiaries that may be necessary for KCS to satisfy its obligations under this Section 7.4(d). The Parties shall cooperate with each other in connection with such Mexican antitrust notification and in connection with resolving any investigation or other inquiry concerning the transactions contemplated by this Agreement, commenced by either the Antitrust Commission directly or as a result of any person filing any claim before such Antitrust Commission in connection therewith.

     (e) TMM shall cause to be taken all action necessary and appropriate to amend the Bylaws of GTFM and the GTFM Subsidiaries to contain the provisions set forth in Exhibit C.

     (f) TMM shall use its commercially reasonable efforts to obtain the consents of the Lessor and the Lenders required under the Sublease of Locomotives identified in Section 5.5 of Sellers' Disclosure Schedule, to the change of control resulting from the Acquisition.

     SECTION 7.5 STOCKHOLDER AND DEBTHOLDER APPROVALS.

     (a) As soon as practicable following the date of this Agreement, KCS shall prepare and file with the SEC a proxy statement for a special meeting of its stockholders to be called to approve the matters referred to in Section 6.3(a) and to obtain clearance of such proxy statement from the SEC. As soon as practicable after the definitive proxy statement has been cleared by the SEC, KCS will call and give notice of a special meeting of its stockholders, cause a proxy statement and any amendments thereto to be mailed to its stockholders, convene the special meeting of its stockholders and seek to obtain the approval of its stockholders to the matters set forth therein as requiring such approval, including recommending such approval to its Stockholders, provided that the KCS Board may withdraw its recommendation of the Acquisition if it is advised by counsel to the effect that because of a third party proposal occurring after the date of the Board's initial approval of the Acquisition, for the Board to continue to recommend the Acquisition would be a breach of the Board's fiduciary duties to the KCS Stockholders.

     (b) As soon as practicable following the date of this Agreement, TMM shall use its commercially reasonable efforts to obtain the approval of its stockholders and of the stockholders of MM referred to in Section 5.4. The Boards of Directors of TMM and of MM shall recommend such approval to their respective stockholders.

     (c) As soon as practicable following the date of this Agreement, TMM shall use its commercially reasonable efforts to obtain the approvals of its debtholders referred to in Section 5.5.

     SECTION 7.6 TAX MATTERS.

     (a) TMM shall prepare or cause to be prepared and shall timely file or cause to be timely filed all Tax Returns for GTFM and the GTFM Subsidiaries for all periods ending on or prior to the Closing Date. To the extent permitted by law, all such Tax Returns shall be prepared in a manner consistent with past practices of GTFM and the GTFM Subsidiaries, respectively.

     (b) The Surviving Company shall prepare or cause to be prepared and timely file or cause to be timely filed any Tax Returns of GTFM or the GTFM Subsidiaries for Tax periods that begin before the Closing Date and end after the Closing Date (a "Straddle Period"). To the extent permitted by law, all such Tax Returns shall be prepared in a manner consistent with past practices of GTFM and the GTFM Subsidiaries.

     (c) After the Closing Date, the Surviving Company, TMM and their respective Subsidiaries shall provide each other with such cooperation and information relating to TMM, GTFM, the Surviving Company or their respective Subsidiaries as the Parties reasonably may request in (i) filing any Tax Return, (ii) determining any liability for Taxes or a right to a Tax refund or (iii) conducting or defending any proceeding in respect of Taxes. Such cooperation and information shall include provisions by the Surviving Company to provide powers of attorney for the purpose of signing Tax Returns and defending any Tax Audits for Pre-Closing Periods.

     (d) At the Closing, TMM and GTFM shall deliver to the Surviving Company and the Surviving Company shall, and shall cause GTFM and the GTFM Subsidiaries to, retain for a period of six (6) years following the Closing Date, all Tax Returns, books and records (including computer files) of, or with respect to the activities of, GTFM and the GTFM Subsidiaries for all taxable periods from date of incorporation to the Closing Date for GTFM and all GTFM Subsidiaries.

     (e) The Surviving Company shall, in consultation with TMM, control, manage and be solely responsible for any audit, contest, claim, proceeding or inquiry with respect to Taxes for any Taxable period ending on or before the Closing Date and for any Straddle Period and shall have the right, in consultation with TMM, to settle or contest any such audit, contest, claim, proceeding or inquiry; provided, however, that the Surviving Company shall not settle any such issue that would adversely affect TMM or any of its respective Subsidiaries in a material way, without the prior written consent of TMM, which consent shall not be unreasonably withheld or delayed.

     SECTION 7.7 INSURANCE. Each of the Sellers shall cause GTFM and the GTFM Subsidiaries shall maintain in effect and pay all premiums due thereon for the period ending on the Closing Date with respect to any and all fidelity bonds maintained by them on the date hereof and all GTFM Insurance Policies or procure comparable replacement policies and bonds (or such replacement coverage as is obtainable on a commercially reasonable basis) and maintain such policies and bonds in effect until the Closing Date.

     SECTION 7.8 NOTIFICATION OF CERTAIN MATTERS. Each party to this Agreement shall give prompt notice to the other Parties, to the extent known by such party, of (i) the occurrence, or failure to occur, of any event or existence of any condition that has caused or could reasonably be expected to cause any of the representations or warranties of such party contained in this Agreement to be untrue or inaccurate in any material respect at any time after the date of this Agreement, up to and including the Closing Date; (ii) any failure on its part to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with or satisfied by such party under this Agreement.

     SECTION 7.9 FURTHER ASSURANCES. Each party to this Agreement shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions of this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby. Upon the request of KCS, Sellers and their respective Affiliates shall promptly execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as KCS may reasonably request to effectuate the purposes of this Agreement and the Ancillary Agreements.

     SECTION 7.10 THIRD-PARTY MATTERS.

     (a) From the date of this Agreement to the Effective Time, (i) neither Sellers, nor any of their respective Affiliates, officers, directors, employees, members, shareholders, representatives or agents, including any investment banker, attorney or accountant engaged by any of them shall, directly or indirectly solicit, encourage or facilitate inquiries or proposals, or enter into any agreement, with respect to, or initiate or participate in any negotiations or discussions with any Person concerning, any acquisition or purchase of all or a substantial portion of the assets of, or of any equity interest in, or any merger or business combination with, TMMH, MM, GTFM or any of their respective Subsidiaries, and (ii) TMM shall not enter into any
agreement  with  any  Person   concerning  any  acquisition  or  purchase  of  a
controlling equity interest in TMM by any Competitor (as defined in the Stockholders' Agreement which is part of the Ancillary Agreements) (each acquisition, purchase, merger or business combination, a "TMM Acquisition Proposal"), or furnish any information regarding a TMM Acquisition Proposal to any such Person. Sellers shall notify KCS, providing full information, within twenty-four (24) hours if any TMM Acquisition Proposal is received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated with, TMM, TMMH, MM, GTFM, any of their respective Affiliates, officers, directors, employees, members, or shareholders (for purposes of this Section 7.10, collectively, the "Seller Parties"), or their representatives and agents, including any investment banker, attorney or accountant engaged by any of them. It is understood that any breach of the restrictions set forth in this Section 7.10 by any Seller Party or any investment banker, attorney or other advisor or representative of the Seller Parties shall be deemed to be a breach of this Section 7.10 by Sellers.

     (b) Sellers shall, and shall cause their respective Affiliates, officers, directors, employees, members, shareholders, representatives and advisors to, immediately cease or cause to be terminated any existing activities, including discussions or negotiations with any Parties, conducted prior to the date hereof with respect to any TMM Acquisition Proposal and, subject to the terms of any existing confidentiality agreements, shall seek to have all materials distributed to Persons in connection therewith by Sellers or any of their respective Affiliates or advisors returned to TMM promptly. Neither Sellers or any of their respective Affiliates, officers, directors, employees, members, shareholders, representatives or agents, including any investment banker, attorney or accountant engaged by any of them, shall amend, modify, waive or terminate, or otherwise release any Person from, any standstill, confidentiality or similar agreement or arrangement currently in effect relating to this Agreement or the transactions contemplated hereby. Sellers shall cause their respective Affiliates, officers, directors, employees, members, shareholders, representatives and agents to comply with the provisions of Sections 7.10(a) and 7.10(b).

     (c) From the date of this Agreement to the Effective Time, neither KCS, nor any of its respective Affiliates, officers, directors, employees, representatives or agents, including any investment banker, attorney or accountant engaged by any of them shall, directly or indirectly solicit, encourage or facilitate inquiries or proposals, or enter into any agreement, with respect to, or initiate or participate in any negotiations or discussions with any Person concerning, any acquisition or purchase of all or substantially all of the assets of, or a controlling equity interest in, KCS or KCSR or any merger or business combination with KCS or KCSR (each, a "KCS Acquisition Proposal"), or furnish any information regarding a KCS Acquisition Proposal to any such Person. KCS shall notify TMM, providing full information, within twenty-four (24) hours if any KCS Acquisition Proposal is received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated with, KCS, any of its respective Affiliates, officers, directors, employees, (for purposes of this Section 7.10, collectively, the "Buyer Parties"), or their representatives and agents, including any investment banker, attorney or accountant engaged by any of them. It is understood that any breach of the restrictions set forth in this Section 7.10 by any Buyer Party or any investment banker, attorney or other advisor or representative of the Buyer Parties shall be deemed to be a breach of this Section 7.10 by KCS.

     (d) KCS shall, and shall cause its KCS Affiliates, officers, directors, employees, representatives and advisors to, immediately cease or cause to be terminated any existing activities, including discussions or negotiations with any Parties, conducted prior to the date hereof with respect to any KCS Acquisition Proposal and, subject to the terms of any existing confidentiality agreements, shall seek to have all materials distributed to Persons in connection therewith by KCS or its Affiliates or advisors returned to KCS promptly. Neither KCS or any of its Affiliates, officers, directors, employees, representatives or agents, including any investment banker, attorney or accountant engaged by any of them, shall amend, modify, waive or terminate, or otherwise release any Person from, any standstill, confidentiality or similar agreement or arrangement currently in effect relating to this Agreement or the transactions contemplated hereby. KCS shall cause its Affiliates, officers, directors, employees, representatives and agents to comply with the provisions of Sections 7.10(c) and 7.10(d).

     (e) Nothing set forth in this Section 7.10 shall preclude the Board of Directors of KCS or TMM from taking any action in good faith if it is advised by counsel that failure to do so would be a breach of duty to its stockholders.

     SECTION 7.11 EFFORTS OF PARTIES TO CLOSE. During the period from the date of this Agreement through the Closing Date, each party hereto shall use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated hereby, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the transactions contemplated hereby. During the period from the date of this Agreement and continuing through the Closing, except as required by Applicable Law, no party to this Agreement shall knowingly take any action which, or knowingly fail to take any action the failure of which to be taken, could reasonably be expected to: (i) result in any of the representations and warranties set forth in this Agreement on the part of the party taking or failing to take such action being or becoming untrue in any material respect;
(ii) result in any conditions to the Closing set forth in Article 8 not being satisfied; or (iii) result in a violation of any provision of this Agreement or the Ancillary Agreements.

     SECTION 7.12 EXPENSES. Except as expressly provided otherwise in this Agreement, the Parties shall each bear their respective direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation of the Merger and the other transactions contemplated hereby.

     SECTION 7.13 VAT CONTINGENCY PAYMENT. Provided the Acquisition has occurred and that neither KCS nor any Subsidiary of KCS has purchased the TFM "Class III" shares referred to in clause (i) of this Section 7.13 upon exercise of the Put, as compensation for TMM's services in obtaining Final Resolution of the VAT Claim, KCS shall make or shall cause TFM to make a cash payment (the "VAT Contingency Payment") to TMM, as set forth below, following the date of Final Resolution of the VAT Claim, and the receipt by TFM or its designee of the VAT Payment, so long as the VAT Payment consists of at least (i) all of the TFM "Class III" shares (representing 20% of the capital stock of TFM) currently held by the Mexican Government or (ii) a cash payment or other property acceptable to the Parties which has a fair value equal to or greater than the Put Purchase Price as calculated on the date the VAT Payment is received (or a combination thereof). In such event, KCS shall, at its option, pay or cause TFM to pay to TMM (iii) $100,000,000 within 90 days thereafter or (iv) $50,000,000 within 90 days thereafter and an additional $55,000,000 within 365 days thereafter. If the VAT Payment exceeds the Put Purchase Price as calculated on the date that the VAT Payment is received, KCS shall pay or cause TFM to pay to TMM within 90 days after the VAT Payment and Final Resolution of the VAT Claim the first $25,000,000 received above the Put Purchase Price, and 15% of any additional amount received above the Put Purchase Price beyond the first $25,000,000 (but such 15% payment shall not exceed $50,000,000). The calculation of all cash payments and property distributions received by TFM or its designee referred to in this Section 7.13 as a VAT Contingency Payment shall be made after reducing the value of such payments and distributions by the amount of all expenses incurred by or on behalf of TFM in effecting Final Resolution of the VAT Claim and receipt of the VAT Payment, including without limitation legal fees and net of Mexican corporate tax (paid or payable in cash assuming utilization of all available net operating loss carry forwards). As part of the services to be performed under the Consulting Agreement, Consultant shall have the right to, and shall, manage the negotiation, prosecution and settlement of the VAT Claim and any extensions or other modifications of the obligations under the Put.

     SECTION 7.14 FINANCING FOR THE ACQUISITION. In connection with the financing for the Acquisition (including any amounts due under Section 7.13), KCS shall not, and shall cause its Subsidiaries and Affiliates not to, enter into any financing arrangements that materially (i) restrict the ability of KCS and its subsidiaries and affiliates to make any payments required to be made by this Agreement or (ii) deny or restrict in any material way any rights granted to TMM, its Subsidiaries and Affiliates under this Agreement or the Ancillary Agreements.

     SECTION 7.15 RELEASE. At the Closing, KCS shall deliver to TMM a release, effective as of the Closing, of each Person, not identified in Exhibit D as a continuing officer or director, who served at the request of any Seller as a director or officer of GTFM or any of its Subsidiaries at any time prior to Closing, from any and all claims of KCS and its Subsidiaries for any actions taken or omitted by such Person in such capacity, except for any action or omission which was in violation of law or the bylaws of GTFM or any of its Subsidiaries, or constituted fraud, willful misconduct, gross negligence or a breach of this Agreement or any of the Ancillary Agreements.

                                   ARTICLE 8

                                   CONDITIONS

     SECTION 8.1 MUTUAL CONDITIONS. The obligations of each party to this Agreement to consummate the Acquisition shall be subject to the satisfaction of each of the following conditions, unless any such condition is waived by KCS and
TMM:

     (a) No order, injunction or decree issued by any Governmental Authority of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Acquisition shall be in effect. No proceeding initiated by any Governmental Authority seeking an injunction to restrain or prohibit the consummation of the Acquisition shall be pending. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Authority which prohibits, restricts in any material manner or makes illegal consummation of the Acquisition;

     (b) All consents, waivers, authorizations and approvals required from all Governmental Authorities to consummate the Acquisition, without the imposition of conditions or requirements, in the aggregate, the satisfaction of which by KCS or its Subsidiaries or TMM or its Subsidiaries is reasonably likely to result in either a KCS Material Adverse Effect, a GTFM Material Adverse Effect or a Seller Material Adverse Effect, shall have been obtained and shall remain in full force and effect as of the Closing Date;

     (c) A general moratorium on commercial banking activities in New York or Mexico shall not have been declared by either Federal or state authorities and be continuing nor shall there occur and be continuing any calamity or crisis in the U.S. or Mexican financial markets; and

     (d) The  securities  to be issued  pursuant  to the Merger  and,  if KCS so
elects   pursuant  to  Section  1.2,  in  payment  of  a  portion  of  the  cash consideration, shall have been be approved for listing by the NYSE.

     SECTION 8.2 CONDITIONS TO THE OBLIGATIONS OF KCS. The obligations of KCS to consummate the Acquisition shall be subject to the satisfaction of each of the following conditions, any of which may be waived in writing by KCS:

     (a) For purposes of this Section 8.2(a), the accuracy of the representations and warranties of Sellers set forth in this Agreement shall be assessed as of the date of this Agreement and shall be assessed as of the Closing Date with the same effect as though all such representations and warranties had been made again on and as of the Closing Date (provided, however, that the representations and warranties that speak as of a specific date other than the date of this Agreement shall speak only as of such date) and such representations and warranties shall be true and correct in all material respects;

     (b) Sellers shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by them at or prior to the Closing Date;

     (c) TMM, TMMH and MM shall have delivered to KCS a certificate, dated as of the Closing Date, signed on their behalves by their respective Presidents and Chief Financial Officers confirming their satisfaction of the conditions applicable to them contained in Sections 8.2(a) and 8.2(b);

     (d) Each of the Ancillary Agreements shall have been duly executed and delivered by or on behalf of each of Sellers as the case may be;

     (e) KCS shall have received an opinion dated the Closing Date of Milbank, Tweed, Hadley & McCloy LLP, U.S. counsel to Sellers and Haynes & Boone, S.C., Mexican counsel to Sellers, in the form and as to the matters set forth on Exhibit G-1 and G-2, respectively, with such exceptions and qualifications as are reasonably acceptable to KCS;

     (f) KCS shall have received from the Holders of the requisite number of outstanding shares of KCS Common Stock and KCS Preferred Stock the affirmative vote referred to in Section 6.3(a);

     (g) Since December 31, 2002, there shall not have been any GTFM Material Adverse Effect or any development or combination of developments that, individually or in the aggregate, has had or is reasonably likely to have a GTFM Material Adverse Effect, of which KCS did not have Knowledge prior to the date of this Agreement;

     (h) KCS shall have received copies of all other consents, approvals, authorizations, qualifications and orders of all Governmental Authorities and all other Persons party to Contracts with any member of the GTFM Group that are required in respect of the transactions to be consummated at the Closing, other than those that if not obtained would not individually or in the aggregate reasonably be expected to have a GTFM Material Adverse Effect or a KCS Material Adverse Effect and such consents and other items shall remain in full force and effect as of the Closing Date; and

     (i) KCS shall have received the officers' and directors' resignations referred to in Section 4.2(j).

     (j) There shall not be pending any insolvency or bankruptcy proceeding against MM, TMMH or TFM, provided that if any such proceeding is pending MM, TMMH or TFM shall have had at least 60 days to obtain dismissal of any such proceeding.

     SECTION 8.3 CONDITIONS TO THE OBLIGATIONS OF SELLERS. The obligation of Sellers to consummate the Acquisition shall be subject to satisfaction of each of the following conditions, which may be waived in writing by TMM:

     (a) For purposes of this Section 8.3(a), the accuracy of the representations and warranties of KCS and KARA Sub set forth in this Agreement shall be assessed as of the date of this Agreement and shall be assessed as of the Closing Date with the same effect as though all such representations and warranties had been made again on and as of the Closing Date (provided, however, that the representations and warranties that speak as of a specific date other than the date of this Agreement shall speak only as of such date) and such representations and warranties shall be true and correct in all material respects;

     (b) Each of KCS and KARA Sub shall have performed and complied in all material respects with all agreements, covenants, obligations and conditions required by this Agreement to be performed or complied with by it at or prior to the Closing Date;

     (c) Each of KCS and KARA Sub shall have delivered to TMM a certificate, dated as of the Closing Date, signed on behalf of KCS or KARA Sub, as the case may be, by its Chief Executive Officer and Chief Financial Officer confirming the satisfaction of the conditions contained in Sections 8.3(a) and 8.3(b);

     (d) Each of the Ancillary Agreements shall have been duly executed and delivered by or on behalf of KCS, and Sellers shall have no reasonable basis for belief that any of such agreements shall not become effective at the Effective Time;

     (e) TMM shall have received an opinion dated the Closing Date of Sonnenschein Nath & Rosenthal, counsel to KCS, and Jay Nadlman, Associate General Counsel to KCS, in the form and as to the matters set forth on Exhibit H-1 and H-2, respectively, with such exceptions and qualifications as are reasonably acceptable to TMM;

     (f) There shall not exist any event or combination of events that, individually or in the aggregate, will (or would reasonably be expected to) prevent KCS from performing any of its post-Closing obligations under this Agreement or any Ancillary Agreement at or after the Effective Time;

     (g) Since December 31, 2002, there has not been any KCS Material Adverse Effect or any development or combination of developments that, individually or in the aggregate, has had or is reasonably likely to have a KCS Material Adverse Effect of which TMM did not have knowledge prior to the date of this Agreement;

     (h) TMM shall have received copies of all other consents, approvals, authorizations, qualifications and orders of all Governmental Authorities and all other Persons party to contracts with KCS or any of its Subsidiaries that are required in respect of the transactions to be consummated at Closing, other than those that, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a KCS Material Adverse Effect and such consents and other items shall remain in full force and effect as of the Closing Date;

     (i) TMM shall have received the consents of the holders of the 2003 Notes and of the 2006 Notes referred to in Section 5.5, provided that TMM shall have used its commercially reasonable efforts to obtain such consents; and.

(j)        TMM shall have received the release referred to in Section 7.15.

                                   ARTICLE 9

                                   TERMINATION

     SECTION 9.1 TERMINATION.

     (a) This Agreement may be terminated prior to the Closing as follows:

          (i) by written consent of KCS and TMM;

          (ii) by KCS or TMM if any order of any Governmental Authority permanently restraining, enjoining or otherwise prohibiting the consummation of the Acquisition shall have become final and non-appealable or if any of the approvals of any Governmental Authority to perform the transactions herein, imposes any condition or requirement, the satisfaction of which is reasonably likely to result in either a KCS Material Adverse Effect or a GTFM Material Adverse Effect;

          (iii) by KCS if any condition to the obligations of KCS hereunder becomes incapable of fulfillment through no fault of KCS and is not waived by KCS;

          (iv) by TMM if any condition to the obligations of Sellers hereunder becomes incapable of fulfillment through no fault of Sellers and is not waived by TMM;

          (v) by KCS if TMM shall have experienced a Change of Control, or by TMM if KCS shall have experienced a Change of Control; and

          (vi) by KCS or TMM if the Closing does not occur by the close of business on or prior to December 31, 2004 (the "Termination Date"); provided, however, that the Termination Date may be extended by KCS and TMM by written agreement.

     (b) The termination of this Agreement shall be effectuated by the delivery by the party terminating this Agreement to the other Parties of a written notice of such termination. If this Agreement so terminates, it shall become null and void and have no further force or effect, except as provided in Section 9.2.

     SECTION 9.2 SURVIVAL AFTER TERMINATION. If this Agreement is terminated in accordance with Section 9.1 hereof and the transactions contemplated hereby are not consummated, this Agreement and each Ancillary Agreement shall become void and of no further force and effect, without any liability on the part of any party hereto, except for the provisions of Sections 7.12, 12.5 and 12.11 and this Article 9. Notwithstanding the foregoing, nothing in this Section 9.2 shall relieve any party to this Agreement of liability for a breach of any provision of this Agreement or any agreement made as of the date hereof or subsequent thereto pursuant to this Agreement.

                                   ARTICLE 10

                                 INDEMNIFICATION

     SECTION  10.1  SURVIVAL  OF  REPRESENTATIONS,   WARRANTIES  AND  COVENANTS;
EXCLUSIVE MONETARY REMEDIES.

     (a) All representations and warranties in this Agreement or in any instrument executed and delivered in fulfillment of the requirements of this Agreement shall survive the Closing for the following periods of time following the Closing Date (in each case, the "Expiration Date"). The representations and warranties of the Sellers set forth in Sections 5.1, 5.2, 5.3, 5.4, 5.5, and
5.17 shall survive until the fifth anniversary of the Closing. The representations and warranties of the Sellers set forth in Section 5.11 shall survive for the applicable statute of limitations. All other representations and warranties of the Sellers shall survive until the third anniversary of the Closing, provided, if the Spin-off Merger referred to in the Stockholders' Agreement that is part of the Ancillary Agreements shall have occurred, such representations and warranties shall survive only until the second anniversary of the Closing. The representations and warranties of KCS set forth in Sections 6.1, 6.2, 6.3, 6.4 and 6.7 shall survive until the fifth anniversary of the Closing. The representations and warranties of KCS set forth in Section 6.15 shall survive for the applicable statute of limitations. All other representations and warranties of KCS shall survive until the second anniversary of the Closing. All covenants or other agreements in this Agreement shall terminate at the Effective Time, except the covenants in Sections 7.6, 7.9 and
7.13 which shall survive the Closing indefinitely or for the period of the respective statutes of limitation relating thereto.

     (b) Notwithstanding anything in this Agreement to the Contrary, the sole and exclusive basis on which any party may recover monetary damages for any breach of this Agreement by any other party, whether based upon breach of representations and warranties, breach of any covenant, or otherwise, shall be in accordance with the indemnification provisions set forth in this Article 10, and subject to the limitations and exclusions set forth in this Article 10, provided however, that such exclusive remedies for monetary damages shall not preclude any party from pursuing the remedies of specific performance, injunctive relief, declaratory judgment or any other non-monetary equitable remedies available to such party under Applicable Law.

     (c) All Losses (as defined below) for which any party may seek indemnification hereunder shall be net of (i) any insurance recoveries received by such party or to which such party is entitled and (ii) any amounts which such party has received or is entitled to receive from any third party under any indemnification or other similar agreement.

     SECTION 10.2 INDEMNIFICATION BY SELLERS. Subject to the limitations contained in this Article 10, Sellers, jointly and severally, shall indemnify and hold KCS, the Surviving Company and each of their Subsidiaries, and each of their respective officers, directors, employees, members, stockholders, agents and representatives ("KCS Indemnitees") harmless from and against all losses, damages, liabilities, claims, demands, obligations, deficiencies, payments, judgments, settlements, costs and expenses of any nature whatsoever (including the costs and expenses of any and all investigations, actions, suits, proceedings, demands, assessments, judgments, orders, settlements and compromises relating thereto, and reasonable attorneys', accountants', experts' and other fees and expenses in connection therewith) ("Losses") resulting from, arising out of, or due to, directly or indirectly, any of the following:

     (a) Any inaccuracy or misrepresentation in, or breach of, any representation or warranty of Sellers contained in Article 5, in any schedule or exhibit delivered hereunder by any of Sellers or in any certificates delivered by any of Sellers pursuant to this Agreement, or any breach or nonfulfillment of any covenant or agreement of any of Sellers contained in this Agreement, in any schedule or exhibit delivered hereunder by any of Sellers or in any certificates delivered by any of Sellers pursuant to this Agreement, or any claims, causes of actions, rights asserted or demands made by any third parties (including any Governmental Authority) arising from or relating to any of the foregoing (it being agreed that for purposes of such right to indemnification, the representations and warranties made by Sellers shall be deemed not qualified by any references therein to materiality or whether or not any breach could result or could reasonably be expected to result in a GTFM Material Adverse Effect); and

     (b) Sellers' indemnification obligations under this Article 10 for any inaccuracy or misrepresentation in, or breach of any representation or warranty regarding Grupo TFM or its Subsidiaries shall be limited to 51% of Losses and then only to the extent such 51% of Losses amount to, in the aggregate, $5 million or more; provided, that for the purpose of computing this limitation on Sellers' indemnification obligations, Losses shall be calculated without regard to whether such Losses involved a GTFM Material Adverse Effect. The limitation in this Section 10.2(b) shall not be applicable to any Losses arising out of or resulting from any action or omission on the part of any Seller or its Affiliate that involved a crime, fraud, willful misconduct or gross negligence.

     SECTION  10.3  INDEMNIFICATION  BY  KCS.  (a)  Subject  to the  limitations contained in this Article 10, KCS shall indemnify and hold harmless Sellers, each of their Subsidiaries and each of their respective officers, directors, employees, members, stockholders, agents and representatives ("Seller Indemnitees") from and against all Losses resulting from, arising out of, or due to, directly or indirectly, any inaccuracy or misrepresentation in, or breach of, any representation or warranty of KCS contained in Article 6, in any schedule or exhibit delivered hereunder by KCS or in any certificates delivered by KCS pursuant to this Agreement, or any breach or nonfulfillment of any covenant of KCS contained in this Agreement, in any schedule or exhibit delivered hereunder by KCS or in any certificates delivered by KCS pursuant to this Agreement, or any claims, causes of actions, rights asserted or demands made by any third parties (including any Governmental Authority) arising from or relating to any of the foregoing.

     (b) KCS's indemnification obligations under this Article 10 shall be limited to Losses which amount to, in the aggregate, $10 million or more, provided that for the purpose of computing this limitation or KCS's indemnification obligations, Losses shall be calculated without regard to whether such Losses involved a KCS Material Adverse Effect. The limitation in this Section 10.3(b) shall not be applicable to any Losses arising out of or resulting from any action or omission on the part of KCS or its Affiliate that involved a crime, fraud, willful misconduct or gross negligence.

     SECTION 10.4 PROCEDURES FOR THIRD-PARTY CLAIMS.

     (a) In order for a Person (the "Indemnified Party") to be entitled to any indemnification provided for under Section 10.2 or 10.3 hereof in respect of, arising out of or involving a claim made by any Person (other than another Party or its Affiliate) against the Indemnified Party (a "Third-Party Claim"), such Indemnified Party must notify the indemnifying party in writing of the Third-Party Claim promptly following receipt by such Indemnified Party of written notice of the Third-Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually materially prejudiced as a result of such failure. Thereafter, the Indemnified Party shall deliver to the indemnifying party, as promptly as practicable following the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third-Party Claim that are not separately addressed to the indemnifying party.

     (b) If a Third-Party Claim is made against an Indemnified Party, the indemnifying party shall be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the indemnifying party; provided, however, that such counsel is not reasonably objected to by the Indemnified Party. Should the indemnifying party so elect to assume the defense of a Third-Party Claim, the indemnifying party shall not be liable to the Indemnified Party for any reasonable legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the indemnifying party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the indemnifying party, it being understood that the indemnifying party shall control such defense; provided, however, that the indemnifying party shall bear the reasonable fees and expenses of such separate counsel (i) if the Parties to any such action or proceeding (including impleaded parties) include other Parties and representation of both Parties would, in the reasonable opinion of counsel for the Indemnified Party, be inappropriate due to a conflict of interest or (ii) if the indemnifying party shall not have employed counsel (other than counsel that is reasonably objected to by the Indemnified Party) within a reasonable time after the Indemnified Party has given notice of the institution of a Third-Party Claim in compliance with Section 10.4(a) hereof. The indemnifying party shall be liable for the reasonable fees and expenses of counsel employed by the Indemnified Party for any period during which the indemnifying party has not assumed the defense thereof, provided, however, that such counsel is not reasonably objected to by the indemnifying party. If the indemnifying party chooses to defend or prosecute a Third-Party Claim, all the Indemnified Parties shall cooperate in the defense or prosecution thereof at the indemnifying party's expense. Such cooperation shall include the retention and (upon the indemnifying party's request) the provision to the indemnifying party of records and information that are reasonably relevant to such Third-Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. If the indemnifying party assumes the defense of a Third-Party Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Third-Party Claim without the indemnifying party's prior written consent (which consent shall not be unreasonably withheld). If the indemnifying party assumes the defense of a Third-Party Claim, the Indemnified Party shall agree to any settlement, compromise or discharge of a Third-Party Claim that the indemnifying party may recommend and that by its terms obligates the indemnifying party to pay the full amount of the liability in connection with such Third-Party Claim, which releases the Indemnified Party completely in connection with such Third-Party Claim and that would not otherwise materially adversely affect the Indemnified Party.

     SECTION 10.5 TAX INDEMNIFICATION.

     (a) Sellers shall indemnify and hold each of the KCS Indemnitees harmless from and against all Taxes of GTFM, and the GTFM Subsidiaries, the payment of which would result in a breach of any representation or warranty set forth in
Section 5.11 or an agreement set forth in Sections 7.1(e) or 7.6 (it being agreed that for purposes of such right to indemnification, the representations and warranties set forth in Section 5.11 or a breach of any agreement set forth in Section 7.1(e) or 7.6 shall be deemed not qualified by any references therein to materiality or whether or not any breach could result or could reasonably be expected to result in a GTFM Material Adverse Effect).

     (b) KCS shall, and shall cause the Surviving Company and its Subsidiaries, to indemnify and hold Sellers harmless from and against all Taxes of the Surviving Company and its Subsidiaries the payment of which would not result in a breach described in Section 10.5(a)

                                   ARTICLE 11

                                   DEFINITIONS

     SECTION 11.1 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate" shall mean any Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with the Person specified.

     "Agreement" shall have the meaning set forth in the preamble to this Agreement.

     "Ancillary Agreements" shall mean the following agreements entered into as of the date of this Acquisition Agreement or to be entered into as of the
Closing: (i) Stockholders' Agreement by and among KCS, TMM, TMMH and MM; (ii) Registration Rights Agreement among KCS, TMM, TMMH and MM; (iii) Stock Purchase Agreement among KCS, TMM, TMMH and MM; (iv) the Consulting Agreement; (v) the Marketing and Services Agreement; and (vi) the Put Agreement.

     "Applicable Law" shall mean any Law applicable to KCS, TMM, TMMH, MM or any
of  their  respective  Affiliates,   properties,  assets,  officers,  directors,
employees or agents, as the case may be.

     "Business Day" shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the United States or Mexico.

     "Certificate of Merger" shall have the meaning set forth in Section 3.1 of this Agreement.

     "Change of Control" shall mean, with respect to such Person, the occurrence of any of the following prior to the Closing Date: (a) any Person or Group, other than a subsidiary or any employee benefit plan (or any related trust) of such Person or a subsidiary of such Person, becomes the beneficial owner of Voting Securities representing 20.0% or more of the combined Total Voting Power of all Voting Securities of such Person, or (b) the individuals who, as of the date of this Agreement, constitute the board of directors of such Person (the "Incumbent Directors") cease for any reason to constitute at least 75.0% of the members of such board of directors unless, at least 75.0% of the individuals then constituting such board of directors were nominated upon the recommendation of at least 75.0% of the Incumbent Directors or other directors so nominated; or
(c) approval by the stockholders of such Person of any of the following: (1) a merger, reorganization or consolidation ("Acquisition") with respect to which the individuals and entities who were the respective beneficial owners of the stock and Voting Securities of the Person immediately before such Acquisition do not, after such Acquisition, beneficially own, directly or indirectly, more than 80.0% of the combined voting power of the Voting Securities of the Person resulting from such Acquisition in substantially the same proportion as their ownership immediately before such Acquisition, (2) a liquidation or dissolution of such Person, or (3) the sale or other disposition of all or substantially all of the assets of such Person.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "Concession" shall mean the concession title from the Mexican government held by TFM to provide freight transportation services over its rail lines in Mexico.

     "Confidentiality Agreements" shall mean the Confidentiality Agreements dated as of November 9, 2002 by and between KCS and TMM and all amendments thereto.

     "Consultant" shall mean the Company owned by Jose Serrano Segovia that has entered into the Consulting Agreement with KCS.

     "Consulting Agreement" shall mean that agreement between Consultant and the Surviving Company dated as of the Effective Time.

     "Contracts" shall mean all written or oral contracts, agreements, evidences of indebtedness, guarantees, leases and executory commitments to which any member of the GTFM Group is a party (jointly or severally, in whole or in part, with others or solely) or by which any of the GTFM Assets are bound, or otherwise related to the GTFM Business.

     "Control" shall mean the ability whether directly or indirectly to direct the affairs of another by means of ownership of assets or voting securities, or by contract.

     "Encumbrance" shall mean any lien, pledge, mortgage, security interest, claim, charge, easement, limitation, commitment, encroachment, restriction (other than a restriction on transferability imposed by federal or state securities laws) or other encumbrance of any kind or nature whatsoever (whether absolute or contingent).

     "Environmental Laws" shall mean any and all U.S. and Mexican federal, state and local statutes, laws, regulations, ordinances or rules in existence on or prior to the Closing Date relating to the protection of the environment or natural resources, occupational safety and health; the effect of the environment or Hazardous Materials on human health; or emissions, discharges or releases of Hazardous Materials into the environment, including, without limitation, ambient air, surface water, groundwater or land; or otherwise relating to the handling of Hazardous Materials or the investigation, clean-up or other remediation or analysis thereof.

     "Environmental Permit" shall mean any permit, approval, identification number, license and other authorization required under any applicable Environmental Law, including any administratively complete application that is sufficient to serve as an authorization for an activity regulated under Environmental Law.

     "ERISA Affiliate" shall mean any Person who is in the same controlled group of corporations or who is under common control with KCS (within the meaning of Section 414 of the Code).

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

     "Final Resolution of the VAT Claim" shall mean the final settlement or resolution of the VAT Claim, whether by a voluntary settlement or judgment, that is not subject to any form or manner of appeal, collateral claim under the January 31, 1997 Stock Purchase Agreement for the acquisition of Ferrocarril del Noreste, S.A. de C.V. or otherwise or offset or reclaim by any Governmental entity or any other Person in any manner whatsoever, provided, that if KCS shall have received the TFM Class III shares referred to in 7.13(i) in settlement of all or a portion of the VAT Claim or if KCS shall have received the payment referred to in 7.13(ii) along with the written agreement (in form reasonably satisfactory to KCS) of TMM to defend and indemnify KCS against any claim, collateral claim, offset, reclaim, appeal or challenge of any kind whatsoever which seeks to rescind , set aside, revoke or diminish the amount of such payment or the VAT Claim, then a "Final Resolution of the VAT Claim" shall be deemed to have occurred for the purpose of the VAT Payment.

     "GAAP" shall mean generally accepted accounting principles, consistently applied, as used in the United States of America as in effect at the time any applicable financial statements were or are prepared or any act requiring the application of GAAP was or is performed.

     "Governmental Authority" shall mean any United States, Mexican or foreign government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the SEC or any other United States, Mexican or foreign government authority, agency, department, board, commission or instrumentality of the United States, any state of the United States or any political subdivision thereof or any foreign jurisdiction, and any court, tribunal or arbitrator(s) of competent jurisdiction, and any United States, Mexican or foreign governmental or non-governmental self-regulatory organization, agency or authority (including the NYSE).

     "GTFM Assets" shall mean the properties, assets, Contracts and rights of any kind, whether tangible or intangible, real or personal, of the GTFM Group necessary to enable GTFM and the GTFM Subsidiaries to conduct the GTFM Business as presently conducted.

     "GTFM Business" shall mean the business and operations of the GTFM Group in the manner in which the same have been conducted prior to the date hereof, are currently being conducted and are currently proposed by the GTFM Group to be conducted, whether conducted by GTFM or any of its Subsidiaries.

     "GTFM Financial Statements" shall mean those financial statements referred to in Section 5.6.

     "GTFM Form 20-F" shall mean the Annual Report on Form 20-F for the year ended December 31, 2001 filed by GTFM with the SEC.

     "GTFM Group" shall mean GTFM and all of its Subsidiaries, collectively.

     "GTFM Material Adverse Effect" shall mean a change, event or occurrence that has had, or is reasonably likely to have, a material adverse effect on the business, assets, properties, liabilities, financial condition or results of operations of the GTFM Group taken as a whole other than any change, event or occurrence resulting from (i) changes in the railroad industry in Mexico or the United States generally, (ii) changes in general economic conditions in the United States or Mexico or the securities markets in general, (iii) terrorist activities or the commencement or escalation of any war or armed hostilities, which do not disproportionately affect the GTFM Group, or (iv) performance of this Agreement in accordance with its terms.

     "GTFM Subsidiaries" shall mean all of the Subsidiaries of GTFM except Mexrail, Inc. and its Subsidiaries.

     "GTFM Trademarks" shall mean all trademarks of GTFM and its Subsidiaries.

     "Hazardous Materials" shall mean (i) any petroleum, petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials or polychlorinated biphenyls or (ii) any chemical, material or other substance defined or regulated as toxic or hazardous or as a pollutant or contaminant or waste under any applicable Environmental Law.

     "HSR  Act"  means   Section  7A  of  the  Clayton  Act  (Title  II  of  the
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and the rules and regulations promulgated thereunder.

     "IAS" shall mean International Accounting Standards, consistently applied as used in the UMS as in effect at the time any applicable financial statements were or are prepared or any act requiring compliance with IAS was or is performed.

     "Income Taxes" shall mean all Taxes, charges, fees, levies or other assessments imposed by any Taxing Authority and based on or measured solely with respect to income or profits including any interest, penalties or additions attributable or imposed with respect thereto.

     "Intellectual Property" shall mean all patents and patent rights, trademarks and trademark rights, trade names and trade name rights, service marks and service mark rights, service names and service name rights, brand names, inventions copyrights and copyright rights, processes, formulae, trade dress, business and product names, logos, slogans, trade secrets, industrial models, processes, designs, methodologies, computer programs (including all source codes) and related documentation, technical information, manufacturing, engineering and technical drawings, know-how and all pending applications for and registrations of patents, trademarks, service marks and copyrights.

     "Investment Advisers Act" shall mean the Investment Advisers Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

     "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

     "KCS Assets" shall mean the properties, assets, Contracts and rights of any kind, whether tangible or intangible, real or personal, necessary to enable KCS (prior to the Closing) and the Surviving Company (after the Closing) to conduct the KCS Business as presently conducted.

     "KCS Business" shall mean the consolidated business and operations of KCS and its Subsidiaries in the manner in which the same have been conducted prior to the date hereof, are currently being conducted and are currently proposed by KCS and its Subsidiaries to be conducted, whether conducted by KCS or any of its Subsidiaries.

     "KCS Disclosure Schedule" shall have the meaning set forth in the introduction to Article 6 of this Agreement.

     "KCS Material Adverse Effect" shall mean a change, event or occurrence that has had, or is reasonably likely to have, a material adverse effect on the business, assets, properties, liabilities, financial condition or results of operations of KCS and its Subsidiaries, taken as a whole other than any change, event or occurrence resulting from (i) changes in the railroad industry in the United States generally, (ii) changes in general economic conditions in the United States or the securities markets in general, (iii) terrorist activities or the commencement or escalation of any war or armed hostilities, which do not disproportionately affect KCS or its Subsidiaries, or (iv) performance of this Agreement in accordance with its terms.

     "KCS Stock Option Plan" shall mean the 1991 Amended and Restated Stock Option and Performance Award Plan, as amended and restated effective November 7, 2002.

     "Knowledge" of (a) KCS shall mean actual knowledge after reasonable inquiry of any executive officer of KCS, (b) TMM, TMMH or MM shall mean actual knowledge after reasonable inquiry by any executive officer of TMM, TMMH or MM, and (c) Sellers shall mean actual knowledge after reasonable inquiry by any executive officer of Sellers.

     "Law" shall mean any U.S., Mexican or foreign federal, state or local statute, law (whether statutory or common law), ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree, policy, guideline or other requirement or arbitration award or finding (including, without limitation, those of the NYSE or any other applicable self-regulatory organization).

     "Losses" shall have the meaning set forth in Section 10.2 of this Agreement.

     "MM Subsidiaries" shall mean GTFM and GTFM Subsidiaries.

     "NYSE" shall mean the New York Stock Exchange, Inc.

     "Permitted Encumbrance" shall mean (i) liens reflected in the GTFM Financial Statements; (ii) liens imposed by operation of law and not for borrowed money, such as materialmen's, mechanics', workers', repairmen's, employees', carriers', vendors' warehousemen's and other like liens that are insignificant, individually and in the aggregate, to the operation of the GTFM Business and (iii) liens incurred in the ordinary course of business and not for borrowed money that are insignificant, individually and in the aggregate, to the operation of the GTFM Business.

     "Person" shall mean any individual, firm, corporation, partnership (limited or general), limited liability company, joint venture, association, trust or other entity.

     "Put Agreement" shall mean the Agreement between the Federal Government of the United Mexican States, GTFM, TMM and KCS, dated June 9, 1997.

     "Put" shall mean the right of the Federal Government of the United Mexican States under the Put Agreement to compel purchase of the Shares of TFM held by it.

     "Put Purchase Price" shall mean the purchase price for the 20% of TFM stock held by the Federal Government of the United Mexican States, as defined in the Put Agreement and calculated under the Twenty-Sixth Clause of the Stock Purchase Agreement.

     "SEC" shall mean the Securities and Exchange Commission, and any successor thereto.

     "Securities" shall mean any securities as defined in the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

     "Securities Laws" shall mean the Securities Act, the Exchange Act, the Investment Company Act, the Investment Advisers Act, all applicable state "blue sky" laws, all applicable Mexican and foreign securities laws, and the rules and regulations promulgated thereunder.

     "Seller Material Adverse Effect" shall mean a change, event or occurrence that has had, or is reasonably likely to have, a material adverse effect on the business, assets, properties, liabilities, financial condition or results of operations of Sellers and their Subsidiaries, taken as a whole other than any change, event or occurrence resulting from (i) changes in the railroad industry in the United States generally, (ii) changes in general economic conditions in the United States or the securities markets in general, (iii) terrorist activities or the commencement or escalation of any war or armed hostilities, which do not disproportionately affect a Seller or any of its Subsidiaries, or
(iv) performance of this Agreement in accordance with its terms.

     "Strategic Investor" shall mean a U.S. Class 1 railroad, or its Affiliate, which purchases or commits to purchase from KCS equity or debt securities of KCS within one year from the date of this Agreement.

     "Subsidiary" of a Person shall mean any other Person more than 50% of the voting stock (or of any other form of other voting or controlling equity interest in the case of a Person that is not a corporation) of which is beneficially owned by the Person directly or indirectly through one or more other Persons.

     "Tax" shall mean all U.S. and Mexican federal, provincial, territorial, state, municipal, local, foreign or other taxes, imposts, rates, levies, assessments, contributions and other similar charges (and all interest and penalties thereon and additions thereto imposed by any Governmental Authority), including, without limitation, all income, excise, franchise, gains, capital, real property, goods and services, transfer, value added, gross receipts, windfall profits, severance, ad valorem, personal property, production, sales, use, license, stamp, documentary stamp, mortgage recording, employment, payroll, social security (IMSS), housing, unemployment, disability, estimated or withholding taxes, housing fund (Infonavit), retirement fund contributions (SAR) and all customs and import duties.

     "Tax Return" shall mean any and all returns, reports, declarations, information statements, schedules or other documents required to be provided by GTFM or any of its Subsidiaries with respect to Taxes to any Governmental Authority or Tax authority or agency, whether U.S., Mexican or foreign.

     "Taxing Authority" shall mean any government authority, U.S., Mexican or other, having jurisdiction over the assessment, determination, collection, or other imposition of Taxes.

     "TFM" shall mean TFM, S.A. de C.V.

     "U.S." means the United States of America.

         "VAT" means the Mexican value added tax.

     "VAT Claim" means TFM's claim against the Mexican Treasury for the refund of a value added tax payment in the original principal amount of 2,111,111,790 pesos.

     "VAT Payment" means the shares or cash compensation received by TFM or its designee from the Mexican Government on the VAT Claim.

                                   ARTICLE 12

                                  MISCELLANEOUS

     SECTION 12.1 AMENDMENTS; WAIVER. This Agreement may not be amended, altered or modified except by written instrument executed by KCS and TMM. KCS and TMM may amend this Agreement without notice to or the consent of any other party and any third party. Any agreement on the part of KCS and TMM to waive (i) any inaccuracies in any representation and warranty contained herein or in any document, certificate or writing delivered pursuant hereto, or (ii) compliance with any of the agreements, covenants or conditions contained herein, shall be valid only if set forth in an instrument in writing signed on behalf of the party against whom the waiver is to be effective. No such waiver shall constitute a waiver of, or estoppel with respect to, any subsequent or other inaccuracy, breach or failure to strictly comply with the provisions of this Agreement. Any delay or omission on the part of KCS or TMM to exercise any right hereunder shall not in any manner impair the exercise of any right accruing to it hereafter.

     SECTION 12.2 ENTIRE AGREEMENT. This Agreement (including the Seller Disclosure Schedule, the KCS Disclosure Schedule, any other exhibits, schedules, certificates, lists and documents referred to herein, and any documents executed by the Parties simultaneously herewith or pursuant thereto), the Ancillary Agreements, the Consulting Agreement and the Confidentiality Agreements constitute the entire agreement of the Parties, except as provided herein, and supersede all prior agreements and understandings, written and oral, among the Parties with respect to the subject matter hereof and thereof, including without limitation, the Letter of Intent, dated August 28, 1995, between TMM and KCS; the Joint Venture Implementation Agreement, dated September 7, 1995, between TMM and KCS; the Joint Venture Agreement, dated December 1, 1995, between TMM and KCS; the undated Letter of Understanding between TMM and KCS; the Shareholders Agreement dated as of May 1997, by and among KCS, Caymex Transportacion, Grupo Servia, S.A. de C.V., TMM and MM; Management Services Agreements between KCS and TFM, dated May 9, 1997, and between TMM and TFM, dated May 9, 1997 (as such agreements have been amended and extended from time to time); the Stock Purchase Agreement dated as of February 27, 2002, by and among MM, TMM, KCS, The Kansas City Southern Railway Company and TFM; and the Omnibus Agreement by and among TMM, MM, TFM, Mexrail, Inc., The Kansas City Southern Railway Company, NAFTA Rail, S.A. de C.V. and KCS, dated March 8, 2002; provided that, if the Closing shall not have occurred prior to the Termination Date, or if this Agreement shall have been terminated pursuant to the terms set forth in Article 9, then this Section 12.2 shall be null and void retroactively to the date first set forth above and the prior agreements and understandings referred to herein shall be and remain effective as if this Agreement had never been effective.

     SECTION 12.3 INTERPRETATION.

     (a) The Recitals, Exhibits and Schedules to this Agreement are incorporated by reference into, and are deemed to be part of, this Agreement. When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or an Exhibit or a Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

     (b) Each of the Seller Disclosure Schedule and the KCS Disclosure Schedule shall set forth items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more of such party's representations or warranties or one or more of its covenants contained in this Agreement, in each case making reference to the particular subsection of this Agreement requiring such disclosure or to which such exception is being taken.

     (c) This Agreement is in the English language. The Parties waive any rights they may have under Applicable Law to have this Agreement or any of the Ancillary Agreements made in any language other than English; provided to the extent that any such waiver shall not be valid under Applicable Law, the Parties agree that in case of any ambiguity or contradiction between the English language version of this Agreement and any translation into any other language, that the English language version shall control.

     SECTION 12.4 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     SECTION 12.5 NOTICES. Unless otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed given if
(a)  delivered  in  person,   (b)   transmitted   by  facsimile   (with  written
confirmation), (c) mailed by certified or registered mail (return receipt requested) (in which case such notice shall be deemed given on the third day after such mailing) or (d) delivered by an express courier (with written confirmation) to the Parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to Sellers:

         Grupo TMM, S.A.
         Avenida de la Cuspide, No. 4755
         Colonia Parques del Pedregal
         14010 Mexico, D.F.

         CT Corporation
         1209 Orange Street
         Wilmington, Delaware 19801

         With a copy (which shall not constitute notice) to:

         Milbank, Tweed, Hadley & McCloy LLP
         601 South Figueroa Street, 30th Floor
         Los Angeles, CA 90017
         Attention:  Thomas C. Janson, Esq.


         If to KCS or the Surviving Company:

         Kansas City Southern
         P.O. Box 219335
         427 West 12th Street
         Kansas City, MO 64105

         With a copy (which shall not constitute notice) to:

         Sonnenschein Nath & Rosenthal
         4520 Main Street, Suite 1100
         Kansas City, MO 64111
         Attention:  John F. Marvin, Esq.

               Any party hereto may from time to time change its address for notices under this Section 12.5 by giving at least 10 days' notice of such changed address to the other Parties hereto.

     SECTION 12.6 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions of this Agreement.

     SECTION 12.7 BINDING EFFECT; PERSONS BENEFITING; NO ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and assigns. No provision of this Agreement is intended or shall be construed to confer upon any entity or Person other than the Parties and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. This Agreement may not be assigned by any of the Parties without the prior written consent of the other Parties.

     SECTION 12.8 NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision of this Agreement be enforced by, any other Person.

     SECTION 12.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each original or facsimile of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement, it being understood that all of the Parties need not sign the same counterpart.

     SECTION 12.10 SPECIFIC ENFORCEMENT. The Parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the Parties hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

SECTION 12.11  GOVERNING LAW; DISPUTE RESOLUTION.

     (a) Resolution of any and all disputes between KCS and one or more of Sellers (each of KCS, on the one hand, and one or more of the Sellers, on the other hand, a "Dispute Party" and together, the "Dispute Parties') arising from or in connection with this Agreement, the Ancillary Agreements or any transactions contemplated by this Agreement or the Ancillary Agreements, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, ("Disputes") including Disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this Section 12.11; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

     (b) THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES HERETO AND THE ADJUDICATION AND ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO APPLICABLE CHOICE OF LAW PROVISIONS THEREOF.

     (c) As to any Dispute which is not resolved in the ordinary course of business, the Dispute Parties shall first attempt in good faith to promptly resolve any Dispute by negotiations between executives. Either of the Dispute Parties may initiate this procedure by delivery of written notice of the Dispute (the "Dispute Notice") to the other. Not later than 20 days after delivery of the Dispute Notice, one executive of one of the Dispute Parties with authority to settle the Dispute shall meet with the one executive of the other Dispute Party with authority to settle the Dispute at a reasonably acceptable time and place, and thereafter as such executives shall deem reasonably necessary. The executives shall exchange relevant information and endeavor to resolve the Dispute. Prior to any such meeting, each Dispute Party's executive shall advise the other as to any individuals who will attend such meeting with the executive. All negotiations pursuant to this Section 12.11(c) shall be confidential and shall be treated as compromise negotiations for purposes of Rule 408 of the Federal Rules of Evidence and similarly under other local or foreign rules of evidence.

     (d) Each Dispute Party hereby agrees to submit all Disputes not resolved pursuant to Section 12.11(c) hereof to final and binding arbitration in New York, New York. Either Dispute Party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other Dispute Party not sooner than 60 days after the date of delivery of the Dispute Notice but promptly thereafter; provided, that if a Dispute Party rejects participation in the procedures provided under Section 12.11(c), the other Dispute Party may initiate arbitration at such earlier time as such rejection shall become reasonably apparent, and, whenever arbitration is initiated, may seek recovery of any damages or expenses arising from such rejection, including attorney's fees and expenses, Arbitration Costs (as defined below) in connection with arbitration hereunder.

          (i) Three Arbitrators shall be appointed (the "Arbitrators"), one of whom shall be appointed by KCS, one by TMM, and the third of whom, who shall act as the chairman of the arbitral tribunal, shall be appointed by the first two Arbitrators within 10 business days of the first two Arbitrators confirmation by the American Arbitration Association. Each Party agrees that Sellers shall be considered jointly as one side for the purposes of constitution of the arbitration tribunal hereunder. If either Dispute Party fails to appoint an Arbitrator within 10 business days of a request in writing by the other Dispute Party to do so or if the first two Arbitrators cannot agree on the appointment of the third Arbitrator within 10 business days of their confirmation by the American Arbitration
     Association, then such Arbitrator shall be appointed by the American Arbitration Association in accordance with its Commercial Arbitration Rules. As soon as the arbitration tribunal has been convened, a hearing date shall be set within 15 days thereafter; provided, that the Arbitrators may extend the date of the hearing upon request of any Dispute Party to the extent necessary to insure that such Dispute Party is given a reasonable period of time to prepare for the hearing. Written submittals in the English language shall be presented and exchanged by both Dispute Parties five business days before the hearing date. At such time the Dispute Parties shall also exchange copies of all documentary evidence upon which they will rely at the arbitration hearing and a list of the witnesses whom they intend to call to testify at the hearing. The Arbitrators shall make their determination as promptly as practicable after conclusion of the hearing.

          (ii) The arbitration shall be conducted in the English language pursuant to the Commercial Arbitration Rules of American Arbitration Association. Notwithstanding the foregoing, (A) each Dispute Party shall have the right to audit the books and records of the other Dispute Party that are reasonably related to the Dispute; (B) each Dispute Party shall provide to the other, reasonably in advance of any hearing, copies of all documents which a Dispute Party intends to present in such hearing; (C) all hearings shall be conducted on an expedited schedule; and (D) all proceedings shall be confidential, except that either Dispute Party may at its expense make a stenographic record thereof.

          (iii) The Arbitrators shall endeavor to complete all hearings not later than 120 days after their tribunal has been convened, and shall make a final award as promptly as practicable thereafter. Such award shall be communicated, in writing, by the Arbitrators to the Dispute Parties, and shall contain specific findings of fact and conclusions of law in accordance with the governing law set forth in Section 12.11(c) of this Agreement. Any award of such Arbitrators shall be final and binding upon the Parties to this Agreement and shall not be attacked by any of the Parties to this Agreement in any court of law and may be enforced in any court having jurisdiction, including expressly the courts of the State of Delaware, United States of America, and the courts of the Federal District of Mexico. The Arbitrators shall apportion all costs and expenses of the arbitration, including the Arbitrators' fees and expenses, fees and expenses of experts and fees and expenses of translators ("Arbitration Costs") between the prevailing and non-prevailing Dispute Party as the Arbitrators shall deem fair and reasonable. In circumstances where (A) a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, or (B) the non-prevailing Dispute Party has rejected participation in procedures under Section 12.11(c), the Arbitrators may assess all Arbitration Costs against the non-prevailing Dispute Party and may include in the award the prevailing Dispute Party's attorney's fees and expenses in connection with any and all proceedings under this Section 12.11. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

     (e) Pursuant to an agreement of the Parties hereto or a judicial determination that a Dispute is not subject to final and binding arbitration as set forth in Section 12.11, KCS and each of Sellers irrevocably agrees that any legal action or proceeding against it with respect to this Agreement and any transaction contemplated by this Agreement shall be brought only in the courts of the State of Delaware, or of Federal courts of the United States of America sitting in Delaware, and by execution and delivery of this Agreement, KCS and each of Sellers irrevocably submits to the venue and jurisdiction of each such court and irrevocably waives any objection or defense such party may have to venue or personal jurisdiction in any such court for the purpose of resolving any claim, dispute, cause of action arising out of or related to this Agreement (including any claim that the suit or action has been brought in an inconvenient forum and any right to which it may become entitled on account of place of residence or domicile), the alleged breach of this Agreement, the enforcement of the terms of this Agreement, the Acquisition, the Ancillary Agreements and the other terms contemplated hereby and thereby. A final judgment in any suit, action or proceeding shall be conclusive and may be enforced in any court where jurisdiction over the Parties may be had or in which the Parties are subject to service of process.

     (f) Each of the parties hereto irrevocably appoints CT Corporation (the "Process Agent"), at 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801 (302-658-7581), respectively as its agent and true and lawful attorney-in-fact in its name, place and stead to accept on behalf of each of the parties and their respective properties and revenues, service of copies of the summons and complaint and any other process which may be served in any such suit, action or proceeding brought in the State of Delaware, and each of the parties hereto agrees that failure of the Process Agent to give any notice of any such service of process to any of the parties hereto shall not impair or affect the validity of such service or the enforcement of any judgment based thereon.

     SECTION 12.12 ANNOUNCEMENTS. KCS and TMM shall consult with each other before issuing, and provide each other the opportunity to review, comment on and concur with, any press release or other public statement with respect to this Agreement, the Acquisition, the Ancillary Agreements and the other transactions contemplated hereby and thereby, except as either party may determine is otherwise required by Applicable Law, judicial or administrative action or any requirement of the NYSE or any other applicable self-regulatory organization.

     SECTION 12.13 TERMINATION FEE. In the event of (i) a termination pursuant to Section 9.1(a)(v), the Party experiencing the Change of Control shall promptly after a demand therefor remit to the Party terminating in immediately available funds the sum of $18 million and (ii) a termination pursuant to
Section 9.1(a)(iii) or 9.1(a)(iv) as a result of the failure of the stockholders of KCS or of TMM to approve the Acquisition if at or prior to the meeting of such stockholders to approve the Acquisition, the Board of Directors of KCS, in the case of the KCS Stockholders' meeting, or the Board of Directors of TMM, in the case of the TMM Stockholders' meeting, shall have failed to recommend or shall have withdrawn and not reinstated its recommendation of, the Acquisition, then the Party whose stockholders shall not have approved the Acquisition shall remit to the other Party, promptly after a demand therefor, in immediately available funds, the sum of $18 million. The receipt of any sums pursuant to this Section 12.13 shall not preclude or diminish any other rights a Party may have under this Agreement.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

                          KANSAS CITY SOUTHERN


                          By:  /S/ M. R. HAVERTY
                               ---------------------------------------
                          Name:  Michael R. Haverty
                          Title:  Chairman, President & CEO


                          KARA Sub, Inc.


                          By:  /S/ M. R. HAVERTY
                               ---------------------------------------
                          Name:  Michael R. Haverty
                          Title:  Chairman, President & CEO


                          GRUPO TMM, S.A.


                          By:  /S/ JOSE SERRANO
                               ---------------------------------------
                          Name:  Jose Serrano
                          Title:  Chairman


                          By:  /S/ JAVIER SEGOVIA
                               ---------------------------------------
                          Name:  Javier Segovia
                          Title:  President


                          TMM HOLDINGS, S.A. de C.V.


                          By:  /S/ JOSE SERRANO
                               ---------------------------------------
                          Name:  Jose Serrano
                          Title:  Chairman


                          By:  JAVIER SEGOVIA
                               ---------------------------------------
                          Name:  Javier Segovia
                          Title:  President


                          TMM MULTIMODAL, S.A. de C.V.


                          By: /S/ JOSE SERRANO
                              ----------------------------------------
                          Name:  Jose Serrano
                          Title:  Chairman


                          By: /S/ JAVIER SEGOVIA
                              ----------------------------------------
                          Name:  Javier Segovia
                          Title:  President

                                                                       EXHIBIT 1

                                      NOTE

$25,000,000                                                   New York, New York
                                                                 Effective as of
                                                         _________________, 2003

     WHEREAS, Kara Sub, Inc., a Delaware corporation ("Borrower"), unconditionally promises to pay TMM Multimodal, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States ("MM"), as of the date hereof an unsecured promissory demand debt obligation in the amount of $25,000,000 (this "Note");

     WHEREAS, Borrower and MM each desire to evidence such debt obligation with the issuance of this Note upon the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the recitals (which are deemed to be a part of this Note) and agreements contained herein, the parties hereto agree as follows:

     I. PROMISE TO PAY. ON DEMAND at the times specified below, for value received, Borrower hereby promises to pay to the order of MM, at such place and manner as MM may designate in writing, the principal sum of Twenty Five Million Dollars ($25,000,000), together with interest on any and all unpaid principal amounts from and including the date hereof to the Business Day (a day of the year on which national banks in Kansas City, Missouri, are not required or permitted to be closed) on which any principal amount is advanced or any amount becomes due, at the interest rate per annum for each such advance, as determined in accordance with the terms below. Each year, MM shall have the right to demand payment of any or all of the then-unpaid principal amounts and accrued and unpaid interest thereon by giving written notice to Borrower at any time during the period beginning on ______ and ending on _______ of such year. Upon receipt of any such written demand, Borrower shall pay the amounts due no later than _________ of the applicable year.

     II. INTEREST RATE/PAYMENT. The outstanding principal amount of this Note shall bear no interest, provided the Note is paid in full by Borrower within one year of the date hereof. Upon the expiration of one year from the date hereof, this Note shall bear interest at a rate per annum equal to twelve percent (12%). Interest shall be payable quarterly in arrears on the last day of each of March, June, September and December commencing on June 30, 2004, and upon payment in full or in part of the unpaid principal amount hereof.

     III.  PREPAYMENT.   Borrower  shall  not  have  the  right  to  prepay  the
indebtedness evidenced by this Note, including principal and any accrued interest, in whole or in part, without premium or penalty.

     V. ASSIGNMENT. MM's rights under this Note shall not be negotiated or assigned to any person or entity other than Borrower or Borrower's successors and assigns.

     VI. OBLIGATIONS OF OTHERS. Borrower's obligations under this Note will also be binding on Borrower's successors and assigns.

     VII. WAIVER OF CONDITIONS PRECEDENT. Borrower hereby absolutely and irrevocably waives notice of acceptance, presentment, notice of demand, notice of non-payment, protest, notice of protest, suit and all other conditions precedent in connection with the delivery, collection and/or enforcement of this Note.

     VIII. WAIVER; GOVERNING LAW. Borrower hereby waives presentment for payment, demand, notice of dishonor and protest of this Note and further agrees that this Note shall be deemed to have been made under and shall be governed by the laws of the State of Delaware in all respects, including matters of construction, validity and performance, and that none of its terms or provisions may be waived, altered, modified or amended except as MM may consent thereto in writing duly signed for and on its behalf.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date and year first above written.

                                    KARA SUB, INC.


                                    By:
                                    Name:
                                    Title:


Acknowledged  and Accepted by TMM
Multimodal,  S.A. de C.V. as of the
date and year first above written.

TMM MULTIMODAL, S.A. DE C.V.

By:
Name:
Title:

                                                                       EXHIBIT A


               [AMENDED AND RESTATED CERTIFICATE OF INCORPORATION]

                                                                       EXHIBIT B

                                     BY-LAWS

                                       OF

                                   NAFTA RAIL

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                   AS AMENDED AND RESTATED TO __________, 2003

                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS

     SECTION 1. PLACE OF MEETINGS. Meetings of stockholders for any purpose may be held at such time and place, within or without the State of Delaware, as shall be designated by the Board of Directors and stated in the notice of the meeting.

     SECTION 2. ANNUAL MEETINGS. The annual meeting of the stockholders, at which they shall elect directors and transact such other business as may properly be brought before the meeting, shall be held on the first Thursday of May in each year unless the Board of Directors shall designate some other date therefor in April through September.

     To be properly brought before the meeting, business must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before the meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, such a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 45 days nor more than 90 days prior to the meeting; PROVIDED, HOWEVER, that in the event that the meeting is designated by the Board of Directors to be held at a date other than the first Thursday in May and less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, the notice by the stockholder must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder and the name and address of record under which such stock is held and (iv) any material interest of the stockholder in such business.

     Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2 of Article I; PROVIDED, HOWEVER, that nothing in this Section 2 of Article I shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

     The Chairman of the annual meeting shall have the power to determine whether or not business was properly brought before the meeting in accordance with the provisions of this Section 2 of Article I, and, if the Chairman should determine that any such business was not properly brought before the meeting, the Chairman shall so declare to the meeting and any such business shall not be transacted.

     SECTION 3. NOTICE OF ANNUAL MEETINGS. Written notice of each annual meeting of the stockholders stating the place, day and hour of the meeting, shall be given to each stockholder entitled to vote thereat, at least ten (10) days before the date of the meeting.

     SECTION 4. QUORUM. Except as otherwise required by statute, by the Amended and Restated Certificate of Incorporation or by these By-Laws, the presence, in person or by proxy, of stockholders holding a majority in number of shares of the stock issued and outstanding and entitled to vote, shall constitute a quorum at all meetings of the stockholders. If, at any such meeting, such quorum shall not be present or represented, the stockholders present in person or by proxy shall have power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present in person or by proxy, any business may be transacted which might have been transacted at the meeting as originally noticed.

     SECTION 5. VOTING. Each holder of shares of common stock and preferred stock shall be entitled to vote on the basis of one vote for each voting share held by him, except as provided in the Amended and Restated Certificate of Incorporation and except that in elections for directors when the holders of the preferred stock do not have the right, voting as a class, to elect two directors, each holder of voting shares shall be entitled to as many votes as shall equal the number of shares which he is entitled to vote, multiplied by the number of directors to be elected and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or any two or more of them, as he may see fit.

     SECTION 6. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Board of Directors shall cause the officer who has charge of the stock ledger of the corporation to prepare and make, at least ten (10) days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order, showing the address of and the number of shares of common stock and preferred stock registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the election, either at a place within the city where the election is to be held, and which place be specified, at the place where said meeting, or, if not specified, at the place where said meeting is to be held, and the list shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

     SECTION 7. INSPECTORS. For each meeting of stockholders there may be appointed by the Board of Directors or by the Chairman of the meeting three (3) inspectors of election. If any inspector shall fail or be unable to serve as inspector or for any reason be unable to complete his duties, an alternate inspector shall be appointed by the Board of Directors or the Chairman of the meeting. The inspectors of election shall examine and canvass the proxies and ballots, and make and submit a signed report of the votes cast at the meeting, which shall be entered at large upon the records.

     SECTION 8. INSPECTORS' OATH. An inspector, before he enters on the duties of his office, shall take and subscribe an oath substantially in the following form before any officer authorized by law to administer oaths:

               "I do solemnly swear that I will execute the duties of an inspector of the election now to be held with strict impartiality and according to the best of my ability."

     SECTION 9. SPECIAL MEETING. Special meetings of the stockholders for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer or the President, or at the request in writing of a majority of the Board of Directors, by giving ten (10) days written notice thereof to the stockholders. Business transacted at any special meeting of the stockholders shall be limited to the purpose stated in the notice.

     SECTION 10. ORGANIZATION. The Chairman of the Board of Directors, and in his absence the Chief Executive Officer, the President or one of the Vice Presidents, shall call meetings of the stockholders to order and act as Chairman of such meeting. In the absence of all these officers, the Board of Directors may appoint a Chairman of the meeting. The Secretary of the Corporation shall act as secretary at all meetings of the shareholders; but the Board of Directors may designate an Assistant Secretary for that purpose before the meeting and, if no such designation shall have been made, then such designation may be made by the Chairman of the meeting. The conduct of any meeting of the stockholders shall be governed by such rules, regulations and procedures as the Chairman of the meeting, in his sole and exclusive discretion shall determine.

     SECTION 11. STOCKHOLDER NOMINATION OF DIRECTORS. Not less than 45 days nor more than 90 days prior to the date of any meeting of the stockholders at which directors are to be elected ("the Election Meeting") any stockholder who intends to make a nomination at the Election Meeting shall deliver a notice in writing (the "Stockholder's Notice") to the Secretary of the Corporation setting forth
(a) as to each nominee whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the nominee and (iv) any other information concerning the nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and (b) as to the stockholder giving the notice, (i) the name and address of the stockholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder and the name and address of record under which such stock is held; PROVIDED, HOWEVER, that in the event that the Election Meeting is designated by the Board of Directors to be held at a date other than the first Thursday in May and less than 60 days' notice or prior public disclosure of the date of the Election Meeting is given or made to stockholders, to be timely, the Stockholder's Notice must be so delivered not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The Stockholder's Notice shall include a signed consent of each such nominee to serve as a director of the Corporation, if elected. The Corporation may require any proposed nominee or stockholder proposing a nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation or to properly complete any proxy or information statement used for the solicitation of proxies in connection with such Election Meeting.

                                   ARTICLE II

                               BOARD OF DIRECTORS

     SECTION 1. GENERAL POWERS. The general management of the business and affairs and all the corporate powers of the Corporation shall be vested in and exercised by its Board of Directors which shall exercise all of the powers of the Corporation except such as are by statute, or by the Amended and Restated Certificate of Incorporation or by these By-Laws, conferred upon or reserved to the stockholders. The directors shall act only as a Board and the individual directors shall have no power as such.

     SECTION 2. NUMBER, TERM AND QUALIFICATIONS. The number of directors shall not be less than three nor more than eighteen, the exact number of directors to be determined from time to time by resolution adopted by a majority of the whole Board, and such exact number shall be eleven until otherwise determined by resolution adopted by a majority of the whole Board. Directors need not be stockholders.

     The Board of Directors shall be divided into three classes as nearly equal in number as possible. At each annual meeting of stockholders, successors to directors of the class whose terms then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible. Notwithstanding the foregoing, whenever the holders of the preferred stock shall have the right, voting as a class, to elect two directors at the next annual meeting of stockholders, the terms of all directors shall expire at the next annual meeting of stockholders, and then and thereafter all directors shall be elected for a term of one year expiring at the succeeding annual meeting.

     From and after January 19, 1990, no person who has attained the age of 72 shall be eligible to be nominated or to serve as a member of the Board of Directors, but any person who shall attain the age of 72 during the term of directorship to which he was elected shall be eligible to serve the remainder of such term; provided, however, that any person, regardless of age, who, on January 19, 1990, is an incumbent director, shall be eligible to be nominated for election and to serve one (1) additional term.

     SECTION 3. ELECTION OF DIRECTORS. Directors shall be elected at the annual meetings of stockholders by ballot in the manner provided in these By-Laws and the Amended and Restated Certificate of Incorporation.

     SECTION 4. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Newly created directorships and vacancies which shall occur in the Board of Directors because of death, resignation, disqualification or any other cause, may be filled by a majority of the directors then in office, though less than a quorum, pursuant to
Section 223 of the General Corporation Law of Delaware. Such directors may, by resolution, eliminate any vacant directorship thereby reducing the size of the whole Board of Directors but in no event shall the size of the Board of Directors be reduced to less than three directors. No decrease in the Board of Directors shall shorten the term of any incumbent directors.

     SECTION 5. RESIGNATIONS. Any director of the Corporation may resign at any time by giving written notice to the President or to the Secretary of the Corporation. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein. Unless otherwise provided therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 6. ORGANIZATION. The Board of Directors shall hold its organizational meeting as soon as practicable after the Annual Meeting of Stockholders. The Chairman of the Board of Directors, or in his absence the President, shall preside at all meetings of the Board of Directors.

     SECTION 7. PLACE OF MEETINGS. The Board of Directors may hold its meetings, both regular and special, at such place or places, within or without the State of Delaware as determined by the Board of Directors.

     SECTION 8. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such times and at such places as shall from time to time be determined by the Board of Directors.

     SECTION 9. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called at the request of the Chairman of the Board of Directors, the Executive Committee, or of the President, or of any three members of the Board of Directors. Notice of the time and place of such meeting shall be given either by mail to each director at least three (3) days before such meeting or personally, by telephone, or by telegram to each director at least twelve (12) hours before such meeting.

     SECTION 10. QUORUM. A majority of the Board of Directors at a meeting duly assembled shall be necessary to constitute a quorum for the transaction of business except as otherwise provided by statute, by the Amended and Restated Certificate of Incorporation or by these By-Laws. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum be present, without notice other than by announcement at the meeting.

     SECTION 11. REPORT TO STOCKHOLDERS. The President and Board of Directors shall make a report or statement of the affairs of the Corporation at each regular annual meeting of the stockholders subsequent to the first annual meeting.

     SECTION 12. COMPENSATION. The directors may receive reasonable fees to be determined from time to time by the Board of Directors for services actually performed in attending meetings and for other services actually performed and the expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors. A director who is, at the same time, an officer or employee of the Corporation or of any subsidiary or affiliate, shall not be entitled to receive any compensation or fee for service as a director or as a member of any committee of the Board of Directors.

     SECTION 13. CONSENT OF DIRECTORS IN LIEU OF MEETING. Unless otherwise restricted by the Amended and Restated Certificate of Incorporation or By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or Directors or Committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or Committee.

                                   ARTICLE III

                                   COMMITTEES

     SECTION 1. EXECUTIVE COMMITTEE: ORGANIZATION AND POWERS. There shall be an Executive Committee to consist of three (3) Director nominees recommended to the Nominating Committee by the chief executive officer of the Corporation and one
(1) Director nominee recommended to the Nominating Committee by the chief executive officer of Grupo TMM, S.A., a SOCIDED ANINOMA ("TMM"). The Board of Directors shall elect the members of the Executive Committee, upon recommendation by the Nominating Committee, by vote of a majority of the whole Board of Directors and one member of the Executive Committee shall be elected as Chairman by the vote of a majority of the whole Board of Directors. The members of the Executive Committee shall be elected annually at the Board's organizational meeting or as soon as thereafter as possible.

     When the Board of Directors is not in session, the Executive Committee shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation in all cases in which specific directions shall not have been given by the Board of Directors including, but not limited to, the power to declare dividends on the common and preferred stock of the Corporation, and to authorize the seal of the Corporation to be affixed to all papers which may require it. The members of the Executive Committee shall act only as a committee and individual members shall have no power as such.

     SECTION 2. COMPENSATION AND ORGANIZATION COMMITTEE: ORGANIZATION AND POWERS. There shall be a Compensation and Organization Committee to consist of three (3) Independent Director nominees recommended to the Nominating Committee by the chief executive officer of the Corporation and one (1) Independent Director nominee recommended to the Nominating Committee by the chief executive officer of TMM. As used in these By-laws, "Independent Director" means Directors meeting the applicable independence requirements of the New York Stock Exchange promulgated pursuant to the Sarbanes-Oxley Act of 2002, or such other requirements of law, regulation or rule relating to Director qualifications to which the Corporation shall become subject. The Board of Directors shall elect the members of the Compensation and Organization Committee, upon nomination by the Nominating Committee, by vote of a majority of the whole Board of Directors, and one member of the Compensation and Organization Committee shall be elected its Chairman by the vote of a majority of the whole Board of Directors. The members of the Compensation and Organization Committee shall be elected annually at the Board's organizational meeting or as soon thereafter as possible.

     The Compensation and Organization Committee shall have the power: to authorize and determine all salaries for the officers and supervisory employees of the Corporation and subsidiary companies as may be prescribed from time to time by resolution adopted by the Board of Directors; to administer the incentive compensation plans of the Corporation, The Kansas City Southern Railway Company and the other subsidiaries of the Corporation in accordance with the powers and authority granted in such plans; and to determine any incentive allowances to be made to officers and staff of the Corporation and its subsidiaries. The Compensation and Organization Committee shall have the power to administer the Employee Stock Purchase Plan of the Corporation under which eligible employees of the Corporation and its subsidiaries and affiliates are permitted to subscribe to and to purchase shares of the Corporation common stock through payroll deductions.

     The Compensation and Organization Committee shall have full power: to act as the Stock Option Plan Committee to construe and interpret any stock option plan or similar plan of the Corporation and all options, stock appreciation rights and limited rights granted under this plan or any other plan; to determine the terms and provisions of the respective option agreements, including such terms and provisions as, in the judgement of the Committee, are necessary or desirable to qualify any of the options as "incentive stock options"; to establish and amend rules for its administration; to grant options, stock appreciation rights and limited rights under any stock option plan of the Corporation; to determine and designate the recipients of options, stock appreciation rights and limited rights; to determine and designate the dates that options, stock appreciation rights and limited rights are granted; to determine and designate the number of shares subject to options, stock appreciation rights and limited rights; to determine and designate the option prices and option periods; and to correct any defect or supply any omission or reconcile any inconsistency in any stock option plan of the Corporation or in any option, stock appreciation right or limited right to the extent the Committee deems desirable to carry any stock option plan or any option, stock appreciation right or limited right into effect.

     The Compensation and Organization Committee shall also have the power: to review the consolidated earnings of the Corporation and to make recommendations to the Board of Directors with respect to the allocation of funds to the Corporation's Profit Sharing Plan, and to review the results of the investment program of the Profit Sharing Plan and make reports thereof to the Board of Directors.

     The Compensation and Organization Committee shall also have the power and duty to initiate, review and approve succession plans and major organizational plans and changes within the Corporation and its subsidiaries.

     SECTION 3. AUDIT COMMITTEE: ORGANIZATION AND POWERS. There shall be an Audit Committee to consist of three (3) or more Independent Directors, the number of which being fixed from time to time by resolution adopted by a majority vote of the whole Board of Directors. The Audit Committee shall perform those functions set forth in an Audit Committee Charter adopted by the Board of Directors. The Board of Directors shall elect the members of the Audit Committee, upon recommendation by the Nominating Committee, by vote of a majority of the whole Board of Directors and one member of the Audit Committee shall be elected as Chairman by a vote of a majority of the whole Board of Directors. The members of the Audit Committee shall be appointed by the Board of Directors to serve staggered three-year terms, with one member standing for re-appointment each year.

     SECTION 4. NOMINATING AND CORPORATE GOVERNANCE COMMITTEE: ORGANIZATION AND POWERS. There shall be a Nominating and Corporate Governance Committee ("Nominating Committee") to consist of three (3) Independent Director nominees recommended to the Nominating Committee by the chief executive officer of the Corporation. The Board of Directors shall elect the members of the Nominating Committee, upon recommendation by the Nominating Committee, by vote of a majority of the whole Board of Directors and one member of the Nominating Committee shall be elected as Chairman by the vote of a majority of the whole Board of Directors. The members of the Nominating Committee shall be elected by the Board of Directors to serve staggered three-year terms, with one member standing for re-election each year.

     The Nominating Committee shall be responsible for reviewing the qualifications of, and recommending to the Board of Directors, candidates for election to the Board of Directors and the committees thereof, and shall perform such other duties as the Board of Directors may from time to time prescribe.

     SECTION 5. RULES, RECORDS AND REPORTS. The Committees may make and adopt such rules and regulations governing their proceedings as they may deem proper and which are consistent with the statutes of the State of Delaware, the Amended and Restated Certificate of Incorporation and By-Laws. The committees shall keep a full and accurate record of all their acts and proceedings and report the same from time to time to the Board of Directors.

     SECTION 6. MEETINGS. Regular meetings of the committees shall be held at such times and at such places as from time to time may be fixed by the committees. Special meetings of the committees may be held at such other times as may in the judgement of the Chairman or, he being absent, in the judgement of a member, be necessary. Notice of regular meetings need not be given. Notice of special meetings shall be given to each member by mail not less than three (3) days before the meeting or personally, by telephone or telegram to each member not less than twelve (12) hours before the meeting, unless the Chairman of the committee, or a member acting in that capacity in his absence, shall deem a shorter notice expedient.

     SECTION 7. QUORUM. A majority of members of a committee shall constitute a quorum for the transaction of business and the act of a majority of those present shall be the act of the committee (except with respect to the Compensation and Organization Committee, in which any act of the Compensation and Organization Committee when acting as the Stock Option Plan Committee under any stock option plan, must be authorized and approved by at least (3) members).

     SECTION 8. SUBCOMMITTEES. A committee may appoint such subcommittees as it shall deem necessary.

     SECTION 9. VACANCIES. Any vacancy in a committee shall be filled by a majority of the whole Board of Directors, upon recommendation of a nominee by the Nominating Committee.

     SECTION 10. SUBSTITUTE MEMBERS. Whenever at any time a member of any committee shall be absent from a meeting of that committee and it shall be necessary in order to constitute a quorum or, for other reason, it may be deemed expedient or desirable, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously designate a director (subject to the eligibility requirements set forth in Sections 1, 2, 3, and 4 above) to serve and act in his stead; and in the event that the absence of a committee member shall be prolonged, such substitute member may, subject to the approval of the committee, continue to act for the term of its duration. A director so designated shall rank as a duly qualified member of the committee during incumbency, and shall be entitled to participate in its deliberations with the same force and effect as if elected in the manner herein elsewhere provided.

     SECTION  11.  COMPENSATION.  Subject  to the  provisions  of  Section 12 of
Article II of these By-Laws, each member of any committee may receive a reasonable fee to be fixed by the Board of Directors for services actually performed in attending meetings, and for other services actually performed, and shall receive expenses of attendance, if any actually incurred by him for attendance at any meeting of the committee.

                                   ARTICLE IV

                         OFFICERS, AGENTS AND EMPLOYEES

     SECTION 1. ELECTION OF OFFICERS. The Board of Directors at its annual organizational meeting, shall elect a Chairman of the Board of Directors and President of the Corporation, who shall be a member of the Board of Directors. The Board of Directors may elect a Chief Executive Officer and a Chief Operating Officer, and the Chief Executive Officer shall be a member of the Board of Directors.

     SECTION 2. VICE PRESIDENTS. The Board of Directors may, in its discretion, appoint one or more Executive Vice President and one or more additional Vice Presidents.

     SECTION 3. OTHER OFFICERS. The Board of Directors shall appoint a Secretary, a Treasurer, a General Counsel and Comptroller. The Board of Directors may also appoint one or more Assistant Secretaries, and one or more Assistant Treasurers.

     SECTION 4. POWERS, DUTIES AND RESPONSIBILITIES. The powers, duties and responsibilities of the officers and employees of the Corporation, which are not prescribed by statute, by the Amended and Restated Certificate of Incorporation or by these By-Laws, shall be defined in rules or regulations which may be adopted and from time to time modified or changed by the Board of Directors.

     SECTION 5. VACANCIES. The Board of Directors shall, as soon as practicable, fill any vacancy in the office of Chairman of the Board of Directors or President. Any vacancy in any other office may be filled temporarily by the Chairman of the Board of Directors or the President. In case of temporary incapacity or absence of any of the officers, the Chairman of the Board of Directors, or the President, may make an appointment pro tem and confer on such appointee full power and authority to act in place of any of said officers or appointees so temporarily incapacitated or absent; but such appointment shall be subject to change by the Board of Directors or by the Executive Committee at any regular or special meeting.

     SECTION 6. ABSENCE FROM DUTY. No officer or employee of the Corporation shall be absent from duty without the consent of the President or the head of the department in which he is employed.

     SECTION 7. RESIGNATIONS. Any officer may resign at any time giving written notice to the President or to the Secretary of the Corporation. Such resignation shall take effect at the date of the receipt of such notice, or at any later time specified therein and, unless otherwise provided therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 8. REMOVALS. All officers and agents of the Corporation shall be subject to removal at any time by the affirmative vote of a majority of the members of the Board of Directors present at any meeting. All officers and employees not appointed by the Board of Directors shall hold their offices at the discretion of the Executive Committee or of the officer appointing them.

     SECTION 9. TERM OF OFFICE. The officers of the Corporation shall hold office for one year and until their successors shall have been duly elected or appointed and qualified, or until they shall die, resign or be removed.

     SECTION 10. SALARIES. The salaries of officers elected or appointed by the Board of Directors or by the Executive Committee, shall be fixed by the Compensation and Organization Committee. The salaries of all other officers and employees shall be fixed by the President, or by the heads of departments subject to the approval of the President; and the compensation of all officers and employees shall be subject to the control of the Board of Directors or of the Compensation and Organization Committee. No special compensation shall be paid to any officer or employee unless authorized by the Board of Directors, the Executive Committee or the Compensation and Organization Committee.

                       CHAIRMAN OF THE BOARD OF DIRECTORS

     SECTION 11. DUTIES. The Chairman of the Board of Directors shall preside at all meetings of the Stockholders and the Board of Directors at which he is present and perform such other duties as the Board of Directors may prescribe. In his absence, the President shall discharge the duties of the Chairman of the Board of Directors.

                       CHAIRMAN OF THE EXECUTIVE COMMITTEE

     SECTION 12. DUTIES. The Chairman of the Executive Committee shall preside at all meetings of the Executive Committee. In the absence of the Chairman of the Executive Committee, his duties shall be discharged by the President.

                                    PRESIDENT

     SECTION 13. GENERAL POWERS AND DUTIES. The President shall have the general care, supervision and control of the Corporation's business and operation in all departments under control of the Board of Directors. The President shall have such other powers and perform such other duties as the Board of Directors may from time to time prescribe and shall perform such other duties as are incidental to the office of President. In the absence or incapacity of the Chairman of the Board of Directors, the President shall preside at all meetings of the Board of Directors and stockholders.

     SECTION 14. APPOINTMENTS. Except as otherwise provided by statute, the Amended and Restated Certificate of Incorporation, or these By-Laws, the President may appoint such additional officers and may employ such persons as he shall deem necessary for the proper management of the business and property of the Corporation.

                                 VICE PRESIDENTS

     SECTION 15. POWERS AND DUTIES. The Vice Presidents shall have such powers and perform such duties as shall from time to time be conferred and prescribed by the Board of Directors or by the Executive Committee. The Executive Vice President(s) shall, however, be the ranking officer in the affairs of the Corporation next below the President.

                                    SECRETARY

     SECTION 16. DUTIES. The Secretary, or, in his absence, an Assistant Secretary, shall attend all meetings of the stockholders, of the Board of Directors and of the Executive Committee, and shall record their proceedings. He shall report to the Board of Directors and the Executive Committee and through the respective Chairman.

     SECTION 17. NOTICE OF MEETINGS. The Secretary shall give due notice of all meetings of the stockholders and of the Board of Directors and of the Executive Committee, where such notice is required by law, by the Amended and Restated Certificate of Incorporation, by these By-Laws, by the Board of Directors or by the Executive Committee.

     SECTION 18. CUSTODY OF SEAL, ETC. The Secretary shall be custodian of the seal of the Corporation and of its records, and of such papers and documents as may be committed to his care by the Board of Directors or of the Executive Committee. He shall have power to affix the seal of the Corporation to instruments to which the same is authorized to be affixed by the Board of Directors or by the Executive Committee, and shall have power to attest the same. He shall perform such other duties as may be assigned to him by the Chairman of the Board of Directors, the President, the Board of Directors or the Executive Committee, or as may be prescribed in the rules or regulations to be adopted by the Board of Directors.

     SECTION 19. DUTIES OF ASSISTANT SECRETARIES. The Assistant Secretary or Secretaries shall perform such duties as may be assigned to him or them by the Board of Directors or by the Executive Committee or the President, or as may be prescribed in the rules or regulations, if any, to be adopted by the Board of Directors or the Executive Committee; and, when authorized by the Board of Directors or by the Executive Committee, he or they shall have the power to affix the corporate seal to instruments and to attest the same, and to sign the certificates of stock of the Corporation.

                                    TREASURER

     SECTION 20. DUTIES. The Treasurer, either in person or through competent and faithful assistants, shall receive, keep and disburse all moneys, belonging or coming to the Corporation; he shall keep regular, true and full accounts of all receipts and disbursements, and make detailed reports of the same to the President, to the Board of Directors or to the Executive Committee, through the Chairman of said Board of Directors or Committee, as and when required.

     SECTION 21. OTHER DUTIES. The Treasurer shall perform such other duties in connection with the administration of the financial affairs of the Corporation as the Board of Directors or the Executive Committee shall assign to him or as may be prescribed in the rules or regulations to be adopted by the Board of Directors or the Executive Committee. The Treasurer shall give bond in such amount as shall be required by the Board of Directors or by the Executive Committee. Any Assistant Treasurer appointed pursuant to the provisions of these By-Laws shall also give bond in such amount as shall be required by the Board of Directors or by the Executive Committee.

                                 GENERAL COUNSEL

     SECTION 22. DUTIES. The General Counsel shall render such legal services and perform such duties as the Board of Directors, Executive Committee, Chairman of the Board of Directors, President or other elected or appointed officer may request from time to time.

                                   COMPTROLLER

     SECTION 23. DUTIES. The Comptroller shall have charge of the Accounting Department. He shall have the supervision and management of all accounts of the Corporation, and shall prescribe, enforce and maintain the system of bookkeeping, and the books, blanks, etc., for keeping the accounts of the Corporation. He shall have the cooperation of all departments. He shall keep regular sets of books, showing a complete record of the general business transactions of the Corporation, and for that purpose shall receive from the Treasurer, Assistant Treasurers and agents of the Corporation such daily or other reports of receipts and disbursements as he may require.

     SECTION 24. CUSTODY OF CONTRACTS. The Comptroller shall have the custody of all written contracts and other similar written instruments to which the Corporation is a party.

     SECTION 25. STATEMENTS BY COMPTROLLER. The Comptroller shall render such statements of the affairs of the Corporation, shown by his books and records, as may be required for the information of the Board of Directors or of the Executive Committee, and shall by proper distribution and classification of the accounts under his charge, be prepared to furnish such reports as may be required by the Chairman of the Board of Directors, the President, the Board of Directors, and the Executive Committee, or any state or federal official.

                                    ARTICLE V

                              CERTIFICATE OF STOCK

     SECTION 1. PROVISION FOR ISSUE, TRANSFER AND REGISTRATION. The Board of Directors shall provide for the issue, transfer and registration of the capital stock of the Corporation in the City of New York or elsewhere, and for that purpose may appoint the necessary officers, transfer agents and registrars of transfers.

     SECTION 2. CERTIFICATES OF STOCK. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned.

     SECTION 3. FACSIMILE SIGNATURES OF CERTIFICATES. The signature of any officer, transfer agent, or registrar on a certificate for shares of the Corporation may be facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been used on, any such certificate or certificates shall cease to be such officer, transfer agent or registrar of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer, transfer agent or registrar of the Corporation. Record shall be kept by the Transfer Agent of the number of each certificate, the date thereof, the name of the person owning the shares represented thereby, and the number of shares. Every certificate surrendered to the Corporation for transfer or otherwise in exchange for a new certificate shall be canceled by perforation or otherwise with the date of cancellation indicated thereon.

     SECTION 4. TRANSFER OF STOCK. Transfer of stock of the capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by his attorney thereunto authorized by a power of attorney duly executed and filed with the Transfer Agent of the Corporation, and on surrender for cancellation of the certificate or certificates for such shares. A person in whose name shares of stock stand on the books of the Corporation and no one else shall be deemed the owner thereof as regards the Corporation.

     SECTION 5. REGISTRAR AND TRANSFER AGENT. The Corporation shall at all times maintain a registrar, which shall in every case be a bank or trust company, and a transfer agent, to be appointed by the Board of Directors, in accordance with the requirements of the New York Stock Exchange, and registration and transfer of the Corporation's stock certificates shall be in accordance with the rules and regulations of said stock exchange. The Board of Directors may also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

     SECTION 6. CLOSING OF TRANSFER BOOKS; RECORD DATE. The Board of Directors may close the stock transfer books of the Corporation for a period not more than sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect. In lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not more than sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

                                   ARTICLE VI

                                      SEAL

     SECTION 1. The authorized seal shall have inscribed thereon the name of the Corporation, the year of incorporation and the name of the state of incorporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise applied.

                                   ARTICLE VII

                                   FISCAL YEAR

     SECTION 1. The fiscal year of the Corporation shall commence on the first day of January of each year.

                                  ARTICLE VIII

                                     NOTICES

     SECTION 1. FORM OF NOTICE. Where notice, other than by publication, is required to be given by Delaware law, the Amended and Restated Certificate of Incorporation or By-Laws, notice to directors and stockholders shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such directors or stockholders at such address as appears on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given personally, by telephone, by telegram or in such other manner as may be provided in these By-Laws.

     SECTION 2. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of the statutes or of the Amended and Restated Certificate of Incorporation or of these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated herein, shall be deemed equivalent thereto.

     ARTICLE IX INDEMNIFICATION, AMENDMENTS AND MISCELLANEOUS

     SECTION 1. INDEMNIFICATION. Each person who, at any time is, or shall have been, a director, officer, employee or agent of the Corporation, and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is, or was, a director, officer, employee or agent of the Corporation, or served at the request of the
Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified against expense (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding to the full extent provided under
Section 145 of the General Corporation Law of the State of Delaware. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director, officer, employee or agent may be entitled, under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

     SECTION 2. AMENDMENTS. These By-Laws may be altered, amended or repealed by a vote of a majority of the whole Board of Directors at any meeting of the Board of Directors. The Board of Directors in its discretion may, but need not, submit any proposed alteration, amendment or repeal of the By-Laws to the stockholders at any regular or special meeting of the stockholders for their adoption or rejection; provided notice of the proposed alteration, amendment or repeal be contained in the notice of such stockholders' meeting.

     SECTION 3. PROXIES. Unless otherwise provided by resolution of the Board of Directors, the President or, in his absence or disability, a Vice President, from time to time in the name and on behalf of the Corporation: may appoint an attorney or attorneys, agent or agents of the Corporation (who may be or include himself), in the name and on behalf of the Corporation to cast the votes which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporations or to consent in writing to any action by such other corporation; may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent; and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal all such written proxies or other instruments as may be necessary or proper to evidence the appointment of such attorneys and agents.

                                                                       EXHIBIT C

AGREEMENT OF ASSIGNMENT AND ASSUMPTION OF RIGHTS, DUTIES AND OBLIGATIONS, DATED AS OF ______________, 2003 AMONG THE FOLLOWING PARTIES:

I. Grupo TMM, S.A. ("GTMM"), a SOCIEDAD ANONIMA organized under the laws of the United Mexican States, as successor in interest to Transportacion Maritima Mexicana, S.A. de C.V., represented in this act by Ing. Jose F. Serrano Segovia and Lic. Javier Segovia Serrano;

II. Kansas City Southern ("KCS"), a Delaware corporation, formerly known as Kansas City Southern Industries, Inc., represented in this act by its Chairman, President and CEO, Mr. Michael R. Haverty; and

III. Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("GTFM"), a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States, formerly known as Transportacion Ferroviaria Mexicana, S. de R.L. de C.V., represented in this act by Lic. Mario Mohar Ponce and Mr. Michael R. Haverty.

In consideration of and conformance with the following recitals and agreements:

                                    RECITALS

1. On January 31, 1997, the Federal Government of the Mexican States ("Government") and GTFM entered into an agreement (the "Purchase Agreement") for the purchase of 80% of the capital stock of the Ferrocarril del Noreste, S.A. de C.V., currently known as TFM, S.A. de C.V. ("TFM");

2. Pursuant to the Purchase Agreement, the Government kept 20% of the capital stock of TFM, represented by Class III limited voting shares, with the Government retaining the right under the Purchase Agreement to sell all or a portion of those shares to the public, and to sell any shares not sold to the public prior to the date fixed in the Purchase Agreement to GTFM at a price determined by the formula stated in the Purchase Agreement (the "Put Shares");

3. On June 9, 1997 the Government, GTFM, GTMM and KCS entered into an Agreement (hereinafter, the "Put Agreement"), through which, among other matters, the term for the Government to sell the Put Shares to the public and, consequently, to require GTFM to acquire the Put Shares was extended, and GTMM and KCS jointly and severally agreed with the Government in
     Section 3.02 of the Put Agreement that in the event that GTFM did not acquire the Put Shares, GTMM and KCS would be jointly and severally obligated to acquire the Put Shares;

4. In May 1997, GTMM and KCS, and certain of their affiliates and subsidiaries, entered into a Shareholders Agreement ("Shareholders Agreement") that included, among other provisions, Section 7, Indemnification, which created rights, duties and obligations of indemnification between GTMM and KCS with respect to the Put Shares;

5. GTMM and KCS have entered into the Acquisition Agreement by and among KCS, KARA Sub, Inc., a Delaware corporation, GTMM and certain other parties (the "Acquisition Agreement"); and

6. Pursuant to the Acquisition Agreement, the Shareholders Agreement and all rights, duties and obligations arising from the Shareholders Agreement, including Section 7 thereof, shall terminate and shall be of no further force and effect as of the Closing (as defined in the Acquisition Agreement).

                                   AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1) ASSIGNMENT AND ASSUMPTION. GTMM hereby irrevocably assigns and transfers to KCS, and KCS hereby irrevocably accepts and assumes, all of GTMM's rights, duties and obligations with respect to the purchase of the Put Shares under the Put Agreement, effective upon the Closing of the Acquisition.

2) PURCHASE RIGHT AND OBLIGATION. In the event that the Government (or any person to which the Government delegates, transfers or assigns any such right) exercises the Put Right and GTFM does not acquire all of the Put Shares in accordance with the terms of the Put Agreement, KCS shall purchase, in accordance with the terms of the Put Agreement and in addition to the shares which it would be required to purchase, all of the Put Shares that GTMM would have been required to purchase pursuant to the Put Agreement. KCS shall have the right to designate another party to be the purchaser of the Put Shares, but no such designation shall relieve KCS of its obligation to pay the purchase price for such Put Shares or to indemnify any person under Section 5 hereof.

3) PAYMENT OF PURCHASE PRICE. In the event that, notwithstanding the provisions of Section 2, GTMM is required to purchase the Put Shares under the Put Agreement, then, no later than the fifth business day following the date GTMM gives notice to KCS of such event, KCS or its designee shall pay to GTMM, by wire transfer of immediately available funds, an amount equal to the amount which GTMM paid for such Put Shares pursuant to the Put Agreement. Upon the receipt of such payment, GTMM shall transfer such Put Shares to KCS or its designee. Payment of such amount shall not affect KCS's obligations under Section 5 of this Agreement.

4) COOPERATION ON RELEASE. KCS, GTFM and GTMM shall use their commercially reasonable efforts to secure the consent of the Government to have GTMM and its Affiliates released from the obligations under the Put Agreement and to have KCS or its Affiliates substituted for GTMM.

5) INDEMNIFICATION. KCS shall indemnify, defend and hold harmless GTMM and its Affiliates, and their respective officers, directors, employees and shareholders, from and against any and all losses, damages, liabilities, claims, demands, obligations, deficiencies, payments, judgments, settlements, costs and expenses of any nature whatsoever (including the costs and expenses of any and all investigations, actions, suits, proceedings, demands, assessments, judgments, orders, settlements and compromises relating thereto), and reasonable attorneys', accountants', experts' and other fees and expenses in connection therewith ("Losses") resulting from, arising out of or due, directly or indirectly, by KCS' failure to fully discharge the obligations of GTMM and KCS under the Put Agreement, including, without limitation, KCS' failure to purchase, when required by the Government to do so under Section 3.02 of the Put Agreement, the Put Shares.

6) NOTIFICATION. GTMM shall promptly, and in any event within 24 hours, notify KCS of any notifications given to GTMM under or concerning the Put Agreement.

7) INCORPORATION OF ARTICLE 12 OF THE ACQUISITION AGREEMENT. Article 12 of the Acquisition Agreement, with the exception of Sections 12.7, 12.8 and 12.13, and Section 10.4 of the Acquisition Agreement are hereby incorporated MUTATIS MUTANDIS into and made a part of this Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their authorized representatives of the date first above written.

                                  GRUPO TMM, S.A.


                                  By: ________________________________
                                  Name:
                                  Title:


                                  By: ________________________________
                                  Name:
                                  Title:

                                  GRUPO TRANSPORTACION FERROVIARIA
                                  MEXICANA, S.A. DE C.V.

                                  By: ________________________________
                                  Name:
                                  Title:


                                  By: ________________________________
                                  Name:
                                  Title:

                                  KANSAS CITY SOUTHERN


                                  By: ________________________________
                                  Name:
                                  Title:

                                                                       EXHIBIT D

The following sets forth (1) the name of each director of the Surviving Company according to the Class designating the term of service of each director, (2) the Committee to which each director is designated and (3) the names and positions of each executive officer of the Surviving Company, GTFM and GTFM subsidiaries.

INITIAL BOARD OF DIRECTORS OF SURVIVING COMPANY:
-----------------------------------------------

CLASS OF 2004               CLASS OF 2005                CLASS OF 2006

A. Edward Allinson          Rodney E. Slater             Michael G. Fitt

James R. Jones              Byron G. Thompson            Michael R. Haverty
(Chairman)

Landon H. Rowland           Javier Segovia               Thomas A. McDonnell

                                                         Jose Serrano
                                                         (Vice Chairman)

Initial Committee Designations: *  denotes Chairman

NOMINATING                    EXECUTIVE               COMPENSATION              AUDIT
COMMITTEE                     COMMITTEE                COMMITTEE              COMMITTEE

Thomas A. McDonnell*      Michael G. Fitt*        A. Edward Allinson*      Byron G. Thompson*

E. Edward Allinson        Michael R. Haverty      Michael G. Fitt          Michael G. Fitt

Rodney E. Slater          James R. Jones          Rodney E. Slater         E. Edward Allinson

                          Jose Serrano            Javier Segovia


Merger Integration Committee: * denotes Chairman

Jose Serrano*

Michael R. Haverty

James R. Jones

INITIAL EXECUTIVE OFFICERS OF THE SURVIVING COMPANY, GTFM AND GTFM SUBSIDIARIES:

MICHAEL R. HAVERTY, Chairman, President & Chief Executive Officer of NAFTA Rail

JOSE SERRANO, Vice Chairman of GTFM, Vice Chairman of NAFTA Rail

RONALD G. RUSS, Executive Vice President & Chief Financial Officer of NAFTA Rail

MARIO MOHAR, President of TFM

(Other Officers to be determined)

                                                                      EXHIBIT E


                          [SELLER DISCLOSURE SCHEDULE]

                                                                      EXHIBIT F

                            [KCS DISCLOSURE SCHEDULE]

                                                                    EXHIBIT G-1


         [FORM OF OPINION LETTER OF MILBANK, TWEED, HADLEY & MCCOY LLP]

                                                                    EXHIBIT G-2


                [FORM OF OPINION LETTER OF HAYNES & BOONE, L.C.]

                                                                    EXHIBIT H-1


            [FORM OF OPINION LETTER OF SONNENSCHEIN NATH & ROSENTHAL]

                                                                    EXHIBIT H-2


                  [FORM OF OPINION LETTER OF JAY NADLMAN, ESQ.]

                                                                      APPENDIX C

                       FIRST AMENDMENT TO RIGHTS AGREEMENT


     THIS FIRST AMENDMENT to the Rights Agreement (the "Rights Agreement") dated as of September 19, 1995, between KANSAS CITY SOUTHERN, a Delaware corporation (formerly Kansas City Southern Industries, Inc., the "Company") and HARRIS TRUST & SAVINGS BANK, as Rights Agent, is dated as of the _____ day of April, 2003. Capitalized and other terms in this First Amendment shall have the meanings given them in the Rights Agreement unless defined herein.

                                    RECITALS

     WHEREAS, the Board of Directors of the Company believes that it is in the best interests of the Company and its stockholders that the Rights Agreement be amended as set forth herein; and

     WHEREAS, Section 26 of the Rights Agreement authorizes the Board of Directors of the Company and the Rights Agent to adopt the proposed amendment without the approval of the Company's stockholders;

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the recitals (which are deemed to be a part of this Amendment) and agreements contained herein, the parties hereto agree to amend the Rights Agreement as follows:

     1. Section 1(a) of the Rights Agreement is hereby modified and amended by adding the following sentence to the end thereof:

          "Notwithstanding the foregoing provisions of this Section 1(a), no Person or Affiliate of any Person shall be or become an Acquiring Person as a result of the acquisition of beneficial ownership by such Person or any Affiliate of such Person, individually or as a group, of (i) shares of Class A Convertible Common Stock, par value $0.01 per share, of the Company (the "Class A Common Stock"); (ii) shares of Common Stock issued or issuable upon conversion of the Class A Common Stock; (iii) any shares of Common Stock or Class A Common Stock acquired pursuant to Section 1.2 of the Acquisition Agreement dated April 21, 2003, by and among the Company, Kara Sub, Inc., Grupo TMM, S.A. ("TMM"), TMM Holdings, S.A. de C.V. ("TMMH") and TMM Multimodal, S.A. de C.V. ("MM"); (iv) any shares of Common Stock or Class A Common Stock acquired pursuant to the Consulting Agreement dated _______ ___, 2003, ("Consulting Agreement") by and between the Company and Consulting Firm, (including shares acquired, directly or indirectly, in compliance with the Stockholders' Agreement (defined below), from the Consulting Firm by an Affiliate of the Consulting Firm); or (v) shares of Class A Common Stock or Common Stock acquired in compliance with the Stockholders' Agreement, dated _______ ___, 2003, by and among the Company, TMM, TMMH, MM and the stockholders of TMM who have executed the Stockholders' Agreement ("Stockholders' Agreement"), including upon exercise of pre-emptive rights as provided therein.

     2. Section 1(i) of the Rights Agreement is hereby modified and amended by deleting the first sentence thereof and replacing it with the following:

          ""Common Stock" when used with reference to the Company shall mean both the Common Stock, $0.01 par value, of the Company as adjusted from time to time, and the Class A Common Stock, $0.01 par value, of the Company as adjusted from time to time."

     3. Section 1(z) of the Rights Agreement is hereby modified and amended by deleting the words "20 percent" in the first sentence and substituting the words "15 percent" therefore; and further deleting the words "15 percent in the last sentence and substituting the words "13 percent" therefore.

     4. Section 3(e) of the Rights Agreement is hereby modified and amended by deleting subsection (iii) in its entirety and replacing it with the following:
"other than as permitted under Section 1(a) herein, to any Person who, as a result of such transfer, would beneficially own 15 percent or more of the Rights, or"

     5. Section 7(e) of the Rights Agreement is hereby modified and amended such that the phrase "and shall thereafter provide" shall read "and shall not thereafter provide" at the end of the first sentence thereof.

     6. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed entirely within such State.

     7. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     8. Except as otherwise set forth in this First Amendment, the Rights Agreement has not been amended or otherwise modified in any respect and remains in full force and effect in accordance with its terms.


                      [This space intentionally left blank]

                                     KANSAS CITY SOUTHERN
                                     (FORMERLY KNOWN AS KANSAS CITY SOUTHERN
                                     INDUSTRIES, INC.)


                                      By:
                                          -------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                           ------------------------------------


                                      HARRIS TRUST & SAVINGS BANK

                                      By:
                                          -------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                           ------------------------------------

                                                                     APPENDIX D

                             STOCKHOLDERS' AGREEMENT

     STOCKHOLDERS' AGREEMENT dated as of _______________, 2003, by and among Kansas City Southern, a Delaware corporation ("KCS"), Grupo TMM, S.A., a SOCIEDAD ANONIMA organized under the laws of the United Mexican States ("UMS") ("TMM"), TMM Holdings, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS and a subsidiary of TMM ("TMMH"), TMM Multimodal, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS and a subsidiary of TMMH) ("MM"), and the stockholders of TMM who have executed this Stockholders' Agreement (collectively, the "Principal Stockholders").

                                    RECITALS

     A. Pursuant to an Acquisition Agreement (the "Acquisition Agreement") dated April ___, 2003 among KCS, Kara Sub, Inc. ("Kara Sub"), a wholly-owned subsidiary of KCS, TMM, TMMH, and MM, KCS will acquire from MM all of the issued and outstanding capital stock of Grupo Transportacion Ferroviaria Mexicana, S.A. de CV., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS ("GTFM"), held by MM and MM will receive from KCS shares of Class A Common Stock of KCS and, if KCS so elects pursuant to Section 1.2 of the Acquisition Agreement, shares of Class A Common Stock or shares of Common Stock;

     B. Upon completion of the transactions contemplated by the Acquisition Agreement, MM will become a significant stockholder of KCS and each of TMM, TMMH, MM and the Principal Stockholders will thereby obtain the opportunity to derive substantial economic benefits, and

     C. The parties hereto (the "Parties") desire to set forth herein certain of their rights and duties arising out of and in connection with the Acquisition Agreement and the transactions contemplated thereby.

     NOW, THEREFORE, in consideration of the recitals (which are deemed to be part of this Stockholders' Agreement), the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I.

                         REPRESENTATIONS AND WARRANTIES

     1.1 REPRESENTATIONS AND WARRANTIES OF KCS. KCS represents and warrants to TMM, TMMH, MM and the Principal Stockholders as follows:

          (a) The execution, delivery and performance by KCS of this Stockholders' Agreement and the performance by KCS of its obligations hereunder are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Stockholders'Agreement constitutes a legal, valid and binding agreement of KCS enforceable against KCS in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

          (b) The execution, delivery and performance of this Stockholders' Agreement by KCS does not (i) violate, conflict with or result in any breach of any provision of the charter or by-laws of KCS, (ii) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or require any notice under, or require the consent of any other party to, or result in the acceleration of, or entitle any party to accelerate (whether as a result of a change in control of KCS or otherwise) any obligation or agreement, or result in the loss of any benefit or the imposition of any fee or penalty, or give rise to the creation of any lien or encumbrance upon any of the properties or assets of KCS, under any of the terms, conditions or provisions of any debt, note, bond, mortgage, indenture, deed of trust, license, lease, permit, agreement or other instrument or obligation to which KCS is a party or by which KCS or any of its respective properties or assets may be bound or affected, or
     (iii) violate any Rules (including foreign, federal and state securities laws) of any Governmental Authority applicable to KCS or any of its properties, assets or operations.

     1.2 REPRESENTATIONS AND WARRANTIES OF TMM, TMMH AND MM. TMM, TMMH, and MM, each represents and warrants, jointly and severally, to KCS as follows:

     (a) The execution, delivery and performance by each of TMM, TMMH and MM of this Stockholders' Agreement and the performance by TMM, TMMH and MM of its obligations hereunder are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Stockholders' Agreement constitutes a legal, valid and binding agreement of TMM, TMMH and MM enforceable against TMM, TMMH and MM in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity);

     (b) The execution, delivery and performance of this Stockholders' Agreement by TMM, TMMH and MM does not (i) violate, conflict with or result in any breach of any provision of the respective charters or by-laws of TMM, TMMH or MM, (ii) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or require any notice under, or require the consent of any other party to, or result in the acceleration of, or entitle any party to accelerate (whether as a result of a change in control of MM or otherwise) any obligation or agreement, or result in the loss of any benefit or the imposition of any fee or penalty, or give rise to the creation of any lien or encumbrance upon any of the properties or assets of TMM, TMMH or MM under any of the terms, conditions or provisions of any debt, note, bond, mortgage, indenture, deed of trust, license, lease, permit, agreement or other instrument or obligation to which MM or any of its subsidiaries is a party or by which TMM, TMMH, MM or any of their respective subsidiaries or any of their respective properties or assets may be bound or affected, or (iii) violate any Rules (including foreign, federal and state securities laws) of any Governmental Authority applicable to TMM, TMMH, MM or any of their respective subsidiaries, or any of their respective properties, assets or operations.

     (c) Except for shares of Class A Common Stock and, if KCS so elects, Common Stock, issuable pursuant to the Acquisition Agreement, neither TMM, TMMH, MM nor any of their respective controlled Affiliates is the beneficial owner of any Voting Securities of KCS.

     (d) No insolvency proceedings against TMM or any of its Subsidiaries are pending, or to its knowledge, threatened.

     1.3 REPRESENTATIONS AND WARRANTIES OF PRINCIPAL STOCKHOLDERS. Each of the Principal Stockholders represents and warrants, severally, to KCS as follows:

          (a) Such Principal Stockholder is either (i) an entity that is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full power and authority to enter into, execute and deliver this Stockholders' Agreement and to perform and observe fully its obligations hereunder and to perform the transactions contemplated hereby, or (ii) a natural person who has the legal capacity to enter into this Stockholders' Agreement and to consummate the transactions contemplated hereby. Such Principal Stockholder has taken all action required by law, such Person's organizational or governing documents (if applicable), or otherwise to authorize the execution, delivery and performance of this Stockholders' Agreement and the consummation by such Principal Stockholder of the transactions contemplated hereby. This Stockholders' Agreement has been duly and validly executed and delivered by such Principal Stockholder and, assuming due authorization, execution and delivery by KCS, constitutes valid and binding legal obligations of such Principal Stockholder, enforceable against such Principal Stockholder in accordance with its terms (i) except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (b) The execution, delivery and performance of this Stockholders' Agreement by such Principal Stockholder does not (i) violate, conflict with or result in any breach of any provision of the organizational or governing documents of any of such Principal Stockholder (if applicable), (ii) violate, conflict with or result in a violation or breach of, or constitute a default (with or without due notice or lapse of time or both) under, or permit the termination of, or require any notice under, or require the consent of any other party to, or result in the acceleration of, or entitle any party to accelerate any obligation or agreement, or result in the loss of any benefit or the imposition of any fee or penalty, or give rise to the creation of any lien or encumbrance upon any of the respective properties or assets of TMM, TMMH or MM or any of their respective Affiliates or any of the Principal Stockholders, in each case under any of the terms, conditions or provisions of any debt, note, bond, mortgage, indenture, deed of trust, license, lease, permit, agreement or other instrument or obligation to which such Principal Stockholder is a party or by which they or any of their respective properties or assets may be bound or affected or
     (c)  violate any Rules  (including  foreign,  federal and state  securities laws) of any Governmental Authority applicable to such Principal Stockholder or any of their respective properties, assets or operations; and

          (c) Except for shares of Class A Common Stock and, if KCS so elects, Common Stock, issuable pursuant to the Acquisition Agreement, neither such Principal Stockholder nor any controlled Affiliate of such Principal Stockholder is the beneficial owner of any Voting Securities of KCS.

          (d) No insolvency proceedings against TMM or any of its Subsidiaries are pending, or to its knowledge, threatened.

                                   ARTICLE II.

                              STANDSTILL PROVISIONS

     2.1 STANDSTILL PROVISIONS. (a) TMM, TMMH, MM and each of the Principal Stockholders covenants to and agrees with KCS that, unless it is specifically invited in writing to do so by the Board of Directors, during the Standstill Period such Person will not, and will cause each of its Affiliates not to, directly or indirectly, alone, as part of a Group or in concert with others:

               (i) acquire or agree to acquire beneficial ownership of any Voting Securities (or any direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise) beneficial ownership of any Voting Securities), if after any such acquisition, such Person and its Affiliates, or such Group would beneficially own aggregate outstanding Voting Securities representing more than 20% of the Total Voting Power;

               (ii) make any public announcement with respect to any acquisition or proposal by any TMM Holder, or any Group of which any TMM Holder is a member or acting in concert with, for the acquisition of Voting Securities with respect to any merger, consolidation or business combination involving KCS or its Affiliates or for or with respect to any purchase of a substantial portion of the assets of KCS or its Affiliates, whether or not such proposal might require the making of a public announcement by KCS;

               (iii) solicit, initiate, make, or in any way participate in, any "solicitation" of "proxies" to vote any Voting Securities or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, as such Regulation is currently in effect, disregarding clause (iv) of Rule 14a-1(1)(2) and including any exempt solicitation pursuant to Rule 14a-2(b)(1));

               (iv) except as approved by the Board of Directors, call, or vote in favor of a call for, any special meeting of stockholders of KCS;

               (v) initiate or propose any matter for submission to a vote of stockholders of KCS or participate in the making of, or solicit stockholders for the approval of, any stockholder proposal, except to the extent required to compel compliance with their rights to Board representatives set forth in Section 5.1(c);

               (vi) grant any proxy with respect to any Voting Securities to any Person not approved in writing by KCS, except for Proxies granted to representatives of KCS in connection with the voting of shares at an annual or special meet of Shareholders;

               (vii) take any action which would be reasonably likely to require KCS to make a public announcement regarding any of the matters specified in this Section 2.1(a)(i)-(xi); or

               (viii) initiate or participate in any negotiations or arrangements with any third party with respect to any of the foregoing, or provide any information or take any action designed to advise, assist, encourage or act in concert with any third party in connection with any of the foregoing;

               (ix)  disclose  publicly  any  intention,   plan  or  arrangement
          inconsistent with the foregoing;

               (x) make any request in a public manner or that would require public disclosure, that KCS (or any of its officers, directors, representatives, employees, attorneys, advisors, agents or Affiliates) to waive, amend or modify any provisions of Section 2.1(a)(i)-(xi); or

               (xi) except through its representatives on the Board of Directors (or any committee thereof) of KCS contemplated by Article V hereof, otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of KCS.

          (b) TMM, TMMH, MM and each of the Principal Stockholders covenants to and agrees with KCS that such Person will promptly notify the Board of Directors of any serious inquiry from any third party regarding any of the matters specified in Section 2.1(a)(i)-(xi) (which notification shall include the identity of each such third party and the material terms and conditions of each such inquiry). The parties acknowledge that any such inquiry made by a Competitor or a representative of a Competitor shall be regarded as a serious inquiry.

     2.2 EFFECT OF VIOLATIONS. If TMM, TMMH, MM, the Principal Stockholders or any of their respective Affiliates owns or acquires beneficial ownership of any Voting Securities of KCS in violation of Section 2.1(a)(i), none of TMM, TMMH, MM, the Principal Stockholders, nor any of their Affiliates shall be entitled to vote, or cause to be voted, any Voting Securities in excess of the greater of
(i) the level owned immediately prior to the acquisition of Voting Securities that resulted in the violation and (ii) the level permitted to be owned by
Section 2.1(a)(i) for any purposes (including, without limitation, with respect to a transaction of any type or for the election of directors) and shall be deemed thereby to have granted to any Person designated by the Board of Directors an irrevocable proxy to vote such securities in proportion to the votes cast by all other Holders of Voting Securities of KCS on such matter; PROVIDED, that the right to vote such securities shall be reinstated, and such proxy shall be deemed to be revoked, upon the earlier of (i) any transfer of such securities other than to an Affiliate of the transferor and that is not otherwise in violation of this Stockholders' Agreement and (ii) the first date on which the beneficial ownership of Voting Securities is reduced to the greater of (x) the level owned immediately prior to the acquisition of Voting Securities that resulted in the violation and (y) the level permitted by Section 2.1(a)(i). KCS shall (as specified in Section 8.11) be entitled to enforce specifically the terms of this Section 2.2 and may also pursue any other available remedy to which it may be entitled as a result of any violation of this Stockholders' Agreement.

     2.3 TERMINATION. The rights and obligations under this Article II shall immediately and irrevocably terminate upon the earliest to occur of (i) a Change of Control of KCS, or (ii) the first date the TMM Holders beneficially own in the aggregate less than 15% of the outstanding Voting Securities of KCS for at least 30 consecutive days, provided any subsequent purchase of Voting Securities of KCS by any of the TMM Holders during the five (5) year period following the date of this Stockholders' Agreement shall be subject to the provisions of
Section 203 of the Delaware General Corporate Law and the terms of KCS's Rights Agreement with Harris Trust & Savings Bank, Rights Agent, dated September 19, 1995 ("Rights Agreement"), as in effect on the date hereof.

                                  ARTICLE III.

                            RESTRICTIONS ON TRANSFER

     3.1 GENERAL RESTRICTIONS ON TRANSFERS. The TMM Holders shall not, directly or indirectly, alone or in concert with others, sell, assign, transfer, pledge, hypothecate, otherwise subject to any lien, grant any option with respect to or otherwise dispose of any interest in (or enter into an agreement or understanding with respect to the foregoing) any Voting Securities beneficially owned by them (a "Disposition"), except in accordance with the terms of this Stockholders' Agreement.

     3.2 DISPOSITIONS TO COMPETITORS.

          (a) For a period of five years after the date hereof, the TMM Holders shall not, directly or indirectly, alone or in concert with others, effect a Disposition to a Competitor; provided that no Disposition pursuant to a Public Offering or a Rule 144 Transaction will be deemed to violate this prohibition if the selling TMM Holder(s) invoke and follow or require participating underwriters or brokers to invoke and follow, appropriate and reasonable procedures (subject to the prior approval of KCS, which shall not be unreasonably withheld) designed to prevent the sale of such Voting Securities to any Competitor. The parties agree that a written representation from the purchaser or a representative of the purchaser shall satisfy the requirements of appropriate and reasonable procedures set forth in this Section 3.2(a) provided such representation authorizes reliance thereon by KCS and KCS has no reasonable grounds to believe that such representation cannot be relied upon to satisfy such requirements.

          (b) After the earliest of (i) five years following the date hereof, or
     (ii) the first date on which the TMM Holders beneficially own in the aggregate, directly or indirectly and alone or as part of a Group, less than 15% of the outstanding Voting Securities of KCS (such earlier time being referred to herein as the "ROFR Commencement Date"), any TMM Holder may sell Voting Securities to a Competitor so long as the procedures set forth in this Section 3.2(b) are followed. If after the ROFR Commencement Date the selling TMM Holder proposes to sell Voting Securities to a Competitor (it being agreed that no Disposition pursuant to a Public Offering or a Rule 144 Transaction will be deemed to give rise to this right of first refusal), then KCS shall have a right of first refusal. If such a Disposition to a Competitor is proposed, the selling TMM Holder shall deliver a written notice to KCS advising KCS of the number of Voting Securities such holder desires to sell and the bona fide terms, including price, of any such proposed transaction. KCS shall have the right (but not the obligation) to purchase, in whole but not in part, such Voting Securities at a per share cash purchase price equal to the purchase price in the agreement between the selling TMM Holder and a Competitor. In order to exercise its purchase rights hereunder, KCS must deliver a written notice to the seller to such effect within 10 business days after receipt of written notice of the proposed sale. If KCS timely elects to purchase the Voting Securities specified in the notice, it shall complete the purchase within 60 days from the delivery of such notice, unless a longer time is required to secure any regulatory approvals, in which case the purchase shall occur on the second business day after the receipt of any such required approvals. Unless KCS exercises its right of first refusal by delivering written notice to the selling TMM Holder prior to the expiration of the offering period described above, the selling TMM Holder shall be entitled to sell such Voting Securities which KCS has not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to KCS. Any Voting Securities not so sold by the selling TMM Holder during such 120 day period may not thereafter be sold unless again offered to KCS pursuant to the terms of this provision. This purchase right shall be assignable, in whole or in part, by KCS to any other Person, but no such assignment shall relieve KCS of its obligation to assure payment of the purchase price for any Voting Securities as to which a notice of election to exercise the right of first refusal is made by KCS or any such assignee.

     3.3 DISPOSITIONS TO AFFILIATES. For a period of five years after the date hereof, each of the TMM Holders shall not, directly or indirectly, alone or in concert with others, effect a Disposition of Voting Securities to any Affiliate of TMM, TMMH, or MM or any Affiliate of any Principal Stockholders unless such Affiliate agrees in writing to be bound by the terms of this Stockholders' Agreement and provided that the TMM Holders shall remain responsible, jointly and severally, for any breaches of this Stockholders' Agreement by such Affiliate (provided that any TMM Holder which is a Principal Stockholder shall be severally responsible only for breaches by an Affiliate of the Principal Stockholder to which such Principal Stockholder effects a Disposition).

     3.4 DISPOSITIONS TO CERTAIN HOLDERS.  Subject to the provisions of Sections
3.2 and 3.3, the TMM Holders may make a Disposition of any or all Voting Securities beneficially owned by such Person, provided that:

          (a) No Disposition (whether in a single transaction or series of transactions) that in the aggregate represents 5% or more of the outstanding Voting Securities shall be made to any Person (other than a Permitted Underwriter or an Affiliate pursuant to and in accordance with
     Section 3.3) other than a Person who is eligible to file reports pursuant to Rule 13d-1 under the Exchange Act (a "13G Filer"), unless such Person would not be so eligible with respect to the Voting Securities acquired from the Disposition; and

          (b) No Disposition (whether in a single transaction or series of transactions) of Voting Securities that in the aggregate represents 5% or more of the outstanding Voting Securities shall be made to any 13G Filer unless:

               (i) such 13G Filer would continue to be eligible to file reports pursuant to Section 13G under the Exchange Act with respect to the Voting Securities after giving effect to the proposed acquisition of such Voting Securities; and

               (ii) the selling TMM Holder shall have delivered a written notice to KCS advising KCS of the number of Voting Securities the seller desires to sell and the terms, including price, of the proposed transaction and KCS has been provided the right (but not the obligation) to purchase, in whole or in part, such Voting Securities at a per share cash purchase price equal to the purchase price in the proposed transaction. In order to exercise its purchase rights hereunder, KCS must deliver a written notice to the seller to such effect within five business days after receipt of written notice of the proposed sale. Upon the expiration of the offering period described above, the selling TMM Holder shall be entitled to sell such Voting Securities which KCS has not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to KCS. Any Voting Securities not so sold by the selling TMM Holder during such 120 day period may not thereafter be sold unless again offered to KCS pursuant to the terms of this provision. This purchase right shall be assignable, in whole or in part, by KCS to any other Person, but no such assignment shall relieve KCS of its obligation to assure payment of the purchase price for any Voting Securities as to which KCS has delivered such a written notice.

          (c) Notwithstanding the provisions of Section 3.4(a) and (b), no Disposition (whether in a single transaction or a series of transactions) shall be made to any Person or Group that would, together with such Person's Affiliates and Associates and after giving effect to the acquisition of such Voting Securities, beneficially own or have the right to acquire more than 15% of the Total Voting Power.

     3.5 DISPOSITIONS OF HOLDERS OF VOTING SECURITIES. For a period of five years after the date hereof, no TMM Holder shall, directly or indirectly, alone or in concert with others, sell, assign, transfer, pledge, hypothecate, otherwise subject to any lien, grant any option with respect to or otherwise dispose of any interest in (or enter into an agreement or understanding with respect to the foregoing) any capital stock or Voting Securities or control of any Person that, directly or indirectly, beneficially owns any Voting Securities of KCS to a Competitor, except as permitted by Section 3.3.

     3.6 PLEDGES.

          (a) Subject to the provisions contained herein, a TMM Holder may pledge or hypothecate as security for any indebtedness or other obligations any or all Voting Securities beneficially owned by such Person provided that such TMM Holder obtains written consent from the pledgee that upon the occurrence of an event which gives the pledgee the right to foreclose on the pledged Voting Securities ("Foreclosure Event") such pledgee shall provide to KCS prompt written notice of such Foreclosure Event and provide KCS the right to purchase such Voting Securities at a cash purchase price equal to the average closing price of KCS's Common Stock on the New York Stock Exchange over the five consecutive trading days preceding the date of receipt of the notice of the pending foreclosure sale. In order to exercise its purchase rights hereunder, KCS must deliver a written notice to the pledgee to such effect within five business days after receipt of written notice of the Foreclosure Event and complete such purchase within 60 days from the delivery of such notice unless a longer time is required to secure any regulatory approvals, in which case the purchase shall occur on the second business day after the receipt of any such required approvals. This purchase right shall be assignable, in whole or in part, by KCS to any other Person, but no such assignment shall relieve KCS of its obligation to assure payment of the purchase price for any Voting Securities as to which KCS has delivered such a written notice.

          (b) Notwithstanding the procedures and provisions regarding the conversion of Class A Common Stock set forth in the Section 3.7 and the Amended and Restated Certificate of Incorporation of KCS, any shares of Class A Common Stock pledged or hypothecated by a TMM Holder pursuant to
     Section 3.6(a) shall not automatically convert to Common Stock unless and until the occurrence of a Foreclosure Event.

     3.7 MECHANICS OF TRANSFER AND CONVERSION. Notwithstanding anything contained herein to the contrary, upon a Disposition (other than a pledge or hypothecation pursuant to Section 3.6) by any TMM Holder of any shares of Class A Common Stock to any Person other than TMM, TMMH, MM or the Principal Stockholders, or an entity which is an Affiliate of TMM, TMMH, MM or the Principal Stockholders, such Class A Common Stock shall automatically, without any action on the part of the transferor, transferee or KCS, be converted into shares of Common Stock in accordance with KCS's Restated Certificate of Incorporation upon the consummation of such Disposition. Each of the TMM, MM and the Principal Stockholders shall, and shall cause each of their respective Affiliates to, comply with the procedures and provisions regarding the transfer and conversion of Class A Common Stock set forth in the Amended and Restated
Certificate of Incorporation of KCS, as set forth in Exhibit A to the Acquisition Agreement.

     3.8 EFFECT OF NON-COMPLIANCE. Any attempted Disposition of any Voting Securities in violation of any provision of this Stockholders' Agreement shall be void, and KCS shall not record such Disposition on its books or treat any purported transferee of such Voting Securities as the owner of such shares for any purpose, including without limitation, voting, receiving dividends or other distributions and being entitled to any of the benefits of this Stockholders' Agreement.

     3.9 PERMITTED DISPOSITIONS IN CONNECTION WITH CERTAIN TRANSACTIONS. Notwithstanding the provisions of this Article 3, the TMM Holders shall be permitted to make a Disposition in connection with any tender or exchange offer made by an unaffiliated third party to acquire KCS Common Stock so long as the following conditions are satisfied (i) the TMM Holders are in compliance with the provisions of Section 2.1(a) with respect to such tender or exchange offer;
(ii) such tender or exchange offer must be for all of the outstanding Voting Securities; (iii) the offeror shall have made a commitment to effect a merger after the completion of the tender or exchange offer to provide the same consideration being provided to the holders of the securities tendered in the tender offer; (iv) the holders of a majority of the Voting Securities of KCS, other than the Voting Securities beneficially owned by the TMM Holders, shall have tendered their Voting Securities pursuant to such tender or exchange offer and such Voting Securities shall not have been withdrawn; (v) such tender or exchange offer shall not be subject to any financing condition; and (vi) the TMM Holders may not tender, or publicly disclose their intention to tender, prior to the business day immediately preceding the scheduled expiration of the tender or exchange offer.

     3.10   TERMINATION.   Except  for  Section   3.2(b)  (which  shall  survive
indefinitely),   the  rights  and  obligations  under  this  Article  III  shall immediately and irrevocably terminate:

          (i) on the first date the TMM Holders beneficially own in the aggregate less than 15% of the outstanding Voting Securities of KCS for at least 30 consecutive days, provided any subsequent purchase of Voting Securities of KCS by any of the TMM Holders during the five (5) year period following the date of this Stockholders' Agreement shall be subject to the provisions of Section 203 of the Delaware General Corporate Law and the terms of KCS's Rights Agreement as in effect on the date hereof; or

          (ii) a Change of Control of KCS.

                                   ARTICLE IV.

                               PRE-EMPTIVE RIGHTS

     4.1 PRE-EMPTIVE RIGHTS.

          (a) Subject to Section 4.1(d) below, except for issuances of Common Stock (including for this purpose, options, warrants and other securities convertible into or exercisable for Common Stock) issued:

               (i) to KCS's employees, directors, consultants, agents, independent contractors or other service providers in connection with a Plan existing on the date hereof or a Plan approved by the Board of Directors and adopted by KCS after the date hereof;

               (ii) upon the conversion of Class A Common Stock;

               (iii) upon the exercise of any options, warrants, convertible or exchangeable securities which are outstanding as of the date hereof;

               (iv)   in   connection   with   the   acquisition   (by   merger,
          consolidation, acquisition of assets or equity interests or otherwise) of the equity interests or assets of another Person; or

               (v) issued pursuant to Section 1.2 of the Acquisition Agreement.

     if KCS authorizes the issuance or sale of any shares of Common Stock or any securities containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock), KCS shall first notify then-existing TMM Holders of Class A Common Stock of such proposed transaction and offer to sell to each such Person a number of shares of Class A Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Class A Common Stock) equal to the product obtained by multiplying the number shares of Common Stock or securities containing options or rights to acquire Common Stock authorized to be sold by KCS by a fraction, (1) the numerator of which is the number of shares of Common Stock owned by such Person or issuable upon conversion of the Class A Common Stock held by such Person and (2) the denominator of which is the total of all outstanding Voting Securities. Each TMM Holder of Class A Common Stock shall be entitled to purchase such Class A Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Class A Common Stock) at the same price and on the same terms and conditions as such Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Common Stock) are to be offered to any other Persons. To the extent that any TMM Holder elects not to participate in such pre-emptive rights, each of the other TMM Holders shall have a prorata right to purchase at the same price and on the same terms and conditions the Voting Securities which such non-participating TMM Holder had the right but elected not to purchase; provided that the exercise of such right does not extend the time for written notice set forth in Section 4.1(b). The purchase price for all stock and securities offered to such TMM Holders shall be payable in cash or, to the extent that other payment is to be made by the other Persons to whom stock or securities are so offered, on such other payment terms.

          (b) In order to exercise its purchase rights hereunder, a TMM Holder of Class A Common Stock must deliver a written notice to KCS to such effect within ten business days after receipt of written notice from KCS describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms, such holder's percentage allotment, and the number of shares of Class A Common Stock (or, as applicable, options, warrants or other securities convertible into or exercisable for Class A Common Stock) such holder has the right to purchase hereunder.

          (c) Upon the expiration of the offering period described above, KCS shall be entitled to sell such stock or securities which such TMM Holders have not elected to purchase during the 120 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such TMM Holders. Any stock or securities not so sold by KCS during such 120 day period may not thereafter be sold unless again offered to the TMM Holders of Class A Common Stock pursuant to the terms of this Article IV.

          (d) The rights of the TMM  Holders of Class A Common  Stock under this
     Article IV shall immediately and irrevocably terminate on the date that the TMM Holders do not beneficially own in the aggregate at least 40% of the Voting Securities initially acquired by MM pursuant to the Acquisition Agreement.

                                   ARTICLE V.

                              CORPORATE GOVERNANCE

     5.1 BOARD COMPOSITION.

          (a) From and after the date  hereof and until the  provisions  of this
     Article V cease to be effective, the Board of Directors shall be comprised of eleven directors divided into three classes, as nearly equal in number as the total number of directors constituting the entire Board permits, with the term of office of one class expiring each year.

          (b) The chief executive officer of KCS and one other person selected by the chief executive officer of KCS shall be recommended to and by the Nominating Committee for election to the Board of Directors by the holders of Common Stock and Class A Common Stock, voting as a single class.

          (c) Class A Director(s).

               (i) From and after the date hereof until such time as the TMM Holders cease to beneficially own in the aggregate at least 75% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement (80%, if a Change of Control of TMM or any TMM Holder has occurred), two members of the Board of Directors will be elected by the holders of the Class A Common Stock voting as a class.

               (ii) At such time as the TMM Holders cease to beneficially own in the aggregate at least 75% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement (80%, if a Change of Control of TMM or any TMM Holder has occurred) and provided that such TMM Holders continue to beneficially own in the aggregate at least 40% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement,
          (A) the number of directors which the holders of Class A Common Stock have the right to elect voting as a class will be decreased from two to one, and (B) the TMM Holders will cause one of the directors elected by the holders of Class A Common Stock voting as a class to promptly resign from the Board of Directors and all committees thereof.

               (iii) At such time as the TMM Holders cease to beneficially own in the aggregate at least 40% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement, (A) the right of the holders of Class A Common Stock voting as a class to elect any member of the Board of Directors shall terminate, (B) the TMM Holders will cause all directors elected by the Class A Common Stock voting as a class to promptly resign from the Board of Directors and all committees thereof; and (C) all outstanding shares of Class A Common Stock shall, automatically and without any action by any Person, convert into Common Stock.

               (iv) Notwithstanding anything contained herein to the contrary, if a Change of Control of TMM or any TMM Holder shall have occurred and the acquiror is a Competitor, (A) the right of the holders of Class A Common Stock voting as a class to elect any member(s) of the Board of Directors shall immediately terminate and (B) the TMM Holders or their successors will cause all directors elected by the Class A Common Stock voting as a class to promptly resign from the Board of Directors and all committees thereof.

          (d) The remaining seven directors of KCS immediately following the date hereof will be comprised of seven Independent Director nominees recommended to the Nominating Committee by the chief executive officer of KCS.

          (e) In the event that any Person serving on the Board of Directors immediately following the date hereof ceases to serve as a member of the Board of Directors during such Person's term of office, the resulting vacancy on the Board shall be filled in accordance with KCS's Amended and Restated Certificate of Incorporation and By-laws.

     5.2 COMMITTEE COMPOSITION. The Nominating Committee of the Board of Directors will consist of three Independent Directors designated by the chief executive officer of KCS. The Compensation Committee will consist of three Independent Directors designated by the chief executive officer of KCS and one Independent Director designated by the chief executive officer of TMM. The Executive Committee will consist of three Directors designated by the chief executive officer of KCS and one Director designated by the chief executive officer of TMM.

     5.3 VOTING AGREEMENT. From and after the date hereof and until the provisions of this Article V cease to be effective, each TMM Holder shall vote all of the Voting Securities beneficially owned by such Person and entitled to vote in the election of directors (i) in favor of all Persons nominated by the Nominating Committee in accordance with the terms of this Article V for election as a member of the Board of Directors by the holders of Common Stock and Class A Common Stock, voting as a single class; and (ii) against any proposal to remove any director nominated by the Nominating Committee and elected to the Board of Directors by the holders of Common Stock and Class A Common Stock, voting as a single class; and each such holder shall take all other reasonably necessary or desirable actions within its control (whether in its capacity as a stockholder, director, member of a board committee or officer of KCS or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings) to cause such actions to be taken.

     5.4 NOTICE OF CHANGE OF CONTROL OF TMM AND/OR TMM HOLDERS. The TMM Holders covenant to and agree with KCS that the TMM Holders will provide the Board of Directors with immediate written notice upon the occurrence of a Change of Control of TMM or any of the TMM Holders.

     5.5 TERMINATION. The provisions of this Article V shall, except to the extent earlier termination is expressly provided for above, immediately and irrevocably terminate on the earliest to occur of: (a) the first date that the TMM Holders do not beneficially own in the aggregate at least 40% of the Voting Securities initially acquired by MM pursuant to the Acquisition Agreement; or
(b) the date a Change of Control of TMM or any of the TMM Holders shall have occurred if the acquiror is a Competitor.

     5.6 GOVERNANCE REQUIREMENTS. The nomination and election of directors of KCS and members of committees of the Board of Directors of KCS provided for in Sections 5.1 and 5.2 shall in every case be made only in compliance with all applicable requirements of law, regulation and rules to which KCS shall be subject which shall govern the selection of directors and committee members.

                                   ARTICLE VI.

                                   TERMINATION

     6.1 TERMINATION. Subject to Section 6.2, this Stockholders' Agreement, except to the extent earlier termination is expressly provided for herein, shall terminate on the earliest to occur of:

          (a) the first date the TMM Holders and their Affiliates shall have, for at least 30 consecutive days, beneficially owned in the aggregate less than 40% of the Voting Securities initially acquired by MM pursuant to the Merger contemplated by the Acquisition Agreement, provided any subsequent purchase of Voting Securities of KCS by any of the TMM Holders during the five (5) year period following the date of this Stockholders' Agreement shall be subject to the provisions of Section 203 of the Delaware General Corporation Law and the terms of KCS's Rights Agreement as in effect on the date hereof;

          (b) the termination of this Stockholders' Agreement in a writing signed by each of the parties hereto and approved by the Board of Directors; and

          (c) notice of termination is given by the TMM Holders following the failure, other than for good cause, of the representatives of the holders of the Class A Common Stock to be nominated for election to the Board or any committee thereof as required by this Stockholders' Agreement.

     6.2 EFFECT OF TERMINATION. If this Stockholders' Agreement is terminated in accordance with Section 6.1, hereof, this Stockholders' Agreement shall become null and void and of no further force and effect, except that (a) the terms and provisions of this Section 6.2, Section 2.2, and Sections 3.2(b), 3.7, and 3.8 shall remain in full force and effect, and as long as such Sections remain in effect Articles 7 and 8 shall remain in full force and effect, and (b) any termination of this Stockholders' Agreement shall not relieve any party hereto from any liability for any breach of its obligations hereunder, regardless of whether such party terminated this Stockholders' Agreement.

                                  ARTICLE VII.

                                   DEFINITIONS

     7.1 DEFINED TERMS. As used in this Stockholders' Agreement, the following terms shall have the following meanings (unless indicated otherwise, all Article and Section references are to Articles and Sections of this Stockholders' Agreement):

     "Acquisition Agreement" shall have the meaning set forth in Recital A of this Stockholders' Agreement.

     "Affiliate" shall mean, with respect to any Person, (i) any other Person directly or indirectly through one or more intermediaries controlling or controlled by, or under direct or indirect common control with, such specified Person; (ii) any other Person that owns, directly or indirectly, ten percent or more of such Person's capital stock or other equity interests or any officer or director of any such Person or other Person or, (iii) with respect to any natural Person, any person having a relationship with such Person by blood, marriage or adoption not more remote than first cousin; PROVIDED, HOWEVER, that for the purposes of this Stockholders' Agreement, (w) KCS and its subsidiaries and Affiliates shall not be deemed Affiliates of TMM, TMMH, MM or any of their respective subsidiaries and (x) TMM, TMMH, MM and any of their respective subsidiaries and Affiliates shall not be deemed Affiliates of KCS and its subsidiaries. For purposes hereof, (y) a "subsidiary" of a Person shall mean any other Person more than 50% of the outstanding Voting Securities of which are owned, directly or indirectly, by such Person and (z) "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have correlative meanings.

     "Applicable Law" shall mean any Law applicable to KCS, TMM, TMMH, MM or any
of  their  respective  Affiliates,   properties,  assets,  officers,  directors,
employees or agents, as the case may be.

     "Associate" shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

     "Beneficial ownership" shall be determined pursuant to Rule 13d-3 of the Exchange Act or, if Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to Rule 13d-3 as in effect on the date hereof; provided, that Voting Securities (i) issued or issuable pursuant to the Consulting Agreement and (ii) issued pursuant to
Section 1.2 of the Acquisition Agreement as a result of KCS's election to pay a portion of the cash consideration thereunder through the issuance of Voting Securities shall not be counted for purposes of Section 2.1(a)(i).

     "Board of Directors" shall mean the board of directors of KCS.

     "Change of Control" shall mean, with respect to such Person, the occurrence of any of the following: (a) any Person or Group, other than a subsidiary or any employee benefit plan (or any related trust) of TMM or a subsidiary, becomes the beneficial owner of 20% or more of the Voting Securities representing 20% or more of the combined Total Voting Power of all Voting Securities of such Person, except that (1) no such Person or Group shall be deemed to beneficially own any securities held by such Person or a subsidiary or any employee benefit plan (or any related trust) of such Person or a subsidiary, or (2) no Person who or which, together with all Affiliates of such Person, was the beneficial owner of Voting Securities representing 20% or more of the combined Total Voting Power of all Voting Securities of such Person issued and outstanding as of the Effective Time of the Merger, as defined in the Acquisition Agreement shall be deemed as a result thereof to have caused a Change of Control of such Person hereunder; provided, however, that if such Person or any of its Affiliates, after the Effective Time of the Merger, as defined in the Acquisition Agreement, (A) acquires, in one or more transactions, beneficial ownership of an additional number of Voting Securities which exceeds 5% of the then-outstanding Voting Securities or Total Voting Power and (B) beneficially owns after such acquisition Voting Securities representing 20% or more of the combined Total Voting Power of all Voting Securities of such Person, then such Person shall be deemed to have caused a Change of Control hereunder; or (b) within a period of 24 months or less, the individuals who, as of any date, constitute the board of directors of such Person (the "Incumbent Directors") cease for any reason to constitute at least 75% of the members of such board of directors unless at the end of such period, at least 75% of the individuals then constituting such board of directors were either Incumbent Directors or nominated upon the recommendation of at least 75% of the Incumbent Directors or other directors so nominated; or (c) approval by the stockholders of such Person of any of the following: (1) a merger, reorganization or consolidation ("Acquisition") with respect to which the individuals and entities who were the respective beneficial owners of the stock and Voting Securities of the Person immediately before such Acquisition do not, after such Acquisition, beneficially own, directly or indirectly, more than 80% of, respectively, the common stock and the combined voting power of the Voting Securities of the Person resulting from such Acquisition in substantially the same proportion as their ownership immediately before such Acquisition, (2) a liquidation or dissolution of such Person, or (3) the sale or other disposition of all or substantially all of the assets of such Person.

     "Class A Common Stock" shall mean the Class A convertible common stock, par value $.01 per share, of KCS, as set forth in the Restated Certificate of Incorporation of KCS.

     "Closing" shall have the meaning assigned to such term in the Acquisition Agreement.

     "Common Stock" shall mean the common stock, par value $.01 per share, of KCS, as set forth in the Restated Certificate of Incorporation of KCS.

     "Competitor" shall mean Canadian National Railway, Canadian Pacific Railway Company, Union Pacific Corporation, Burlington Northern Santa Fe Corporation, CSX Corporation, Norfolk Southern Corp., Ferrocarril Mexicano, S.A. de C.V., Ferrocarril del Sureste, S.A. de C.V., Grupo Mexico, S.A. de C.V., the Anschutz Corporation, Carlos Slim Helu, and any other Person who operates a railroad in the United States, Mexico or Canada after the date hereof which, if operated in the United States would be regarded as a Class 1 railroad, and any of their respective successors or Affiliates.

     "Consulting Agreement" shall mean the agreement between KCS and Consultant referred to in the Acquisition Agreement.

     "Disposition" shall have the meaning assigned to such term in Section 3.1 of this Stockholders' Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

     "Governmental Authority" shall mean any United States, Mexican or foreign government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the SEC or any other United States, Mexican or foreign government authority, agency, department, board, commission or instrumentality of the United States, any state of the United States or any political subdivision thereof or any foreign jurisdiction, and any court, tribunal or arbitrator(s) of competent jurisdiction, and any United States, Mexican or foreign governmental or non-governmental self-regulatory organization, agency or authority (including the New York Stock Exchange).

     "Group" shall have the meaning specified in Section 13(d)(3) of the Exchange Act.

     "Independent Director" shall mean Directors meeting the applicable independence requirements of the New York Stock Exchange promulgated pursuant to the Sarbanes-Oxley Act of 2002, or such other requirements of law, regulation or rule relating to Director qualifications to which KCS shall become subject.

     "Law" shall mean any U.S., Mexican or foreign federal, state or local statute, law (whether statutory or common law), ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree, policy, guideline or other requirement or arbitration award or finding (including, without limitation, those of the New York Stock Exchange or any other applicable self-regulatory organization).

     "Nominating Committee" shall mean the Nominating and Corporate Governance Committee of the Board of Directors.

     "Permitted Underwriter" shall mean any underwriter who is in the business of underwriting securities and who, in the ordinary course of its business as an underwriter, acquires Voting Securities in connection with a public offering with the bona fide intention of reselling all of the Voting Securities so acquired pursuant to such public offering.

     "Person" shall mean any individual, firm, corporation, partnership (limited or general) limited liability company, joint venture organization, or other entity and shall include any group comprised of any Person and any other Person with whom such Person or an Affiliate of such Person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of any shares of Voting Securities.

     "Plan" shall mean each bonus, pension, stock option, stock purchase, stock bonus, benefit, profit sharing, retirement, severance, incentive, deferred compensation and other similar employee benefit plans, funds, programs or arrangements, all employment contracts or executive compensation agreements, written or oral, and all collective bargaining agreements, each other "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) and each other superannuation and similar schemes, in each of the foregoing cases which cover, are maintained for the benefit of, or relate to any or all employees (regardless whether such employees' regular place of employment is within or without the United States) or terminated employees of KCS or any subsidiary or Affiliate.

     "Public Offering" shall mean an underwritten public offering of securities of KCS pursuant to an effective registration statement under the Securities Act or such other public offering pursuant to an effective registration statement under the Securities Act effecting a broad distribution of the Voting Securities offered.

     "Registration   Rights  Agreement"  shall  mean  the  Registration   Rights
Agreement, dated the date hereof, by and among KCS, TMM, TMMH, MM and the Principal Stockholders.

     "Rules" shall mean any federal, state, local or foreign statute, law, code, ordinance, rule, regulation, judgment, writ, decree, injunction, order, concession, grant, franchise, permit or license or other governmental or regulatory authorization, consent or approval applicable to TMM, TMMH, MM or any of the Principal Stockholders or any of their respective assets, properties, operations or Plans, in each case as applicable.

     "Rule 144 Transactions" shall mean sales of Common Stock made in accordance with the provisions of Rule 144 under the Securities Act, as currently in effect, including the brokers' transaction, volume and manner of sale provisions thereof.

     "SEC" shall mean the Securities and Exchange Commission and any successor thereto.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

     "Standstill Period" shall mean the period commencing on the date hereof and ending on the date seven years after the date hereof.

     "TMM Holders" shall mean, at any date, each of TMM, TMMH, MM, the Principal Stockholders, and any of their respective Affiliates who are then holders of Common Stock or Class A Common Stock.

     "Total Voting Power" shall mean, at any date, the total number of votes that may be cast in the election of directors of KCS (including all outstanding shares of Common Stock and Class A Common Stock) at any meeting of stockholders of KCS held on such date assuming all Voting Securities then entitled to vote at such meeting were present and voted at such meeting, other than votes that may be cast only upon the happening of a contingency.

     "Voting Securities" shall mean any securities of KCS (unless the context specifically contemplates another issuer) which are entitled to vote generally in the election of directors without regard to any event or occurrence (including, without limitation, the Common Stock and Class A Common Stock), and any other securities by their terms convertible into or exercisable or exchangeable for such securities (whether or not any event or occurrence required to occur prior to such conversion, exercise or exchange shall have occurred).

                                  ARTICLE VIII.

                                  MISCELLANEOUS

     8.1 AMENDMENTS; WAIVER. This Stockholders' Agreement may not be amended, altered or modified except by written instrument executed by KCS and TMM. KCS and TMM may amend this Stockholders' Agreement without notice to or the consent of any third party. Any agreement on the part of KCS and TMM to waive (i) any inaccuracies in any representation and warranty contained herein or in any document, certificate or writing delivered pursuant hereto, or (ii) compliance with any of the agreements, covenants or conditions contained herein, shall be valid only if set forth in an instrument in writing signed on behalf of the party against whom the waiver is to be effective. No such waiver shall constitute a waiver of, or estoppel with respect to, any subsequent or other inaccuracy, breach or failure to strictly comply with the provisions of this Stockholders' Agreement. Any delay or omission on the part of KCS or TMM to exercise any right hereunder shall not in any manner impair the exercise of any right accruing to it hereafter.

     8.2 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties, except as provided herein, and supersedes all prior agreements and understandings, written and oral, among the parties with respect to the subject matter hereof.

     8.3 INTERPRETATION. This Stockholders' Agreement is in the English language. The parties waive any rights they may have under Applicable Law to have this Stockholders' Agreement made in any language other than English; provided to the extent that any such waiver shall not be valid under Applicable Law, the parties agree that in case of any ambiguity or contradiction between the English language version of this Stockholders' Agreement and any translation into any other language, that the English language version shall control.

     8.4 SEVERABILITY. Any term or provision of this Stockholders' Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Stockholders' Agreement or affecting the validity or enforceability of any of the terms or provisions of this Stockholders' Agreement in any other jurisdiction. If any provision of this Stockholders' Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     8.5 NOTICES. Unless otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed given if (a) delivered in person, (b) transmitted by facsimile (with written confirmation),
(c) mailed by certified or registered mail (return receipt requested) (in which case such notice shall be deemed given on the third day after such mailing) or
(d) delivered by an express courier (with written confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         If to TMM, TMMH, MM or the Principal Stockholders:

         Grupo TMM, S.A.
         Avenida de la Cuspide, No. 4755
         Colonia Parques del Pedregal
         14010 Mexico, D.F.

         CT Corporation
         1209 Orange Street
         Wilmington, Delaware 19801

         With a copy (which shall not constitute notice) to:

         Milbank, Tweed, Hadley & McCloy LLP
         601 South Figueroa Street, 30th Floor
         Los Angeles, CA  90017
         Attention: Thomas C. Janson

         If to KCS:

         Kansas City Southern
         P.O. Box 219335
         427 West 12th Street
         Kansas City, MO 64121-9335
         Attention:  President

         With a copy (which shall not constitute notice) to:

         Sonnenschein Nath & Rosenthal
         4520 Main Street, Suite 1100
         Kansas City, MO 64111
         Attention:  John F. Marvin, Esq.

     Any Party hereto may from time to time change its address for notices under this Section 8.5 by giving at least 10 days' notice of such changed address to the other parties hereto.

     8.6 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Stockholders' Agreement and shall not be deemed to limit or affect any of the provisions of this Stockholders' Agreement.

     8.7 BINDING EFFECT; PERSONS BENEFITING; NO ASSIGNMENT. This Stockholders' Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns (including transferees of Voting Securities). No provision of this Stockholders' Agreement is intended or shall be construed to confer upon any entity or Person other than the parties and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Stockholders' Agreement or any part hereof. This Stockholders' Agreement may not be assigned by any of the parties without the prior written consent of the other parties.

     8.8 RESTRICTIVE LEGEND. A copy of this Stockholders' Agreement shall be filed with the Secretary of KCS and kept with the records of KCS. Upon original issuance thereof and until such time as the same is no longer required hereunder or under any applicable law, any certificate issued representing any shares of Class A Common Stock issued to the Purchaser and all certificates issued upon transfer (except for transfers in accordance with Section 3.3) or in exchange or substitution therefor in accordance with this Stockholders' Agreement shall bear the following restrictive legend:

     THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ("TRANSFERRED") UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNLESS SUCH TRANSFER IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE SECURITIES ACT.

     THE TRANSFER OF THE SHARES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO THE RESTRICTIONS ON TRANSFER PROVIDED FOR IN THE STOCKHOLDERS AGREEMENT, DATED _____________, 2003, BETWEEN KCS AND CERTAIN STOCKHOLDERS, AS FROM TIME TO TIME IN EFFECT, A COPY OF WHICH IS ON FILE AT THE EXECUTIVE OFFICES OF KCS AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST TO KCS, NO SUCH TRANSFER WILL BE EFFECTIVE UNLESS AND UNTIL THE TERMS AND CONDITIONS OF SUCH STOCKHOLDERS' AGREEMENT HAVE BEEN COMPLIED WITH IN FULL AND NO PERSON MAY REQUEST KCS TO RECORD THE TRANSFER OF ANY SHARES IF SUCH TRANSFER IS IN VIOLATION OF SUCH STOCKHOLDERS' AGREEMENT.

     THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON VOTING PROVIDED FOR IN THE STOCKHOLDER AGREEMENT AND NO VOTE OF SUCH SHARES THAT CONTRAVENES SUCH AGREEMENT SHALL BE EFFECTIVE.

     The certificates representing Voting Securities beneficially owned by the TMM Holders (including, without limitation, all certificates issued upon transfer or in exchange thereof or substitution therefor in accordance with this Stockholders' Agreement) shall also bear any legend required under any other applicable laws, including state securities or blue sky laws. KCS may make a notation on its records or give instructions to any transfer agents or registrars for such shares in order to implement the restrictions on transfer set forth in this Stockholders' Agreement. KCS shall not incur any liability for any refusal or delay in recognizing any transfer of Voting Securities if KCS in good faith reasonably believes that such transfer may have been or would be in violation of the provisions of applicable law or this Stockholders' Agreement.

     8.9 NO THIRD PARTY BENEFICIARIES. This Stockholders' Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision of this Stockholders' Agreement be enforced by, any other person.

     8.10 COUNTERPARTS. This Stockholders' Agreement may be executed in two or more counterparts, each original or facsimile of which shall be deemed an original, but all of which taken together shall constitute one and the same agreement, it being understood that all of the parties need not sign the same counterpart.

     8.11 SPECIFIC ENFORCEMENT. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Stockholders' Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the parties hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Stockholders' Agreement by the other and to enforce specifically the terms and provisions of this Stockholders' Agreement, this being in addition to any other remedy to which they may be entitled by law or equity.

     8.12 GOVERNING LAW; DISPUTE RESOLUTION.

          (a) Resolution of any and all disputes between KCS, on the one hand, and one or more of TMM, TMMH, MM, the Principal Stockholders, and any of their respective Affiliates on the other hand, (each of KCS, on the one hand, and TMM, TMMH, MM, the Principal Stockholders, or any of their respective Affiliates, on the other hand, a "Dispute Party", and, both of KCS, on the one hand, and TMM, TMMH, MM, the Principal Stockholders, or any of their respective Affiliates, on the other hand, the "Dispute Parties") arising from or in connection with this Stockholders' Agreement, the Ancillary Agreements or any transactions contemplated by this Stockholders' Agreement or the Ancillary Agreements, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, ("Disputes") including Disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this Section 8.12; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

          (b) THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES HERETO AND THE ADJUDICATION AND ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO APPLICABLE CHOICE OF LAW PROVISIONS THEREOF.

          (c) As to any Dispute which is not resolved in the ordinary course of business, the Dispute Parties shall first attempt in good faith to promptly resolve any Dispute by negotiations between executive officers. Either of the Dispute Parties may initiate this procedure by delivery of written notice of the Dispute (the "Dispute Notice") to the other. Not later than 20 days after delivery of the Dispute Notice, one executive officer of one of the Dispute Parties with authority to settle the Dispute shall meet with the one executive of the other Dispute Party with authority to settle the Dispute at a reasonably acceptable time and place, and thereafter as such officers shall deem reasonably necessary. The officers shall exchange relevant information and endeavor to resolve the Dispute. Prior to any such meeting, each Dispute Party's executive officer shall advise the other as to any individuals who will attend such meeting with the officer. All negotiations pursuant to this Section 8.12(c) shall be confidential and shall be treated as compromise negotiations for purposes of Rule 408 of the Federal Rules of Evidence and similarly under other local or foreign rules of evidence.

          (d) Each Dispute Party hereby agrees to submit all Disputes not resolved pursuant to Section 8.12(c) hereof to final and binding arbitration in New York, New York. Either Dispute Party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other Dispute Party not sooner than 60 days after the date of delivery of the Dispute Notice but promptly thereafter; provided, that if a Dispute Party rejects participation in the procedures provided under Section 8.12(c), the other Dispute Party may initiate arbitration at such earlier time as such rejection shall become reasonably apparent, and, whenever arbitration is initiated, may seek recovery of any damages or expenses arising from such rejection, including attorney's fees and expenses, Arbitration Costs (as defined below) in connection with arbitration hereunder.

               (i) Three Arbitrators shall be appointed (the "Arbitrators"), one of whom shall be appointed by the chief executive officer of KCS, one by the chief executive officer of TMM, and the third of whom, who shall act as the chairman of the arbitral tribunal, shall be appointed by the first two Arbitrators within 10 business days of the first two Arbitrators confirmation by the American Arbitration Association. Each party to this Stockholders' Agreement agrees that TMM, TMMH, MM, and the Principal Stockholders shall be considered jointly as one side for the purposes of constitution of the arbitration tribunal hereunder. If either Dispute Party fails to appoint an Arbitrator within 10 business days of a request in writing by the other Dispute Party to do so or if the first two Arbitrators cannot agree on the appointment of the third Arbitrator within 10 business days of their confirmation by the American Arbitration Association, then such Arbitrator shall be appointed by the American Arbitration Association in accordance with its Commercial Arbitration Rules. As soon as the arbitration tribunal has been convened, a hearing date shall be set within 15 days thereafter; provided, that the Arbitrators may extend the date of the hearing upon request of any Dispute Party to the extent necessary to insure that such Dispute Party is given a reasonable period of time to prepare for the hearing. Written submittals in the English language shall be presented and exchanged by both Dispute Parties five business days before the hearing date. At such time the Dispute Parties shall also exchange copies of all documentary evidence upon which they will rely at the arbitration hearing and a list of the witnesses whom they intend to call to testify at the hearing. The Arbitrators shall make their determination as promptly as practicable after conclusion of the hearing.

               (ii) The arbitration shall be conducted in the English language pursuant to the Commercial Arbitration Rules of American Arbitration Association. Notwithstanding the foregoing, (A) each Dispute Party shall have the right to audit the books and records of the other Dispute Party that are reasonably related to the Dispute; (B) each Dispute Party shall provide to the other, reasonably in advance of any hearing, copies of all documents which a Dispute Party intends to present in such hearing; (C) all hearings shall be conducted on an expedited schedule; and (D) all proceedings shall be confidential, except that either Dispute Party may at its expense make a stenographic record thereof.

               (iii) The Arbitrators shall endeavor to complete all hearings not later than 120 days after their tribunal has been convened, and shall make a final award as promptly as practicable thereafter. Such award shall be communicated, in writing, by the Arbitrators to the Dispute Parties, and shall contain specific findings of fact and conclusions of law in accordance with the governing law set forth in Section 8.12
          (b) of this Stockholders' Agreement. Any award of such Arbitrators shall be final and binding upon the parties to this Stockholders'
          Agreement and shall not be attacked by any of the parties to this Stockholders' Agreement in any court of law and may be enforced in any court having jurisdiction, including expressly the courts of the State of Delaware, the United States of America, and the courts of the Federal District of Mexico. The Arbitrators shall apportion all costs and expenses of the arbitration, including the Arbitrators' fees and expenses, fees and expenses of experts and fees and expenses of translators ("Arbitration Costs") between the prevailing and non-prevailing Dispute Party as the Arbitrators shall deem fair and reasonable. In circumstances where (A) a Dispute has been asserted or defended against on grounds that the Arbitrators deems manifestly unreasonable, or (B) the non-prevailing Dispute Party has rejected participation in procedures under Section 8.12(c), the Arbitrators may assess all Arbitration Costs against the non-prevailing Dispute Party and may include in the award the prevailing Dispute Party's attorney's fees and expenses in connection with any and all proceedings under this Section 8.12(d). Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

          (e) Pursuant to an agreement of the parties hereto or a judicial determination that a Dispute is not subject to final and binding arbitration as set forth in Section 8.12(d), KCS, TMM, TMMH, MM and the Principal Stockholders each irrevocably agrees that any legal action or proceeding against it with respect to this Stockholders' Agreement and any transaction contemplated by this Stockholders' Agreement shall be brought only in the courts of the State of Delaware, or of Federal courts of the United States of America sitting in Delaware, and by execution and delivery of this Stockholders' Agreement, KCS, TMM, TMMH, MM and each Principal Stockholder irrevocably submits to the venue and jurisdiction of each such court and irrevocably waives any objection or defense such party may have to venue or personal jurisdiction in any such court for the purpose of resolving any claim, dispute, cause of action arising out of or related to this Stockholders' Agreement (including any claim that the suit or action has been brought in an inconvenient forum and any right to which it may become entitled on account of place of residence or domicile), the alleged breach of this Stockholders' Agreement, the enforcement of the terms of this Stockholders' Agreement or the Agreement. A final judgment in any suit, action or proceeding shall be conclusive and may be enforced in any court where jurisdiction over the parties may be had or in which the parties are subject to service of process.

               (i) Each of the parties  hereto  hereby  irrevocably  appoints CT
          Corporation (the "Process Agent"), 1209 Orange Street, Wilmington, Delaware 19801 (telephone: 302-658-7581) as its agent and true and lawful attorney-in-fact in its name, place and stead to accept on behalf of each of the parties and their respective properties and revenues, service of copies of the summons and complaint and any other process which may be served in any such suit, action or pleading brought in the State of Delaware, and each of the parties hereto agrees that the failure of the Process Agent to give any notice of any such service of process to any of the parties hereto shall not impair or affect the validity of such service, or the enforcement of any judgment based thereon. Each of the parties has heretofore delivered to the other parties evidence of the appointment set forth in this section in a form acceptable to such other parties.

               (ii) Each of the parties to this Stockholders' Agreement hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Stockholders' Agreement or the transactions contemplated hereby.

     8.13 ANNOUNCEMENTS. KCS and TMM shall consult with each other before issuing, and provide each other the opportunity to review, comment on and concur with, any press release or other public statement with respect to this Stockholders' Agreement, except as KCS or TMM may determine is otherwise required by Applicable Law, judicial or administrative action or any requirement of the Mexican Stock Exchange, the New York Stock Exchange or any other applicable self-regulatory organization.

     8.14 COOPERATION ON TMM DISTRIBUTION. KCS acknowledges that holders may desire to effect a distribution of the shares of Common Stock issuable upon conversion of the Class A Common Stock to the stockholders of TMM in a tax efficient manner (a "Spin-Off"). In the event that TMM determines to effect a Spin-Off, KCS will, and will cause its subsidiaries to, take commercially reasonable efforts to cooperate with TMM in the consummation of the Spin-Off. Without limiting the generality of the foregoing, if requested by TMM, KCS agrees to use its commercially reasonable efforts to effect the Spin-Off Merger (as defined below) as promptly as practicable after receipt from TMM of notice of its intention to effect such Spin-Off Merger. TMM shall cooperate fully with KCS, and shall reimburse KCS, for any out-of-pocket expenses that KCS incurs in connection with the Spin-Off Merger, including the reasonable fees and expenses of KCS's counsel (other than any such expenses that constitute Registration Expenses (as defined in the Registration Rights Agreement) in the event that the Spin-Off Merger requires registration under the Securities Act (in which case such registration shall reduce by one (1) the number of registrations required to be effected by KCS under Section 2 of the Registration Rights Agreement)) and shall indemnify and hold KCS harmless from and against all costs and expenses of any nature whatsoever (including taxes in connection therewith) resulting from, arising out of, or due to, directly or indirectly, the Spin-Off Merger (other than with respect to matters as to which KCS is obligated to provide indemnification under the Registration Rights Agreement).

     For purposes of this Agreement, the term "Spin-Off Merger" shall mean a transaction occurring prior to that date which shall be one year following the Effective Time (as defined in the Acquisition Agreement) in which (i) a newly-formed entity organized under the laws of the UMS whose assets consist solely of the shares of Common Stock or Class A Common Stock ("Holdco") and the stock of which is distributed to the holders of capital stock of TMM is merged with and into a wholly-owned subsidiary of KCS and, in such merger, the outstanding shares of capital stock of Holdco are converted into the right to receive, in the aggregate, a number of shares of Common Stock equal to the number of shares of Common Stock held by Holdco or issuable upon conversion of shares of Class A Common Stock held by Holdco; (ii) Holdco shall not have any indebtedness or other obligations (other than any obligations related solely to its organization and the holding of the shares of Common Stock or Class A Common Stock, which obligations TMM shall agree to indemnify KCS against pursuant to an indemnity agreement satisfactory in form and substance to KCS and TMM); and
(iii) KCS and its subsidiaries shall not be required to assume or become liable for any other liabilities as a result of the Spin-Off Merger (other than any obligations or liabilities resulting from the registration of the shares of Common Stock issuable pursuant to the Merger).

     IN WITNESS WHEREOF, the parties hereto have caused this Stockholders' Agreement to be duly executed by their respective authorized officers as of the date hereof.

                                        KANSAS CITY SOUTHERN


                                        By: ________________________________
                                        Name:
                                        Title:

                                        GRUPO TMM, S.A.


                                        By: ________________________________
                                        Name:
                                        Title:

                                        By: ________________________________
                                        Name:
                                        Title:

                                        TMM HOLDINGS, S.A. de C.V.


                                        By: ________________________________
                                        Name:
                                        Title:

                                        By: ________________________________
                                        Name:
                                        Title:

                                        TMM MULTIMODAL, S.A. de C.V.


                                        By: ________________________________
                                        Name:
                                        Title:


                                        By: ________________________________
                                        Name:
                                        Title:


                                        PRINCIPAL STOCKHOLDERS


                                        Jose F. Serrano Segovia


                                        SERVICIONS DIRECTIVOS SERVIA,
                                        S.A. DE C.V.


                                        By: ________________________________
                                        Name:
                                        Title:


                                        By: ________________________________
                                        Name:
                                        Title:


                                        PROMOTORA SERVIA, S.A. de C.V.


                                        By: _______________________________
                                        Name:
                                        Title:


                                        By: ________________________________
                                        Name:
                                        Title:

                                                                      APPENDIX E

                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of ___________, 2003 ("Registration Rights Agreement"), by and between Kansas City Southern, a Delaware corporation ("KCS"), and Grupo TMM, S.A., a SOCIEDAD ANONIMA organized under the laws of the United Mexican States ("UMS") ("TMM"), TMM Holdings, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS and a subsidiary of TMM ("TMMH"), TMM Multimodal, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS and a subsidiary of TMMH ("MM"), and the Principal Stockholders of TMM who have executed this Registration Rights Agreement ("Principal Stockholders") (collectively, the "Parties").

                                    RECITALS

     A. Pursuant to an Acquisition Agreement (the "Acquisition Agreement") dated the date hereof among KCS, Kara Sub, Inc., ("Kara Sub") a wholly-owned subsidiary of KCS, TMM, TMMH and MM, KCS will acquire from MM all of the issued and outstanding capital stock of Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the UMS ("GTFM") held by MM and MM will receive from KCS the Shares (as defined below).

     B. Upon the occurrence of certain events specified in the Acquisition Agreement and the Stockholders' Agreement dated the date hereof among the Parties (the "Stockholders' Agreement") the Shares may, at the election of the holder thereof, and shall, upon the occurrence of certain events, be converted into shares of Common Stock of KCS;

     C. As a condition to the consummation of the transactions contemplated by the Acquisition Agreement, the Parties have entered into this Registration Rights Agreement to provide TMM, TMMH, MM and the Principal Stockholders with certain registration rights with respect to the shares of Common Stock issuable upon conversion of the Shares.

                                   AGREEMENTS

     In consideration of the recitals (which are incorporated herein by reference), the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Terms initially capitalized but not otherwise defined herein shall have the meanings given such terms in the Acquisition Agreement, except for the following:

     "COMMON STOCK" shall mean the common stock, par value $.01 per share, of KCS.

     "HOLDERS" means TMM, TMMH, MM and the Principal Stockholders and, to the extent designated by TMM, TMMH, MM or the Principal Stockholders as a "Holder," any Permitted Transferee who acquires Shares or shares of Registrable Stock from a Holder and agrees to be bound by the terms and conditions of this Registration Rights Agreement. The term "Holder" shall mean any one of the Holders.

     "PERMITTED TRANSFEREE" shall mean those persons to whom TMM, TMMH, MM and the Principal Stockholders can transfer Shares or Registrable Stock in accordance with the terms of the Stockholders' Agreement, and the Amended and Restated Certificate of Incorporation of KCS as set forth in Exhibit A to the Acquisition Agreement.

     "PROSPECTUS" shall mean any prospectus which is a part of a Registration Statement, together with all amendments or supplements thereto, including any document incorporated, or deemed to be incorporated, by reference therein.

     "REGISTRABLE STOCK" shall consist of the shares of Common Stock (a) issued upon conversion of the Shares; (b) issued pursuant to Section 1.2 of the Acquisition Agreement to the extent that KCS elects to pay a portion of the cash consideration through the issuance of shares of Common Stock (the "Stock Election"); (c) issued pursuant to the Consulting Agreement; or (d) otherwise acquired by a Holder upon the exercise of pre-emptive rights in compliance with the Stockholders' Agreement; PROVIDED, HOWEVER, that Registrable Stock shall not be deemed to include (i) any shares after such shares have been registered for resale under the Securities Act and sold pursuant to such registration, (ii) any shares that have been sold without registration under the Securities Act in compliance with Rule 144, or pursuant to any other exemption from registration under the Securities Act and (iii) any shares which are eligible to be sold without registration under the Securities Act pursuant to subsection (k) of Rule 144 or a comparable exemption from registration that enables the sale of all shares held by a Holder without registration under the Securities Act and without restriction as to the manner of sale.

     "REGISTRATION EXPENSES" shall means all expenses, except Selling Expenses, incurred by KCS in complying with Articles 2 and 3, including all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for KCS and blue sky fees and expenses.

     "REGISTRATION STATEMENT" shall mean any registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act, together with all amendments (including any post-effective amendments) or supplements thereto and any documents incorporated, or deemed to be incorporated, by reference therein. For purposes of this Registration Rights Agreement, references to "amend," "amendment" or "supplement," when used in relation to the Registration Statement or any Prospectus, shall include the filing of any document that is, or is deemed to be, incorporated by reference therein.

     "REQUEST" shall have the meaning set forth in Section 2(A) hereof.

     "RULE 144" shall mean Rule 144 promulgated under the Securities Act.

     "SECURITIES" shall mean any debt or equity securities of KCS, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean any one of the Securities.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended prior to or after the date of this Registration Rights Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

     "SECURITIES  AND  EXCHANGE   COMMISSION"   shall  mean  the  United  States
Securities and Exchange Commission or any successor to the functions of such agency.

     "SELLER" shall mean each Holder of Registrable Stock as to which KCS could be required to file a Registration Statement or which could be registered under the Securities Act at the request of such Holder pursuant to any of the provisions of this Registration Rights Agreement.

     "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of the Registrable Stock and expenses of all marketing and promotional efforts of the underwriters in connection with an underwritten offering of Registrable Stock in a transaction covered by a registration statement effected pursuant to Section 2.

     "SHARES" shall mean the shares of Class A Convertible Common Stock, par value $.01 per share, of KCS issued by KCS pursuant to the Acquisition Agreement and any additional shares issued pursuant to the anti-dilution provisions contained in such Shares.

     2. REQUIRED REGISTRATIONS.

     (A) Subject to the terms of this Registration Rights Agreement, upon the written request (the "Request") to register any number of shares of Registrable Stock under the Securities Act made at any time prior to the five year anniversary of the date of this Registration Rights Agreement by Holders of not less than 10% of the shares of Registrable Stock specifying the intended method of disposition thereof, KCS will use commercially reasonable efforts to effect the registration of Registrable Stock under the Securities Act for disposition in accordance with the intended method of disposition stated in the Request, to the extent requisite to permit the disposition (in accordance with the intended method set forth in the Request) of the Registrable Stock to be so registered, but only to the extent provided for in the following provisions of this Registration Rights Agreement. Whenever KCS shall, pursuant to this Section 2(A), be requested to effect the registration of any Registrable Stock under the Securities Act, KCS shall, within ten business days after receipt of the Request, give written notice of such proposed registration to all Holders of Registrable Stock, stating that such Holders have the right to request that any or all of the Registrable Stock owned by them be included in such registration and specifying the intended filing date of the Registration Statement relating to such Request (which date shall be at least 10 Business Days after the date such notice is sent to the Holders). KCS shall include in such registration all Registrable Stock with respect to which KCS receives written requests from the Holders thereof for inclusion therein (stating the intended method of disposition of such Registrable Stock) within the ten business days prior to the filing of the Registration Statement relating to such request. KCS will use commercially reasonable efforts to file the Registration Statement relating to the Request to permit the disposition of all Registrable Stock as to which KCS has received notices from Holders in accordance with the intended methods of disposition set forth in such notices not later than thirty (30) Business Days after receipt by KCS of the initial Request; provided that, unless KCS has made the Stock Election, KCS shall not be required to file a Registration Statement prior to the 180th day after the consummation of the Acquisition (it being understood that if a Request is prior to such time the filing of such Registration Statement shall be deferred until such 180th day). If KCS makes the Stock Election, the Holders of Registrable Stock may make such a request with respect to an amount of Registrable Stock up to the amount issued pursuant to the Stock Election at any time on or after the date of this Registration Rights Agreement, which registration may be a shelf registration. Thereafter, KCS shall use its commercially reasonable efforts to have the Registration Statement declared effective at the earliest practicable time and shall use it commercially reasonable efforts to keep such Registration Statement effective for the period of time required to effect the disposition by such Holders in accordance with the intended method of disposition described in the requests of such Holders, all to the extent requisite to permit such sale or other disposition by such Holders of the Registrable Stock so registered. So long as KCS is eligible to use Form S-3 (or any successor form) under the Securities Act, any Request may specify that the Registration Statement be a "shelf registration" permitting the offering of Registrable Stock registered thereby on a delayed or continuous basis pursuant to Rule 145 under the Securities Act (or any successor rule), in which case, KCS shall use its commercially reasonable efforts to maintain such Registration Statement continuously effective and usable for sales thereunder for a period of not more than one year; provided that KCS shall not be required hereunder to file more than one "shelf registration" unless KCS makes the Stock election in which case KCS shall be required, if requested, to file two shelf registrations.

     (B) The foregoing registration rights of Holders of Registrable Stock shall be deemed satisfied by KCS when six (seven in the event KCS makes the Stock Election) Registration Statements covering shares of Registrable Stock which KCS has been requested to register pursuant to Section 2(A) hereof shall have been filed by KCS with and made effective by the Securities and Exchange Commission under the Securities Act. To the extent an underwritten public offering is the intended method of distribution of Registrable Stock with respect to any Request submitted, the Holders participating in such offering shall have the right to select the investment banker or bankers who shall serve as the manager and/or co-managers for the offering of Securities covered by such Registration Statement, subject to the approval by KCS of such selection, which approval shall not be unreasonably withheld.

     (C) Any registration under this Section 2 shall be on such appropriate registration form of the Securities and Exchange Commission (i) as shall be selected by KCS and (ii) as shall permit the disposition of the Registrable Stock in accordance with the intended method or methods of disposition specified in Holders' requests for such registration.

     (D) Notwithstanding the foregoing, KCS shall be permitted to delay the filing of any Registration Statement pursuant to this Section 2: (i) if KCS is not eligible to use Form S-3 (or a comparable or successor form) to effect such registration; (ii) if KCS, within ten days of the receipt of the Request, gives notice to the Holders of its bona fide intention to effect the filing of a Registration Statement with the Securities and Exchange Commission within 30 days of receipt of the Request (other than a Registration Statement on Form S-8), in which case KCS's obligation to file the Registration Statement pursuant to this Section 2 shall be deferred for a period not to exceed ninety (90) days from the date of the Request; or (iii) if KCS shall furnish to Holders a resolution adopted by the Board of Directors of KCS to the effect that in the good faith judgment of KCS it would be seriously detrimental to KCS for a Registration Statements to be filed at that time, specifying with particularity the basis therefor (subject to the Holders entering into appropriate non-disclosure agreements) in which case KCS's obligation to file a Registration Statement shall be deferred for a period not to exceed sixty (60) days from the receipt of the Request. KCS shall not be required to effect any registration pursuant to this Section 2 once it has effected five registrations in accordance with Section 2.

     (E) In determining the number of  registrations  effected  pursuant to this
Section 2, such registrations shall not include any registration if (i) the Registration Statement did not become effective or remain in effect as required by this Section 2; or (ii) the Registration Statement is withdrawn at the request of the Holders and the Holders agree to pay the Registration Expenses associated with such Registration Statement.

     (F) KCS shall not permit any securities of any other person to be included in any Registration Statement filed pursuant to this Section 2, other than securities sold for the account of KCS, without the consent of the Holders whose Registrable Stock is included in such Registration Statement, which consent shall not be unreasonably withheld.

     (G) KCS shall use its commercially reasonable efforts to qualify for eligibility to use Form S-3 with respect to registrations requested pursuant to this Section 2.

     3. INCIDENTAL REGISTRATION.

     (A) If KCS, at any time after the 180 days following the date of consummation of the transactions contemplated by the Acquisition Agreement, proposes or is required to file a registration statement under the Securities Act related to the offer or sale of shares of Common Stock on a form which permits inclusion of the Registrable Stock (other than a registration on Form S-4 or S-8 or any successor or similar forms), it will give written notice to all Holders of then existing Registrable Stock of its intention so to do. Upon the written request of any such Holder given to KCS within fifteen business days after receipt of any such notice, KCS will, subject to the provisions of this Registration Rights Agreement, use commercially reasonable efforts to cause all such Registrable Stock which such Holders shall have requested be registered to be registered under the Securities Act, to the extent required to permit the disposition by such Holders of the Registrable Stock so registered. Registrations of Registrable Stock under this Section 3 shall not constitute a registration effected pursuant to Section 2. To the extent an underwritten public offering is the intended method of distribution of Registrable Stock included in a registration pursuant to this Section 3, KCS shall have the right, in its sole discretion, to select the investment banker or bankers who shall serve as the manager and/or co-managers for all registrations of offerings of Registrable Stock under this Section 3.

     (B) Except as provided in Sections 2 and 3 hereof, KCS shall have no obligation to register any Securities held by any Stockholder under the Securities Act or under any foreign, state or other securities laws.

     4. REGISTRATION PROCEDURES. Whenever KCS is required by the provisions of this Registration Rights Agreement to use its commercially reasonable efforts to effect the registration of any Registrable Stock under the Securities Act, KCS will:

     (A) Prepare and file (within the period required by Section 2 for all registrations pursuant to such Section) with the Securities and Exchange Commission a Registration Statement with respect to such Registrable Stock and use commercially reasonable efforts to cause such Registration Statement to become and remain continuously effective for a period necessary to effect the sale of the Registrable Stock in accordance with the intended method of disposition and the requirements of this Registration Rights Agreement, provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, KCS will furnish to counsel for the Holders of Registrable Stock included in such Registration Statement copies of all such documents proposed to be filed, which documents (other than the documents incorporated by reference therein) will be subject to the review of such counsel.

     KCS's obligations under this Section 4 shall be subject to the following:

          (i) If, prior to the effectiveness of a Registration Statement relating to Registrable Stock, KCS shall furnish to the Holders a resolution of its Board of Directors stating that KCS has determined in its good faith judgment that the sale of Registrable Stock by such Holders pursuant to the Registration Statement would require disclosure of material non-public information, the current disclosure of which would, in the sole judgment of the KCS Board, be materially detrimental to KCS (an "Information Blackout"), then KCS's obligation to file the Registration Statement and to use its commercially reasonable efforts to have such Registration Statement declared effective shall be deferred for a period not to exceed the earlier of (x) the date upon which such material information is disclosed to the public or (y) sixty (60) days after the KCS Board makes such good faith determination (such period being the "Information Blackout Period").

          (ii) If prior to the effectiveness of a Registration Statement relating to Registrable Stock, KCS shall furnish to the Holders a certificate stating that KCS has determined in its good faith judgment that KCS is required to file financial statements with the Securities and Exchange Commission in connection with a material acquisition or other event (a "Financial Statement Blackout"), then KCS's obligation to file the Registration Statement and to use its commercially reasonable efforts to have such Registration Statement declared effective shall be deferred for a period not to exceed the earlier of (x) the date upon which such financial statements are filed with the Securities and Exchange Commission (it being understood that KCS shall use its commercially reasonable efforts to file such financial statements as soon as practicable, or
(y) sixty (60) days after KCS makes such good faith determination (such period being the "Financial Statement Blackout Period"). Any such determination shall be accompanied with a certificate or letter from KCS's independent auditors to the effect that such auditors agree that such financial statements are required to be included or incorporated by reference in such Registration Statement to permit such Registration Statement to become effective under the Securities Act or to permit continued sales thereunder, as the case may be.

          (iii) If a Registration Statement relating to Registrable Stock is effective, upon written notice of an Information Blackout or Financial Statement Blackout from KCS to the Holders, KCS may request suspension of and the Holders shall suspend sales of Registrable Stock by Holders pursuant to such Registration Statement for the Information Blackout Period or the Financial Statement Blackout Period.

          (iv) KCS shall use commercially reasonable efforts to assure that the aggregate number of days in any period of twelve consecutive months in which an Information Blackout or Financial Statement Blackout or a deferral pursuant to
Section 2(D) is in effect shall not be more than 90.

     (B) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period necessary to effect the sale of the Registrable Stock thereunder which shall in no event exceed 120 days (or the period specified in Section 2 in the case of a shelf registration) and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Sellers thereof set forth in such Registration Statement;

     (C) Furnish to each Seller such number of copies of such Registration Statement and the exhibits thereto, each amendment and supplement thereto, the Prospectus included in the Registration Statement (including each preliminary Prospectus), all documents incorporated by reference or deemed to be incorporated by reference in the Registration Statement or the Prospectus, and such other documents, as such Seller may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such Seller covered by the Registration Statement in accordance with the intended method of disposition;

     (D) Use commercially reasonable efforts to register or qualify the Registrable Stock covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States of America as each Seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such Registration Statement remains in effect, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Seller to consummate the disposition in such jurisdictions of the Registrable Stock owned by such Seller covered by such Registration Statement (provided, however, that KCS will not be required to (i) in the case of a registration pursuant to Section 3, register or qualify such Seller's Registrable Stock in any jurisdiction where shares to be sold by KCS or any other Person initiating such registration are not to be registered or qualified, (ii) qualify generally to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (iii) subject itself to taxation in any jurisdiction or (iv) consent to general service of process in any jurisdiction);

     (E) Notify each Seller, at any time when a Prospectus relating to the Registrable Stock of such Seller covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Seller, promptly prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Registrable Stock covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances then existing;

     (F) Cause all Registrable Stock covered by such Registration Statement to be listed on the principal securities exchange on which Securities of the same class are then listed;

     (G) Make available for inspection by any Seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by Sellers holding at least a majority of the Registrable Stock included in such registration pursuant to the provisions of this Registration Rights Agreement such financial and other records, pertinent corporate documents and properties of KCS as may be reasonably requested by such party in connection with such registration statement solely for the purpose of effecting sales of Registrable Stock included in such registration; and

     (H) In connection with any underwritten offering pursuant to Section 2, KCS shall (i) enter into an underwriting agreement in customary form with the underwriters participating in the offering; and (ii) provide reasonable cooperation to the underwriters and the Holders in marketing the Registrable Stock; provided, that not more than one KCS officer (the chief financial officer or other appropriate officer) shall be required to participate in any "road show" or similar presentation in connection with such offering and any such participation shall be subject to such officer's availability, shall be at the Holders' expense and shall be limited to offerings with an aggregate offering price of at least $100 million.

     In connection with any registration hereunder, each Seller shall furnish KCS such information regarding such Seller, the Registrable Stock and the intended plan of distribution thereof as KCS may from time to time reasonably request in writing and, if any Seller does not furnish such information prior to the filing of the Registration Statement, KCS may exclude the Registrable Stock of such Holder from such Registration Statement.

     Each Seller shall be deemed to have agreed by acquisition of the Registrable Stock that, upon receipt of any notice from KCS of the occurrence of any event of the kind described in Subsection (E) of this section 4, such Seller will forthwith discontinue its disposition of the Registrable Stock pursuant to the Registration Statement relating thereto until Seller's receipt of the copies of the supplemented or amended prospectus contemplated by Subsection (E) of this section 4 and, if so directed by KCS, will deliver to KCS (at KCS's expense) all copies, other than permanent file copies, then in Seller's possession of the Prospectus relating to the Registrable Stock current at the time of receipt of such notice.

     5. EXPENSES. With respect to the first four registrations effected pursuant to the provisions of Section 2 and registrations which include Registrable Stock pursuant to Section 3, KCS shall pay all Registration Expenses. With respect to any registrations effected pursuant to Section 2 beyond the first four registrations, the Holders whose shares of Registrable Stock are included in the applicable registration shall pay all Registration Expenses.

     6. INDEMNIFICATION.

     (A) In the event of a registration of any Registrable Stock pursuant to this Registration Rights Agreement, KCS shall indemnify and hold harmless each Seller, each underwriter (in the case of any underwritten offering) and each person, if any, who controls such seller or underwriter within the meaning of the Securities Act, and each officer, director, employee and advisor of each of the foregoing (each a "Seller Indemnitee"), against any expenses, losses, claims, damages or liabilities, joint or several, to which such Seller Indemnitee may become subject under the Securities Act, any state securities law or otherwise, including any of the foregoing incurred in settlement of any litigation, commenced or threatened, insofar as such expenses, losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such shares are registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, any summary prospectus used in connection with any securities being registered, or any amendment or supplement thereto; or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) any violation by KCS of the Securities Act or rules of the Commission thereunder or any blue sky laws or any rules promulgated thereunder, and shall reimburse each such Seller Indemnitee for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that KCS shall not be liable in any such case to the extent that any such expense, loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary prospectus or said prospectus or summary prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to KCS by or on behalf of the Seller or any underwriter specifically for use in the preparation thereof; and PROVIDED, FURTHER, that if any expenses, losses, claims, damages or liabilities arise out of or are based upon an untrue statement, alleged untrue statement, omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus, KCS shall not have any liability with respect thereto to any Seller Indemnitee if any Seller Indemnitee delivered a copy of the preliminary prospectus to the person alleging such expenses, losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

     (B) In the event of a registration of any Registrable Stock pursuant to this Registration Rights Agreement, each Holder shall, jointly and severally, indemnify and hold harmless KCS and each person, if any, who controls KCS within the meaning of the Securities Act, each officer of KCS who signs the registration statement, each director of KCS and each underwriter and each person who controls any underwriter within the meaning of the Securities Act (each a "Company Indemnitee"), against any and all such expenses, losses, claims, damages or liabilities referred to in Section 6(A) if the statement, alleged statement, omission or alleged omission in respect of which such expense, loss, claim, damage or liability is asserted was made in reliance upon and in conformity with information furnished in writing to KCS by or on behalf of a Holder of Registrable Stock specifically for use in connection with the preparation of such registration statement, preliminary prospectus, prospectus, summary prospectus, amendment or supplement.

     (C) Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article 6 or to the extent that it has not been prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select one separate counsel to assert such legal defenses (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, the indemnifying party shall not be liable to such indemnified party under this Article 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the indemnified party shall have employed one separate counsel (together with any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time, (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action or (iv) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

     7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Registrable Stock on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; PROVIDED, HOWEVER, that no Holder of Registrable Stock shall be required to make any representations or warranties or to provide information in the Registration Statement relating to such registration except, in either case, with respect to itself and its intended method of disposition of Registrable Stock.

     8. UNDERWRITING CUT-BACKS.

     (A) If

          (1) any Holder of Registrable Stock is entitled and wishes to register any Registrable Stock in a registration made pursuant to Section 2 hereof, and

          (2) the offering proposed to be made by the Holder or Holders for whom such registration is to be made is to be an underwritten public offering, and

          (3) KCS wishes to register Securities in such registration, and

          (4) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without otherwise materially and adversely affecting such offering, then the relative rights to participate in such offering of the Holders of Registrable Stock, the holders of other Securities having the right to include such Securities in such registration, and KCS shall be in the following order of priority:

          First: The Holders of Registrable Stock shall be entitled to participate in accordance with the number of shares of Registrable Stock which each such Holder shall request to be registered, such participation to be pro rata in accordance with the number of shares which each such Holder shall request be registered if, pursuant to clause 4 of this Subsection (A), the total amount of Securities to be included in the offering will be less than the number of shares of Registrable Stock that all of such Holders shall request be registered; and then

          Second: KCS shall be entitled to participate; and then

          Third: All holders of other Securities having the right to include such Securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them.

     (B) If

          (1) any Holder of Registrable Stock entitled to do so requests registration of Registrable Stock under Section 3 hereof, and

          (2) the offering proposed to be made is to be an underwritten public offering, and

          (3) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without materially and adversely affecting such offering, then the relative rights to participate in such offering of the Holders of Registrable Stock, the holders of other Securities having the right to include such Securities in such registration, and KCS shall be in the following order of priority:

          First: KCS or the persons requesting such registration (if other than KCS) shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them; and then

          Second: All other holders of Securities having the right to include such Securities in such registration (including the Holders of the Registrable Stock) shall be entitled to participate pro rata in accordance to the number of shares requested by such holders to be included in such registration.

     9. MARKET STANDOFF. Each Holder hereby agrees that, during the 10 days prior to, and during the period of duration (up to, but not exceeding, 90 days) specified by KCS and an underwriter of Common Stock or Securities of KCS convertible into Common Stock, following the effective date of a Registration Statement (or, to the extent applicable, a prospectus filed pursuant to Rule 424(b)) covering Common Stock or Securities of KCS convertible into Common Stock that are being offered solely for the account of KCS, the Holder shall not, to the extent requested by KCS and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, short sale), enter into any put equivalent position (as defined by Rule 16a-1), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Stock, or in any economic interest therein, held by the Holder at any time during such period except Registrable Stock covered by such registration statement; provided, that (i) no Holder shall be subject to such restriction to the extent that KCS or any of its officers or directors are not subject to any such restriction and (ii) if KCS, any of its officers or directors or any other person subject to any such restriction is released from any such restriction then such restriction shall expire with respect to all of the Registrable Stock held by the Holders. In order to enforce the foregoing covenant, KCS may impose stop-transfer instructions with respect to the Registrable Stock of each Holder until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 9.

     10. CONFIDENTIAL INFORMATION. Each Holder of Registrable Stock agrees that any information obtained pursuant to this Registration Rights Agreement which is, or would reasonably be perceived to be, proprietary to KCS or otherwise confidential will not be disclosed without the prior written consent of KCS, unless required to be included, and until such inclusion, in any Registration Statement being filed pursuant to this Registration Rights Agreement. Notwithstanding the foregoing, each Holder of Registrable Stock may disclose such information, on a need to know basis, to their employees, accountants or attorneys (so long as each such person to whom confidential information is disclosed agrees to keep such information confidential) or in compliance with a court order. Each Holder of Registrable Stock further acknowledges, understands and agrees that any confidential information will not be utilized (a) in connection with purchases and/or sales of KCS's securities except in compliance with applicable state and federal antifraud statutes or (b) for any other purpose.

     11. NOTICE OF PROPOSED TRANSFERS. The Holder of each certificate representing Registrable Stock by acceptance thereof agrees to comply in all respects with the provisions of this Section 11. Each certificate evidencing the Registrable Stock transferred as above provided shall bear the appropriate restrictive legend set forth in Section 8.8 of the Stockholders' Agreement, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Holder and counsel for KCS such legend is not required in order to establish compliance with any provision of the Securities Act.

     12. SUCCESSORS AND ASSIGNS. This Registration Rights Agreement shall inure to the benefit of and be binding upon the successors of any of the parties hereto; PROVIDED, HOWEVER, the rights and benefits of TMM, TMMH, MM and the Principal Stockholders with respect to their ability to cause the Registrable Stock to be covered by a registration statement pursuant to Section 2 and
Section 3 hereof may be assigned only to transferees who are Permitted Transferees; PROVIDED, HOWEVER that such assignee shall be entitled to such rights and benefits only upon becoming party to this Registration Rights Agreement as to any Registrable Stock held by such Permitted Transferee, with all the rights and obligations of its assignor under this Registration Rights Agreement, by delivering an executed joinder to the other parties to this Registration Rights Agreement in a form satisfactory to the parties thereto.

     13. SEVERABILITY. Whenever possible, each provision of this Registration Rights Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Registration Rights Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Registration Rights Agreement.

     14. DESCRIPTIVE HEADINGS. The descriptive headings of this Registration Rights Agreement are inserted for convenience only and do not constitute a part of this Registration Rights Agreement.

     15. NOTICES. All communications provided for hereunder shall be in writing and delivered by hand, by facsimile or by a recognized overnight delivery service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been received on the day of personal delivery thereof if by hand, upon transmission if sent by facsimile (with request of assurance of receipt in a manner customary for communication of such type) or on the next business day after deposit if sent by a recognized overnight delivery service:

     If to any Holders of Registrable Stock, addressed to such Holders at their addresses as shown on the books of KCS or its transfer agent;

     With a copy (which shall not constitute notice) to:

                  Milbank, Tweed, Hadley & McCloy LLP
                  601 South Figueroa Street, 30th Floor
                  Los Angeles, CA 90017
                  Attention:  Thomas Janson, Esq.

                  CT Corporation
                  1209 Orange Street
                  Wilmington, Delaware 19801

     If to KCS, to:

                  Kansas City Southern
                  P.O. Box 219335
                  427 West 12th Street
                  Kansas City, MO 64121-9335
                  Attention:  President
                  Fax:  (816) 816-983-1297

     with a copy (which shall not constitute notice ) to:

                  Sonnenschein Nath & Rosenthal
                  4520 Main Street, Suite 1100
                  Kansas City, Missouri 64111
                  Attention:  John Marvin,  Esq.
                  Fax: 816-531-7545

or, as to KCS, to such other persons or at such other addresses as shall be furnished by KCS by like notice to the other parties.

     16. TERMINATION. All rights under this Registration Rights Agreement shall terminate as to any Holder on the earliest to occur of (i) the date which is five (5) years after the date hereof and (ii) at such time as such Holder is free to sell all shares of Registrable Stock held by such Holder pursuant to Rule 144(k) under the Securities Act or a comparable exemption from registration that enables the Holder to sell all shares of Registrable Stock held by such Holder without registration under the Securities Act and without restriction as to the manner of sale. Notwithstanding the foregoing, the provisions of Section 6 hereof and the rights and obligations thereunder shall survive the termination of this Registration Rights Agreement.

     17. COUNTERPARTS. This Registration Rights Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

     18. ENTIRE AGREEMENT. This Registration Rights Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof. There are no promises, warranties or undertakings, other than those set forth herein, with respect to the registration rights granted by KCS with respect to the Registrable Stock. This Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof; provided that, in the event of any conflict between this Registration Rights Agreement and the Stockholders' Agreement or the Acquisition Agreement, the provisions of those other agreements shall control.

     19. AMENDMENTS, GOVERNING LAW, JURISDICTION AND VENUE. This Registration Rights Agreement may be amended, modified or supplemented only by a written instrument executed by KCS and Holders of not less than a majority of the then existing shares of Registrable Stock. Any term, covenant, agreement or condition in this Registration Rights Agreement may be waived (either generally or in particular instances and either retroactively or prospectively) by written instruments signed by KCS and Holders of not less than a majority of the existing shares of Registrable Stock. Any such waiver shall be limited to its express terms and shall not be termed a waiver of any other term, covenant, agreement or condition. This Registration Rights Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in that state without giving any effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereto hereby agrees that any proceeding relating to this Registration Rights Agreement shall be brought in a state court of Delaware or a federal court located in Delaware. Each party hereto hereby consents to personal jurisdiction in any such action brought in any such Delaware state or federal court, consents to service of process by registered mail made upon such party and such party's agent and waives any objection to venue in any such Delaware state or federal court and any claim that any such Delaware state or federal court is an inconvenient forum.

     20. SERVICE OF PROCESS. Each of the parties hereto irrevocably appoints CT Corporation (the "Process Agent"), at 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801 (302-658-7581) as its agent and true and lawful attorney-in-fact in its name, place and stead to accept on behalf of each of the parties and their respective properties and revenues, service of copies of the summons and complaint and any other process which may be served in any such sit, action or proceeding brought in the State of Delaware, and each of the parties hereto agrees that failure of the Process Agent to give any notice of any such service of process to any of the parties hereto shall not impair or affect the validity of such service or the enforcement of any judgment based thereon.

     IN  WITNESS  WHEREOF,   each  of  the  parties  hereto  has  executed  this
Registration Rights Agreement as of the day and year first written above.


                                       KANSAS CITY SOUTHERN


                                       By:
                                       Name:
                                       Title:


                                       GRUPO TMM, S.A.

                                       By:
                                       Name:
                                       Title:

                                       By:
                                       Name:
                                       Title:


                                       TMM HOLDINGS, S.A. de C.V.

                                       By:
                                       Name:
                                       Title:

                                       By:
                                       Name:
                                       Title:


                                       TMM MULTIMODAL, S.A. de C.V.

                                       By:
                                       Name:
                                       Title:

                                       By:
                                       Name:
                                       Title:


                                       PRINCIPAL STOCKHOLDERS


                                       Jose F. Serrano Segovia



                                       Ramon Serrano Segovia



                                       Teresa Serrano Segovia


                                       SERVICIONS DIRECTIVOS SERVIA,
                                       S.A. DE C.V.


                                       By: ________________________________
                                       Name:
                                       Title:


                                       By: ________________________________
                                       Name:
                                       Title:


                                       PROMOTORA SERVIA, S.A. de C.V.


                                       By: ________________________________
                                       Name:
                                       Title:


                                       By: ________________________________
                                       Name:
                                       Title:

                                                                    APPENDIX F























                              CONSULTING AGREEMENT

                                     BETWEEN
                              KANSAS CITY SOUTHERN

                                       AND
                     ________________________, S.A. DE C.V.

                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ----

1.    Construction............................................................1

2.    Engagement..............................................................2

3.    Duties..................................................................3

4.    Term....................................................................3

5.    Fee.....................................................................3

6.    Consulting Firm Stock...................................................3

7.    Restrictions on Transfer of Consulting Firm Stock.......................7

8.    Termination.............................................................7

9.    Non-Disclosure..........................................................9

10.   Duties Upon Termination; Survival......................................10

11.   Continuation of Engagement Upon Change of Control......................10

12.   Compliance with Laws. .................................................13

13.   Indemnification........................................................14

14.   Notice.................................................................14

15.   Amendment..............................................................15

16.   Successors in Interest.................................................15

17.   Severability...........................................................16

18.   Governing Law; Dispute Resolution......................................16

19.   Entire Agreement.......................................................18

                              TABLE OF DEFINITIONS


"ACQUISITION" shall have the meaning set forth in the Recitals to this Agreement.

"ACQUISITION AGREEMENT" shall have the meaning set forth in the Recitals to this Agreement.

"ADDITIONAL TERM" shall have the meaning set forth in SECTION 4(B) of this Agreement.

"AFFILIATE" shall mean, with respect to a specified person, (i) any person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified person and (ii) any person that is an officer, director, trustee, member or general member of, or serves in a similar capacity with respect to, the specified person, or of which the specified person is an officer, director, trustee, member or general member, or with respect to which the specified person serves in a similar capacity. For purposes of this definition, the term "control" when used with respect to a person means (a) the beneficial ownership (as defined in Rule 13d-3 promulgated under the Securities and Exchange Act of 1934, as amended) of 10% or more of the voting interests in such person, or (b) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise.

"AGREEMENT" shall have the meaning set forth in the preamble of this Agreement.

"ANNUAL FEE" shall have the meaning set forth in SECTION 5 of this Agreement.

"ARBITRATION COSTS" shall have the meaning set forth in SECTION 18(E)(III) of this Agreement.

"ARBITRATION DEMAND" shall have the meaning set forth in SECTION 18(D) of this Agreement.

"ARBITRATORS" shall have the meaning set forth in SECTION 18(E) of this Agreement.

"BOARD" shall mean the Board of Directors of Company.

"BOARD'S VESTING DETERMINATION" shall have the meaning set forth in SECTION 6(E) of this Agreement.

"BUSINESS" shall have the meaning set forth in the Recitals to this Agreement.

"CHANGE OF CONTROL" shall have the meaning set forth in SECTION 11(C) of this Agreement.

"CODE" shall mean the Internal Revenue Code, as amended, and the regulations promulgated thereunder.

"COMPANY" shall have the meaning set forth in the preamble of this Agreement.

"COMPANY TRADE SECRET" shall have the meaning set forth in SECTION 9 of this Agreement.

"CONSULTING FIRM" shall have the meaning set forth in the preamble of this Agreement.

"CONSULTING FIRM STOCK" shall have the meaning set forth in SECTION 6(A) of this Agreement.

"CONSULTING SERVICES" shall have the meaning set forth in SECTION 3(A) of this Agreement.

"CONTROL CHANGE DATE" shall have the meaning set forth in SECTION 11(A) of this Agreement.

"DISPUTES" shall have the meaning set forth in SECTION 18(A) of this Agreement.

"DISPUTE NOTICE" shall have the meaning set forth in SECTION 18(C) of this Agreement.

"DOLLARS" or "$" shall have the meaning set forth in SECTION 1(A)(IX) of this Agreement.

"EFFECTIVE  DATE"  shall  mean  the  date  of the  closing  of  the  Acquisition
Agreement.

"EXCHANGE ACT" shall have the meaning set forth in SECTION 11(C)(II) of this Agreement.

"FOR CAUSE" shall have the meaning set forth in SECTION 8(E) of this Agreement.

"GOOD REASON" shall have the meaning set forth in SECTION 11(E) of this Agreement.

"GTFM" shall mean Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States.

"INITIAL TERM" shall have the meaning set forth in SECTION 4(A) of this Agreement.

"IRS" shall mean Internal Revenue Service of the United States of America.

"LOSSES" shall have the meaning set forth in SECTION 13 of this Agreement.

"MM" shall mean TMM Multimodal S.A. de C.V., a sociedad anonima de capital variable organized under the laws of the United Mexican States.

"NOTICE OF RESIGNATION" shall have the meaning set forth in SECTION 11(E) of this Agreement.

"CHANGE OF  CONTROL  ENGAGEMENT  PERIOD"  shall  have the  meaning  set forth in
SECTION 11(A) of this Agreement.

"PARTY" or "PARTIES" shall have the meaning set forth in the preamble of this Agreement.

"PLAN" shall have the meaning set forth in SECTION 6(A) of this Agreement.

"PROCESS AGENT" shall have the meaning set forth in SECTION 18(G) of this Agreement.

"RECORDS" shall have the meaning set forth in SECTION 12(E) of this Agreement.

"RESIGNATION" shall have the meaning set forth in SECTION 11(E) of this Agreement.

"JSS" shall have the meaning set forth in the Recitals to this Agreement.

"SPECIAL SEVERANCE PAYMENT" shall have the meaning set forth in SECTION 11(D) of this Agreement.

"TERM" shall have the meaning set forth in SECTION 4(B) of this Agreement.

"TERMINATION" shall have the meaning set forth in SECTION 11(D) of this Agreement.

"TFM" shall mean TFM, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States.

"TMM" shall mean Grupo TMM S.A., a SOCIEDAD ANONIMA organized under the laws of the United Mexican States.

"TMMH" shall mean TMM Holdings S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States and a subsidiary of GTMM.

"TRANSFER" shall have the meaning set forth in SECTION 7 of this Agreement.

"UNVESTED SHARES" shall have the meaning set forth in SECTION 6(J) of this Agreement.

"U.S. LAWS"" shall have the meaning set forth in SECTION 12(B) of this Agreement.

"VAT CERTIFICATE" shall mean the Certificate of Devolution of Taxes (Certificado de Devolucion de Impuestos) issued by the Treasury of the Mexican Federation (Tesoreria de la Federacion) in the term of Article 22 of the Tax Code of the Mexican Federation (Codigo Fiscal de la Federacion).

"VESTED SHARES" shall have the meaning set forth in SECTION 6(D) of this Agreement.

"VESTING CONDITIONS" shall have the meaning set forth in SECTION 6(E) of this Agreement.

"VESTING SCHEDULE" shall have the meaning set forth in SECTION 6(C) of this Agreement.

                              CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT (the "AGREEMENT"), made and entered into as of this day of __________, 2003, by and between Kansas City Southern, a Delaware corporation ("COMPANY"), and [_______________ , S.A. DE C.V.], a [___________]
organized under the laws of Mexico ("CONSULTING FIRM") (individually, a "PARTY"; collectively, the "PARTIES"). Unless otherwise specified herein, all capitalized terms used and not defined in this Agreement shall have the meanings ascribed to them in the Acquisition Agreement.

                                    RECITALS

     WHEREAS, Company, along with its Affiliates, owns and operates a North American rail network which connects key commercial and industrial markets in the central United States of America with major industrial cities in the United Mexican States (the "BUSINESS");

     WHEREAS, Company, TMM, MM, TMMH and others have entered into an agreement (the "ACQUISITION AGREEMENT"), pursuant to which, among other things, all of the shares of stock of GTFM owned by MM are to be transferred to a subsidiary of Company, which subsidiary subsequently is to be merged into Company (the "ACQUISITION"), resulting in an increase in the Company's interest in and need for support of the operations of the Business in Mexico;

     WHEREAS, Jose F. Serrano Segovia ("JSS"), as Chairman of the Board of Directors of GTFM, has developed unique know-how and expertise regarding the Business, including its customers and suppliers;

     WHEREAS, JSS has established Consulting Firm to provide consulting services regarding the Mexican portion of the Business, including its customers and suppliers, regulatory matters and regarding the Mexican railroad industry in general;

     WHEREAS, as a condition to its willingness to enter into the Acquisition Agreement, Company desires that Consulting Firm agree to provide to the Company consulting services regarding the Mexican portion of the Business, including its customers and suppliers, regulatory matters and regarding the Mexican railroad industry in general, and Consulting Firm is willing to make its services available to Company, all on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, it is agreed by and between Company and Consulting Firm as follows:

     1. Construction.

     (a) References.

          (i) The Recitals to this Agreement shall be incorporated by reference into, and deemed part of, this Agreement and all references to this Agreement shall include the Recitals.

          (ii) References to any law, legislative act, rule or regulation shall mean references to such law, legislative act, rule or regulation in changed or supplemented form or to a newly adopted law, legislative act, rule or regulation replacing a previous law, legislative act, rule or regulation.

          (iii)References to a number of days shall mean calendar days, unless expressly indicated otherwise.

          (iv) References to an Exhibit, Schedule, Section or Article shall be to such Exhibit, Schedule, Section or Article of this Agreement, unless otherwise provided herein.

          (v) References to the word "including" or the phrase "E.G." shall mean "including, without limitation."

          (vi) The word "PERSON" includes, where appropriate, firms, associations, companies, partnerships, trusts, corporations and other legal entities, including public bodies, as well as natural persons.

          (vii)Words importing the singular import the plural, and vice versa, and words importing one gender import the other gender.

          (viii) The word "SHALL" when used in this Agreement or any Schedules hereto is a word of mandate, construed as "MUST."

          (ix) References to "DOLLARS" and "$" in this Agreement shall mean Dollars of the United States of America.

     (b) HEADINGS. The Article, Section, Schedule and Exhibit headings of, and the Table of Contents to, this Agreement are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

     (c) DEFINITIONS. Defined terms used in this Agreement shall have the meanings specified in the Table of Definitions set forth immediately prior to the preamble.

     2. Engagement.

     (a) Company hereby agrees to engage Consulting Firm during the Term to provide the Consulting Services (as defined below), and Consulting Firm hereby accepts such engagement and agrees to perform the Consulting Services, upon the terms and conditions of this Agreement. Consulting Firm represents and warrants that it has full authority to enter into this Agreement and that it is not restricted in any manner whatsoever from performing services hereunder.

     (b) The relationship hereby created between Company and Consulting Firm shall be that of an independent contractor and shall not be considered as creating the relationship of employer-employee/laborer, partnership, principal-agent, joint venture or association of any other kind. Consulting Firm acknowledges that there does not exist between one or more of Consulting Firm, JSS or any employee or representative of Consulting Firm, on the one side, and one or more of Company or its Affiliates, on the other side, the relationship of employer-employee/laborer, partnership, principal-agent, joint venture or association of any other kind.

     (c) Notwithstanding any other provision of this Agreement, Company agrees that it will not during the Term or thereafter:

          (i) take any action that would subject Consulting Firm or JSS to federal income taxation in the United States of any payments or benefits received by Consultant under this Agreement;

          (ii) take any tax position inconsistent with Consulting Firm or JSS being an independent contractor or not being subject to federal income taxation in the United States in connection with his performance under this Agreement (unless and until there is a final non-appealable judgment of a court of competent jurisdiction that requires the Company to do otherwise); or

          (iii)require Consultant to perform any Consulting Services that Consulting Firm's counsel advises Company would reasonably be expected to subject Consulting Firm or JSS to taxation in the United States.

     3. DUTIES.

     (a) PROVISION OF CONSULTING SERVICES. Consulting Firm shall provide consulting services to the Board and the Chief Executive Officer of the Company related to (i) the Mexican portion of the Business, including consulting services relating to maintenance, fostering and promotion of the business relationships of Company and/or its Affiliates with management, customers, suppliers, prospective customers, prospective suppliers of Company and/or its Affiliates, (ii) the maintenance, fostering and promotion of the business relationships of Company and/or its Affiliates with high-ranking officials of those branches of the Mexican government that have an impact on the Mexican railroad industry or the Business; (iii) the management of operations in the Business and (iv) the marketing and sale of services by Company and/or its Affiliates (the "CONSULTING SERVICES"). Consulting Firm shall faithfully perform its duties under this Agreement to the best of its ability, utilizing all of its skills and experience, and shall devote all business time necessary for the performance of the Consulting Services hereunder. Company acknowledges that the Consulting Firm will render the Consulting Services in Mexico and in no event in the U.S.

     (b) PARTICIPATION OF JSS. Consulting Firm represents and warrants that (i) JSS is the president of Consultant, (ii) JSS personally is actively engaged in the day to day management, business and operation of Consultant and (iii) JSS personally is actively engaged in the provision of Consulting Services to Company. Company acknowledges that JSS is employed full-time as the Chief Executive Officer of another corporation and may during the Term have other or additional business activities or interests, including managing other enterprises and managing his and his family's investments and business activities. Nothing herein shall be interpreted to require that JSS devote his full time and full attention to providing the Consulting Services.

     4. TERM.

     (a) The initial term of this Agreement shall be for a period of three (3) years, commencing on the first business day following the Effective Date and terminating on the third anniversary thereof, unless terminated earlier in accordance with SECTION 8 (the "INITIAL TERM").

     (b) Company shall have the right, at its sole discretion, to extend the Initial Term by one (1) year (the "ADDITIONAL TERM") by providing to Consulting Firm no later than 90 days prior to the end of the Initial Term written notice of its decision to extend the Initial Term. If Company so elects to extend the Initial Term, the Additional Term shall commence on the third anniversary of the Effective Date and shall terminate on the fourth anniversary of the Effective Date, unless terminated earlier in accordance with SECTION 8 (the Initial Term, together with the Additional Term, if any, the "TERM"). In the event that Company elects to extend the Term for the Additional Term, it will issue to Consulting Firm, on the first day of the Additional Term, an additional 525,000 shares of restricted common stock of Company (the "Extension Stock"). All of the shares of Extension Stock shall be issued under the Plan and shall vest immediately upon issuance.

     5. FEE.

     Company shall pay Consulting Firm during the Term as consideration for providing the Consulting Services an annual fee of $600,000 (the "ANNUAL FEE"), which Annual Fee shall be paid in arrears in 12 equal monthly installments.

     6. Consulting Firm Stock.

     (a) Company hereby grants to Consulting Firm 2,100,000 shares of restricted common stock of Company (the "CONSULTING FIRM STOCK") as consideration for Consulting Firm's continuing Consulting Services to Company, subject to the terms of this Agreement and the terms of the 1991 Amended and Restated Stock Option and Performance Award Plan of Company (as amended and restated effective as of February 27, 2001) (the "PLAN"); provided, however, that, in the event that any provisions of the Plan contradict or are in conflict with any provisions of this Agreement, the provisions of this Agreement shall control for all purposes unless prohibited by the Plan. (In the event any shares of Consulting Firm Stock cannot be issued pursuant to the terms of the Plan, such shares shall be issued out of treasury shares outside of the Plan.) A copy of the Plan is attached hereto as EXHIBIT A.

     (b) As an inducement to Company to issue the Consulting Firm Stock to Consulting Firm, and as a condition to such issuance, Consulting Firm acknowledges and agrees that neither the issuance of Consulting Firm Stock (and Extension Stock, if any) to Consulting Firm nor any provision contained herein shall entitle Consulting Firm to continue to be engaged by Company or its Affiliates or affect the right of Company to terminate Consulting Firm's engagement pursuant to SECTION 8. Consulting Firm further acknowledges and agrees that the issuance of Consulting Firm Stock (and Extension Stock, if any) to Consulting Firm has not been registered under the Securities Act of 1933, nor any securities laws in Mexico or any of the states of the United States of America and that no shares of Consulting Firm Stock (and Extension Stock, if any) may be offered or sold in the absence of such registration or an exemption therefrom. Such Consultant Stock (and Extension Stock, if any) shall constitute "Registrable Stock" as defined in the Registration Rights Agreement, dated the date hereof, between Company, JSS and the other parties named therein.

     (c) Within ten (10) days after TFM enters into a renegotiated or extended labor agreement (the "Labor Agreement") with the El Sindicato de Trabajadores Ferrocarrileros de la Republica Mexicana (Mexican Railway Workers Union) (the "Union"), 525,000 shares shall beome vested; provided, that if the Labor Agreement is entered into prior to the Effective Date, such shares shall vest on the first business day after the Effective Date. In the event that Consulting Firm (or prior to the Effective Date, TFM) presents a renegotiated or extended Labor Agreement to KCS which the Union is prepared to enter into, and KCS fails to approve the Labor Agreement within thirty (30) days after it is submitted to KCS for approval, then, notwithstanding the failure to approve such Labor Agreement, the 525,000 shares shall vest on the later of (i) such 30th day and
(ii) the first business day after the Effective Date. Consulting Firm shall have the right to manage all of the negotiations and discussions regarding the Union Agreement. Except as otherwise set forth in SECTION 6(E), SECTION 6(F), SECTION 6(G), SECTION 6(H) and SECTION 8 below, 750,000 shares of the Consulting Firm Stock shall become vested in accordance with the schedule set forth in this
SECTION 6(C) (the "VESTING SCHEDULE").


                                                      Number of Shares of
                   DATE                             CONSULTING FIRM STOCK
                   ----                                 TO BE VESTED
                                                        ------------


   (i) 1st Anniversary of Effective Date                    250,000

   (ii) 2nd Anniversary of Effective Date                   250,000

   (iii) 3rd Anniversary of Effective Date                  250,000

     (d) The issuance and delivery by Company to Consulting Firm of certificates representing Consulting Firm Stock shall take place, with respect to any Consulting Firm Stock that previously has become vested (the "VESTED SHARES"), promptly upon the vesting of such Vested Shares. In the event of termination of this Agreement, other than (i) after a Change of Control or (ii) as set forth in
SECTION 8(B), 8(D) AND 8(F), all shares of Consulting Firm Stock which previously have not become vested shall be forfeited and shall not become vested at any time after the termination of this Agreement.

     (e) Notwithstanding the Vesting Schedule, no shares of Consulting Firm Stock, other than the shares of Consulting Firm Stock which became vested as a result of the execution of the Union Agreement, shall vest pursuant to SECTION 6(C)(I), SECTION 6(C)(II) and SECTION 6(C)(III) if the Independent Directors of the Board, prior to each vesting date set forth in the Vesting Schedule, shall have reasonably determined in good faith (the "BOARD'S VESTING DETERMINATION") that during the one year period subject to review (i) Consulting Firm has failed to comply in one or more material respects with the terms of this Agreement or
(ii) Consulting Firm has failed to act in good faith to support the strategic direction and initiatives of the Board, which failure was not remedied promptly after notice from the Board setting forth in reasonable detail the actions which the Board believes constitute such failure (collectively, the "VESTING CONDITIONS"). During the Term, the Independent Directors of the Board shall be required, prior to each vesting date set forth in the Vesting Schedule, to make the Board's Vesting Determination and, in the event that the Vesting Determination of the Independent Directors of the Board is that Consulting Firm has not satisfied, during the one year period subject to review, the Vesting Conditions, the Company shall provide written notice to Consulting Firm specifically identifying the manner in which the Independent Directors of the Board believe that Consulting Firm has failed to satisfy one or more of the Vesting Conditions during such one year period. In the event that the Vesting Determination of the Independent Directors of the Board is that Consulting Firm has not satisfied, during any given one year period subject to review, one or more of the Vesting Conditions, all shares of Consulting Firm Stock which would have become vested at the end of such one year period pursuant to SECTION 6(C) shall be forfeited. For purposes of this Agreement, the determination of a majority of the Independent Directors of the Board shall be deemed the determination of the Independent Directors of the Board.

     (f) Notwithstanding the Vesting Schedule, shares of Consulting Firm Stock shall vest on the first anniversary of the Effective Date pursuant to SECTION 6(C)(I) only if a Final Resolution of the VAT Claim (as defined in the Acquisition Agreement) has been obtained AND TFM HAS RECEIVED THE VAT CERTIFICATE on or before the first anniversary of the Effective Date. Notwithstanding the Vesting Schedule, in the event that (a) the Final Resolution of the VAT Claim is obtained after the first anniversary of the Effective Date but on or before the expiration of the Term and (b) TFM or its designee receives the VAT Certificate on or before the expiration of the Term, the shares of Consulting Firm Stock which were to become vested on the first anniversary of the Effective Date pursuant to SECTION 6(C)(I) shall instead vest on the date of the receipt by TFM or its designee of the Final Resolution of the VAT Claim. In the event that the Final Resolution of the VAT Claim is not obtained on or before the expiration of the Term, no shares of Consulting Firm Stock shall become vested after the Effective Date.

     (g) Notwithstanding the Vesting Schedule, shares of Consulting Firm Stock shall vest on the second anniversary of the Effective Date pursuant to SECTION 6(C)(II) only if TFM or its designee receives the VAT Payment described in
Section 7.13 of the Acquisition Agreement before the second anniversary of the Effective Date. Notwithstanding the Vesting Schedule, in the event that TFM or its designee receives the VAT Payment described in Section 7.13 of the Acquisition Agreement after the second anniversary of the Effective Date but on or before the expiration of the Term, then the shares of Consulting Firm Stock which would become vested on the second anniversary of the Effective Date shall vest on the date of the receipt by TFM or its designee of the VAT Payment described in Section 7.13 of the Acquisition Agreement. In the event that the VAT Payment described in Section 7.13 of the Acquisition Agreement is not made on or before the expiration of the Term, no shares of Consulting Firm Stock shall become vested after the first anniversary of the Effective Date.

     (h) Notwithstanding the Vesting Schedule, shares of Consulting Firm Stock shall vest on the third anniversary of the Effective Date pursuant to SECTION 6(C)(III) only if TFM or its designee receives the VAT Payment described in
Section 7.13 of the Acquisition Agreement on or before the third anniversary of the Effective Date). In the event that TFM or its designee fails to receive the VAT Payment described in Section 7.13 of the Acquisition Agreement on or before the expiration of the Term, no shares of Consulting Firm Stock shall become vested after the second anniversary of the Effective Date.

     (i) In addition, in the event that the Company or any Subsidiary receives the VAT Certificate at any time prior to the expiration of the Term, 125,000 shares of the Consulting Firm Stock shall become Vested Shares, in addition to any shares that become Vested Shares pursuant to Section 6(c) through (h) of this Agreement. In addition, in the event that the Company or any Subsdiary receives the VAT Payment described in Section 7.13 of the Acquistion Agreement at any time prior to the expiration of the Term, 700,000 shares of the Consulting Firm Stock shall become Vested Shares, in addition to any shares that become Vested Shares pursuant to Section 6(c) through (h) of this Agreement. Any such shares of Consulting Firm Stock that do not vest prior to the end of the Term shall not become vested except as provided in Sections 8(b), 8(d)(ii), 8(f) and 11. The provisions of this Agreement regarding the forfeiture of Unvested Shares in certain circumstances shall apply eqally to the 825,000 shares of Consulting Firm Stock referred to in this Section 6(i), notwithstanding that such 825,000 shares are not subject to the Vesting Schedule.

     (j) Notwithstanding the Vesting Schedule, in the event that a Change of Control occurs during the Term prior to the termination of this Agreement, all shares of Consulting Firm Stock which have not yet become vested pursuant to
Section 6(c) and Section 6(f) through 6(i) ("UNVESTED SHARES") shall become vested (i) if the conditions set forth in Sections 6(c) through 6(i) have been satisfied prior to the time of the Change of Control, at the time of the Change of Control; and (ii) if the conditions set forth in Section 6(c) and Sections 6(f) through 6(j) have not been satisfied at the time of the Change of Control, at the time such conditions are satisfied. In addition, notwithstanding the provisions of Section 6(e), after a Change of Control, the vesting of the shares shall not be subject to the Vesting Conditions. Shares of Consulting Firm Stock which have become vested are referred to herein as "VESTED SHARES." In the event of termination of this Agreement, all shares of Consulting Firm Stock which previously have not become vested shall not become vested any time after the termination of this Agreement. Shares which are not vested at the expiration of the Term are forfeited.

     7. RESTRICTIONS ON TRANSFER OF CONSULTING FIRM STOCK. Consulting Firm shall not sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) ("TRANSFER") any interest in any shares of Consulting Firm Stock, except in accordance with the terms of the Stockholders' Agreement.

     8. TERMINATION.

     (a) EXPIRATION. This Agreement shall terminate automatically upon the expiration of the Term.

     (b) DEATH OR DISABILITY OF JSS. This Agreement and Consulting Firm's engagement hereunder shall terminate automatically on the death or disability of JSS. For purposes of this Agreement, "DISABILITY" shall mean the inability, in the reasonable good faith judgment of the Board, of JSS personally to be actively engaged in the day to day management, business and operations of Consulting Firm or personally to be actively engaged in the provision of
Consulting Services to Company on account of physical or mental illness or incapacity which illness or incapacity continues uninterruptedly for a period of six (6) consecutive months or continues with interruptions for an aggregate
period  of  six  (6)  months  within  any  given  twelve  (12)  months   period.
Notwithstanding the Vesting Schedule, in the event that this Agreement is terminated as a result of JSS's death or disability, all Unvested Shares as of the effective date of such termination shall automatically become Vested Shares, provided that the VAT Certificate shall have been received by TFM or its designee.

     (c) DISSOLUTION OR BANKRUPTCY OF CONSULTING FIRM. This Agreement and Consulting Firm's engagement hereunder shall terminate automatically upon the commencement in any court of competent jurisdiction of a proceeding or case seeking (i) Consulting Firm's reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) appointment of a receiver, custodian, trustee, examiner, liquidator or the like of Consulting Firm or of all or any substantial part of its property or assets or (iii) similar relief in respect of Consulting Firm under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or upon an order for relief against Consulting Firm entered in an involuntary case under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts. Notwithstanding the Vesting Schedule, in the event that this Agreement is terminated in accordance with the preceding sentence, all Unvested Shares as of the effective date of such termination shall automatically be forfeited.

     (d) TERMINATION BY CONSULTING FIRM. Consulting Firm may terminate this Agreement and its engagement hereunder (i) at any time without reason by the giving of at least thirty (30) days' advance written notice to Company, and (ii) in the event of any material breach of this Agreement by Company immediately upon notice to the Company and Company's failure to cure the same within ten
(10) days of receipt of Consulting Firm's notice thereof. Notwithstanding the Vesting Schedule, in the event that this Agreement is terminated by Consulting Firm (x) pursuant to clause (i) of the preceding sentence, all Unvested Shares as of the effective date of such termination shall automatically be forfeited; and (y) pursuant to clause (ii) of the preceding sentence, all Unvested Shares shall vest immediately upon such termination.

     (e) TERMINATION BY COMPANY FOR CAUSE. Company may terminate this Agreement and Consulting Firm's engagement hereunder "FOR CAUSE" immediately upon notice to Consulting Firm. Notwithstanding the Vesting Schedule, in the event that this Agreement is terminated by Company for Cause, all Unvested Shares as of the effective date of such termination shall automatically be forfeited. For purposes of this Agreement (except for SECTION 11), before the occurrence of a Change of Control or, if the announced potential Change of Control actually occurs within one (1) year of the announcement, the announcement of a potential Change of Control, termination "FOR CAUSE" shall mean termination based upon any one or more of the following:

          (i) Any material breach of this Agreement by Consulting Firm which is not cured within ten (10) days after Consulting Firm receives from the Board written notice of the breach which identifies in reasonable detail the actions which are alleged to constitute a material breach of this Agreement;

          (ii) Material  dishonesty of Consulting Firm (including that of JSS or
               one  or  more  of  Consulting  Firm's   directors,   officers  or
               employees) involving Company or any Subsidiary of Company;

          (iii)Gross negligence or willful misconduct in the performance of Consulting Firm's duties as determined in good faith by the Independent Directors which continues after written notice to the Consulting Firm from the Board which identifies in reasonable detail the manner in which the Independent Directors believes that the Consulting Firm's conduct constitutes gross negligence or willful misconduct;

          (iv) Willful failure by Consulting Firm to provide reasonable Consulting Services as required from time to time by the Board, which continues after written notice to the Consulting Firm from the Board which identifies in reasonable detail the manner in which the Board believes that the Consulting Firm has not provided such Services (other than any failure due to JSS incapacity due to physical or mental illness);

          (v) The indictment for, conviction of, or plea of NOLO CONTENDRE to, a felony involving moral terpitude by Consulting Firm (including one or more of Consulting Firm's directors or officers);

          (vi) Embezzlement  or  misappropriation  by Consulting Firm (including
               one  or  more  of  Consulting  Firm's   directors,   officers  or
               employees) involving the Company or its Subsidiaries;

          (vii)The failure of JSS to be actively engaged in the day-to-day management, business and operation of Consulting Firm or the provision of the Consulting Services to Company (other than as a result of death or disability); or

          (viii) The commencement of a lawsuit by one or more of Consulting Firm or JSS, on the one side, against one or more of Company or any of its Affiliates, on the other side, claiming, in violation of
               SECTION 2(B), that there exists a relationship other than an independent contractor relationship between JSS, on the one side, and one or more of Company or its Affiliates, on the other side, including an employer-employee/laborer relationship, a partnership relationship, a principal-agent relationship, a joint venture relationship or an association of any other kind (a "Labor Lawsuit").

     (f) TERMINATION BY COMPANY OTHER THAN FOR CAUSE.

          (i) Company may terminate this Agreement and Consulting Firm's engagement hereunder other than for Cause at any time by written notice to Consulting Firm. In the event of any such termination other than for Cause by Company before a Change of Control, then
               (i) Company shall pay the amount specified in SECTION 8(F)(II) below, and (ii) notwithstanding the Vesting Schedule, all Unvested Shares as of the effective date of such termination shall automatically become Vested Shares.

          (ii) Unless the provisions of SECTION 11 are applicable, if Consulting Firm's engagement is terminated under SECTION 8(F)(I) above, Company shall pay to Consulting Firm, a lump sum amount equal to all remaining amounts due in respect of Annual Fees through the remainder of the Term.

     9. NON-DISCLOSURE. During the Term and at all times after any termination of this Agreement, Consulting Firm, its employees (including JSS), officers, directors, Affiliates and agents shall not, either directly or indirectly, use or disclose any Company trade secret, except to the extent necessary for Consulting Firm to perform its duties hereunder. For purposes of this Agreement, the term "COMPANY TRADE SECRET" shall mean any information regarding the business or activities of Company or any subsidiary or Affiliate, including any formula, pattern, compilation, program, device, method, technique, process, customer list, technical information or other confidential or proprietary information, that (a) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and (b) is the subject of efforts of Company or its subsidiary or Affiliate that are reasonable under the circumstances to maintain its secrecy. Notwithstanding the foregoing, Consulting Firm shall be entitled to make such disclosures as are required by applicable law or by the requirements of any governmental or judicial agency or body. In the event of any breach of this
SECTION 9 by Consulting Firm, Company shall be entitled to terminate any and all remaining severance benefits under SECTION 8(F)(II) and shall be entitled to pursue such other legal and equitable remedies as may be available.

     10. DUTIES UPON TERMINATION; SURVIVAL.

     (a) DUTIES. Upon Termination of this Agreement by Company or Consulting Firm for any or no reason whatsoever, Consulting Firm shall immediately return to Company all Company trade secrets which exist in tangible form.

     (b) SURVIVAL. The provisions of SECTIONS 10, 11, 12, 13 and 18 shall survive any termination of this Agreement by Company or Consulting Firm, and the provisions of SECTION 8(F)(II) shall survive any termination of this Agreement by Company under SECTION 8(F)(I).

     11. CONTINUATION OF ENGAGEMENT UPON CHANGE OF CONTROL.

     (a) CONTINUATION OF ENGAGEMENT. Subject to the terms and conditions of this
SECTION 11, in the event of a Change of Control (as defined in SECTION 11(C)) at any time during the Term, Consulting Firm agrees to continue its engagement with Company for a period equal to the longer of (i) one year from the date of such Change of Control (the "CONTROL CHANGE DATE") or (ii) the remainder of the Term (the "CHANGE OF CONTROL ENGAGEMENT PERIOD") and Company agrees to continue to engage Consulting Firm during the Change of Control Engagement Period.

     (b) FEE. During the Change of Control Engagement Period, Company shall continue to pay to Consulting Firm, as consideration for continuing to provide the Consulting Services, the Annual Fee.

     (c) CHANGE OF CONTROL. For purposes of this Agreement, a "CHANGE OF CONTROL" shall be deemed to have occurred if:

          (i) for any reason at any time less than seventy-five percent (75%) of the members of the Board shall be individuals who fall into any of the following categories: (A) individuals who were members of the Board on the date of the Agreement; or (B) individuals whose election, or nomination for election by Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of the Board on the date of the Agreement; or
               (C) individuals whose election, or nomination for election, by Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (A) or (B) above; or

          (ii) any "PERSON" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (the "EXCHANGE ACT")) other than Company shall have become after the Effective Date, according to a public announcement or filing, the "BENEFICIAL OWNER" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Company representing thirty percent (30%) or more (calculated in accordance with Rule 13d-3) of the combined voting power of Company's then outstanding voting securities; or

          (iii)the  stockholders  of  Company  shall  have  approved  a  merger, consolidation or dissolution of Company or a sale, lease, exchange or disposition of all or substantially all of Company's assets, if persons (as defined in the Exchange Act) who were the beneficial owners of the combined voting power of Company's voting securities immediately before any such merger, consolidation, dissolution, sale, lease, exchange or disposition do not immediately thereafter, beneficially own, directly or indirectly, in substantially the same proportions, more than 60% of the combined voting power of any corporation or other entity resulting from any such transaction.

     (d) TERMINATION AFTER CONTROL CHANGE DATE. Notwithstanding any other provision of this SECTION 11, at any time after the earlier of the Control Change Date or, if the announced potential Change of Control actually occurs within one (1) year of the announcement, the announcement of a potential Change of Control, Company may terminate the engagement of Consulting Firm (the "TERMINATION") by providing written notice thereof to Consulting Firm, which Termination shall be effective on the date that such written notice to Consulting Firm is provided, but unless such Termination is for Cause, for death or disability of JSS as defined in SECTION 8(B) or for bankruptcy or dissolution of Consulting Firm as defined in SECTION 8(C), within five (5) days of the Termination, (x) Company shall pay to Consulting Firm the accrued portion of the Annual Fee through the Termination, to the extent not previously paid, plus a lump sum amount (the "SPECIAL SEVERANCE PAYMENT") equal to the Annual Fee that would have been payable during the Change of Control Engagement Period and (y) notwithstanding the Vesting Schedule, all Unvested Shares at the date of such Termination shall immediately become Vested Shares. For purposes of this SECTION 11, from and after the occurrence of a Change of Control, termination "FOR CAUSE" shall mean termination based upon any one or more of the following:

          (i) Consulting Firm's conviction for committing an act of fraud, embezzlement, theft, or any other act constituting a felony involving moral turpitude or causing material damage or injury, financial or otherwise, to Company;

          (ii) A demonstrably willful and deliberate act or failure to act which is committed in bad faith, without reasonable belief that such action or inaction is in the best interest of Company, which causes material damage or injury, financial or otherwise, to Company (but only if such act or inaction is not remedied within fifteen (15) business days of Consulting Firm's receipt of written notice from the Company which describes the act or inaction in reasonable detail); or

          (iii)The consistent gross neglect of duties or consistent wanton negligence by Consulting Firm in the performance of Consulting Firm's duties (but only if such neglect or negligence is not remedied within ten (10) days after Consulting Firm receives from the Board written notice which describes such neglect or failure in reasonable detail).

     For purposes of this SECTION 11, Cause shall not mean:

          (1)  bad judgment or negligence;

          (2) any act or omission believed by Consulting Firm in good faith to have been in or not opposed to the interest of Company (without intent of the Consulting Firm to gain, directly or indirectly, a profit to which Consulting Firm was not legally entitled);

          (3) any act or omission with respect to which a determination could properly have been made by the Board that Consulting Firm met the applicable standard of conduct for indemnification or reimbursement under Company's by-laws, any applicable indemnification agreement, or applicable law, in each case in effect at the time of such act or omission; or

          (4) any act or omission with respect to which notice of termination of the Consulting Firm is given more than 12 months after the earliest date on which any member of the Board, not a party to the act or omission, knew or should have known of such act or omission.

     (e) RESIGNATION AFTER CONTROL CHANGE DATE. Upon a Change of Control, Consulting Firm may, upon good reason (as defined below), at any time during the Change of Control Engagement Period following the Change of Control, in its sole discretion, on not less than thirty (30) days' written notice (the "NOTICE OF RESIGNATION") to the Secretary of Company and effective at the end of such notice period, resign its engagement with Company (the "RESIGNATION"). Within five (5) days of such a Resignation, Company shall pay to Consulting Firm the accrued portion of the Annual Fee through the effective date of such Resignation, to the extent not theretofore paid, plus a lump sum amount equal to the Special Severance Payment (computed in accordance with SECTION 11(D), except that for purposes of such computation all references to "TERMINATION" shall be deemed to be references to "RESIGNATION"). For purposes of this SECTION 11, "GOOD REASON" means any of the following:

          (i) any failure of Company to comply with the material provisions of this SECTION 11;

          (ii) any other material breach of this Agreement by Company and Company's failure to cure the same within ten (10) days of receipt of Consulting Firm's notice thereof;

          (iii)any material adverse change to the terms and conditions of Consulting Firm's engagement;

          (iv) any material breach by Company of the terms of the Stockholder Agreement or the Registration Rights Agreement.

A passage of time prior to delivery of the Notice of Resignation or a failure by Consulting Firm to include in the Notice of Resignation any fact or circumstance which contributes to a showing of good reason shall not waive any right of Consulting Firm under this Agreement or preclude Consulting Firm from asserting such fact or circumstance in enforcing rights under this Agreement.

     (f) EXPENSES. If any dispute should arise under this Agreement after the Control Change Date involving an effort by Consulting Firm to protect, enforce or secure rights or benefits claimed by Consulting Firm hereunder, Company shall pay (promptly upon demand by Consulting Firm accompanied by reasonable evidence of incurrence) all reasonable expenses (including attorneys' fees) incurred by Consulting Firm in connection with such dispute, without regard to whether Consulting Firm prevails in such dispute except that Consulting Firm shall repay Company any amounts so received if a court having jurisdiction shall make a final, nonappealable determination that Consulting Firm acted frivolously or in bad faith by such dispute. To assure Consulting Firm that adequate funds will be made available to discharge Company's obligations set forth in the preceding sentence, prior to the occurrece of a Change of Control Company will establish a trust and upon the occurrence of a Change of Control shall promptly deliver to the trustee of such trust to hold in accordance with the terms and conditions thereof that sum which the Board shall have determined is reasonably sufficient for such purpose.

     (g) PREVAILING PROVISIONS. On and after the Control Change Date, the provisions of this SECTION 11 shall control and take precedence over any provisions of this Agreement which are in conflict with or address the same or a similar subject matter as the provisions of this SECTION 11.

     12. Compliance with Laws.

     (a) In performing its obligations hereunder, and with regard to any funds, assets, or records relating thereto, Consulting Firm shall, and shall use its commercially reasonable efforts to cause each of its employees and agents to, comply in all material respects with all applicable laws and/or regulations which are applicable to Consulting Firm, the violation of which would reasonably be expected to adversely affect the Company.

     (b) Consulting Firm hereby acknowledges that it is the policy of Company to refrain from engaging in any act which may violate any federal, state, local or other laws of the United States of America, including the Foreign Corrupt Practices Act ("U.S. LAWS"), or any foreign laws, including foreign anti-bribery laws, which are applicable to Consulting Firm.

     (c) In performing its obligations under this Agreement, Consulting Firm shall not, and shall use its best efforts to cause each of its employees and agents not to, directly or indirectly pay, offer, give or promise to pay or give, or authorize the payment or gift of any, monies or other things of value, to (a) an official, employee or agent of any government, (b) an official, employee or agent of any agency or instrumentality of any government, (c) a candidate for political office in any country, (d) a political party or party official in any country to influence any acts or decision of such party, official, or (e) any other person, individual or entity at the suggestion, request or direction or for the benefit of any of the persons described in (a) through (d) above, in any such case in material violation of any laws and/or regulations applicable to Consulting Firm where it would reasonably be expected that such violation would constitute a violation by Company.

     (d) Consulting Firm agrees promptly and completely to respond to Company's reasonable requests for information necessary for Company to determine if any particular transaction can be conducted in compliance with U.S. Laws which are applicable to one or more of Consulting Firm, Company or any of Company's Affiliates. Consulting Firm shall, and shall use its best efforts to cause each of its employees and agents to, execute all certifications and provide all information as Company may reasonably request for Company to comply with such applicable laws, regulations and orders. Consulting Firm agrees promptly to report to Company all violations of this SECTION 12 that Consulting Firm becomes aware of.

     (e) Consulting Firm shall, and shall use commercially reasonable efforts to cause each of its employees and agents to, maintain and keep in a safe place, for a period of five (5) years from the date of their origination, books, records and accounts in any media which adequately reflect the recipient, nature and terms of every payment, expenditure or other disbursement made directly or indirectly in connection with the sale and/or resale by the Company of the services of Company or its employees (collectively, "RECORDS"), and, upon judicial or arbitral order, shall make such Records available at Company's premises for inspection. Consulting Firm shall certify in writing that such Records at the time of such judicial or arbitral order, accurately and completely reflect the recipient, nature and terms of such payments, expenditures or disbursements. Immediately upon judicial or arbitral order, Consulting Firm shall provide to the issuing court or arbitration tribunal such supplementary information and explanation as is requested by such courts or arbitration tribunals (whether requested of Consulting Firm or of Company or its Affiliates) to fully understand the material contained in the Records and trace the application and use of every payment, expenditure or other disbursement made in connection with the sale of the services of Company or its Affiliates.

     (f) Consulting Firm represents and warrants that, to the best knowledge of its president, except as disclosed to Company, none of the officers or Affiliates of Consulting Firm, and none of their respective spouses, children (including step-children), siblings, parents (including step-parents),
parents-in-law  (including   step-parents-in-law),   uncles  and  aunts,  is  an
employee, officer or representative of any government or agency or instrumentality of any government, or of a political party or is a candidate for political office. Consulting Firm agrees promptly to notify Company of any change in the status of the officers or Affiliates of Consulting Firm, or their respective family members specified above of which it becomes aware, which would make the representations or warranties set forth in this paragraph inaccurate.

     13. INDEMNIFICATION. Consulting Firm shall indemnify and hold Company and each of its Affiliates, and each of their respective officers, directors, employees, members, stockholders, agents and representatives, harmless from and against all losses, damages, liabilities, claims, demands, obligations, deficiencies, payments, judgments, settlements, costs and expenses of any nature whatsoever (including the costs and expenses of any and all investigations, actions, suits, proceedings, demands, assessments, judgments, orders, settlements and compromises relating thereto, and reasonable attorneys', accountants', experts' and other fees and expenses in connection therewith) ("LOSSES") resulting from, arising out of, or due to, directly or indirectly, the filing of a Labor Lawsuit by or on behalf of Consulting Firm or JSS. The indemnification set forth in the preceding sentence shall be in addition to any other remedy to which Company may be entitled to by law or equity. All indemnification payments of Consulting Firm hereunder shall be in Dollars. . The indemnification obligations of Consulting Firm set forth in this paragraph shall survive the termination or expiration of this Agreement. In addition to any other remedy, Company shall be entitled, but shall not be obligated, to offset all Losses against any obligations of Company to Consulting Firm, now or hereafter existing, including, payments of the Annual Fee and issuance and delivery of Vested Shares.

     14. NOTICE. Notices and all other communications to either Party pursuant to this Agreement shall be in writing and shall be deemed to have been given when personally delivered, sent via express courier such as UPS or DHL (as high priority) or delivered by facsimile (but only to the extent that a copy of such facsimile is sent via express courier such as UPS or DHL (as high priority) promptly thereafter), addressed as follows, or to such other address as a Party shall designate by notice to the other Party:

         (i) in the case of Company, to:

         NAFTA Rail, Inc.
         427 West 12th Street
         Kansas City, Missouri 64105
         Attention: Corporate Secretary

         WITH A COPY (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

         SONNENSCHEIN NATH & ROSENTHAL
         4520 MAIN STREET, SUITE 1100
         KANSAS CITY, MO 64111
         ATTENTION:  JOHN F. MARVIN

         (ii) in the case of Consulting Firm,

         [------------------------------]
         [------------------------------]
         [------------------------------]
         [------------------------------]
         Attention: Jose F. Serrano Sergovia

         with a copy (which shall not constitute notice) to:

         Milbank, Tweed, Hadley & McCloy LLP
         601 South Figueroa Street
         Suite 3000
         Los Angeles, California  90017
         Attention: Thomas C. Janson

     15. AMENDMENT. No provision of this Agreement may be amended, modified, waived or discharged unless such amendment, waiver, modification or discharge is agreed to in writing, signed by Consulting Firm, the Chairman of the Executive Committee of the Board and a duly authorized member of the Board. No waiver by either Party at any time of any breach by the other Party of, or compliance with, any condition or provision of this Agreement to be performed by such other Party shall be deemed a waiver of similar or dissimilar provisions or conditions at the time or at any prior or subsequent time.

     16. SUCCESSORS IN INTEREST. The rights and obligations of Company under this Agreement shall inure to the benefit of and be binding in each and every respect upon the direct and indirect successors and assigns of Company, regardless of the manner in which such successors or assigns shall succeed to the interest of Company hereunder, and this Agreement shall not be terminated by the voluntary or involuntary dissolution of Company or by any merger or consolidation or acquisition involving Company, or upon any transfer of all or substantially all of Company's assets, or terminated otherwise than in accordance with its terms. In the event of any such merger or consolidation or transfer of assets, the provisions of this Agreement shall be binding upon and shall inure to the benefit of the surviving corporation or the corporation or other person to which such assets shall be transferred. Neither this Agreement nor any of the payments or benefits hereunder may be pledged, assigned or transferred by Consulting Firm either in whole or in part in any manner, without the prior written consent of Company.

     17. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

     18. GOVERNING LAW; DISPUTE RESOLUTION.

     (a) Resolution of any and all disputes between the Parties arising from or in connection with this Agreement or any transactions contemplated by this Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, ("DISPUTES") including Disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this SECTION 18; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

     (b) THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES AND THE ADJUDICATION AND ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE, UNITED STATES OF AMERICA AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO APPLICABLE CHOICE OF LAW PROVISIONS THEREOF.

     (c) As to any Dispute which is not resolved in the ordinary course of business, the Parties shall first attempt in good faith to promptly resolve any Dispute by negotiations between executives. Either of the Parties may initiate this procedure by delivery of written notice of the Dispute (the "DISPUTE NOTICE") to the other. Not later than 20 days after delivery of the Dispute Notice, one executive of one of the Parties with authority to settle the Dispute shall meet with the one executive of the other Party with authority to settle the Dispute at a reasonably acceptable time and place, and thereafter as such executives shall deem reasonably necessary. The executives shall exchange relevant information and endeavor to resolve the Dispute. Prior to any such meeting, each Party's executive shall advise the other as to any individuals who will attend such meeting with the executive. All negotiations pursuant to this
SECTION 18(C) shall be confidential and shall be treated as compromise negotiations for purposes of Rule 408 of the Federal Rules of Evidence and similarly under other local or foreign rules of evidence.

     (d) Each Party hereby agrees to submit all Disputes not resolved pursuant to SECTION 18(C) to final and binding arbitration in New York, New York, United States of America. Either Party may initiate such arbitration by delivery of a demand therefor (the "ARBITRATION DEMAND") to the other Party not sooner than 60 days after the date of delivery of the Dispute Notice but promptly thereafter; provided, that if a Party rejects participation in the procedures provided under
SECTION 18(C), the other Party may initiate arbitration at such earlier time as such rejection shall become reasonably apparent, and, whenever arbitration is initiated, may seek recovery of any damages or expenses arising from such rejection, including attorney's fees and expenses, Arbitration Costs (as defined below) in connection with arbitration hereunder.

     (e) Three Arbitrators shall be appointed (the "ARBITRATORS"), one of whom shall be appointed by Company, one by Consulting Firm, and the third of whom, who shall act as the chairman of the arbitral tribunal, shall be appointed by the first two Arbitrators within 10 business days of the first two Arbitrators confirmation by the American Arbitration Association. Each Party agrees that Sellers shall be considered jointly as one side for the purposes of constitution of the arbitration tribunal hereunder. If either Party fails to appoint an Arbitrator within 10 business days of a request in writing by the other Party to do so or if the first two Arbitrators cannot agree on the appointment of the third Arbitrator within 10 business days of their confirmation by the American Arbitration Association, then such Arbitrator shall be appointed by the American Arbitration Association in accordance with its Commercial Arbitration Rules. As soon as the arbitration tribunal has been convened, a hearing date shall be set within 15 days thereafter; provided, that the Arbitrators may extend the date of the hearing upon request of any Party to the extent necessary to insure that such Party is given a reasonable period of time to prepare for the hearing. Written submittals in the English language shall be presented and exchanged by both Parties five business days before the hearing date. At such time the Parties shall also exchange copies of all documentary evidence upon which they will rely at the arbitration hearing and a list of the witnesses whom they intend to call to testify at the hearing. The Arbitrators shall make their determination as promptly as practicable after conclusion of the hearing.

               (i) The arbitration shall be conducted in the English language pursuant to the Commercial Arbitration Rules of American Arbitration Association. Notwithstanding the foregoing, (A) each Party shall have the right to audit the books and records of the other Party that are reasonably related to the Dispute; (B) each Party shall provide to the other, reasonably in advance of any hearing, copies of all documents which a Party intends to present in such hearing; (C) all hearings shall be conducted on an expedited schedule; and (D) all proceedings shall be confidential, except that either Party may at its expense make a stenographic record thereof.

               (ii) The Arbitrators shall endeavor to complete all hearings not later than 120 days after their tribunal has been convened, and shall make a final award as promptly as practicable thereafter. Such award shall be communicated, in writing, by the Arbitrators to the Parties, and shall contain specific findings of fact and conclusions of law in accordance with the governing law set forth in SECTION 18(B). Any award of such Arbitrators shall be final and binding upon the Parties to this Agreement and shall not be attacked by any of the Parties to this Agreement in any court of law and may be enforced in any court having jurisdiction, including expressly the courts of the States of Delaware, United States of America, and the courts of the Federal District of Mexico. The Arbitrators shall apportion all costs and expenses of the arbitration, including the Arbitrators' fees and expenses, fees and expenses of experts and fees and expenses of translators ("ARBITRATION COSTS") between the prevailing and non-prevailing Party as the Arbitrators shall deem fair and reasonable. In circumstances where (A) a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, or (B) the non-prevailing Party has rejected participation in procedures under SECTION 18(C), the Arbitrators may assess all Arbitration Costs against the non-prevailing Party and may include in the award the prevailing Party's attorney's fees and expenses in connection with any and all proceedings under this SECTION
          18. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

     (f) Pursuant to an agreement of the Parties or a judicial determination that a Dispute is not subject to final and binding arbitration as set forth in
SECTION 18, each Party irrevocably agrees that any legal action or proceeding against it with respect to this Agreement and any transaction contemplated by this Agreement shall be brought only in the courts of the State of Delaware, or of Federal courts of the United States of America sitting in Delaware, and by execution and delivery of this Agreement, each Party irrevocably submits to the venue and jurisdiction of each such court and irrevocably waives any objection or defense such party may have to venue or personal jurisdiction in any such court for the purpose of resolving any claim, dispute, cause of action arising out of or related to this Agreement (including any claim that the suit or action has been brought in an inconvenient forum and any right to which it may become entitled on account of place of residence or domicile), the alleged breach of this Agreement, the enforcement of the terms of this Agreement and the other terms contemplated hereby. A final judgment in any suit, action or proceeding shall be conclusive and may be enforced in any court where jurisdiction over the Parties may be had or in which the Parties are subject to service of process.

     (g) Each of the Parties irrevocably appoints CT Corporation (the "PROCESS AGENT"), at 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801 (302-777-0205) respectively as its agent and true and lawful attorney-in-fact in its name, place and stead to accept on behalf of each of the Parties and their respective properties and revenues, service of copies of the summons and complaint and any other process which may be served in any such sit, action or proceeding brought in the State of Delaware, and each of the Parties agrees that failure of the Process Agent to give any notice of any such service of process to any of the Parties shall not impair or affect the validity of such service or the enforcement of any judgment based thereon.

     19. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and terminates and supersedes all other prior agreements and understandings, both written and oral, between the Parties with respect to the terms of Consulting Firm's engagement or severance arrangements.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

                                         KANSAS CITY SOUTHERN


                                         BY:
                                         NAME:


                                         ________________________, S.A. DE C.V.


                                         BY:
                                         NAME:  JOSE F. SERRANO SEGOVIA

Unless otherwise specified herein, all capitalized terms used and not defined in the following Guaranty (as defined below) shall have the meanings ascribed to them in the above Consulting Agreement.

JSS hereby, unconditionally and irrevocably, personally guarantees (the "Guaranty"), by way of an independent obligation to Company, the obligation of Consulting Firm pursuant to SECTION 13 of the Agreement to indemnify and hold Company and each of its Affiliates, and each of their respective officers, directors, employees, members, stockholders, agents and representatives harmless from and against all Losses (as such term is defined in SECTION 13 of the Agreement) resulting from, arising out of, or due to, directly or indirectly, the filing of a Labor Lawsuit by Consulting Firm or JSS ("GUARANTEED OBLIGATION"). This is a guaranty of payment and not of collection only. If for any reason whatsoever Consulting Firm shall fail or be unable promptly to comply with the Guaranteed Obligation, JSS will promptly upon receipt of notice thereof from Seller, pay or cause to be paid in lawful money of the United States the unpaid Guaranteed Obligation then due and payable to Company (in the amounts and to the extent required of Consulting Firm under the Agreement). JSS waives any and all notice of the creation, renewal, extension or accrual of the Guaranteed Obligation and notice of or proof of reliance by Company upon this Guaranty or acceptance of this Guaranty; the Guaranteed Obligation shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between Company and Consulting Firm shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Guarantor agrees that (i) any notice provided in the manner required under the Agreement shall be deemed to constitute notice to JSS for purposes hereof and (ii) any knowledge of Consulting Firm shall be deemed knowledge of JSS for purposes hereof. The liability of the undersigned under this Guaranty shall not be affected or excused by (x) any lack of enforceability against Consulting Firm of the Guaranteed Obligation for any reason whatsoever and (y) any other circumstance which might otherwise constitute a discharge of a guarantor. JSS waives promptness, diligence and notices with respect to the Guaranteed Obligation and this Guaranty and any requirement that Company exhaust any right or take any action against Consulting Firm. Any term or provision of this paragraph which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this paragraph or affecting the validity or enforceability of any of the terms or provisions of this paragraph in any other jurisdiction. If any provision of this paragraph is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

AGREED AND ACCEPTED AS OF THE DATE OF THE ABOVE CONSULTING AGREEMENT


                                                 JOSE F. SERRANO SEGOVIA


                                                 ----------------------------

                                                                      EXHIBIT A

                                     [PLAN]

                                                                     APPENDIX G

                        MARKETING AND SERVICES AGREEMENT



     This MARKETING AND SERVICES AGREEMENT (the "Agreement") dated as of _______, 2003, is made by and among ________ (the "Parent" and, together with its Subsidiaries (as defined herein), Affiliates (as defined herein) and joint venture companies, the "Parent Group"), _____________ (the "Operating Company") and __________ ("KARA" and, together with its Subsidiaries (including the Operating Company and its Subsidiaries) and Affiliates, the "KARA Group") (the Parent Group and the KARA Group are collectively referred to as the "Parties;" and each individually, a "Party").

     WHEREAS, Parent and KARA are stockholders of ____________ ("GTFM"), which is the parent company of the Operating Company;

     WHEREAS, the Parent Group is engaged in certain operations, including the provision of logistics services, the operation of intermodal facilities, the operation of port facilities and, through the Operating Company, the operation of rail services in Mexico and certain of these services are provided by members of the Parent Group to the Operating Company and its Subsidiaries;

     WHEREAS, Parent and KARA have entered into the Acquisition Agreement, dated as of [ ], 2003 (the "Acquisition Agreement"), pursuant to which KARA will acquire all of the interest of Parent and its Subsidiaries in GTFM; and

     WHEREAS, this Agreement is one of the Ancillary Agreement (as defined in the Acquisition Agreement) referred to in the Acquisition Agreement and the consummation of the transactions contemplated by the Acquisition Agreement is conditioned upon the execution of this Agreement.

     NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     "Affiliate" means, with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such person. For purposes of this Agreement, "control" means the power or ability, to control or direct the affairs of any person, whether through the ownership of voting securities, or by contract, and the terms "controlled by" and "common control" shall have correlative meanings.

     "Competitor" shall mean Canadian National Railway, Canadian Pacific Railway Company, Union Pacific Corporation, Burlington Northern Santa Fe Corporation, CSX Corporation, Norfolk Southern Corp., Ferrocarril Mexicano, S.A. de C.V., Ferrocarril del Sureste, S.A. de C.V., Grupo Mexico, S.A. de C.V., the Anschutz Corporation and any other Person who operates a railroad in the United States, Mexico or Canada after the date hereof which, if operated in the United States would be regarded as a Class 1 railroad, and any of their respective successors or Affiliates.

     "Logistics Companies" shall mean a third party or fourth party logistics company, i.e. a company that is not a rail carrier, and which as a substantial part of its business, arranges for the transportation of good for others.

     "MFN Services" shall mean any intermodal services (including, without limitation, Trailer on Flat Car (TOFC), Container on Flat Car (COFC), and Road-Railer services) that originate or terminate in Mexico or are ramped or de-ramped at the border of the United States and the United Mexican States ("UMS") and intermodal services relating to the transportation of automobiles that originate or terminate within Mexico.

     "Subsidiary" of any person shall mean (i) in the case of a corporation, any other person more than 50% of the voting securities of which is, directly or indirectly, beneficially owned by such person (ii) in the case of a partnership or a limited liability company, any person in which such person is a general partner or managing member, as the case may be, or owns more than 50% of the ownership interests therein, and (iii) in the case of any other person, any other person in which such person owns more than 50% of the voting or controlling equity interests in such person.

     Terms used but not defined herein shall have the meanings ascribed to them in that certain Acquisition Agreement.

                                   ARTICLE II

                         MOST FAVORED NATIONS PROVISIONS

     Pursuant to the terms, conditions and provisions of this Agreement, the Parties shall, as the case may be, perform the following marketing and related services and/or enjoy the following rights pertaining to the following prescribed services (the "Services and Rights"):

     Section 2.1 MOST FAVORED NATIONS ARRANGEMENT.

     (a) During the Term, the KARA Group shall, upon the request of any member of the Parent Group, provide to any member of the Parent Group any of the MFN Services, as defined in Section 2.2 hereof, that the KARA Group or the Operating Company is presently providing or hereafter provides within, to or from Mexico on terms which are no less favorable than the terms for like volumes and services on which such MFN Services are at the time provided to Logistics Companies.

     (b) In the event that the Parent Group requests confirmation from the Kara Group or the Operating Company as to the terms provided to other parties, then, the KARA Group shall either (i) provide documentation to the Parent Group specifying the terms on which such services are provided to any other person or
(ii) to the extent that any such disclosure would violate any confidentiality agreement or applicable law, or if Kara determines that providing such information to the Parent Group would be detrimental to its relationships with other customers, provide documentation to an unaffiliated third party selected by mutual agreement of the parties who shall review such documentation and certify to the Parent Group that the services are being provided on terms consistent with the requirements of this Agreement. The KARA Group shall provide to the Parent Group or such third party any documentation or certification reasonably requested by the Parent Group or such third party to support the terms on which the services are provided to any unaffiliated third party, subject to the Parent Group or such third party entering into an appropriate confidentiality agreement to prohibit the disclosure of any such information which is confidential.

     (c) The rights of the Parent Group under this Section 2.1 may not be sold, transferred, assigned or otherwise conveyed directly or by the Parent Group to any other Person other than to any Affiliate of the Parent Group. For purposes of this Agreement a merger of Parent or another member of the Parent Group with another person will constitute an indirect transfer unless, after such merger:
(1) such other person is an Affiliate of the Parent Group or (2) persons who in the aggregate control a majority of the voting stock of Parent or an Affiliate of Parent controls a majority of the voting stock of such other person.

     Section 2.2. EXCLUSIVE RIGHT TO PROVIDE  ROAD-RAILER  SERVICES.  During the
Term of this Agreement, the Parent Group shall have the right to be the exclusive provider of Road-Railer freight services over the Operating Company's rail system within Mexico, including the Nuevo Laredo-Mexico City corridor. The KARA Group agrees that it will not sell, market or otherwise provide such services either directly or through any other person over the Operating Company's rail system within Mexico, including the Nuevo Laredo-Mexico City corridor. All of the prices charged to customers by Operating Company for such services shall be determined from time to time by the Operating Company. Operating Company agrees not to permit any third party, directly or indirectly to use all or any part of the rights granted in this section under the guise of doing its own business or to make any agreement to handle as its own Road-Railer equipment of any other third party which in the normal course of business would not be considered the equipment of Parent Group.

     Section 2.3. INTERMODAL SERVICES. To the extent that the KARA Group determines to utilize a third party to operate its intermodal terminals within Mexico at any time during the Term of this Agreement, the Parent Group shall have the right, but not the obligation, to operate such intermodal terminals. If any member of the KARA Group makes such determination it shall notify Parent and Parent and the KARA Group shall enter into good faith negotiations to determine the terms and conditions on which such services shall be provided. If the parties are unable to reach agreement KARA, at its sole option, may continue to perform the services itself. Notwithstanding the foregoing, the KARA Group shall have the sole right to determine whether it shall operate any such intermodal terminals in the United States or Mexico directly or through its Subsidiaries.

     Section 2.4. OTHER SERVICES. If the Operating Company and its Subsidiaries and Affiliates determine at any time during the Term to have transportation related services provided by any unaffiliated third party in Mexico or the United States which are at the time provided by any member of the Parent Group within Mexico or the United States, the Parent Group shall have the right to make a bid for the provision of such services. In order to allow the Parent Group an adequate opportunity to make a bid for the provision of such services, the Operating Company and its Subsidiaries and Affiliates shall notify the Parent Group in writing at the time it seeks bids for such services, but in any event not less than thirty (30) days in advance of entering into any contract with an unaffiliated third party for such services. Such services shall include, but are not limited to:

     (a) Drayage from intermodal terminals to Intermodal final destination and vice versa;

     (b) Logistic coordination for intermodal traffic when provided to a third party; and

     (c) Cross-dock and warehousing operations when provided to third parties.

                                   ARTICLE III

                            COVENANTS OF THE PARTIES

     Section 3.1. COMPLIANCE WITH LAW. Each Party shall perform all of its activities, obligations and responsibilities contemplated under this Agreement in compliance with all Applicable Laws.

     Section 3.2. COOPERATION. Each Party shall cooperate and work in good faith with the other Party or Parties, as the case may be, to perform and maintain the services described in this Agreement as promptly as possible.

     Section 3.3. AUDIT. Each Party has the right to audit, upon reasonable written notice of not less than fifteen (15) days to the other Party or Parties, as the case may be (at the requesting Party's expense), during normal business hours and at the other principal office of the other Party or Parties, as the case may be, such other Party's or Parties' records and procedures relating to applications pertaining to the Services and Rights (unless prohibited from doing so in accordance with Applicable Law or confidentiality agreements with third parties). Such other Party or Parties, as the case may be, shall reasonably cooperate with the requesting Party during any such audit. In no event shall any Party have the right to audit either one of the other Parties more than once in a twelve (12) month period, nor shall any Party have the right to conduct an audit of the other Party or Parties, as the case may be, more than twelve (12) months after the termination of this Agreement or any extension thereto.

     Section 3.4. PUBLIC ANNOUNCEMENTS. The Parties each agree to consult with each other prior to any press releases or public announcement to news organizations relating to this Agreement and/or the business relationship created herein and will mutually approve the timing, content and method of dissemination of any such announcements. No Party shall issue a press release or make a public announcement directly or indirectly mentioning the any other Party or Parties, as the case may be, without the prior written consent of such other Party or Parties, as the case may be, which consent shall not be unreasonably withheld.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE PARTIES

     As of the date of this Agreement, and throughout the Term, each Party hereby represents and warrants to the other Parties the following:

     Section 4.1. DUE ORGANIZATION AND GOOD STANDING. Each Party is a corporation, duly organized, validly existing, and is qualified and authorized to transact business in, and is in good standing under the laws of, the jurisdiction of its organization and each jurisdiction in which it performs or will perform its obligations under this Agreement, or is otherwise doing business or is otherwise exempt under Applicable Law from such qualification.

     Section 4.2. AUTHORITY AND CAPACITY. Each Party represents that the person executing this Agreement has the power, authority and capacity to execute, deliver, and perform its obligations under this Agreement, and has been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding agreement enforceable in accordance with its terms, subject to bankruptcy laws and other similar laws of general application in either the United States or the UMS, as the case may be, affecting rights of creditors and subject to the application of the rules of equity of the United States or the UMS, as the case may be, including those respecting the availability of specific performance.

     Section 4.3. CONSENT; LITIGATION. No consent or approval of any other Party or any court or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement. There is no pending claim, cause of action, governmental action or litigation that, if determined adversely, would affect the representing Party's ability to perform its obligations hereunder. This Agreement will not result in a default under any other agreement to which the Parties are bound.

                                    ARTICLE V

               CUSTOMER PRIVACY AND CONFIDENTIALITY OF INFORMATION

     Section 5.1. CONFIDENTIAL INFORMATION. Every Party and their respective affiliates, directors, officers, employees, authorized representatives, agents and advisors (including without limitation, attorneys, accountants, consultants, bankers and financial advisors) shall keep confidential all information concerning the proprietary business procedures, products, rates services, operations, marketing materials, fees, policies or plans of the other Party or Parties, as the case may be, and all Nonpublic Information of the other Party or Parties, as the case may be, that is received or obtained during the negotiation or performance of the Agreement, whether such information is oral or written, and whether or not labeled as confidential by such party (collectively "Confidential Information"). "Nonpublic Information" shall include all personally identifiable financial information and any list, description or other grouping of consumers, and publicly available information pertaining to them, that is derived using any personally identifiable financial information that is not publicly available, and shall further include all "nonpublic personal information" as defined by federal regulations implementing the Gramm-Leach-Bliley Act, as amended from time to time. "Personally identifiable financial information" means any information a consumer provides to a party in order to obtain a financial product or service, any information a party otherwise obtains about a consumer in connection with providing a financial product or service to that consumer, and any information about a consumer resulting from any transaction involving a financial product or service between a party and a consumer. Personally identifiable information may include, without limitation, a consumer's first and last name, physical address, zip code, email address, phone number, social security number, birth date, and any other information that itself identifies or when tied to the above information, may identify a consumer.

     Section 5.2. USE OF CONFIDENTIAL INFORMATION. For as long as Confidential Information is in possession of a Party, such Party shall take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, to prevent the use, duplication or disclosure of Confidential Information, other than, by or to its employees or agents who are directly involved in negotiating or performing this Agreement and who are apprised of their obligations under this Section and directed by the receiving Party to treat such information confidentially, or except as required by law or by a supervising regulatory agency of a receiving Party (with information as to the amount of, and manner of calculating the Purchase Price redacted where permitted). Neither Party shall disclose, share, rent, sell or transfer to any third Party any Confidential Information of the other Party or Parties, as the case may be. The Parties shall use Confidential Information only as necessary to perform this Agreement.

     Section 5.3 EXCEPTIONS. Notwithstanding anything herein to the contrary, no obligation or liability shall accrue hereunder with respect to any of the information to the extent that such information:

     (a) Is or becomes publicly available other than as a result of acts by a Party or by its representatives or agents in violation of this Agreement; or

     (b) Is in the possession of the Party or of its representatives or agents prior to disclosure; or

     (c) Is or becomes available to a Party from a source that, to the Party's knowledge, is not bound by a confidentiality agreement with the prohibiting such disclosure; or

     (d) Is, on the advice of counsel, required to be disclosed by law, regulation, judicial order or by other legal process. If so advised by counsel, the Party that is required to make the disclosure shall give prompt written notice to the other Party, shall seek the entry of a protective order or otherwise protect the confidentiality of the Confidential Information being disclosed, and, if a protective order cannot be obtained, the disclosing Party shall only disclose that portion of such Confidential Information as it is legally required to disclose.

                                   ARTICLE VI

                              TERM AND TERMINATION

     Section 6.1. TERM; TERMINATION. The initial term of this Agreement (the "Term") shall be the period commencing on the Effective Date (as defined in the Acquisition Agreement) of the Acquisition and terminating on the fifth anniversary of the Effective Date; PROVIDED, that thereafter this Agreement shall be automatically renewed for periods of one year unless either party gives written notice of intent to terminate to the other parties not less than 60 days prior to expiration of the initial or any subsequent term. (The initial term as extended, the "Term.") Notwithstanding the foregoing, this Agreement shall terminate automatically in the event that (i) TMM Logistics files any voluntary proceeding under any bankruptcy laws, or if TMM Logistics has filed against it any involuntary proceeding under any bankruptcy law which is not dismissed or stayed within 30 days, in either case seeking the adjudication of TMM Logistics as bankrupt or seeking the appointment of a receiver for its assets or (ii) a Change of Control of the Parent Group occurs and the party effecting such Change of Control is a Competitor.

                                   ARTICLE VII

                                 INDEMNIFICATION

     Section 7.1 MUTUAL INDEMNITY. Every Party (in such capacity, referred to as "Indemnitor") shall indemnify and hold the other Party or Parties, as the case may be, and their respective shareholders, directors, officers, employees, representatives, agents, servants, successors, and assigns (collectively "Indemnitees") harmless from and shall reimburse Indemnitees for any losses, damages, deficiencies, claims, causes of action or expenses of any nature (including reasonable attorneys' fees and expenses) incurred by Indemnitees arising out of or resulting from any breach of any warranty, representation covenant or obligation of Indemnitor under this Agreement.

     Section 7.2 INDEMNIFICATION PROCEDURES. After any Party obtains knowledge of any claim, action, suit or proceeding (collectively a "Claim") for which it believes it is entitled to indemnification under this Agreement, it shall promptly notify the other Party or Parties, as the case may be, of such Claim in writing within ten (10) days after such knowledge. Every Party shall cooperate with the other Party or Parties, as the case may be, in every reasonable manner (at the Indemnitor's sole expense) to facilitate the defense of any Claim subject to indemnification hereunder. Indemnitees' failure to promptly notify Indemnitor of a Claim shall not relieve the Indemnitor from any liability under this Section to the extent that Indemnitor is not materially adversely affected by such delay. With respect to each such notice, the Indemnitor shall, at the Indemnitees' option, immediately take all action necessary to minimize any risk or loss to the Indemnitees, including retaining counsel satisfactory to the Indemnitees and taking such other actions as are necessary to defend the Indemnitees or to discharge the indemnity obligations under this Section. If the Indemnitor does not timely and adequately conduct such defense, the Indemnitees may, at their option and at Indemnitor's expense, conduct such defense, contest, litigate or settle the Claim using counsel of their own choice without prejudice to their right of indemnification under this Section. The Indemnitor shall pay on demand any liability incurred by the Indemnitees under this Section. The Indemnitor shall not settle any claim in which the Indemnitees are named without the prior written consent of the Indemnitees, which consent shall not be unreasonably withheld. The Indemnitees shall have the right to be represented by counsel at their own expense in any contest, defense, litigation or settlement conducted by the Indemnitor pursuant to this Section.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.1 RELATIONSHIP. The relationships among the Parties shall be those of independent contractors and no Party shall be or represent itself to be an agent, employee, or joint venturer of the other, nor shall any Party have or represent itself to have any power or authority to act for, bind or commit the other Party or Parties, as the case may be.

     Section 8.2 SURVIVAL. The provision of Sections 5, 7 and 8 shall survive termination of this Agreement.

     Section 8.3 WAIVER OF CERTAIN DAMAGES. NO PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, PUNITIVE OR OTHER SPECIAL DAMAGES RELATED IN ANY WAY TO THE PARTIES' OBLIGATIONS UNDER THIS AGREEMENT.

     Section 8.4 NO WAIVER OF DEFAULTS. Any waiver of breach or default pursuant to this Agreement will not be a waiver of any other subsequent default. Failure or delay by any Party to enforce any term or condition of this Agreement will not constitute a waiver of such term or condition.

     Section 8.5 SEVERABILITY. To the extent that any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, that provision notwithstanding, the remaining provisions of this Agreement will remain in full force and effect and such invalid or unenforceable provision will be deleted.

     Section 8.6 ASSIGNMENT. No Party or its Affiliate may assign any rights or delegate any duties under this Agreement other than to an Affiliate without the prior written consent of the other Parties, as the case may be, and any attempt to do so without that consent will be void.

     The rights granted under this Agreement shall terminate as to any Affiliate at the time any such entity ceases to be an affiliate.

     Section 8.7 NOTICES. All notices required or permitted under this Agreement must be in writing and shall be deemed effectively given: (i) upon delivery, when delivered personally against receipt therefor; (ii) upon delivery when sent by certified mail, postage prepaid and return receipt requested; (iii) upon transmission, when transmitted by telecopier, facsimile, telex or other electronic transmission method including E-mail, provided that receipt is confirmed and notice is sent by certified mail, postage prepaid and return receipt requested; or (iv) upon delivery, when sent by Federal Express or other nationally recognized overnight delivery service. Any such notice shall be sent to the Party to whom notice is intended to be given at its address as shown below:

                  If to Parent:



                  If to Operating Company:



                  If to Kara:




     Section 8.8 AMENDMENT. No alteration, waiver, cancellation, or any other change or modification in any term or condition of this Agreement will be valid or binding on any Party unless made in writing and signed by duly authorized representatives of all Parties.

     Section 8.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its conflicts of law provisions. Each party hereto hereby consents to personal jurisdiction in any such action brought in any such Delaware state or federal court, consents to service of process by registered mail made upon such party and such party's agent and waives any objection to venue in any such Delaware state or federal court and any claim that any such Delaware state or federal court is an inconvenient forum.

     Section 8.10 ENTIRE AGREEMENT. The terms and conditions herein contained, including all Exhibits hereto, constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede any previous and contemporaneous agreements and understandings, whether oral or written, among the Parties hereto with respect to the subject matter hereof. There are no other agreements, understandings, representations, or promises among the Parties with respect to the subject matter of this Agreement.

     Section 8.11 COUNTERPARTS. This Agreement may be executed in one or more counterparts, including facsimiles, each of which will be deemed to be a duplicate original, but all of which, taken together, will be deemed to constitute a single instrument.


     IN WITNESS WHEREOF, this Agreement has been entered into by the Parties as of the [ ] day of [ ], 2003.


                                      [PARENT]



                                      By:  _____________________________
                                               Name:
                                               Title:


                                      By:  _____________________________
                                               Name:
                                               Title:

                                      [KARA]



                                      By:  _____________________________
                                               Name:
                                               Title:


                                      [OPERATING COMPANY]



                                      By:  _____________________________
                                               Name:
                                               Title:



                                      By:  _____________________________
                                               Name:
                                               Title:

                                                                     APPENDIX H




                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG


                              KANSAS CITY SOUTHERN,
                             A DELAWARE CORPORATION,

                                GRUPO TMM, S.A.,
                               A SOCIEDAD ANONIMA
             ORGANIZED UNDER THE LAWS OF THE UNITED MEXICAN STATES,

                               TFM, S.A. DE C.V.,
                     A SOCIEDAD ANONIMA DE CAPITAL VARIABLE
             ORGANIZED UNDER THE LAWS OF THE UNITED MEXICAN STATES,

                                TABLE OF CONTENTS

ARTICLE I. PURCHASE AND SALE OF TRANSFERRED SHARES...........................2
   1.1   PURCHASE AND SALE.  ................................................2
   ---   -----------------
   1.2   THE INITIAL CLOSING.  ..............................................2
   ---   -------------------
   1.3   PURCHASE PRICE.  ...................................................2
   ---   --------------
   1.4   PURCHASE OPTION.  ..................................................2
   ---   ---------------
   1.5   DELIVERIES AT CLOSING.  ............................................2
   ---   ---------------------
   1.6   VOTING TRUST.  .....................................................2
   ---   ------------
ARTICLE II. REPRESENTATIONS AND WARRANTIES CONCERNING
        THE TRANSACTION......................................................3
   2.1   REPRESENTATIONS AND WARRANTIES OF GTMM AND TFM.  ...................3
   ---   ----------------------------------------------
   2.2   REPRESENTATIONS AND WARRANTIES OF KCS.  ............................4
   ---   -------------------------------------
ARTICLE III. REPRESENTATIONS AND WARRANTIES CONCERNING MX AND TMX............4
   3.1   ORGANIZATION, QUALIFICATION, AND CORPORATE POWER.  .................5
   ---   ------------------------------------------------
   3.2   CAPITALIZATION OF MX AND TMX........................................5
   ---   ----------------------------
   3.3   BROKERS' FEES.......................................................5
   ---   -------------
   3.4   TITLE TO ASSETS.....................................................6
   ---   ---------------
   3.5   FINANCIAL STATEMENTS................................................6
   ---   --------------------
   3.6   EVENTS SUBSEQUENT TO MOST RECENT FISCAL YEAR END....................6
   ---   ------------------------------------------------
   3.7   UNDISCLOSED LIABILITIES.............................................6
   ---   -----------------------
   3.8   LEGAL COMPLIANCE....................................................6
   ---   ----------------
   3.9   TAX MATTERS.........................................................6
   ---   -----------
   3.10   REAL PROPERTY......................................................7
   ----   -------------
   3.11   [BLANK]............................................................7
   ----   -------
   3.12   TANGIBLE ASSETS....................................................7
   ----   ---------------
   3.13   CONTRACTS..........................................................8
   ----   ---------
   3.14   EMPLOYEE BENEFIT PLANS.............................................8
   ----   ----------------------
   3.15   LABOR MATTERS.....................................................10
   ----   -------------
   3.16   POWERS OF ATTORNEY................................................10
   ----   ------------------
   3.17   INSURANCE.........................................................10
   ----   ---------
   3.18   LITIGATION........................................................11
   ----   ----------
   3.19   ENVIRONMENTAL MATTERS.............................................11
   ----   ---------------------
ARTICLE IV. COVENANTS OF GTMM AND TFM.......................................11
   4.1   CONDUCT OF MX AND TMX THROUGH CLOSING DATE.........................11
   ---   ------------------------------------------
   4.2   ACCESS TO INFORMATION..............................................12
   ---   ---------------------
   4.3   NOTICE OF DEVELOPMENTS.............................................12
   ---   ----------------------
ARTICLE V. COVENANTS OF ALL PARTIES.........................................12
   5.1   GENERAL............................................................12
   ---   -------
   5.2   COOPERATION TO OBTAIN STB APPROVAL.................................12
   ---   ----------------------------------
   5.3   NOTICE OF DEVELOPMENTS.............................................12
   ---   ----------------------
ARTICLE VI. CONDITIONS TO OBLIGATION TO CLOSE...............................13
   6.1   MUTUAL CONDITIONS TO OBLIGATIONS TO CLOSE..........................13
   ---   -----------------------------------------
   6.2   CONDITIONS TO OBLIGATIONS OF KCS TO CLOSE..........................13
   ---   -----------------------------------------
   6.3   CONDITIONS TO OBLIGATIONS OF TFM TO CLOSE..........................14
   ---   -----------------------------------------
ARTICLE VII. REPURCHASE RIGHT...............................................14
   7.1   TFM'S RIGHT TO REPURCHASE..........................................14
   ---   -------------------------
ARTICLE VIII. COVENANTS OF KCS..............................................15
ARTICLE IX. REMEDIES FOR BREACHES OF THIS AGREEMENT.........................15
   9.1   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  ......................15
   ---   ------------------------------------------
   9.2   INDEMNIFICATION PROVISIONS FOR BENEFIT OF KCS......................15
   ---   ---------------------------------------------
   9.3   INDEMNIFICATION PROVISIONS FOR BENEFIT OF GTMM AND TFM.  ..........16
   ---   ------------------------------------------------------
   9.4   DETERMINATION OF ADVERSE CONSEQUENCES.  ...........................16
   ---   -------------------------------------
   9.5   SPECIFIC PERFORMANCE.  ............................................16
   ---   --------------------
ARTICLE X. TERMINATION......................................................16
   10.1    TERMINATION OF AGREEMENT.........................................16
   ----    ------------------------
   10.2    EFFECT OF TERMINATION.  .........................................17
   ----    ---------------------
ARTICLE XI. MISCELLANEOUS...................................................17
   11.1    AMENDMENTS AND WAIVERS.  ........................................17
   ----    ----------------------
   11.2    ENTIRE AGREEMENT.  ..............................................17
   ----    ----------------
   11.3    COUNTERPARTS.  ..................................................17
   ----    ------------
   11.4    NO THIRD-PARTY BENEFICIARIES.  ..................................17
   ----    ----------------------------
   11.5    SUCCESSION AND ASSIGNMENT.  .....................................17
   ----    -------------------------
   11.6    HEADINGS.  ......................................................18
   ----    --------
   11.7    NOTICES..........................................................18
   ----    -------
   11.8    EXPENSES.  ......................................................18
   ----    --------
   11.9    ANNOUNCEMENTS.  .................................................18
   ----    -------------
   11.10      GOVERNING LAW; DISPUTE RESOLUTION.............................18
   -----      ---------------------------------
   11.11      SEVERABILITY.  ...............................................21
   -----      ------------
   11.12      CONSTRUCTION.  ...............................................21
   -----      ------------
   11.13      INCORPORATION OF EXHIBITS, ANNEXES, AND SCHEDULES.  ..........21
   -----      -------------------------------------------------
ARTICLE XII. DEFINITIONS....................................................21


Exhibit A      Form of Voting Trust Agreement
Annex I        Exceptions to Representations and Warranties of GTMM and TFM
               Concerning the Transaction Disclosure Schedule:
               Exceptions to Representations and Warranties Concerning MX and
               TMX
Annex II?      Exceptions to Representations and Warranties of KCS Concerning
               the Transaction Disclosure Schedule: Exceptions to
               Representations and Warranties Concerning MX and TMX

                            STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT (the "AGREEMENT"), dated as of April 20, 2003, is made and entered into by and among:

     1. Grupo TMM, S.A., ("GTMM"), a SOCIEDAD ANONIMA, organized under the laws of the United Mexican States ("UMS");

     2. TFM, S.A. de C.V. ("TFM"), a SOCIEDAD ANONIMA DE CAPITAL VARIABLE, organized under the laws of the UMS; and

     3. Kansas City Southern ("KCS"), a Delaware corporation,

each of them a "PARTY" and collectively the "PARTIES."

                                    RECITALS

A. GTMM owns more than 96% of the capital stock of TMM Multimodal, S.A. de C.V. a SOCIEDAD ANONIMA DE CAPITAL VARIABLE ("MM").

B. KCS owns all of the capital stock of The Kansas City Southern Railway Company ("KCSR").

C. MM directly owns 51% and KCS indirectly owns 49% (through Nafta Rail, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE and wholly-owned Subsidiary of KCS) of the full voting shares of Grupo TFM, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE ("GTFM").

D. GTFM owns all of the full voting shares of the capital stock of TFM.

E. Mexrail, Inc., a Delaware corporation, ("MX") is a wholly-owned Subsidiary of TFM. MX owns all of the capital stock of the Texas Mexican Railway Company, a Texas corporation ("TMX"). MX also owns other assets (including real estate) and the northern one-half of the railroad bridge between Laredo, Texas (USA) and Nuevo Laredo, Mexico.

F. TFM wishes to sell, and KCS wishes to acquire, 51% of the outstanding shares of the capital stock of MX (the "INITIALLY TRANSFERRED SHARES") and in addition grant KCS an exclusive option to purchase the remaining shares of the capital stock of MX as of the date of the exercise of such option to purchase (the "SUBSEQUENTLY TRANSFERRED SHARES"). All of the issued and outstanding shares of the capital stock of MX acquired by KCS, including the Initially Transferred Shares and the Subsequently Transferred Shares are referred to hereinafter as the "MX SHARES" or as the "TRANSFERRED SHARES."

     NOW,   THEREFORE,   in   consideration   of  the  above  recitals  and  the
representations, warranties and covenants contained in this Agreement, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE I.
                     PURCHASE AND SALE OF TRANSFERRED SHARES

     1.1 PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement and in reliance upon the representations, warranties and covenants herein set forth, TFM shall sell, assign, transfer, convey and deliver to KCS, free and clear of all Liens, and KCS shall purchase and accept from TFM, the Transferred Shares.

     1.2 THE INITIAL CLOSING. Subject to Article VI of this Agreement, the initial closing of the purchase and sale of the Initially Transferred Shares (the "INITIAL CLOSING") shall take place on such date as the parties agree, at the offices of Sonnenschein Nath & Rosenthal, 4520 Main, Kansas City, Missouri, or at such other time (no later than June 30, 2003) or place as agreed to in writing by KCS, GTMM and TFM (the date on which the Closing occurs, the "INITIAL CLOSING DATE"). The Initial Closing shall be effective as of the close of business on the Initial Closing Date.

     1.3 PURCHASE PRICE. The aggregate purchase price to be paid by KCS for the Initially Transferred Shares shall be the sum of $32,680,000 (the "INITIAL PURCHASE PRICE"). The Initial Purchase Price shall be paid to TFM in cash (U.S. dollars) at the Initial Closing by wire transfer of same day funds.

     1.4. PURCHASE OPTION. TFM hereby grants to KCS an irrevocable and exclusive option until 5:00 PM (Eastern Standard Time) on December 31, 2005 to purchase the Subsequently Transferred Shares (the "PURCHASE OPTION"). Any purchase made by KCS pursuant to the Purchase Option may be exercised by KCS upon three (3) days written notice to TFM (the "SUBSEQUENT CLOSING" and as with the Initial Closing, each a "CLOSING") and shall be upon the same terms and conditions set forth in this Agreement, including, but not limited to, the per share purchase price, which shall be the same as the Initial Purchase Price, and the conditions to closing set forth in Article VI of this Agreement. TFM is expressly prohibited from taking any action or non-action which would render any of the representations, warranties and covenants set forth in this Agreement untrue or ineffective between the Initial Closing Date and the Subsequent Closing.

     1.5 DELIVERIES AT CLOSING. At each Closing, (i) GTMM and TFM will deliver to KCS the various certificates and documents referred to in ss.6.2 below, (ii) KCS will deliver to GTMM and TFM the certificate referred to in ss.6.3 below,
(iii) TFM will deliver to KCS stock certificates representing the applicable Transferred Shares for such Closing, endorsed in blank or accompanied by duly executed assignment documents, and (iv) KCS will deliver to TFM the applicable Purchase Price for such Closing.

     1.6 VOTING TRUST. Simultaneously with the purchase by KCS from TFM of the Transferred Shares, KCS shall deposit the Initially Transferred Shares into an irrevocable voting trust (the "VOTING TRUST") in accordance with the terms and conditions of a voting trust agreement (the "VOTING TRUST AGREEMENT") substantially in the form attached hereto as Exhibit A.


                                   ARTICLE II.
            REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION

     2.1 REPRESENTATIONS AND WARRANTIES OF GTMM AND TFM. GTMM and TFM represent and warrant to KCS that the statements contained in this ss.2.1 are correct and complete as of the date of this Agreement and will be correct and complete as of each Closing (as though made then and as though such Closing date were substituted for the date of this Agreement throughout this ss.2.1), except as set forth in Annex I attached hereto.

     (a) ORGANIZATION OF GTMM AND TFM. GTMM is a SOCIEDAD ANONIMA and TFM is a SOCIEDAD ANONIMA DE CAPITAL variable, each duly organized, validly existing, and in good standing under the laws of the UMS.

     (b) AUTHORIZATION OF TRANSACTION. The execution, delivery and performance of this Agreement by each of GTMM and TFM, and the consummation by TFM of the transaction contemplated hereby, are within the respective corporate powers of each of them, and have been duly authorized, as to each of them, by all necessary corporate action. This Agreement constitutes the valid and legally binding obligation of each of GTMM and TFM, enforceable in accordance with its terms and conditions. Neither GTMM nor TFM need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transaction contemplated by this Agreement.

     (c) NON-CONTRAVENTION. Except as set forth in ss.2.1 of the Disclosure Schedule, the execution, delivery and performance of this Agreement by each of GTMM and TFM, and the consummation by TFM of the transaction contemplated hereby, do not and will not (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which GTMM or TFM is subject, or violate any provision of the charter or bylaws of GTMM or TFM, or
(ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which GTMM or TFM is a party or by which any of them is bound or to which any of their assets is subject.

     (d) BROKERS' FEES. Neither GTMM nor TFM has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transaction contemplated by this Agreement for which KCS, MX or TMX could become liable or obligated.

     (e) MX SHARES. TFM holds of record and owns beneficially the MX Shares, free and clear of any restrictions on transfer (other than those set forth in the Stock Purchase Agreement, dated as of February 27, 2002, among GTMM, MM, KCS and TFM (the "2002 Stock Purchase Agreement"), the GTFM bylaws, and the
Shareholders Agreement.), Taxes, Liens, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. TFM is not a party to any option, warrant, purchase right, or other contract or commitment that could require TFM to sell, transfer, or otherwise dispose of any of the MX Shares (other than this Agreement). TFM is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of the MX Shares (other than the 2002 Stock Purchase Agreement, the GTFM bylaws, and the Shareholders Agreement). Prior to the Subsequent Closing, TFM shall not, directly or indirectly, transfer, sell, give, encumber, assign, pledge or otherwise deal with or dispose of all or any part of the MX Shares (other than pursuant to this Agreement).

     2.2 REPRESENTATIONS AND WARRANTIES OF KCS. KCS represents and warrants to GTMM and TFM that the statements contained in this ss.2.2 are correct and complete as of the date of this Agreement and will be correct and complete as of the Initial Closing Date (as though made then and as though the Initial Closing Date were substituted for the date of this Agreement throughout this ss.2.2), except as set forth in Annex II attached hereto.

     (a) ORGANIZATION OF KCS. KCS is a corporation duly organized, validly existing, and in good standing under the laws of Delaware.

     (b) AUTHORIZATION OF TRANSACTION. The execution, delivery and performance by KCS of this Agreement and the consummation by KCS of the transaction contemplated hereby are within KCS's corporate powers and have been duly authorized by all necessary corporate action. This Agreement constitutes the valid and legally binding obligation of KCS, enforceable in accordance with its terms and conditions. KCS need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transaction contemplated by this Agreement.

     (c) NON-CONTRAVENTION. The execution, delivery and performance of this Agreement by KCS, and the consummation by KCS of the transaction contemplated hereby, do not and will not (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which KCS is subject, or violate any provision of its charter or bylaws, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which KCS is a party or by which it is bound or to which any of its assets is subject, except the consents required under the KCS Credit Agreement

     (d) BROKERS' FEES. KCS has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transaction contemplated by this Agreement for which GTMM or TFM could become liable or obligated.


                                  ARTICLE III.
              REPRESENTATIONS AND WARRANTIES CONCERNING MX AND TMX

     GTMM and TFM represent and warrant to KCS that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Initial Closing Date (as though made then and as though the Initial Closing Date were substituted for the date of this Agreement throughout this Article III), except as set forth in the disclosure schedule delivered by GTMM and TFM to KCS on the date hereof and initialed by the Parties (the "DISCLOSURE SCHEDULE").

     3.1 ORGANIZATION, QUALIFICATION, AND CORPORATE POWER. MX is a corporation duly organized, validly existing, and in good standing under the laws of Delaware. TMX is a corporation duly organized, validly existing, and in good standing under the laws of Texas. Each of MX and TMX is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not reasonably be expected to have a Material Adverse Effect. Each of MX and TMX has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. ss.3.1 of the Disclosure Schedule lists the directors and officers of each of MX and TMX.

     3.2 CAPITALIZATION OF MX AND TMX.

     (a) The entire authorized capital stock of MX consists of 10,000 shares of common stock, no par value, of which 10,000 shares are issued and outstanding. MX holds no shares of MX's capital stock in its treasury. All of the issued and outstanding shares have been duly authorized, and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, preemptive rights or other contracts or commitments that could require MX to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to MX. TFM is the record and beneficial owner of 100% of the MX Shares, and TFM owns the MX Shares free and clear of all Liens, and there are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of MX, other than the 2002 Stock Purchase Agreement, the GTFM bylaws, and the Shareholders Agreement.

     (b) The entire authorized capital stock of TMX consists of 25,009 shares of common stock, [no] par value, of which 25,009 shares are issued and outstanding. TMX holds no shares of TMX's capital stock in its treasury. All of the issued and outstanding shares have been duly authorized, and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, preemptive rights or other contracts or commitments that could require TMX to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to TMX. MX is the record and beneficial owner of 100% of the TMX capital stock (except for one qualifying share of the capital stock of TMX owned by each of its directors, the equitable interest of each such share being held by MX). MX owns the TMX capital stock free and clear of all Liens, and there are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of TMX, other than the 2002 Stock Purchase Agreement, the GTFM bylaws, and the Shareholders Agreement.

     3.3 BROKERS' FEES. Neither MX nor TMX has any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transaction contemplated by this Agreement.

     3.4 TITLE TO ASSETS. MX and TMX each own or have a right to possess and use all of the properties and assets necessary to operate the business of MX and TMX as each has been conducted immediately prior to the date of this Agreement.

     3.5 FINANCIAL STATEMENTS. The financial statements (collectively the "FINANCIAL STATEMENTS") heretofore provided to KCS by GTMM and TFM, consisting of (i) the audited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal years ended 1999, 2000, 2001 and 2002, for MX and TMX have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly, in all material respects, the financial condition of MX and TMX as of such dates and the results of operations of MX and TMX for such periods (subject in the case of any interim financial statements to normal year-end adjustments and lack footnotes and other presentation items).

     3.6 EVENTS SUBSEQUENT TO MOST RECENT FISCAL YEAR END. Since December 31, 2002 MX and TMX have carried out their respective businesses in an ordinary manner, consistent with past practices and there has not been any event or occurrence that has had or would reasonably be expected to have a Material Adverse Effect. 3.7 UNDISCLOSED LIABILITIES. Except as disclosed in the Financial Statements, neither MX nor TMX has any liabilities or obligations of any nature that would be required under GAAP to be included on a consolidated balance sheet of MX or the notes to the consolidated balance sheet, except as would not reasonably be expected to have a Material Adverse Effect.

     3.8 LEGAL COMPLIANCE. Each of MX and TMX has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against either of them alleging any failure so to comply, except where the failure to comply would not have a Material Adverse Effect.

     3.9 TAX MATTERS.

     (a) Except as stated in ss.3.9 of the Disclosure Schedule or as would not reasonably be expected to have a Material Adverse Effect, all MX and TMX Tax returns required to be filed on or before the Closing Date have been duly and timely filed (taking into account all proper extensions) with the appropriate Taxing authorities and all such Tax returns were complete and accurate, and all Taxes shown on the described returns have been paid.

     (b) Except as stated in ss.3.9 of the Disclosure Schedule or as would not reasonably be expected to have a Material Adverse Effect: (i) neither GTMM, TFM, MX or TMX has received any written notice of deficiency or assessment for Taxes of MX or TMX, which have not been paid or finally settled; (ii) no claim has been made in writing by any Taxing authority in a jurisdiction where MX and TMX do not file Tax returns that either company is or may be subject to Taxation by that jurisdiction; (iii) no audit of any Tax return filed by MX or TMX is pending, ongoing, or to the Knowledge of GTMM or TFM, threatened; (iv) neither MX nor TMX has asked for or received a waiver of any statute of limitation concerning Taxes or the payment of Taxes that are due or would be due prior to the Closing Date; and (v) neither MX nor TMX has any liability for the Taxes of any other person.

     (c) There are no liens for Taxes on any assets of MX or TMX other than Liens for current Taxes (i) not yet due and payable or (ii) that would not have a Material Adverse Effect.

     (d) There are no Tax sharing or Tax indemnity agreements or similar arrangements involving MX and TMX and any other person.

     (e) MX and TMX  have  each  complied  in all  material  respects  with  all
applicable   governmental   rules  relating  to  the  payment,   collection  and
withholding of Taxes.

     (f) Except as stated on ss.3.9 of the Disclosure Schedule, there is no Tax litigation pending or to the Knowledge of GTMM and TFM (or the directors of TFM appointed by GTMM) threatened against MX or TMX.

     (g) From December 31, 2002 until the date of this Agreement, MX and TMX (i) have made no change in any accounting method used for Tax purposes or in depreciation or amortization policies, and have made no election for Tax purposes which is not consistent with the method, policies and elections made prior to the date of the Financial Statements; and (ii) have not settled any pending Tax audits or settled any Tax liability.

     3.10 REAL PROPERTY.

     (a) ss.3.10 of the Disclosure Schedule lists and describes briefly all real property that either MX or TMX owns. With respect to each such parcel of owned real property the identified owner has good and marketable title to the parcel of real property, free and clear of any Lien, easement, covenant, or other restriction, except for installments of special assessments not yet delinquent, recorded easements, covenants, and other restrictions, and utility easements, building restrictions, zoning restrictions, and other easements and restrictions existing generally with respect to properties of a similar character which do not affect materially and adversely the current use, occupancy, or value, or the marketability of title, of the property subject thereto.

     (b) ss.3.10 of the Disclosure Schedule (and all Annexes thereto) lists and describes briefly all real property leased or subleased to either MX or TMX or from either MX or TMX. With respect to each material lease and sublease listed in ss.3.10 of the Disclosure Schedule (or any Annex thereto), (i) the lease or sublease is legal, valid, binding, enforceable, and in full force and effect in all material respects, (ii) no party to the lease or sublease is in material breach or default, and (iii) no event has occurred which, with notice or lapse of time, would constitute a material breach or default or permit termination, modification, or acceleration thereunder.

     3.11 [intentionally left blank]

     3.12 TANGIBLE ASSETS. The buildings, machinery, equipment, and other tangible assets that MX and TMX own and lease, other than tangible assets having a book value of less than $1 million, are in good condition and repair, normal wear and tear excepted.

     3.13 CONTRACTS. As of the date of this Agreement, the Scheduled Contracts (as defined below) of MX and TMX are legal, valid and binding obligations of MX or TMX, respectively, and are in full force and effect, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating generally to the enforceability of contracts and the availability of equitable remedies. As of the date of this Agreement, neither GTMM, TFM, MX or TMX has received notice of cancellation of or default under any Scheduled Contract, where such default would reasonably be expected to have a Material Adverse Effect. ss.3.13 of the Disclosure Schedule lists the following contracts and other agreements to which either MX or TMX is a party (the "Scheduled Contracts"):

     (a) any agreements to which either GTMM or TFM or any of their Affiliates (other than MX or TMX) are a party;

     (b)  any   agreements   which   constitute   nondisclosure   agreements  or
confidentiality agreements which could reasonably be expected to have a significant effect on the conduct of the business of MX, TMX, or KCS;

     (c) any agreements pursuant to which MX or TMX is either obligated to pay or entitled to receive in excess of $2 million during any twelve month period;

     (d) any agreements that are employment, management, consulting or severance agreements with any officer or director of MX or TMX;

     (e) any agreements that include any noncompetition or nonsolicitation covenant or any exclusive dealing or similar arrangement that limits the ability of MX or TMX to compete (geographically or otherwise) in any line of business or which would so limit KCS following the Closing; or

     (f) any trackage rights agreements, interline or interchange agreements with other railroads.

     3.14 EMPLOYEE BENEFIT PLANS.

     (a) ss.3.14 of the Disclosure Schedule identifies each Employee Plan. TFM has made available to KCS copies of each such Employee Plan (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any Employee Plan and, if applicable, the Internal Revenue Service determination letters. No Employee Plan is a Title IV Plan.

     (b) As of the Most Recent Fiscal Month End, MX and TMX did not have an aggregate unfunded liability of MX and TMX in respect of all Employee Plans or Benefit Arrangements described under Sections 4(b)(5) or 401(a)(1) of ERISA, computed using reasonable actuarial assumptions that would reasonably be expected to have a Material Adverse Effect.

     (c) No transaction prohibited by ss.406 of ERISA or ss.4975 of the Code has occurred with respect to any Employee Plan or arrangement which is covered by
Part 4, Title I of ERISA, which transaction has or will cause MX and TMX to incur any liability under ERISA, the Code or otherwise which would reasonably be expected to result in a Material Adverse Effect, excluding transactions effected pursuant to and in compliance with a statutory or administrative exemption. Neither MX, TMX nor any ERISA Affiliate of them has (i) except where the failure thereof would not reasonably be expected to result in a Material Adverse Effect, engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Sections 4069 or 4212(c) of ERISA or (ii) incurred, or reasonably expects to incur prior to the Initial Closing Date, (A) any liability under Title IV of ERISA arising in connection with the termination of, or a complete or partial withdrawal from, any plan covered or previously covered by Title IV of ERISA or (B) any liability under ss.4971 of the Code that in either case could become a liability of MX and TMX or KCS or any of its ERISA Affiliates after the Initial Closing Date which would reasonably be expected to have a Material Adverse Effect.

     (d) Each Employee Plan that is intended to be qualified under ss.401(a) of the Code has received a favorable determination, and, to the Knowledge of any of GTMM, TFM and the directors (appointed by TFM) and officers of MX and TMX, nothing has occurred since that determination that would adversely affect such determination in a manner which would reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan has been maintained in compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code, except to the extent that failure to so comply would not reasonably be expected to have a Material Adverse Effect.

     (e) ss.3.14 of the Disclosure Schedule identifies each material Benefit Arrangement. TFM has made available to KCS copies or descriptions of each material Benefit Arrangement (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof. Each Benefit Arrangement has been maintained in compliance with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations and has been maintained in good standing with applicable regulatory authorities, except to the extent that failure to so comply would not reasonably be expected to have a Material Adverse Effect.

     (f) Except as set forth on ss.3.14 of the Disclosure Schedule and except as provided in this Agreement, there is no contract, plan or arrangement (written or otherwise) to which MX or TMX are parties covering any employee or former employee of MX or TMX that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of ss.280G of the Code, to the extent that such payments would reasonably be expected to have a Material Adverse Effect.

     (g) Except as set forth on ss.3.14 of the Disclosure Schedule and except as provided in this Agreement, no employee or former employee of MX or TMX will become entitled to any bonus, retirement, severance, job security or similar benefit (including acceleration of vesting or exercise of an incentive award) as a result of the transaction contemplated hereby, to the extent that such benefits would reasonably be expected to have a Material Adverse Effect.

     3.15 LABOR MATTERS. MX and TMX are in compliance with all currently applicable legislation in the various jurisdictions where they operate, with respect to terms and conditions of employment of their workforce, including legislation governing unionized labor, and are not engaged in any unfair labor practice, failure to comply with which or engagement in which, as the case may be, would reasonably be expected to have a Material Adverse Effect. Except as disclosed in ss.3.15 of the Disclosure Schedule, (i) neither MX nor any of its Subsidiaries is a party, or is otherwise subject, to any collective bargaining agreement or other labor union contract applicable to its employees, (ii) there are no material activities or proceedings by a labor union or representative thereof to organize any employees of MX or TMX outside of the Ordinary Course of Business, (iii) there are no pending negotiations between MX or TMX and any labor union or representative thereof regarding any proposed material changes to any existing collective bargaining agreement, (iv) there are no pending, and MX and TMX have not experienced since January 1, 2000, any labor disputes, lockouts, strikes, slowdowns, work stoppages, or threats thereof which would reasonably be expected to have a Material Adverse Effect, (v) MX and TMX are not in default and have not breached in any material respect the terms of any applicable collective bargaining or other labor union contract, and there are no material grievances outstanding against MX, TMX or any of its Subsidiaries or their employees under any such agreement or contract which would reasonably be expected to have a Material Adverse Effect, (vi) there is no unfair labor practice complaint pending, or to the Knowledge of any of GTMM, TFM and the directors (appointed by TFM) and officers of MX and TMX threatened, against MX or TMX before the National Labor Relations Board or any other investigation, charge, prosecution, suit or other proceeding before any court or arbitrator or any governmental body, agency or official relating to the employees of MX or TMX or the representation thereof which would reasonably be expected to have a Material Adverse Effect, (vii) there are no claims or actions pending, or to the Knowledge of any of GTMM, TFM and the directors (appointed by TFM) and officers of MX and TMX threatened, between MX or TMX and any of their employees or labor organizations representing or seeking to represent such employees which would reasonably be expected to have a Material Adverse Effect and (viii) to the Knowledge of any of GTMM, TFM and the directors (appointed by TFM) and officers of MX and TMX, there are no facts or circumstances involving any employee that would form the basis of, or give rise to, any cause of action, including, without limitation, unlawful termination based on discrimination of any kind that would reasonably be expected to result in a Material Adverse Effect.

     3.16 POWERS OF ATTORNEY. Other than those powers of attorney approved by the Boards of Directors of either MX or TMX, to the Knowledge of any of GTMM, TFM and the directors (appointed by TFM) and officers of MX and TMX, there are no material outstanding powers of attorney executed on behalf of MX or TMX.

     3.17 INSURANCE. ss.3.17 of the Disclosure Schedule includes a list of all policies of fire, liability, product liability, workers' compensation, health and other forms of insurance presently in effect with respect to MX's and TMX's business (the "Insurance Policies"), including the named insured(s) and all beneficiaries thereunder, and true and complete copies of the Insurance Policies have been made available to KCS. Neither MX nor TMX has been refused any insurance with respect to any aspect of the operations of its business, nor has its coverage been rescinded by any insurance carrier to which it has applied for insurance or with which it has carried insurance. No notice of cancellation or termination has, as of the date of this Agreement, been received with respect to any such policy. The activities, business, and operations of MX and TMX have been conducted in such a manner so as to conform in all material respects to all material provisions of the Insurance Policies.

     3.18 LITIGATION. There are no legal, administrative, arbitral or other proceedings (including disciplinary proceedings), claims, suits, actions or governmental or regulatory investigations of any nature that are pending or, to the knowledge of GTMM, TFM, MX or TMX threatened against MX or TMX or any of their officers, directors or properties which would reasonably be expected to have a Material Adverse Effect or that challenge the validity or propriety of the transactions contemplated by this Agreement. There is no injunction, order, judgment or decree imposed upon MX or TMX, or any material portion of the assets or business of MX or TMX.

     3.19 ENVIRONMENTAL MATTERS. MX and TMX (i) are in compliance with, and are not subject to any liability under applicable Environmental Laws; (ii) hold all Environmental Permits necessary to conduct their current operations and (iii) are in compliance with their respective Environmental Permits, except where the failure to hold or be in compliance with such Environmental Permits would not be expected to have a Material Adverse Effect. Except as would not reasonably be expected to have a Material Adverse Effect on MX or TMX, neither GTMM, TFM, MX nor TMX has received any written notice, demand, letter, claim or request for information alleging that MX or TMX may be in violation of, or have liability under, any Environmental Law. Neither MX nor TMX (x) has entered into or agreed to any consent decree or order or is subject to any judgment, decree or judicial order relating to compliance with Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials and no investigation, litigation or other proceeding is pending or, to the Knowledge of GTMM and TFM, threatened, with respect thereto or (y) is an indemnitor or has assumed liability in connection with any pending demand, notice, claim, or other allegation, or to the Knowledge of GTMM and TFM, any claim threatened, by or against any third-party relating to any liability under any Environmental Law or relating to any Hazardous Materials. None of the real property owned or leased from/to or operated by MX or TFM is listed or, to the Knowledge of GTMM and TFM, proposed for listing, on any list of sites maintained by any competent governmental authority requiring investigation or cleanup.


                                   ARTICLE IV.
                            COVENANTS OF GTMM AND TFM

     4.1 CONDUCT OF MX AND TMX THROUGH INITIAL CLOSING DATE. Except as otherwise expressly set forth in this Agreement, during the period from the date of this Agreement through the Initial Closing Date, GTMM and TFM will not cause or permit MX or TMX to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, neither MX nor TMX will declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock. GTMM and TFM will use their commercially reasonable efforts to cause each of MX and TMX to keep its business and properties substantially intact, including its present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

     4.2 ACCESS TO INFORMATION. From the date of this Agreement through the Initial Closing Date, GTMM and TFM give (and will cause each of MX and TMX to give) KCS, its counsel, financial advisors, auditors and other authorized representatives full access to the offices, properties, books and records of MX and TMX, will furnish to KCS, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request, and GTMM and TFM will cooperate (and will instruct the employees, counsel and financial advisors of MX and TMX to cooperate) with KCS in its investigation of the business of MX and TMX, as the case may be. KCS will treat and hold as such any Confidential Information it receives from any of GTMM, TFM, MX and TMX in the course of the reviews contemplated by this ss.4.2, and will not use any of the Confidential Information except in connection with this Agreement.

     4.3 NOTICE OF DEVELOPMENTS. From the date of this Agreement through the Initial Closing Date, GTMM and TFM will give prompt written notice to KCS of any material adverse development causing a breach of any of the representations and warranties in Article III above. No disclosure by any Party pursuant to this ss.4.3, however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.


                                   ARTICLE V.
                            COVENANTS OF ALL PARTIES

     5.1 GENERAL. Subject to the terms and conditions of this Agreement, each of the Parties will use its commercially reasonable efforts to take all action and to do all things necessary, proper, or advisable under applicable laws and regulations in order to consummate and make effective the transaction contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article VI below).

     5.2 COOPERATION TO OBTAIN STB APPROVAL. From the date of this Agreement until such time as the Surface Transportation Board ("STB") either approves or denies KCS's request to acquire control of TMX and such an order becomes final after judicial review or failure to appeal, GTMM and TFM will cooperate with KCS, and KCS will cooperate with GTMM, and TFM, to obtain approval from the STB for KCS to acquire control of TMX.

     5.3 NOTICE OF DEVELOPMENTS. From the date of this Agreement through the Subsequent Closing Date, each Party will give prompt written notice to other all Parties of any material adverse development causing a breach by the notifying Party of any of the representations and warranties in Article II above. No disclosure by any Party pursuant to this ss.5.3, however, shall be deemed to amend or supplement Annex I or Annex II, or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.


                                   ARTICLE VI.
                        CONDITIONS TO OBLIGATION TO CLOSE

     6.1 MUTUAL CONDITIONS TO OBLIGATIONS TO CLOSE. The obligations of both KCS and TFM to consummate the transaction contemplated by this Agreement are subject to satisfaction of the following conditions:

     (a) NO GOVERNMENTAL ACTION: As of each Closing, no action shall have been taken, and no statute, rule, regulation or order shall have been enacted, adopted or issued by any state or federal government or governmental agency in the United States or Mexico that would prevent the consummation of the transaction contemplated by this Agreement.

     (b) NO LITIGATION: As of each Closing, there shall be no injunction, restraining order or order of any nature by any court of competent jurisdiction that prevents the consummation of the transaction contemplated by this Agreement.

     (c) GOVERNMENTAL APPROVALS: As of each Closing, all governmental approvals (if any) required to consummate the transaction contemplated by this Agreement shall have been obtained.

     6.2 CONDITIONS TO OBLIGATIONS OF KCS TO CLOSE. The obligations of KCS to consummate the transaction contemplated by this Agreement are subject to satisfaction, at or before each Closing, of all of the following conditions. KCS may waive in writing any or all of these conditions, in whole or in part, at or at any time prior to the applicable Closing, with or without prior notice, but no such waiver by KCS shall constitute a waiver by KCS of any condition not so waived or of any other right or remedy of KCS, at law or in equity.

     (a) PERFORMANCE: Each of GTMM and TFM shall have performed and complied in all material respects, through each Closing, with each of its respective agreements, obligations and covenants under this Agreement.

     (b) REPRESENTATIONS AND WARRANTIES: The representations and warranties made by each of GTMM and TFM in Article II of this Agreement shall be true and correct in all material respects (i) at the date when made and (ii) at each Closing. The representations and warranties made by each of GTMM and TFM concerning MX and TMX in Article III of this Agreement shall be true and correct in all material respects (i) at the date when made and (ii) at the Initial Closing Date.

     (c) CERTIFICATES: KCS shall have received certificates, reasonably satisfactory in form and substance to KCS, of officers of GTMM and TFM certifying that, to the best of each such officer's Knowledge, the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied in all respects and that the Board of Directors of each GTMM and TFM has approved the execution of this Agreement and has authorized the consummation of the transaction contemplated by this Agreement.

     (d) RESIGNATIONS: KCS shall have received the resignations, effective as of the Initial Closing, and reasonably satisfactory in form and substance to KCS, of each director of MX and TMX. Following the Initial Closing, the Trustee shall vote the Trust Stock in the Trustee's sole discretion, having due regard for the interests of the holders of the Trust Certificates and the minority shareholders in MX and TMX, to nominate and elect directors to fill those vacant director positions. The Trustee shall not, without the prior approval of the STB, vote the Trust Stock to elect any current officer or director of GTMM, GTFM, TFM, KCS, or any of their majority owned affiliates.

     6.3 CONDITIONS TO OBLIGATIONS OF TFM TO CLOSE. The obligations of TFM to consummate the transaction contemplated by this Agreement are subject to satisfaction, at or before each Closing, of all of the following conditions. TFM may waive in writing any or all of these conditions, in whole or in part, at or at any time prior to each Closing, with or without prior notice, but no such waiver by TFM shall constitute a waiver by TFM of any condition not so waived or of any other right or remedy of TFM, at law or in equity.

     (a) PERFORMANCE: KCS shall have performed and complied in all material respects, through each Closing, with each of its respective agreements, obligations and covenants under this Agreement.

     (b) REPRESENTATIONS AND WARRANTIES: The representations and warranties made by KCS in this Agreement shall be true and correct in all material respects (i) at the date when made and (ii) at each Closing.

     (c) CERTIFICATE: TFM shall have received a certificate, reasonably satisfactory in form and substance to TFM, of an officer of KCS certifying that, to the best of such officer's Knowledge, the conditions set forth in Sections 6.3(a) and 6.3(b) have been satisfied in all respects and that the Board of Directors of KCS has approved the execution of this Agreement and has authorized the consummation of the transaction contemplated by this Agreement.

     (d) FAIRNESS OPINION: TFM shall have received a fairness opinion complying with the requirements of the agreements listed in ss.6.3 of the Disclosure Schedule.


                                  ARTICLE VII.
                                REPURCHASE RIGHT

     7.1 TFM'S RIGHT TO REPURCHASE. TFM shall retain the right to repurchase all of the Transferred Shares from KCS at any time for an amount equal to the Purchase Price. Such right shall be unconditional and may be exercised in the sole discretion of TFM by written notice to KCS given by the Chairman of TFM and without any other corporate approvals of TFM or GTMM.

     (a) CLOSING OF THE REPURCHASE. Subject to any STB approval requirements, the "Repurchase Closing" shall take place on the fifth business day after receipt of such notice by KCS at such time and place as agreed to in writing by KCS and TFM. At the Repurchase Closing and subject to any STB orders or directions, TFM shall pay the Purchase Price for its repurchase of the Transferred Shares in cash by wire transfer of same day funds. At the Repurchase Closing, KCS shall deliver to TFM stock certificates representing the Transferred Shares endorsed in blank or accompanied by duly executed assignment documents or, if the Transferred Shares are being held by the Trustee pursuant to the Voting Trust Agreement, KCS shall deliver to TFM a certificate certifying that KCS has given the Trustee irrevocable instructions to deliver to TFM stock certificates representing the Transferred Shares endorsed in blank or accompanied by duly executed assignment documents.

     (b) TERMINATION OF THE REPURCHASE RIGHT. If not exercised within two years of the date of this Agreement, TFM's right to repurchase the Transferred Shares under ss.7.1 shall expire.

     (c) TERMINATION OF AGREEMENT. Upon any such repurchase, this Agreement shall automatically terminate and be of no further force or effect; provided, however, that in the event of termination of this Agreement, if TFM shall for any reason reacquire the Transferred Shares, then the parties intend for the terms and conditions of the 2002 Stock Purchase Agreement, the GTFM bylaws, and the Shareholders Agreement to become again valid and fully enforceable against the parties thereto.


                                  ARTICLE VIII.
                                COVENANTS OF KCS

     8.1 Except with the written consent of TFM, KCS shall not, for a period of five years from the date hereof, sell, lease or encumber, or permit MX to sell, lease or encumber, the northern half of the railroad bridge between Laredo and Nuevo Laredo.


                                   ARTICLE IX.
                     REMEDIES FOR BREACHES OF THIS AGREEMENT

     9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of GTMM and TFM contained in Article III above (other than ss.3.19 above) shall survive the Initial Closing hereunder and continue in full force and effect for a period of two years thereafter; PROVIDED, HOWEVER, that the representations and warranties contained in ss.3.19 above shall survive the Initial Closing hereunder and continue in full force and effect for a period of five years thereafter. All of the other representations and warranties of the
Parties contained in this Agreement (including the representations and warranties of the Parties contained in Article II above and the representations and warranties of GTMM and TFM contained in ss.3.9 above) shall survive for the applicable statutes of limitations.

     9.2 INDEMNIFICATION PROVISIONS FOR BENEFIT OF KCS.

     (a) In the event either GTMM or TFM breaches any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to ss.9.1 above, provided that KCS makes a written claim for indemnification within such survival period, then GTMM and TFM, jointly and severally, agree to indemnify KCS from and against any Adverse Consequences KCS may suffer through and after the date of the claim for indemnification (including any Adverse Consequences KCS may suffer after the end of any applicable survival period) resulting from, arising out of, or caused by the breach of any such representation or warranty or covenant.

     (b) The obligation of GTMM and TFM to indemnify KCS pursuant to ss.9.2(a) above for any breach of representation or warranty shall be limited to 51% of the Adverse Consequences and then only to the extent that such 51% of the Adverse Consequences amount to, in the aggregate, $2 million or more; provided, that for purposes of calculating this limitation on indemnification, (i) Adverse Consequences shall be calculated without regard to any Material Adverse Effect and (ii) shall not apply to any Adverse Consequences arising out of or resulting from any action or omission on the part of GTMM or TFM or any of their respective affiliates that involve a crime, fraud, willful misconduct or gross negligence.

     9.3 INDEMNIFICATION PROVISIONS FOR BENEFIT OF GTMM AND TFM. In the event KCS breaches any of its representations, warranties, and covenants contained herein, and, if there is an applicable survival period pursuant to ss.9.1 above, provided that GTMM or TFM makes a written claim for indemnification against KCS within such survival period, then KCS agrees to indemnify the claiming Party from and against the entirety of any Adverse Consequences such Party may suffer through and after the date of the claim for indemnification (including any Adverse Consequences GTMM or TFM may suffer after the end of any applicable survival period) resulting from, arising out of, relating to, in the nature of, or caused by the breach.

     9.4 DETERMINATION OF ADVERSE CONSEQUENCES. The Parties shall make appropriate adjustments for Tax consequences and insurance coverage and take into account the time cost of money in determining Adverse Consequences for purposes of this Article IX. All indemnification payments under this Article IX shall be deemed adjustments to the Purchase Price.

     9.5 SPECIFIC PERFORMANCE. Notwithstanding the indemnification provisions of this Article IX, the Parties acknowledge that monetary damages would not provide an adequate remedy in the event that one or more Parties were to fail to comply with the terms and conditions of the Agreement. Accordingly, the Parties agree that, in addition to any right to monetary damages that any Party may have at law and under the terms of this Agreement, each Party shall be entitled to the equitable remedy of specific performance in order to force any other Party to strictly comply with the terms and conditions of this Agreement.


                                   ARTICLE X.
                                   TERMINATION

     10.1 TERMINATION OF AGREEMENT. Certain of the Parties may terminate this Agreement as provided below:

     (a) this Agreement may terminated by mutual written consent of all of the Parties at any time prior to the Initial Closing;

     (b) KCS may terminate this Agreement by giving written notice to GTMM and TFM at any time prior to the Initial Closing in the event GTMM or TFM has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, KCS has notified GTMM and TFM of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach; and

     (c) GTMM and TFM may terminate this Agreement by giving written notice to KCS at any time prior to the Initial Closing in the event KCS has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, GTMM or TFM has notified KCS of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach.

     10.2 EFFECT OF TERMINATION. If any Party terminates this Agreement pursuant to ss.10.1 above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach).


                                   ARTICLE XI.
                                  MISCELLANEOUS

     11.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement, and no consent to any departure from any of such terms by any of the Parties, shall be valid unless the same shall be in writing and signed by all of the Parties (except that a permitted waiver of a Closing condition under ss. 6.2 or ss. 6.3 hereof need not be signed by all Parties). No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     11.2 ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties concerning the sale of the Transferred Shares by TFM to KCS, and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof; provided, that in the event of termination of this Agreement or if notwithstanding the occurrence of a Closing, if TFM shall for any reason reacquire the MX Shares, then the parties intend for the terms and conditions of the 2002 Stock Purchase Agreement, the GTFM bylaws, and the Shareholders
Agreement to become again valid and fully enforceable against the parties thereto.

     11.3  COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     11.4 NO THIRD-PARTY BENEFICIARIES. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     11.5 SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of all of the Parties; PROVIDED, HOWEVER, that KCS may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (ii) designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases KCS nonetheless shall remain responsible for the performance of all of its obligations hereunder).

     11.6 HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     11.7 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be made in writing (including fax communications, with delivery confirmation as provided hereunder) and delivered at the domicile or fax number of the addressee thereof, or at such other domicile as any of the Parties shall notify the other Parties in writing as provided in this Section. Any notice, request, demand, claim, or other communication hereunder shall be effective when received by the Party to whom it is addressed. All communication by fax shall be affirmatively confirmed by confirmation page from the sending fax machine and by telephonic confirmation of receipt by an officer of the receiving Party. For purposes of this Section and until changed by written notice to each of the other Parties, each of the Parties designates the domicile for receipt of notices and communications as is written below such Party's corporate name in the signature pages hereof.

     11.8 EXPENSES. Whether of not the transaction contemplated by this Agreement is consummated, all costs and expenses, including (without limitation) legal fees, consulting fees, finder's fees, investment banking fees and trustee's fees, incurred in connection with this Agreement and the transaction contemplated thereby shall be paid by the Party incurring such costs or expenses except as otherwise provided in this Agreement.

     11.9 ANNOUNCEMENTS. The Parties shall consult with one another with regard to all media releases and other announcements issued at or prior to a Closing concerning the transaction contemplated by this Agreement; and, except as may be required by applicable laws or the applicable rules and regulations of any governmental agency or stock exchange, no Party hereto shall issue any such press release or other publicity concerning the transaction contemplated by this Agreement without the prior written consent of the other Parties.

         11.10    GOVERNING LAW; DISPUTE RESOLUTION.

     (a) Resolution of any and all disputes between KCS, on the one hand, and one or more of GTMM or TFM, on the other hand (each of KCS, on the one hand, and one or more of GTMM or TFM, on the other hand, a "Dispute Party" and together, the "Dispute Parties") arising from or in connection with this Agreement or any transactions contemplated by this Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, ("Disputes") including Disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this ss.11.10; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution of Disputes hereunder.

     (b) THIS AGREEMENT, THE LEGAL RELATIONS BETWEEN THE PARTIES HERETO AND THE ADJUDICATION AND ENFORCEMENT THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE AND THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO APPLICABLE CHOICE OF LAW PROVISIONS THEREOF.

     (c) As to any Dispute which is not resolved in the ordinary course of business, the Dispute Parties shall first attempt in good faith to promptly resolve any Dispute by negotiations between executives. Either of the Dispute Parties may initiate this procedure by delivery of written notice of the Dispute (the "Dispute Notice") to the other. Not later than 20 days after delivery of the Dispute Notice, one executive of one of the Dispute Parties with authority to settle the Dispute shall meet with the one executive of the other Dispute Party with authority to settle the Dispute at a reasonably acceptable time and place, and thereafter as such executives shall deem reasonably necessary. The executives shall exchange relevant information and endeavor to resolve the Dispute. Prior to any such meeting, each Dispute Party's executive shall advise the other as to any individuals who will attend such meeting with the executive. All negotiations pursuant to this ss.11.10(c) shall be confidential and shall be treated as compromise negotiations for purposes of Rule 408 of the Federal Rules of Evidence and similarly under other local or foreign rules of evidence.

     (d) Each Dispute Party hereby agrees to submit all Disputes not resolved pursuant to ss.11.10(c) hereof to final and binding arbitration in New York, New York. Either Dispute Party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other Dispute Party not sooner than 60 days after the date of delivery of the Dispute Notice but promptly thereafter; provided, that if a Dispute Party rejects participation in the procedures provided under ss.11.10(c), the other Dispute Party may initiate arbitration at such earlier time as such rejection shall become reasonably apparent, and, whenever arbitration is initiated, may seek recovery of any damages or expenses arising from such rejection, including attorney's fees and expenses, Arbitration Costs (as defined below) in connection with arbitration hereunder.

          (i) Three Arbitrators shall be appointed (the "Arbitrators"), one of whom shall be appointed by KCS, one by GTMM, and the third of whom, who shall act as the chairman of the arbitral tribunal, shall be appointed by the first two Arbitrators within 10 business days of the first two Arbitrators confirmation by the American Arbitration Association. If either Dispute Party fails to appoint an Arbitrator within 10 business days of a request in writing by the other Dispute Party to do so or if the first two Arbitrators cannot agree on the appointment of the third Arbitrator within 10 business days of their confirmation by the American Arbitration
     Association, then such Arbitrator shall be appointed by the American Arbitration Association in accordance with its International Arbitration Rules. As soon as the arbitration tribunal has been convened, a hearing date shall be set within 15 days thereafter; provided, that the Arbitrators may extend the date of the hearing upon request of any Dispute Party to the extent necessary to insure that such Dispute Party is given a reasonable period of time to prepare for the hearing. Written submittals in the English language shall be presented and exchanged by both Dispute Parties five business days before the hearing date. At such time the Dispute Parties shall also exchange copies of all documentary evidence upon which they will rely at the arbitration hearing and a list of the witnesses whom they intend to call to testify at the hearing. The Arbitrators shall make their determination as promptly as practicable after conclusion of the hearing.

          (ii) The arbitration shall be conducted in the English language pursuant to the Commercial Arbitration Rules of American Arbitration Association. Notwithstanding the foregoing, (A) each Dispute Party shall have the right to audit the books and records of the other Dispute Party that are reasonably related to the Dispute; (B) each Dispute Party shall provide to the other, reasonably in advance of any hearing, copies of all documents which a Dispute Party intends to present in such hearing; (C) all hearings shall be conducted on an expedited schedule; and (D) all proceedings shall be confidential, except that either Dispute Party may at its expense make a stenographic record thereof.

          (iii) The Arbitrators shall endeavor to complete all hearings not later than 120 days after their tribunal has been convened, and shall make a final award as promptly as practicable thereafter. Such award shall be communicated, in writing, by the Arbitrators to the Dispute Parties, and shall contain specific findings of fact and conclusions of law in accordance with the governing law set forth in ss.11.10(c) of this Agreement. Any award of such Arbitrators shall be final and binding upon the Parties to this Agreement and shall not be attacked by any of the Parties to this Agreement in any court of law and may be enforced in any court having jurisdiction, including expressly the courts of the State of Delaware, United States of America, and the courts of the Federal District of Mexico. The Arbitrators shall apportion all costs and expenses of the arbitration, including the Arbitrators' fees and expenses, fees and expenses of experts and fees and expenses of translators ("Arbitration Costs") between the prevailing and non-prevailing Dispute Party as the Arbitrators shall deem fair and reasonable. In circumstances where (A) a Dispute has been asserted or defended against on grounds that the Arbitrators deem manifestly unreasonable, or (B) the non-prevailing Dispute Party has rejected participation in procedures under ss.11.10(c), the Arbitrators may assess all Arbitration Costs against the non-prevailing Dispute Party and may include in the award the prevailing Dispute Party's attorney's fees and expenses in connection with any and all proceedings under this ss.11.10. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

     (e) Pursuant to an agreement of the Parties or a judicial determination that a Dispute is not subject to final and binding arbitration as set forth in ss.11.10, KCS and each of GTMM and TFM irrevocably agrees that any legal action or proceeding against it with respect to this Agreement and any transaction contemplated by this Agreement shall be brought only in the courts of the State of Delaware, or of Federal courts of the United States of America sitting in Delaware, and by execution and delivery of this Agreement, KCS and each of GTMM and TFM irrevocably submits to the venue and jurisdiction of each such court and irrevocably waives any objection or defense such party may have to venue or personal jurisdiction in any such court for the purpose of resolving any claim, dispute, cause of action arising out of or related to this Agreement (including any claim that the suit or action has been brought in an inconvenient forum and any right to which it may become entitled on account of place of residence or domicile), the alleged breach of this Agreement, the enforcement of the terms of this Agreement and the other terms contemplated hereby. A final judgment in any suit, action or proceeding shall be conclusive and may be enforced in any court where jurisdiction over the Parties may be had or in which the Parties are subject to service of process.

     (f) Each of the Parties irrevocably appoints CT Corporation (the "Process Agent"), at 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801 (302-658-7581), as its agent and true and lawful attorney-in-fact in its name, place and stead to accept on behalf of each of the Parties and their respective properties and revenues, service of copies of the summons and complaint and any other process which may be served in any such suit, action or proceeding brought in the State of Delaware, and each of the Parties agrees that failure of the Process Agent to give any notice of any such service of process to any of the Parties shall not impair or affect the validity of such service or the enforcement of any judgment based thereon.

     11.11 SEVERABILITY. If any one or more of the provisions contained in this Agreement or in any document executed in connection herewith shall be held invalid, illegal or unenforceable under applicable law, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired and shall remain in full force and effect.

     11.12   CONSTRUCTION.   The  Parties  have  participated   jointly  in  the
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     11.13 INCORPORATION OF EXHIBITS, ANNEXES, AND SCHEDULES. The Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.


                                  ARTICLE XII.
                                   DEFINITIONS

     "ADVERSE CONSEQUENCES" means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, Taxes, Liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

     "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

     "ARBITRATION COSTS" has the meaning set forth in ss.11.10(d) above.

     "ARBITRATION DEMAND" has the meaning set forth in ss.11.10(d) above.

     "ARBITRATORS" has the meaning set forth in ss.11.10(d) above.

     "BENEFIT ARRANGEMENT" means any employment, severance or similar contract or arrangement (whether or not written) or any plan, policy, fund, program or contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-assured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that
(i) is not an Employee Plan, (ii) is entered into, maintained, administered or contributed to, by MX or TMX or any of their ERISA Affiliates, and (iii) covers any employee or former employee of MX or TMX.

     "CLOSING" has the meaning set forth in ss.1.2 above.

     "CLOSING DATE" has the meaning set forth in ss.1.2 above.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "CONFIDENTIAL INFORMATION" means, with respect to MX or TMX, all proprietary and confidential business information and data of MX or TMX that is not generally known by or readily ascertainable by or available to, on a legal or authorized basis, the general public; provided, however, that "Confidential Information" shall not include any information: (a) which is already known by the receiving Party; or (b) which before being divulged by the disclosing Party
(i) has become generally known to the public through no wrongful act of the receiving Party or its representatives or agents, (ii) has been received by the receiving Party from a third party without (to the receiving Party's knowledge) restriction on disclosure and without (to the receiving Party's knowledge) a breach by the third party of an obligation of confidentiality, or (iii) is independently developed by the receiving Party without use of the Confidential Information received from a disclosing Party.

     "DISCLOSURE SCHEDULE" has the meaning set forth in Article III above.

     "DISPUTE NOTICE" has the meaning set forth in ss.11.10(c) above.

     "DISPUTE PARTIES" has the meaning set forth in ss.11.10(a) above.

     "DISPUTE PARTY" has the meaning set forth in ss.11.10(a) above.

     "DISPUTES" has the meaning set forth in ss.11.10(a) above.

     "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" (as such term is defined in ERISA ss.3(3)) and any other employee benefit plan, program or arrangement of any kind maintained by MX and TMX.

     "EMPLOYEE PLAN" means any "employee benefit plan", as defined in ss.3(3) of ERISA, that (i) is subject to any provision of ERISA, (ii) is maintained, administered or contributed to by MX or TMX or any of their ERISA Affiliates, and (iii) covers any employee or former employee of MX or TMX.

     "ENVIRONMENTAL LAWS" means any applicable federal, state, local, provincial or foreign law (including, without limitation, common law), treaty, judicial decision, regulation, rule, judgment, order, decree, injunction, permit, or legally binding governmental restriction or requirement, or any legally binding agreement with any governmental authority or other third party, relating to human health and safety (as relating to the environment), the environment or, as impacting human health or the environment, to pollutants, contaminants, wastes or chemicals or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substances, wastes or materials.

     "ENVIRONMENTAL PERMITS" means, as to any entity, all permits, licenses, franchises, certificates, approvals and other similar authorizations of governmental authorities required by Environmental Laws regarding the business of such entity as currently conducted.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA AFFILIATE" means each entity which is treated as a single employer with MX for purposes of Code ss.414.

     "FINANCIAL STATEMENT" has the meaning set forth in ss.3.5 above.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "GTFM" has the meaning set forth in the Recitals above.

     "GTMM" has the meaning set forth in the preface above.

     "HAZARDOUS SUBSTANCES" means, in each case as regulated under any Environmental Law, any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics, including, without limitation, petroleum, its derivatives, by-products and other hydrocarbons, and any substance, waste or material regulated under any Environmental Law.

     "INCOME TAX" means any federal, state, local, or foreign income tax, including any interest, penalty, or addition thereto, whether disputed or not.

     "INITIAL CLOSING" has the meaning set forth in ss.1.2 above.

     "INITIAL CLOSING DATE" has the meaning set forth in ss.1.2 above.

     "INITIAL PURCHASE PRICE" has the meaning set forth in ss.1.3 above.

     "INITIALLY TRANSFERRED SHARES" has the meaning set forth in the Recitals above.

     "KCS CREDIT AGREEMENT" means the Amended and Restated Agreement dated as of June 12, 2002 among Kansas City Southern, The Kansas City Southern Railway Company, the Lenders Party thereto, and J.P.Morgan Chase Bank, Administrative Agent.

     "KCSR" has the meaning set forth in the Recitals above.

     "KNOWLEDGE" means actual knowledge after reasonable investigation.

     "LIEN" means, with respect to any asset, any mortgage, pledge, encumbrance, charge, or other security interest of any kind in respect of such asset, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable , (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "MATERIAL ADVERSE EFFECT" means, with respect to MX, a change, event or occurrence that has had, or is reasonably likely to have, a material adverse effect on the business, assets, properties, liabilities, financial condition or results of operations of MX and its Subsidiaries, taken as a whole, other than any change, event or occurrence resulting from (i) changes in the railroad industry in the United States or Mexico generally, (ii) changes in general economic conditions in the United States or the securities markets in general,
(iii) terrorist activities or the commencement or escalation of any war or armed hostilities, which do not disproportionately affect MX or its Subsidiaries, or
(iv) performance of this Agreement in accordance with its terms.

     "MM" has the meaning set forth in the Recitals above.

     "MOST RECENT BALANCE SHEET" means the balance sheet contained within the Most Recent Financial Statements.

     "MOST RECENT FINANCIAL STATEMENTS" has the meaning set forth in ss.3.5 above.

     "MOST RECENT FISCAL MONTH END" has the meaning set forth in ss.3.5 above.

     "MOST RECENT FISCAL YEAR END" has the meaning set forth in ss.3.5 above.

     "MULTIEMPLOYER PLAN" means a multiemployer plan, as defined in ss.3(37) of ERISA, which is subject to ss.4022A of ERISA.

     "MX" has the meaning set forth in the Recitals above.

     "MX SHARES" has the meaning set forth in the Recitals above.

     "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "PARTY" has the meaning set forth in the preface above.

     "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "PROCESS AGENT" has the meaning set forth in ss.11.10(f) above.

     "PURCHASE OPTION" has the meaning set forth in ss.1.4 above.

     "PURCHASE PRICE" has the meaning set forth in ss.1.3 above.

     "SHAREHOLDERS AGREEMENT" means the Agreement dated May 1997 by and among KCS, Caymex Transportation, Grupo Servia, S.A. de C.V., Transportacion Maritima Mexicana, S.A. de C.V. and TMM Multimodal, S.A. de C.V.

     "SUBSEQUENT CLOSING" has the meaning set forth in ss.1.2 above.

     "SUBSEQUENTLY TRANSFERRED SHARES" has the meaning set forth in the Recitals above.

     "SUBSIDIARY" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

     "SURFACE TRANSPORTATION BOARD" OR "STB" shall mean that government agency that administers the ICC Termination Act of 1995 Pub. L. No. 104-88, 109 Stat. 803, enacted December 29, 1995.

     "TAX" means any federal, state, local, or foreign tax, including any interest, penalty, or addition thereto, whether disputed or not.

     "TFM" has the meaning set forth in the preface above.

     "TITLE IV PLAN" means an Employee Plan subject to Title IV of ERISA other than any Multiemployer Plan.

     "TMX" has the meaning set forth in the Recitals above.

     "TRANSFERRED SHARES" has the meaning set forth in the Recitals above.

                                      *****

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                                  KANSAS CITY SOUTHERN


                                  By:  /S/ M. R. HAVERTY
                                       ---------------------------------------
                                  Name:  Michael R. Haverty
                                  Title:  Chairman, President & CEO


                                  GRUPO TMM, S.A.


                                  By:  /S/ JOSE SERRANO
                                       ---------------------------------------
                                  Name:  Jose Serrano
                                  Title:  Chairman


                                  By:  /S/ JAVIER SEGOVIA
                                       ---------------------------------------
                                  Name:  Javier Segovia
                                  Title:  President


                                  TFM, S.A. de C.V.


                                  By:  /S/ MARIO MOHAR
                                       ---------------------------------------
                                  Name: Mario Mohar
                                  Title:  President


                                  By:  /S/ JAVIER SEGOVIA
                                       ---------------------------------------
                                  Name:  Javier Segovia
                                  Title:  Director

                                                                      EXHIBIT A


                        [FORM OF VOTING TRUST AGREEMENT]

                                                                        ANNEX I


          [EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES OF GTMM AND TFM
         CONCERNING THE TRANSACTION DISCLOSURE SCHEDULE: EXCEPTIONS TO
              REPRESENTATIONS AND WARRANTIES CONCERNING MX AND TMX]

                                                                       ANNEX II


         [EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES OF KCS CONCERNING
       THE TRANSACTION DISCLOSURE SCHEDULE: EXCEPTIONS TO REPRESENTATIONS
                      AND WARRANTIES CONCERNING MX AND TMX]

                                                                     APPENDIX I


                                                 DEUTSCHE BANK
                                                 Deutsche Bank Securities Inc.
                                                 Global Corporate Finance
                                                 31 West 52nd Street
                                                 New York. NY 10019-6160



                                         April 20, 2003



Board of Directors
Kansas City Southern
P O. Box 219335
427 West 12th Street
Kansas City, MO 64105

Gentlemen:

Deutsche Bank Securities Inc. ("Deutsche Bank") has acted as financial advisor to Kansas City Southern ("KCS") in connection with KCS's proposed acquisition from TMM Multimodal, S.A. de C.V. ("MM") of all of the shares MM owns in Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (the "Company") pursuant to the Acquisition Agreement, dated as of April 20, 2003, among the Company, Grupo TMM, S.A. ("TMM"), TMM Holdings, S.A. de C.V., a wholly owned subsidiary of TMM ("TMMH"), MM, a wholly owned subsidiary of TMMH, KCS and Kara Sub, Inc., a wholly owned subsidiary of KCS ("Kara Sub") (the "Acquisition Agreement"). As set forth more fully in the Acquisition Agreement, KCS will, through a series of steps, acquire from MM all of the shares MM owns in the Company (the "Transaction") for an aggregate consideration of (i) $200 million in cash provided that KCS may, at its option, elect to pay up to $80 million of such amount by delivering to MM a number of shares of KCS common stock ("KCS Common Stock') or KCS class A common stock ("KCS Class A Stock") determined by dividing the amount that KCS elects to pay other than in cash by $12.50, (ii) 18 million shares of Kara Class A Stock, and (iii) the VAT Contingency Payment (as defined in the Acquisition Agreement) (the foregoing consideration collectively, the "Consideration"). The terms and conditions of the Transaction, including the terms of the VAT Contingency Payment, are more fully set forth in the Acquisition Agreement.

You nave requested Deutsche Bank's opinion, as investment bankers, as to the fairness, from a financial point of view, to KCS of the Consideration.

In connection with Deutsche Bank's role as financial advisor to KCS, and in arriving at its opinion, Deutsche Bank has reviewed certain publicly available financial and other information concerning the Company and KCS and certain internal analyses and other information furnished to it by the Company and KCS. Deutsche Bank has also held discussions with members of the senior management of KCS regarding the businesses and prospects of both companies and the joint prospects of a combined company. In addition, Deutsche Bank has (i) reviewed the reported prices and trading activity for KCS Common Stock, (ii) compared certain financial and stock market information for KCS with similar information for certain other companies whose securities are publicly traded, (iii) reviewed the financial terms of certain recent business combinations which it deemed comparable in whole or in part, (iv) reviewed the terms of the Acquisition Agreement, the Stockholders Agreement by and among KCS, TMM, TMMH and MM, the Registration Rights Agreement among KCS, TMM, TMMH and MM, the Consulting Agreement (as defined in the Acquisition Agreement), and the Agreement of Assignment of Assumption of Rights, Duties and Obligations among KCS, TMM and the Company, and (v) performed such other studies and analyses and considered such other factors as it deemed appropriate.

Deutsche Bank has not assumed responsibility for independent verification of, and has not independently verified, any information, whether publicly available or furnished to it, concerning the Company or KCS, including, without limitation, any financial information, forecasts or projections considered in connection with the rendering of its opinion. Accordingly, for purposes of its opinion, Deutsche Bank has assumed and relied upon the accuracy and completeness of all such information and Deutsche Bank has not conducted a physical inspection of any of the properties or assets, and has not prepared or obtained any independent evaluation or appraisal of any of the assets or liabilities, of the Company or KCS. With respect to the financial forecasts and projections made available to Deutsche Bank and used in its analyses, Deutsche Bank has assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company or KCS, as the case may be, as to the matters covered thereby. In rendering its opinion, Deutsche Bank expresses no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. Deutsche Bank's opinion is necessarily based upon economic, market and other conditions as in effect on, and the information made available to it as of, the date hereof.

For purposes of rendering its opinion, Deutsche Bank has assumed that, in all respects material to its analysis, the representations and warranties of each of the parties to the Acquisition Agreement contained in the Acquisition Agreement are true and correct, each of the parties to the Acquisition Agreement will perform all of the covenants and agreements to be performed by it under the Acquisition Agreement and all conditions to the obligations of each of the parties to the Acquisition Agreement to consummate the Transaction will be satisfied without any waiver thereof. Deutsche Bank has also assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Transaction will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, or any amendments, modifications or waivers to any agreements, instruments or orders to which either KCS or the Company is a party or is subject or by which it is bound, no limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have a material adverse effect on KCS or the Company or materially reduce the contemplated benefits of the Transaction to KCS.

For purposes of rendering its opinion, Deutsche Bank has, with your consent, assumed that, on or prior to the closing of the Transaction, financing sufficient to enable KCS to pay the Consideration due at closing in accordance with the terms of the Acquisition Agreement will be consummated on reasonable and customary terms. Deutsche Bank has also assumed that the VAT Payment (as defined in the Acquisition Agreement) shall be equal to or greater than the Put Purchase Price (as defined in the Acquisition Agreement), if any, and shall be received on or prior to the date on which any Put Purchase Price becomes payable

This opinion is addressed to, and for the use and benefit of, the Board of Directors of KCS and is not a recommendation to the stockholders of KCS to approve the Transaction or the issuance of shares of KCS Common Stock or KCS Class A Stock in the Transaction. This opinion is limited to the fairness, from a financial point of view, to KCS of the Consideration, and Deutsche Bank expresses no opinion as to the merits of the underlying decision by KCS to engage in the Transaction. This opinion does not in any manner address the prices at which shares of KCS Common Stock may trade after the announcement or consummation of the Transaction.

Deutsche Bank will be paid a fee for its services as financial advisor to KCS in connection with the Transaction, a substantial portion of which is contingent upon consummation of the Transaction. In addition, as more fully described in an engagement letter between KCS and Deutsche Bank, dated December 20, 2002, KCS has agreed that Deutsche Bank will serve in a preferred senior role in connection with certain public or private offerings of securities for the purpose of effecting, or otherwise related to or arising from, the Transaction. We are an affiliate of Deutsche Bank AG (together with its affiliates, the "DB Group"). One or more members of the DB Group have, from time to time, provided investment banking to KCS or its affiliates for which it has received compensation. One or more members of the DB Group have, from time to time, provided commercial banking (including extension of credit) to the Company or its affiliates for which it HAS received compensation. In the ordinary course of business, members of the DB Group may actively trade in the securities and other instruments and obligations of KCS and TMM for their own accounts and for the accounts of their customers. Accordingly, the DB Group may at any time hold a long or short position in such securities, instruments and obligations.

Based upon and subject to the foregoing, it is Deutsche Bank's opinion as investment bankers that, as of the date hereof, the Consideration is fair, from a financial point of view, to KCS.

                                        Very truly yours,

                                        /s/ Deutsche Bank Securities Inc.


                                        DEUTSCHE BANK SECURITIES INC.

                              KANSAS CITY SOUTHERN
                         SPECIAL MEETING OF SHAREHOLDERS
                                  ____ __, 2003

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

     1.   VOTE BY INTERNET
     2.   VOTE BY PHONE
     3.   VOTE BY MAILING YOUR VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------
YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.EPROXYVOTE.COM/KSU4K AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.

PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, ____ __, 2003. YOUR INTERNET VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
     3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR VOTING INSTRUCTION CARD BELOW.
     4.   FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, ____ __, 2003. YOUR TELEPHONE VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.


VOTE BY MAIL
------------
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED VOTING INSTRUCTION CARD.
     3.   SIGN AND DATE THE VOTING INSTRUCTION CARD.
     4. DETACH AND RETURN THE VOTING INSTRUCTION CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                             THANK YOU FOR YOUR VOTE

                                   (TEAR HERE)
                              ---------------------

 CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
            THE KANSAS CITY SOUTHERN 401(K) AND PROFIT SHARING PLAN.





                     Signature                          Date             , 2003
                              -------------------------      ------------
                              PLEASE SIGN EXACTLY AS NAME APPEARS.

                                         (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Special Meeting of Stockholders to be held on ______, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Special Meeting and matters incidental to such meeting.

1.   Amendment of Restated Certificate of Incorporation of KCS, in     3.  Restatement of Restated Certificate of Incorporation of
     connection with the proposed acquisition.                             KCS.

     [ ] FOR          [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

2.  Amendment of Restated Certificate of Incorporation of KCS to       4.  Proposed Issuance of Class A Convertible Common Stock and
    simplify and update the Restated Certificate of Incorporation.         Common Stock.

    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
         SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING
          INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                              KANSAS CITY SOUTHERN
                         SPECIAL MEETING OF SHAREHOLDERS
                                  ____ __, 2003

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

     1.   VOTE BY INTERNET
     2.   VOTE BY PHONE
     3.   VOTE BY MAILING YOUR VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------
YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.EPROXYVOTE.COM/KSUDE AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.


PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, ____ __, 2003. YOUR INTERNET VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
     3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR VOTING INSTRUCTION CARD BELOW.
     4.   FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, ____ __, 2003. YOUR TELEPHONE VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.


VOTE BY MAIL
------------
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED VOTING INSTRUCTION CARD.
     3.   SIGN AND DATE THE VOTING INSTRUCTION CARD.
     4. DETACH AND RETURN THE VOTING INSTRUCTION CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                             THANK YOU FOR YOUR VOTE

                                   (TEAR HERE)
                              ---------------------

       CONFIDENTIAL VOTING INSTRUCTIONS TO UMB BANK, N.A. AS TRUSTEE UNDER
             THE EMPLOYEE STOCK OWNERSHIP PLAN OF DST SYSTEMS, INC.



                    Signature                          Date             , 2003
                              -------------------------      ------------
                              PLEASE SIGN EXACTLY AS NAME APPEARS.

                                         (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Special Meeting of Stockholders to be held on ____ __, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Special Meeting and matters incidental to such meeting.


1.   Amendment of Restated Certificate of Incorporation of KCS, in     3.  Restatement of Restated Certificate of Incorporation of
     connection with the proposed acquisition.                             KCS.

     [ ] FOR          [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

2.  Amendment of Restated Certificate of Incorporation of KCS to       4.  Proposed Issuance of Class A Convertible Common Stock and
    simplify and update the Restated Certificate of Incorporation.         Common Stock.

    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
         SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING
          INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105



                                  ____ __, 2003




Dear Participant in the Profit Sharing Plan portion of the Janus 401(k) Plan:

     Enclosed is your voting instruction card in connection with the Special Meeting of Stockholders of KCS to be held on ____ __, 2003, which instructs Charles Schwab Trust Company as Trustee of the Janus 401(k), Profit Sharing and Employee Stock Ownership Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

     Please DO NOT DELIVER THIS CARD TO THE COMPANY, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                     Thank you,




                                     Michael R. Haverty
                                     Chairman of the Board,
                                     President and Chief Executive Officer




                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)
                                   (CUT HERE)
                              ---------------------


      CONFIDENTIAL VOTING INSTRUCTIONS TO CHARLES SCHWAB TRUST COMPANY AS
       TRUSTEE UNDER THE JANUS 401(K), PROFIT SHARING AND EMPLOYEE STOCK
                                 OWNERSHIP PLAN



                    Signature                          Date             , 2003
                              -------------------------      ------------
                              PLEASE SIGN EXACTLY AS NAME APPEARS.

                                         (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (CUT HERE)
                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Special Meeting of Stockholders to be held on ____ __, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Special Meeting and matters incidental to such meeting.

1.   Amendment of Restated Certificate of Incorporation of KCS, in     3.  Restatement of Restated Certificate of Incorporation of
     connection with the proposed acquisition.                             KCS.

     [ ] FOR          [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

2.  Amendment of Restated Certificate of Incorporation of KCS to       4.  Proposed Issuance of Class A Convertible Common Stock and
    simplify and update the Restated Certificate of Incorporation.         Common Stock.

    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
         SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING
          INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105



                                  ____ __, 2003




Dear Participant in the MidSouth Rail Union 401(k) Retirement Savings Plan:

     Enclosed is your voting instruction card in connection with the Special Meeting of Stockholders of KCS to be held on ______, 2003, which instructs Nationwide Trust Company as Trustee of the MidSouth Rail Union 401(k) Retirement Savings Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

     Please DO NOT DELIVER THIS CARD TO THE COMPANY, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                  Thank you,




                                  Michael R. Haverty
                                  Chairman of the Board,
                                  President and Chief Executive Officer




                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)
                                   (TEAR HERE)

     CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
          UNDER THE MIDSOUTH RAIL UNION 401(K) RETIREMENT SAVINGS PLAN



                     Signature                          Date             , 2003
                              -------------------------      ------------
                              PLEASE SIGN EXACTLY AS NAME APPEARS.

                                         (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                   (TEAR HERE)

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Special Meeting of Stockholders to be held on ____ __, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Special Meeting and matters incidental to such meeting.

1.   Amendment of Restated Certificate of Incorporation of KCS, in     3.  Restatement of Restated Certificate of Incorporation of
     connection with the proposed acquisition.                             KCS.

     [ ] FOR          [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

2.  Amendment of Restated Certificate of Incorporation of KCS to       4.  Proposed Issuance of Class A Convertible Common Stock and
    simplify and update the Restated Certificate of Incorporation.         Common Stock.

    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
         SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING
          INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105



                                  ____ __, 2003




Dear Participant in The Kansas City Southern Railway Company Union 401(k) Plan:

     Enclosed is your voting instruction card in connection with the Special Meeting of Stockholders of KCS to be held on ____ __, 2003, which instructs Nationwide Trust Company as Trustee of The Kansas City Southern Railway Company Union 401(k) Plan, how to vote the shares of KCS common stock allocated to your 401(k) account.

     Please DO NOT DELIVER THIS CARD TO THE COMPANY, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                     Thank you,




                                     Michael R. Haverty
                                     Chairman of the Board,
                                     President and Chief Executive Officer




                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)
                                   (TEAR HERE)


    CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
        UNDER THE KANSAS CITY SOUTHERN RAILWAY COMPANY UNION 401(K) PLAN



                     Signature                          Date             , 2003
                              -------------------------      ------------
                              PLEASE SIGN EXACTLY AS NAME APPEARS.

                                         (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                   (TEAR HERE)

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Special Meeting of Stockholders to be held on ____ __, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Special Meeting and matters incidental to such meeting.

1.   Amendment of Restated Certificate of Incorporation of KCS, in     3.  Restatement of Restated Certificate of Incorporation of
     connection with the proposed acquisition.                             KCS.

     [ ] FOR          [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

2.  Amendment of Restated Certificate of Incorporation of KCS to       4.  Proposed Issuance of Class A Convertible Common Stock and
    simplify and update the Restated Certificate of Incorporation.         Common Stock.

    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
         SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING
          INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                              KANSAS CITY SOUTHERN
                         SPECIAL MEETING OF SHAREHOLDERS
                                  ____ __, 2003

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

     1.   VOTE BY INTERNET
     2.   VOTE BY PHONE
     3.   VOTE BY MAILING YOUR PROXY IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------
YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.EPROXYVOTE.COM/KSU AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.


PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, ____ __, 2003. YOUR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

        IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
     3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR PROXY CARD BELOW.
     4.   FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, ____ __, 2003. YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD.

       IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY BY MAIL.


VOTE BY MAIL
------------
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2.   MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED PROXY CARD.
     3.   SIGN AND DATE THE PROXY CARD.
     4.   DETACH  AND  RETURN  THE  PROXY  CARD  IN THE  POSTAGE  PAID  ENVELOPE
          PROVIDED.

                             THANK YOU FOR YOUR VOTE


                                   (TEAR HERE)
                              ---------------------
                              KANSAS CITY SOUTHERN                        PROXY



     This proxy confers discretionary authority as described, and may be revoked in the manner described, in the Proxy Statement dated ____ __, 2003, receipt of which is hereby acknowledged.

            Signature                                    Date             , 2003
                      ----------------------------------     -------------

            Signature                                    Date             , 2003
                      ----------------------------------     -------------
            Please sign exactly as name(s) appear. All joint owners should sign. Executors, administrators, trustees, guardians, attorneys-in-fact, and officers of corporate stockholders should indicate the capacity in which they are signing. Please indicate whether you plan to attend the Special Meeting:
                                      [ ]  WILL ATTEND      [ ]  WILL NOT ATTEND
                                              (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                   (TEAR HERE)
                              --------------------
                              KANSAS CITY SOUTHERN                         PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  A. Edward Allinson,  Michael
G. Fitt and Michael R. Haverty, or any one of them, are hereby authorized, with full power of substitution, to vote the shares of stock of Kansas City Southern entitled to be voted by the stockholder(s) signing this proxy at the Special Meeting of Stockholders to be held on ____ __, 2003, or any adjournment thereof, as specified herein and in their discretion on all other matters that are properly brought before the Special Meeting. IF NO CHOICE IS SPECIFIED, SUCH PROXIES WILL VOTE "FOR" THE PROPOSALS.

1.   Amendment of Restated Certificate of Incorporation of KCS, in     3.  Restatement of Restated Certificate of Incorporation of
     connection with the proposed acquisition.                             KCS.

     [ ] FOR          [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

2.  Amendment of Restated Certificate of Incorporation of KCS to       4.  Proposed Issuance of Class A Convertible Common Stock and
    simplify and update the Restated Certificate of Incorporation.         Common Stock.

    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


                              KANSAS CITY SOUTHERN
                         SPECIAL MEETING OF SHAREHOLDERS
                                  ____ __, 2003

                             YOUR VOTE IS IMPORTANT!

YOU CAN VOTE IN ONE OF THREE WAYS:

     1.   VOTE BY INTERNET
     2.   VOTE BY PHONE
     3.   VOTE BY MAILING YOUR VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.


VOTE BY INTERNET
----------------
YOUR INTERNET VOTE IS QUICK, CONVENIENT AND YOUR VOTE IS IMMEDIATELY SUBMITTED. JUST FOLLOW THESE EASY STEPS:

     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. VISIT OUR INTERNET VOTING SITE AT HTTP://WWW.EPROXYVOTE.COM/KSUEP AND FOLLOW THE INSTRUCTIONS ON THE SCREEN.


PLEASE NOTE THAT ALL VOTES CAST BY INTERNET MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, ____ __, 2003. YOUR INTERNET VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.


IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.


VOTE BY TELEPHONE
-----------------
YOUR TELEPHONE VOTE IS QUICK, EASY AND IMMEDIATE.  JUST FOLLOW THESE EASY STEPS:
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. ON A TOUCH - TONE TELEPHONE CALL TOLL FREE 1-800-758-6973 AND FOLLOW THE INSTRUCTIONS.
     3. WHEN INSTRUCTED, ENTER THE CONTROL NUMBER, WHICH IS PRINTED ON THE LOWER RIGHT-HAND CORNER OF YOUR VOTING INSTRUCTION CARD BELOW.
     4.   FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

PLEASE NOTE THAT ALL VOTES CAST BY TELEPHONE MUST BE SUBMITTED PRIOR TO 5:00 P.M. CENTRAL TIME, ____ __, 2003. YOUR TELEPHONE VOTE INSTRUCTS THE TRUSTEE OF THE PLAN HOW TO VOTE THE SHARES OF KANSAS CITY SOUTHERN ALLOCATED TO YOUR ACCOUNT UNDER THE PLAN.

IF YOU VOTE BY TELEPHONE, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD BY MAIL.


VOTE BY MAIL
------------
     1.   READ THE ACCOMPANYING PROXY STATEMENT.
     2. MARK YOUR VOTE ON THE REVERSE SIDE OF THE ATTACHED VOTING INSTRUCTION CARD.
     3.   SIGN AND DATE THE VOTING INSTRUCTION CARD.
     4. DETACH AND RETURN THE VOTING INSTRUCTION CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

                             THANK YOU FOR YOUR VOTE

                                   (TEAR HERE)
                              ---------------------


  CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE UNDER
             THE KANSAS CITY SOUTHERN EMPLOYEE STOCK OWNERSHIP PLAN



                    Signature                          Date             , 2003
                              -------------------------      ------------
                              PLEASE SIGN EXACTLY AS NAME APPEARS.

                                         (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

                                   (TEAR HERE)
                              --------------------

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Special Meeting of Stockholders to be held on ____ __, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Special Meeting and matters incidental to such meeting.

1.   Amendment of Restated Certificate of Incorporation of KCS, in     3.  Restatement of Restated Certificate of Incorporation of
     connection with the proposed acquisition.                             KCS.

     [ ] FOR          [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

2.  Amendment of Restated Certificate of Incorporation of KCS to       4.  Proposed Issuance of Class A Convertible Common Stock and
    simplify and update the Restated Certificate of Incorporation.         Common Stock.

    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


   IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
          SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING
           INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.

                              KANSAS CITY SOUTHERN
                              427 WEST 12TH STREET
                           KANSAS CITY, MISSOURI 64105



                                  ____ __, 2003



Dear Participant in the Gateway Western Railway Union 401(k) Plan:

     Enclosed is your voting instruction card in connection with the Special Meeting of Stockholders of KCS to be held on ____ __, 2003, which instructs Nationwide Trust Company as Trustee of the Gateway Western Railway Union 401(k), how to vote the shares of KCS common stock allocated to your 401(k) account.

     Please DO NOT DELIVER THIS CARD TO THE COMPANY, as your vote is confidential. Your card should be returned to UMB Bank, N.A., Securities Transfer Division, P.O. Box 410064, Kansas City, Missouri 64179-0013, in the enclosed postage-paid return envelope at your earliest convenience.

                                      Thank you,




                                      Michael R. Haverty
                                      Chairman of the Board,
                                      President and Chief Executive Officer




                PLEASE SEE REVERSE SIDE FOR PROPOSALS TO BE VOTED
        (Date, sign and return promptly in the prepaid envelope enclosed)
                                   (TEAR HERE)



    CONFIDENTIAL VOTING INSTRUCTIONS TO NATIONWIDE TRUST COMPANY AS TRUSTEE
              UNDER THE GATEWAY WESTERN RAILWAY UNION 401(K) PLAN




                     Signature                          Date             , 2003
                              -------------------------      ------------
                              PLEASE SIGN EXACTLY AS NAME APPEARS.

                                         (CONTINUED ON OTHER SIDE)

                  (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)


                                  (TEAR HERE)

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE TRUSTEE. I hereby direct that the voting rights pertaining to shares of stock of Kansas City Southern held by the Trustee and allocated to my account shall be exercised at the Special Meeting of Stockholders to be held on ____ __, 2003, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Special Meeting and matters incidental to such meeting.


1.   Amendment of Restated Certificate of Incorporation of KCS, in     3.  Restatement of Restated Certificate of Incorporation of
     connection with the proposed acquisition.                             KCS.

     [ ] FOR          [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

2.  Amendment of Restated Certificate of Incorporation of KCS to       4.  Proposed Issuance of Class A Convertible Common Stock and
    simplify and update the Restated Certificate of Incorporation.         Common Stock.

    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN                    [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


 IF THE VOTING INSTRUCTION CARD IS NOT RETURNED, THE TRUSTEE MUST VOTE SUCH
         SHARES IN THE SAME PROPORTIONS AS THE SHARES FOR WHICH VOTING
          INSTRUCTION CARDS WERE RECEIVED FROM THE PLAN PARTICIPANTS.